UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04391

Old Mutual Funds II
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

Matthew R. DiClemente, Esq.	Kathryn L. Santoro, Esq.
Stradley Ronon Stevens & Young, LLP	Old Mutual Capital, Inc.
2600 One Commerce Square	4643 South Ulster Street, Suite 700
Philadelphia, PA 19103	Denver, CO 80237
(215) 564-8173	(720) 200-7600

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Item 1.	Reports to Stockholders.

[OLD MUTUAL LOGO]
         Funds II

                                                        Old Mutual Funds II

                                                         SEMI-ANNUAL REPORT

                                                         September 30, 2011

Equity Funds
____________

Old Mutual Analytic U.S. Long/Short Fund

Old Mutual Barrow Hanley Value Fund

Old Mutual Copper Rock International Small Cap Fund

Old Mutual Focused Fund

Old Mutual Heitman REIT Fund

Old Mutual Large Cap Growth Fund

Old Mutual TS&W Mid-Cap Value Fund

Old Mutual TS&W Small Cap Value Fund

Fixed-Income Funds
__________________

Old Mutual Barrow Hanley Core Bond Fund

Old Mutual Cash Reserves Fund

Old Mutual Dwight High Yield Fund

Old Mutual Dwight Intermediate Fixed Income Fund

Old Mutual Dwight Short Term Fixed Income Fund

TABLE OF CONTENTS

About This Report                                                                                                                  1

Message to Shareholders                                                                                                            4

Management Overview and Schedules of Investments

Equity Funds

   Old Mutual Analytic U.S. Long/Short Fund
      Class Z (OBDEX), Class A (OADEX), Institutional Class (OISLX)                                                                5

   Old Mutual Barrow Hanley Value Fund
      Class Z (OBFOX), Class A (OAFOX), Institutional Class (OIBHX)                                                               13

   Old Mutual Copper Rock International Small Cap Fund
      Class Z (OSSCX), Class A (OSSAX), Institutional Class (OISSX)                                                               18

   Old Mutual Focused Fund
      Class Z (OBFVX), Class A (OAFCX), Institutional Class (OIFCX)                                                               24

   Old Mutual Heitman REIT Fund
      Class Z (OBRTX), Class A (OARTX), Institutional Class (OIHRX)                                                               29

   Old Mutual Large Cap Growth Fund
      Class Z (OLCPX), Class A (OLGBX), Institutional Class (OILLX)                                                               34

   Old Mutual TS&W Mid-Cap Value Fund
      Class Z (OTMZX), Class A (OTMAX), Institutional Class (OTMIX)                                                               40

   Old Mutual TS&W Small Cap Value Fund
      Class Z (OSMVX), Class A (OACVX), Institutional Class (OICVX)                                                               46

Fixed-Income Funds

   Old Mutual Barrow Hanley Core Bond Fund
      Institutional Class (OCBIX)                                                                                                 53

   Old Mutual Cash Reserves Fund
      Class Z (OBCXX), Class A (OCAXX), Institutional Class (OCIXX)                                                               61

   Old Mutual Dwight High Yield Fund
      Institutional Class (ODHYX)                                                                                                 65

   Old Mutual Dwight Intermediate Fixed Income Fund
      Class Z (OBFJX), Class A (OAFJX), Class C (OCIRX), Institutional Class (OIDIX)                                              71

   Old Mutual Dwight Short Term Fixed Income Fund
      Class Z (OBCPX), Class A (OIRAX), Class C (OIRCX), Institutional Class (OIDSX)                                              79

TABLE OF CONTENTS - concluded

Statements of Assets & Liabilities                                                                                                88

Statements of Operations                                                                                                          94

Statements of Changes in Net Assets                                                                                              100

Statement of Cash Flows                                                                                                          106

Financial Highlights                                                                                                             107

Notes to Financial Statements                                                                                                    113

Proxy Voting and Portfolio Holdings                                                                                              137

Fund Expenses Example                                                                                                            138

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price, and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable.
Each of the Funds, except the Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund, offers Class A, Class Z and Institutional Class shares. The Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income
Fund also offer Class C shares. The Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund offer
Institutional Class shares only. Class A shares have a current maximum up-front sales charge of 5.75% (4.75% for Old Mutual Dwight
Intermediate Fixed Income Fund, 3.00% for Old Mutual Dwight Short Term Fixed Income Fund and none for Old Mutual Cash Reserves Fund)
and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of
1.00% (0.75% for Old Mutual Dwight Short Term Fixed Income Fund) and will be subject to a contingent deferred sales charge of 1.00%
if redeemed within 12 months of purchase. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions, and Fund holdings as of September 30, 2011, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of September 30, 2011 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are risks associated with small- and mid-capitalization investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the real estate sector has been among the most volatile sectors in the market. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other higher-quality bonds. An investment in a Fund is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities sold short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivative purchased or sold.

                                                                 1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for comparing the Funds' performance against specific securities indexes. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions and with the exception of the Lipper Money Market Funds Average, each index does not reflect the cost of managing a mutual fund. The
Lipper Money Market Funds Average is an average of managed mutual funds, thus performance of this index includes the underlying funds' management costs. The Funds may significantly differ in holdings and composition from an index. Investments cannot be made directly in an index.

Barclays Capital U.S. Aggregate Bond Index

The unmanaged Barclays Capital U.S. Aggregate Bond Index is a widely recognized measure of the aggregate bond market. The index is market-value weighted inclusive of accrued interest.

Barclays Capital U.S. Corporate High-Yield Bond Index

The unmanaged Barclays Capital U.S. Corporate High-Yield Bond Index is a portfolio of corporate bonds constructed with a rules-based methodology to mirror the U.S. high-yield debt market. Performance data for the index includes reinvested income.

Barclays Capital U.S. Intermediate Aggregate Bond Index

The unmanaged Barclays Capital U.S. Intermediate Aggregate Bond Index is an index of fixed-income securities with medium-term durations. The index is market-value weighted inclusive of accrued interest.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index

The unmanaged BofA Merrill Lynch 1-3 Year U.S. Treasury Index is a capitalization-weighted basket of all outstanding U.S. Treasury notes and bonds having between one and three years remaining term to maturity and a minimum of $1 billion outstanding.

Lipper Money Market Funds Average

The Lipper Money Market Funds Average is an average of managed mutual funds that invest in high-quality financial instruments rated in the top two grades, with dollar-weighted average maturities of less than 90 days. The Lipper Money Market Funds Average represents the average performance of 271 mutual funds (as of September 30, 2011) classified by Lipper, Inc. in the Money Market category.

Russell 1000® Growth Index

The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index

The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates.

                                                                 2

Russell 2000® Value Index

The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index

The unmanaged Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Standard & Poor's 500

The unmanaged Standard & Poor's 500 ("S&P 500") is a market-value-weighted index that measures the performance of large-capitalization common stocks across all major industries.

S&P Developed Ex-U.S. SmallCap Index

The unmanaged S&P Developed Ex-U.S. SmallCap Index is an index of small-cap stocks from developed countries, excluding the United
States.

Wilshire U.S. Real Estate Securities Index

The unmanaged Wilshire U.S. Real Estate Securities Index is a market-weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships. This index is float adjusted.

Index returns and statistical data included in this report are provided by Bloomberg, Lipper and Factset.

                                                                 3

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

During the beginning of the semi-annual period covered in this report, there were a few factors that led us to believe there would be an acceleration of the economy: companies continued to post strong earnings results, markets began to rally based on investor sentiment that the European Union had avoided the credit crisis in Greece, and the U.S. Federal Reserve Board offered the possibility of yet another round of quantitative easing should the U.S. economy need it. The last few months of the period, however, presented quite a different story, at times evoking memories of the global crisis we experienced in 2008, as large markets like
Germany, France and China declined more than the U.S. market. That said, we believe the markets will eventually regain a solid footing.

While the short-term economic picture may be mired in uncertainty, many believe the financial strength of most companies is better than it was prior to the financial crisis of 2008, and that there are inexpensive companies out there with strong businesses that will continue to produce solid cash flows.

While we remain cautious going forward, Old Mutual Capital and the sub-advisers to your Funds will closely monitor and evaluate the economic environment as we manage the money with which you have entrusted us. As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the Old Mutual Funds II portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds II

                                                                 4

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    For the six-month period ended September 30, 2011, the Old Mutual Analytic U.S. Long/Short Fund outperformed its benchmark, the
     S&P 500. The Fund's Class Z shares posted a -12.81% return versus a -13.78% return for the Index.

o    Stock selection within the health care, energy and financials sectors contributed positively to the Fund's performance, while stock selection in the consumer staples, materials and consumer discretionary sectors detracted from the Fund's performance.

o    Among the top contributors for the period were short positions in biotechnology companies Dendreon and Human Genome Sciences, and vehicle designer and manufacturer Oshkosh.

o    Among those stocks that detracted from performance were long positions in financial company JPMorgan Chase, mining company
     Freeport-McMoRan Copper & Gold, and semiconductor manufacturer and supplier Vishay Intertechnology.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2011, the Old Mutual Analytic U.S. Long/Short Fund (the "Fund") outperformed its benchmark, the S&P 500 (the "Index"). The Fund's Class Z shares posted a -12.81% return versus a -13.78% return for the Index.
     Performance for all share classes can be found on page 7.

Q.   What investment environment did the Fund face during the past period?

A.   U.S. equities moved lower during the six-month period, as the S&P 500 was in negative territory. Most of this negative performance occurred at the end of the period, with August and September being the most notable months. Fear and uncertainty dominated the U.S. equity markets during the third calendar quarter, led by concerns that the current debt crisis in Europe was spreading and could lead to a recession in the U.S. Compounding the concern was the political paralysis seen in both Europe and the U.S. that sent investor confidence spiraling downward.

Q.   Which market factors influenced the Fund's relative performance?

A.   The investment process of Analytic Investors, LLC ("Analytic"), the Fund's sub-adviser, is based on the premise that investor behavior changes, but changes slowly, and is fairly persistent from month to month. Although absolute performance followed the market lower, the Fund outperformed the Index for the period.

     An emphasis on companies with quality characteristics, such as companies with above-average return on assets and strong profit margins, helped as investors sought relative safety in high-quality companies. As a result, stocks with the highest profit margins outperformed the companies with the weakest profits. In addition, an overweight position to certain growth characteristics positively impacted performance during the six-month period. Specifically, an emphasis on companies with strong profit growth helped the Fund, as investors favored growth over value during the period. While Analytic's process is style-neutral (i.e., a process which concentrates on both value and growth-oriented equity funds), the tilts towards certain valuation characteristics negatively impacted results. For example, while an emphasis on companies with strong historical earnings-to-price ratios helped performance, an emphasis on companies with strong cash flow-to-price ratios, and avoiding companies with stronger-than-average dividend yields, negatively impacted results.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection within the health care, energy and financials sectors contributed positively to the Fund's performance, while stock selection in the consumer staples, materials and consumer discretionary sectors detracted from the Fund's performance.

     Among the top contributors for the period were short positions in biotechnology companies Dendreon and Human Genome Sciences, and vehicle designer and manufacturer Oshkosh. Dendreon's shares moved lower after the company disclosed that initial sales of its pricey prostate cancer drug were progressing slower than expected, which raised questions about the current appetite for expensive treatments and the methods used to pay for them. The news about Dendreon negatively impacted other biotechnology companies and shares of Human Genome Sciences also moved substantially lower. Oshkosh, the U.S. military's biggest supplier of armored trucks, reported a decline in share price during its fiscal third quarter as a result of decreased U.S. Department of
     Defense sales. The drop in share price was the most in more than two years.

                                                                                                       Analytic U.S. Long/Short Fund

                                                                 5

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Top Ten Holdings
as of September 30, 2011†

Apple                                                                       5.7%
___________________________________________________________________________________

Chevron                                                                     4.7%
___________________________________________________________________________________

ConocoPhillips                                                              3.7%
___________________________________________________________________________________

Cardinal Health                                                             3.5%
___________________________________________________________________________________

Amgen                                                                       3.2%
___________________________________________________________________________________

JPMorgan Chase                                                              3.1%
___________________________________________________________________________________

Wells Fargo                                                                 3.1%
___________________________________________________________________________________

Coca-Cola Enterprises                                                       2.8%
___________________________________________________________________________________

Ford Motor                                                                  2.7%
___________________________________________________________________________________

McKesson                                                                    2.5%
___________________________________________________________________________________

As a % of Total
Fund Investments*                                                          35.0%
___________________________________________________________________________________

* Top ten holdings are all long positions.
† Excludes short-term affiliated mutual fund.

     Among those stocks that detracted from performance were long positions in financial company JPMorgan Chase, mining company
     Freeport-McMoRan Copper & Gold, and semiconductor manufacturer and supplier Vishay Intertechnology. Shares of JPMorgan Chase and other major banks traded lower as fear grew over the possibility of another U.S. recession. Banks were expected to report lower capital-markets revenue as a result of the U.S. debt downgrade, concerns over the debt crises in Europe, and a slowing global economy. This translated into diminished investment banking activity, mergers and acquisitions, and other transactions in the third quarter. Shares of Freeport-McMoRan Copper & Gold moved lower during the period in anticipation of a potential loss of production of approximately three to five pounds of copper and 5,000 ounces of gold per day at the company's Indonesian mine due to a labor problem. Shares of Vishay Intertechnology moved lower after the company reported that its first-quarter revenue fell short of analyst forecasts.

Q.   What is the investment outlook for the U.S. equity market?

A.   Analytic intends to emphasize stocks with certain attractive valuation characteristics, such as stocks with above-average cash flow-to-price and above-average earnings-to-price ratios. Analytic also intends to focus on companies with strong quality metrics, such as stocks with above-average asset utilization and return on assets. Analytic further anticipates continuing to underweight or short sell companies with above-average insider selling, stocks with high volatility of sales per share, and stocks where analysts vary widely in their earnings predictions.

     Analytic's process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. If this holds going forward, Analytic believes the Fund should benefit from being properly positioned toward stocks with characteristics favored by investors.

Analytic U.S. Long/Short Fund

                                                                 6

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2011

____________________________________________________________________________________________________________________________________

                                                                                      Annualized       Annualized       Annualized
                                          Inception       6 Month      1 Year           5 Year           10 Year        Inception
                                            Date          Return       Return           Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class Z*                                   07/01/93       (12.81)%      5.17%           (2.39)%           1.59%            6.95%
Class A with load                          07/31/03       (17.90)%     (1.00)%          (3.78)%            n/a             2.04%
Class A without load                       07/31/03       (12.86)%      5.02%           (2.64)%            n/a             2.79%
Institutional Class                        12/20/06 (1)   (12.73)%      5.42%             n/a              n/a            (4.31)%
S&P 500                                    07/01/93       (13.78)%      1.14%           (1.18)%           2.82%            7.24%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*   Data prior to January 11, 2002 includes performance of a predecessor fund. The predecessor fund was managed by Analytic
    Investors, LLC and had investment goals, strategies and policies that were substantially similar to the Fund.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to February 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to February 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are
1.24% and 1.22%; 2.20% and 1.47%; and 1.24% and 1.02%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic U.S. Long/Short Fund, Class Z	S&P 500
3/31/01	10,000	10,000
3/31/02	10,252	10,024
3/31/03	7,296	7,542
3/31/04	9,813	10,191
3/31/05	10,647	10,873
3/31/06	11,835	12,148
3/31/07	14,408	13,585
3/31/08	13,331	12,895
3/31/09	8,011	7,984
3/31/10	11,079	11,957
3/31/11	12,593	13,828
9/30/11	10,980	11,922

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings* as of September 30, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	2.3%
Consumer Discretionary	12.6%
Consumer Staples	8.6%
Energy	10.2%
Financials	13.6%
Health Care	15.2%
Industrials	6.8%
Information Technology	23.0%
Materials	2.3%
Telecommunication Services	3.0%
Utilities	2.4%

* sector weightings include only long positions.

                                                                 7

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 115.8%                                                      Computer Aided Design - 2.0%
                                                                           Autodesk*                                     22,862   $       635
Applications Software - 1.1%                                                                                                      ______________
Microsoft                                     13,717   $       340
                                                       ______________      Total Computer Aided Design                                    635
                                                                           _____________________________________________________________________
Total Applications Software                                    340
_____________________________________________________________________      Computer Data Security - 0.1%
                                                                           Fortinet*                                      1,125            19
Auto/Truck Parts & Equipment-Original - 0.8%                                                                                      ______________
TRW Automotive Holdings*                       7,789           255
                                                       ______________      Total Computer Data Security                                    19
                                                                           _____________________________________________________________________
Total Auto/Truck Parts & Equipment-Original                    255
_____________________________________________________________________      Computer Services - 5.9%
                                                                           Accenture, Cl A                               15,239           803
Auto-Cars/Light Trucks - 5.5%                                              Cognizant Technology Solutions, Cl A* (B)      5,257           330
Ford Motor* (B)                              101,488           981         International Business Machines (B)            3,989           698
General Motors* (B)                           36,423           735                                                                ______________
                                                       ______________
                                                                           Total Computer Services                                      1,831
Total Auto-Cars/Light Trucks                                 1,716         _____________________________________________________________________
_____________________________________________________________________
                                                                           Computers - 8.2%
Auto-Medium & Heavy Duty Trucks - 0.2%                                     Apple* (B)                                     5,549         2,115
Navistar International*                        1,957            63         Dell*                                         30,553           433
                                                       ______________                                                             ______________

Total Auto-Medium & Heavy Duty Trucks                           63         Total Computers                                              2,548
_____________________________________________________________________      _____________________________________________________________________

Beverages-Non-Alcoholic - 3.3%                                             Consumer Products-Miscellaneous - 0.5%
Coca-Cola Enterprises (B)                     41,567         1,034         Clorox                                           149            10
                                                       ______________      Tupperware Brands                              2,445           131
                                                                                                                                  ______________
Total Beverages-Non-Alcoholic                                1,034
_____________________________________________________________________      Total Consumer Products-Miscellaneous                          141
                                                                           _____________________________________________________________________
Building & Construction Products-Miscellaneous - 0.1%
Owens Corning* (B)                               694            15         Cosmetics & Toiletries - 0.3%
                                                       ______________      Avon Products                                  3,059            60
                                                                           Estee Lauder, Cl A                               483            42
Total Building & Construction                                                                                                     ______________
   Products-Miscellaneous                                       15
_____________________________________________________________________      Total Cosmetics & Toiletries                                   102
                                                                           _____________________________________________________________________
Building-Heavy Construction - 0.9%
Chicago Bridge & Iron, Cl Y                    9,916           284         Diversified Banking Institutions - 3.7%
                                                       ______________      JPMorgan Chase (B)                            38,517         1,160
                                                                                                                                  ______________
Total Building-Heavy Construction                              284
_____________________________________________________________________      Total Diversified Banking Institutions                       1,160
                                                                           _____________________________________________________________________
Cable/Satellite TV - 2.5%
DIRECTV, Cl A*                                18,632           787         Diversified Operations - 0.2%
                                                       ______________      Leucadia National                              2,554            58
                                                                                                                                  ______________
Total Cable/Satellite TV                                       787
_____________________________________________________________________      Total Diversified Operations                                    58
                                                                           _____________________________________________________________________
Casino Hotels - 0.1%
MGM Resorts International*                     2,244            21         E-Commerce/Products - 0.5%
                                                       ______________      Amazon.com*                                      666           144
                                                                                                                                  ______________
Total Casino Hotels                                             21
_____________________________________________________________________      Total E-Commerce/Products                                      144
                                                                           _____________________________________________________________________
Cellular Telecommunications - 0.8%
MetroPCS Communications* (B)                  29,880           260         E-Commerce/Services - 1.4%
                                                       ______________      priceline.com*                                   936           421
                                                                                                                                  ______________
Total Cellular Telecommunications                              260
_____________________________________________________________________      Total E-Commerce/Services                                      421
                                                                           _____________________________________________________________________
Chemicals-Diversified - 0.0%
Rockwood Holdings*                               133             5         Electric-Generation - 0.1%
                                                       ______________      AES*                                           1,953            19
                                                                                                                                  ______________
Total Chemicals-Diversified                                      5
_____________________________________________________________________      Total Electric-Generation                                       19
                                                                           _____________________________________________________________________
Coatings/Paint - 0.8%
Kronos Worldwide                              14,884           239
                                                       ______________

Total Coatings/Paint                                           239
_____________________________________________________________________

                                                                 8

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electric-Integrated - 2.8%                                                 Machinery-Construction & Mining - 2.0%
CMS Energy                                    28,809   $       570         Caterpillar                                    8,218   $       607
Constellation Energy Group                       106             4         Joy Global                                        54             3
NV Energy                                     19,107           281                                                                ______________
Progress Energy                                  639            33
                                                       ______________      Total Machinery-Construction & Mining                          610
                                                                           _____________________________________________________________________
Total Electric-Integrated                                      888
_____________________________________________________________________      Machinery-Farm - 0.2%
                                                                           AGCO*                                          1,766            61
Electronic Components-Miscellaneous - 3.7%                                                                                        ______________
Jabil Circuit                                 37,829           673
Vishay Intertechnology* (B)                   59,386           496         Total Machinery-Farm                                            61
                                                       ______________      _____________________________________________________________________

Total Electronic Components-Miscellaneous                    1,169         Medical Products - 0.4%
_____________________________________________________________________      Johnson & Johnson                              1,981           126
                                                                                                                                  ______________
Electronic Components-Semiconductors - 2.1%
Freescale Semiconductor Holdings I*           16,487           182         Total Medical Products                                         126
Intel                                         22,323           476         _____________________________________________________________________
                                                       ______________
                                                                           Medical-Biomedical/Genetics - 7.5%
Total Electronic Components-Semiconductors                     658         Alexion Pharmaceuticals*                       9,772           626
_____________________________________________________________________      Amgen (B)                                     21,482         1,180
                                                                           Biogen Idec* (B)                               5,879           548
Engineering/R&D Services - 2.5%                                                                                                   ______________
Fluor                                          2,046            95
Jacobs Engineering Group*                      2,221            72         Total Medical-Biomedical/Genetics                            2,354
URS*                                          21,185           628         _____________________________________________________________________
                                                       ______________
                                                                           Medical-HMO - 0.5%
Total Engineering/R&D Services                                 795         UnitedHealth Group (B)                         3,447           159
_____________________________________________________________________                                                             ______________

Engines-Internal Combustion - 0.9%                                         Total Medical-HMO                                              159
Cummins                                        3,254           266         _____________________________________________________________________
                                                       ______________
                                                                           Medical-Wholesale Drug Distributors - 8.7%
Total Engines-Internal Combustion                              266         AmerisourceBergen                             14,096           525
_____________________________________________________________________      Cardinal Health (B)                           30,615         1,282
                                                                           McKesson (B)                                  12,461           906
Entertainment Software - 1.3%                                                                                                     ______________
Electronic Arts*                              20,002           409
                                                       ______________      Total Medical-Wholesale Drug Distributors                    2,713
                                                                           _____________________________________________________________________
Total Entertainment Software                                   409
_____________________________________________________________________      Metal-Copper - 1.9%
                                                                           Freeport-McMoRan Copper & Gold (B)            19,456           592
Finance-Other Services - 0.0%                                                                                                     ______________
NYSE Euronext                                    319             7
                                                       ______________      Total Metal-Copper                                             592
                                                                           _____________________________________________________________________
Total Finance-Other Services                                     7
_____________________________________________________________________      Multimedia - 2.7%
                                                                           Viacom, Cl B (B)                              21,644           839
Food-Meat Products - 2.4%                                                                                                         ______________
Smithfield Foods*                             37,839           738
                                                       ______________      Total Multimedia                                               839
                                                                           _____________________________________________________________________
Total Food-Meat Products                                       738
_____________________________________________________________________      Oil & Gas Drilling - 0.3%
                                                                           Patterson-UTI Energy                           4,674            81
Instruments-Scientific - 0.3%                                                                                                     ______________
Thermo Fisher Scientific*                      2,033           103
                                                       ______________      Total Oil & Gas Drilling                                        81
                                                                           _____________________________________________________________________
Total Instruments-Scientific                                   103
_____________________________________________________________________      Oil Companies-Integrated - 10.2%
                                                                           Chevron (B)                                   18,907         1,749
Life/Health Insurance - 0.3%                                               ConocoPhillips (B)                            21,502         1,362
Prudential Financial (B)                       2,239           105         Murphy Oil                                     1,818            80
                                                       ______________                                                             ______________

Total Life/Health Insurance                                    105         Total Oil Companies-Integrated                               3,191
_____________________________________________________________________      _____________________________________________________________________

Machinery Tools & Related Products - 0.2%                                  Oil Refining & Marketing - 1.6%
Lincoln Electric Holdings                      2,569            75         Tesoro*                                        3,359            65
                                                       ______________      Valero Energy                                 24,331           433
                                                                                                                                  ______________
Total Machinery Tools & Related Products                        75
_____________________________________________________________________      Total Oil Refining & Marketing                                 498
                                                                           _____________________________________________________________________

                                                                 9

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Oil-Field Services - 0.1%                                                  Telephone-Integrated - 2.7%
Baker Hughes                                     430   $        20         AT&T (B)                                      29,760   $       849
                                                       ______________                                                             ______________

Total Oil-Field Services                                        20         Total Telephone-Integrated                                     849
_____________________________________________________________________      _____________________________________________________________________

Pharmacy Services - 0.1%                                                   Therapeutics - 0.4%
Medco Health Solutions*                          911            43         Warner Chilcott, Cl A*                         8,432           121
                                                       ______________                                                             ______________

Total Pharmacy Services                                         43         Total Therapeutics                                             121
_____________________________________________________________________      _____________________________________________________________________

Property/Casualty Insurance - 0.4%                                         Tobacco - 3.8%
Arch Capital Group*                            3,702           121         Lorillard                                      5,068           561
                                                       ______________      Philip Morris International (B)               10,234           638
                                                                                                                                  ______________
Total Property/Casualty Insurance                              121
_____________________________________________________________________      Total Tobacco                                                1,199
                                                                           _____________________________________________________________________
Reinsurance - 1.3%
Endurance Specialty Holdings                  11,848           405         Transportation-Services - 1.1%
                                                       ______________      CH Robinson Worldwide                          4,442           304
                                                                           FedEx                                            588            40
Total Reinsurance                                              405                                                                ______________
_____________________________________________________________________
                                                                           Total Transportation-Services                                  344
REITs-Diversified - 4.1%                                                   _____________________________________________________________________
Rayonier                                      10,574           389
Weyerhaeuser (B)                              57,858           900         Vitamins & Nutrition Products - 0.3%
                                                       ______________      Herbalife                                      1,692            91
                                                                                                                                  ______________
Total REITs-Diversified                                      1,289
_____________________________________________________________________      Total Vitamins & Nutrition Products                             91
                                                                           _____________________________________________________________________
Retail-Computer Equipment - 0.3%
GameStop, Cl A*                                3,828            88         Web Hosting/Design - 0.2%
                                                       ______________      Rackspace Hosting*                             2,026            69
                                                                                                                                  ______________
Total Retail-Computer Equipment                                 88
_____________________________________________________________________      Total Web Hosting/Design                                        69
                                                                           _____________________________________________________________________
Retail-Regional Department Store - 0.4%
Dillard's, Cl A                                3,094           135         Wireless Equipment - 0.1%
                                                       ______________      Motorola Mobility Holdings*                      461            17
                                                                                                                                  ______________
Total Retail-Regional Department Store                         135
_____________________________________________________________________      Total Wireless Equipment                                        17
                                                                                                                                  ______________
Semiconductor Components-
   Integrated Circuits - 1.6%                                              Total Common Stock (Cost $37,853)                           36,162
Atmel*                                        63,434           512         _____________________________________________________________________
                                                       ______________
                                                                           Affiliated Mutual Fund - 2.7%
Total Semiconductor Components-                                            Old Mutual Cash Reserves Fund,
   Integrated Circuits                                         512            Institutional Class, 0.00% (A)            834,620           835
_____________________________________________________________________                                                             ______________

Soap & Cleaning Preparation - 0.0%                                         Total Affiliated Mutual Fund (Cost $835)                       835
Church & Dwight Co.                              246            11         _____________________________________________________________________
                                                       ______________
                                                                           Total Investments - 118.5% (Cost $38,688)                   36,997
Total Soap & Cleaning Preparation                               11         _____________________________________________________________________
_____________________________________________________________________
                                                                           Securities Sold Short - (19.5)%
Super-Regional Banks-US - 6.1%
Capital One Financial                         18,829           746         Auto-Cars/Light Trucks - (1.5)%
Wells Fargo (B)                               47,909         1,156         Tesla Motors*                                (19,488)         (475)
                                                       ______________                                                             ______________

Total Super-Regional Banks-US                                1,902         Total Auto-Cars/Light Trucks                                  (475)
_____________________________________________________________________      _____________________________________________________________________

Telecommunications Equipment-Fiber Optics - 0.9%                           Auto-Medium & Heavy Duty Trucks - (1.7)%
Corning                                       23,377           289         Oshkosh*                                     (33,438)         (526)
                                                       ______________                                                             ______________

Total Telecommunications Equipment-                                        Total Auto-Medium & Heavy Duty Trucks                         (526)
   Fiber Optics                                                289         _____________________________________________________________________
_____________________________________________________________________
                                                                           Building Products-Air & Heating - (0.5)%
Telecommunications Services - 0.4%                                         Lennox International                          (6,294)         (162)
Virgin Media                                   5,038           123                                                                ______________
                                                       ______________
                                                                           Total Building Products-Air & Heating                         (162)
Total Telecommunications Services                              123         _____________________________________________________________________
_____________________________________________________________________

                                                                 10

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Building-Residential/Commercial - (1.5)%                                   Telecommunications Equipment-Fiber Optics - (1.2)%
Pulte Group*                                (120,306)  $      (475)        Ciena*                                       (34,478)  $      (386)
                                                       ______________                                                             ______________

Total Building-Residential/Commercial                         (475)        Total Telecommunications Equipment-
_____________________________________________________________________         Fiber Optics                                               (386)
                                                                           _____________________________________________________________________
Computers-Integrated Systems - (0.3)%
Brocade Communications Systems*              (21,761)          (94)        Web Hosting/Design - (0.8)%
                                                       ______________      Equinix*                                      (2,646)         (235)
                                                                                                                                  ______________
Total Computers-Integrated Systems                             (94)
_____________________________________________________________________      Total Web Hosting/Design                                      (235)
                                                                           _____________________________________________________________________
Consulting Services - (0.1)%
CoreLogic*                                    (2,753)          (30)        Total Securities Sold Short (Proceeds Received $(7,918))    (6,076)
                                                       ______________      _____________________________________________________________________

Total Consulting Services                                      (30)        Other Assets and Liabilities, Net - 1.0%                       311
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Semiconductors - (0.6)%                              Total Net Assets - 100.0%                              $    31,232
Cree*                                         (6,642)         (173)        _____________________________________________________________________
                                                       ______________
                                                                           The Fund had the following futures contracts open as of
Total Electronic Components-Semiconductors                    (173)        September 30, 2011:
_____________________________________________________________________
                                                                                                                                      Unrealized
Food-Retail - (0.2)%                                                                                         Contract                Appreciation
SUPERVALU                                     (9,579)          (64)                               Number of   Value     Expiration  (Depreciation)
                                                       ______________      Contract Description   Contracts   (000)        Date         (000)
                                                                           ____________________   _________  _________  __________  ______________
Total Food-Retail                                              (64)
_____________________________________________________________________      S&P 500 EMINI
                                                                              Index - Long           21       $1,182    12/16/2011      ($33)
Internet Content-Information/News - (1.3)%                                 _______________________________________________________________________
LinkedIn, Cl A*                               (3,114)         (243)
WebMD Health, Cl A*                           (5,450)         (165)        For descriptions of abbreviations and footnotes, please refer to
                                                       ______________      page 87.

Total Internet Content-Information/News                       (408)        Other Information:
_____________________________________________________________________
                                                                           The Old Mutual Analytic U.S. Long/Short Fund invested in futures
Medical-Biomedical/Genetics - (3.6)%                                       contracts during the period ended September 30, 2011. The primary type
Amylin Pharmaceuticals*                      (29,427)         (272)        of risk associated with these derivative instruments is equity risk.
Dendreon*                                    (26,055)         (234)        Refer to Note 2 in the Notes to Financial Statements for further
Human Genome Sciences*                       (49,456)         (628)        discussion about the risks and objectives for utilizing derivative
                                                       ______________      instruments. The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the
Total Medical-Biomedical/Genetics                           (1,134)        Statement of Assets and Liabilities and Statement of Operations are
_____________________________________________________________________      presented in the tables below.

Medical-Drugs - (1.6)%                                                     The fair value of derivative instruments as of September 30, 2011 by
Pharmasset*                                   (5,890)         (485)        risk category (000):
                                                       ______________

Total Medical-Drugs                                           (485)                                       Asset Derivatives        Liability Derivatives
_____________________________________________________________________                                 ________________________  __________________________

REITs-Regional Malls - (0.6)%                                              Derivatives not designated Statement of Asset  Fair  Statement of Asset   Fair
General Growth Properties                    (15,884)         (192)        as hedging instruments,     and Liabilities   Value   and Liabilities    Value
                                                       ______________      carried at fair value          Location       (000)      Location        (000)
                                                                           __________________________ __________________ _____  __________________ _______
Total REITs-Regional Malls                                    (192)
_____________________________________________________________________      Equity contracts           Variation Margin         Variation Margin
                                                                                                      Receivable on            Payable on
S&L/Thrifts-Central US - (0.2)%                                                                       Futures Contracts   $-   Futures Contracts   $(33)†
Capitol Federal Financial                     (5,293)          (56)                                                       __                       ____
                                                       ______________
                                                                           Total                                          $-                       $(33)
Total S&L/Thrifts-Central US                                   (56)        _______________________________________________________________________________
_____________________________________________________________________
                                                                           † Includes amounts received and/or paid over the life of the futures
S&L/Thrifts-Eastern US - (1.9)%                                              contracts (representing the cumulative appreciation/depreciation)
Hudson City Bancorp                         (103,708)         (587)          as reported in the futures contracts table above. Only the current
                                                       ______________        day's variation margin is reported within the Statement of Assets and Liabilities.
Total S&L/Thrifts-Eastern US                                  (587)
_____________________________________________________________________

Telecommunications Equipment - (1.9)%
Tellabs                                     (138,509)         (594)
                                                       ______________

Total Telecommunications Equipment                            (594)
_____________________________________________________________________

                                                                 11

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

The effects of derivative instruments on the Statement of Operations for the period ended September 30, 2011 are as follows (000):

             Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
_______________________________________________________________________________________________

Derivatives not designated as hedging instruments,                                     Futures
carried at fair value                                                                 Contracts
___________________________________________________________________________________   _________

Equity Contracts                                                                        $(157)
                                                                                        _____

Total                                                                                   $(157)
_______________________________________________________________________________________________

    Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
_______________________________________________________________________________________________

Derivatives not designated as hedging instruments,                                     Futures
carried at fair value                                                                 Contracts
___________________________________________________________________________________   _________

Equity Contracts                                                                        $ (97)
                                                                                        _____

Total                                                                                   $ (97)
_______________________________________________________________________________________________

For the six-month period ended September 30, 2011 the value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Fund's volumes throughout the period.

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2011 in valuing the Fund's net assets were as follows (000):

        Description                                                                     Level 1      Level 2     Level 3     Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                                         $36,162        $-          $-       $36,162
   Affiliated Mutual Fund                                                                   835         -           -           835
Securities Sold Short
   Securities Sold Short                                                                 (6,076)        -           -        (6,076)
Other Financial Instruments
   Futures Contracts*                                                                       (33)        -           -           (33)
____________________________________________________________________________________________________________________________________

Total Investments                                                                       $30,888        $-          $-       $30,888
____________________________________________________________________________________________________________________________________

* Futures Contracts are not reflected in the Schedule of Investments and are valued at the unrealized appreciation/depreciation of the instrument.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 12

OLD MUTUAL BARROW HANLEY VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Performance Highlights

o    For the six-month period ended September 30, 2011, the Old Mutual Barrow Hanley Value Fund outperformed its benchmark, the
     Russell 1000 Value Index. The Fund's Class Z shares posted a -13.78% return versus a -16.62% return for the Index.

o    From a sector perspective during the period, the top contributors to the Fund's relative performance were the financials, consumer staples and information technology sectors. The top detractors from the Fund's relative performance were the industrials, utilities and health care sectors.

o    Among the individual stocks that contributed to Fund performance were energy producer and transporter Dominion Resources, tobacco company Imperial Tobacco Group and semiconductor chipmaker Intel.

o    Financial products and services company Bank of America, computer hardware and software company Hewlett-Packard, and oil, gas and chemical company Occidental Petroleum detracted from the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2011, the Old Mutual Barrow Hanley Value Fund (the "Fund") outperformed its benchmark, the Russell 1000 Value Index (the "Index"). The Fund's Class Z shares posted a -13.78% return versus a -16.62%
     return for the Index. Performance for all share classes can be found on page 15.

Q.   What investment environment did the Fund face during the past period?

A.   Equity markets around the globe were punished during the six-month period, as investors grew more fearful of slowing growth prospects and government policy responses in the Eurozone, China and the U.S. There has been no safe haven within the global equity markets, as large markets such as Germany, France and China have fallen even more than the U.S. market. Particularly hard hit were U.S. small-capitalization stocks (which have performed strongly for the past several years) and emerging markets, whose export dependence would be challenged in a global demand slowdown.

     Though U.S. small-capitalization stocks suffered the worst declines, large-capitalization stocks, as measured by the S&P 500, also experienced significant declines. Value benchmarks performed worse than the broad market, weighed down by a higher exposure to the underperforming financial services sector.

Q.   Which market factors influenced the Fund's relative performance?

A.   Market action was dominated by important macro events, as well as trading strategies that appeared to be aimed more at being in or out of equities rather than at picking outperforming stocks. As a result, market volatility intensified and correlations among stocks reached a 25-year high. With stocks moving so tightly as a group, the Fund's investment approach - which is based on active stock selection - was challenged. In spite of this environment, however, the Fund maintained a relative performance advantage versus the Index during the past six months.

     Weakness in the financials sector was the dominant theme in equity markets during the period. The list of issues facing the largest U.S. banks created what some believe was the perfect storm of negative sentiment. Whether it was regulatory reform, a slowing economy, legacy mortgage issues, or exposure to European sovereign debt, the list of issues was daunting. Nevertheless,
     Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley"), the Fund's sub-adviser, believes the issues will prove to be manageable going forward.

     Capital levels, loss reserves and balance sheet liquidity were all much stronger than past crisis levels for the financial services group. Despite these improvements, however, the extreme negative sentiment surrounding many financial services stocks may persist for some time, prolonging the cloud over equity markets. The Fund owned fewer financial stocks than the value benchmarks and some of its value peers, which benefited the Fund's relative performance over the past decade. However, Barrow
     Hanley expects to continue to own a meaningful number of financial services companies going forward because it believes these companies still have significant earnings and dividend-paying capacity, and should trade at depressed valuation levels.

     During the past six months, the Fund's underweight to the underperforming financials sector continued to benefit relative performance. An overweight position and stock selection in the consumer staples sector, especially tobaccos, were also beneficial. The industrials sector was negatively impacted by fears of a double-dip recession and forecasts of weakening global growth, and the Fund's overweight position and stock selection in this declining sector were the most significant detractors from relative performance during the past six months.

                                                                                                            Barrow Hanley Value Fund

                                                                 13

OLD MUTUAL BARROW HANLEY VALUE FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Top Ten Holdings
as of September 30, 2011*

Philip Morris International                                                 4.2%
___________________________________________________________________________________

ConocoPhillips                                                              3.8%
___________________________________________________________________________________

International Business
Machines                                                                    3.8%
___________________________________________________________________________________

Baxter International                                                        3.6%
___________________________________________________________________________________

Spectra Energy                                                              3.4%
___________________________________________________________________________________

Pfizer                                                                      3.4%
___________________________________________________________________________________

American Express                                                            3.3%
___________________________________________________________________________________

Imperial Tobacco Group ADR                                                  3.3%
___________________________________________________________________________________

Occidental Petroleum                                                        3.1%
___________________________________________________________________________________

Johnson & Johnson                                                           3.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           35.0%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective during the period, the top contributors to the Fund's relative performance were the financials, consumer staples and information technology sectors. The top detractors from the Fund's relative performance were the industrials, utilities and health care sectors.

     Among the individual stocks that contributed to Fund performance were energy producer and transporter Dominion Resources, tobacco company Imperial Tobacco Group and semiconductor chipmaker Intel. Dominion Resources' stock performed well during the last six months as the company continued to construct large-scale power projects that should add meaningfully to their regulated earnings base over the next several years. Additionally, the economy in their service area of Virginia has fared better than the national averages. Imperial Tobacco Group's pricing and sales fundamentals remained solid, and the stock benefited from an investor preference for stable consumer staples companies during the period. Intel's stock recovered sharply during the period as fears of competition from ARM-based products dissipated. While competition for ARM architecture will be a material threat over time, the discounted valuation and meaningful dividend yield were recognized somewhat during the past six months.

     On the other side of the equation, financial products and services company Bank of America, computer hardware and software company Hewlett-Packard, and oil, gas and chemical company Occidental Petroleum detracted from the Fund's performance. Bank of
     America underperformed during the period as a result of macro issues and questions surrounding capital and legacy mortgage issues. Most of Bank of America's company-specific problems are traced back to the purchase of Countrywide Financial, which saddled the bank with legacy mortgage issues and weakened earnings and capital generation relative to peers. As a result, Bank of America's capital ratios look weak relative to the group, which became a central concern surrounding the stock during the third quarter of 2011. Hewlett-Packard's shares have underperformed year to date, as business conditions in several segments deteriorated and the lack of a cohesive strategy weighed on investor sentiment. Hewlett-Packard suffered from weakness in its personal computer market, which was led by soft consumer demand, tablet cannibalization, and market-share losses in China.
     Additionally, Hewlett-Packard's services business struggled from underinvestment, and its printing business was hit with supply chain disruptions out of Japan. Occidental Petroleum negatively impacted performance as oil prices fell by 18% and energy stocks sold off sharply. The recent underperformance was also attributed to a shortfall in second-quarter production due to disruptions in the company's activities in Libya and Yemen, slightly lower production guidance for the second half of 2011, and concerns over the pace of drilling activity in California post-2011.

Q.   What is the investment outlook for the large-capitalization value equity market?

A.   Going forward, it is difficult to gauge how much longer stocks and equity markets will remain so macro-driven and highly correlated. Similarly, predicting just when financial services stocks will begin to sustainably produce positive returns is uncertain. The good news is that uncertainty, controversy and fear typically provide a good starting point for outsized investment returns in the future. Periods of good returns from stocks do not normally begin when the optimism is abundant and stock prices have already been rising strongly.

     Barrow Hanley takes a long-term view of the Fund and seeks to profit from overly negative sentiment. As Barrow Hanley looks forward, it sees a number of positives that seem underappreciated by the market: business inventories remain in balance;
     corporate cash levels remain at record levels; corporate debt levels are low; the lackluster economic growth environment is already largely priced into the market; and dividend payout ratios are low and have significant upside potential. As such,
     Barrow Hanley intends to work diligently to make investment decisions today that will most benefit the Fund for the next several years.

Barrow Hanley Value Fund

                                                                 14

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2011
____________________________________________________________________________________________________________________________________

                                                                                      Annualized       Annualized       Annualized
                                          Inception       6 Month      1 Year           5 Year           10 Year        Inception
                                            Date          Return       Return           Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class Z*                                   09/10/98       (13.78)%      0.23%           (2.44)%           2.37%            5.84%
Class A with load                          07/31/03       (18.77)%     (5.53)%          (3.81)%            n/a             0.92%
Class A without load                       07/31/03       (13.78)%      0.16%           (2.66)%            n/a             1.66%
Institutional Class                        12/20/06 (1)   (13.60)%      0.51%             n/a              n/a            (3.73)%
Russell 1000 Value Index                   09/10/98       (16.62)%     (1.89)%          (3.53)%           3.36%            4.21%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*   Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expenses (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are
1.04% and 0.95%; 2.04% and 1.20%; and 0.89% and 0.85%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Barrow Hanley Value Fund, Class Z	Russell 1000 Value Index
3/31/01	10,000	10,000
3/31/02	12,082	10,438
3/31/03	8,974	8,059
3/31/04	12,098	11,349
3/31/05	12,901	12,844
3/31/06	13,506	14,553
3/31/07	15,401	17,002
3/31/08	13,632	15,303
3/31/09	8,413	8,812
3/31/10	13,262	13,531
3/31/11	14,571	15,581
9/30/11	12,563	12,991

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Class Weightings as of September 30, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	3.1%
Consumer Discretionary	5.1%
Consumer Staples	12.9%
Energy	11.4%
Financials	18.1%
Health Care	13.8%
Industrials	13.0%
Information Technology	9.6%
Materials	1.0%
Telecommunication Services	6.4%
Utilities	5.6%

                                                                 15

OLD MUTUAL BARROW HANLEY VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 96.4%                                                       Electronic Components-Semiconductors - 2.2%
                                                                           Intel                                        111,400   $      2,376
Aerospace/Defense - 2.4%                                                                                                          ______________
Raytheon                                      63,900   $      2,612
                                                       ______________      Total Electronic Components-Semiconductors                    2,376
                                                                           _____________________________________________________________________
Total Aerospace/Defense                                       2,612
_____________________________________________________________________      Finance-Consumer Loans - 1.2%
                                                                           SLM                                          108,088          1,346
Applications Software - 2.8%                                                                                                      ______________
Microsoft                                    123,300          3,069
                                                       ______________      Total Finance-Consumer Loans                                  1,346
Total Applications Software                                   3,069        _____________________________________________________________________
_____________________________________________________________________
                                                                           Finance-Credit Card - 3.2%
Beverages-Wine/Spirits - 3.0%                                              American Express                              78,662          3,532
Diageo ADR                                    42,272          3,210                                                               ______________
                                                       ______________
                                                                           Total Finance-Credit Card                                     3,532
Total Beverages-Wine/Spirits                                  3,210        _____________________________________________________________________
_____________________________________________________________________
                                                                           Funeral Services & Related Items - 1.2%
Cellular Telecommunications - 1.3%                                         Service Corp International                   146,200          1,339
Vodafone Group ADR                            54,100          1,388                                                               ______________
                                                       ______________
                                                                           Total Funeral Services & Related Items                        1,339
Total Cellular Telecommunications                             1,388        _____________________________________________________________________
_____________________________________________________________________
                                                                           Gas-Distribution - 2.8%
Chemicals-Diversified - 1.0%                                               CenterPoint Energy                           155,300          3,047
E.I. du Pont de Nemours                       26,400          1,055                                                               ______________
                                                       ______________
                                                                           Total Gas-Distribution                                        3,047
Total Chemicals-Diversified                                   1,055        _____________________________________________________________________
_____________________________________________________________________
                                                                           Hotels & Motels - 0.8%
Computer Services - 3.7%                                                   Wyndham Worldwide                             30,087            858
International Business Machines               23,250          4,069                                                               ______________
                                                       ______________
                                                                           Total Hotels & Motels                                           858
Total Computer Services                                       4,069        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Instruments - 1.8%
Computers - 0.8%                                                           Medtronic                                     60,000          1,994
Hewlett-Packard                               40,703            914                                                               ______________
                                                       ______________
                                                                           Total Medical Instruments                                     1,994
Total Computers                                                 914        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Products - 6.6%
Cruise Lines - 1.1%                                                        Baxter International                          69,158          3,883
Carnival                                      40,458          1,226        Johnson & Johnson                             51,800          3,300
                                                       ______________                                                             ______________

Total Cruise Lines                                            1,226        Total Medical Products                                        7,183
_____________________________________________________________________      _____________________________________________________________________

Diversified Banking Institutions - 5.0%                                    Medical-Drugs - 3.4%
Bank of America                              189,663          1,161        Pfizer                                       206,004          3,642
Citigroup                                     82,070          2,103                                                               ______________
JPMorgan Chase                                73,457          2,212
                                                       ______________      Total Medical-Drugs                                           3,642
                                                                           _____________________________________________________________________
Total Diversified Banking Institutions                        5,476
_____________________________________________________________________      Medical-HMO - 1.9%
                                                                           WellPoint                                     31,612          2,064
Diversified Manufacturing Operations - 10.6%                                                                                      ______________
Cooper Industries, Cl A                       60,300          2,781
General Electric                             166,730          2,541        Total Medical-HMO                                             2,064
Honeywell International                       56,738          2,491        _____________________________________________________________________
Illinois Tool Works                           39,855          1,658
ITT                                           48,100          2,020        Multi-line Insurance - 1.1%
                                                       ______________      XL Group                                      61,461          1,155
                                                                                                                                  ______________
Total Diversified Manufacturing Operations                   11,491
_____________________________________________________________________      Total Multi-line Insurance                                    1,155
                                                                           _____________________________________________________________________
Electric-Integrated - 2.8%
Dominion Resources                            59,924          3,042        Oil Companies-Exploration & Production - 3.0%
                                                       ______________      Occidental Petroleum                          46,222          3,305
                                                                                                                                  ______________
Total Electric-Integrated                                     3,042
_____________________________________________________________________      Total Oil Companies-Exploration & Production                  3,305
                                                                           _____________________________________________________________________

                                                                           Oil Companies-Integrated - 3.8%
                                                                           ConocoPhillips                                64,995          4,115
                                                                                                                                  ______________

                                                                           Total Oil Companies-Integrated                                4,115
                                                                           _____________________________________________________________________

                                                                 16

_____________________________________________________________________      Other Information:

Description                               Shares        Value (000)        The Fund utilizes various inputs in determining the value of its
_____________________________________________________________________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Oil Components-Integrated - 1.2%
Marathon Oil                                  36,100   $        779        Level 1 - quoted prices in active markets for identical securities
Marathon Petroleum                            18,050            488
                                                       ______________      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
Total Oil Components-Integrated                               1,267                  speeds, credit risk, etc.)
_____________________________________________________________________
                                                                           Level 3 - significant unobservable inputs (including the Fund's own
Pipelines - 3.4%                                                                     assumption in determining the fair value of investments)
Spectra Energy                               148,872          3,652
                                                       ______________      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing
Total Pipelines                                               3,652        in those securities. A summary of the inputs used as of
_____________________________________________________________________      September 30, 2011 in valuing the Fund's net assets were as follows (000):
Retail-Discount - 1.1%
Target                                        24,000          1,177                 Description           Level 1   Level 2   Level 3     Total
                                                       ______________      _____________________________________________________________________

Total Retail-Discount                                         1,177        Investments
_____________________________________________________________________         Common Stock               $104,842     $-        $-      $104,842
                                                                              Affiliated Mutual Funds       3,317      -         -         3,317
Retail-Drug Store - 0.7%                                                   _____________________________________________________________________
CVS Caremark                                  23,400            786
                                                       ______________      Total Investments             $108,159     $-        $-      $108,159
                                                                           _____________________________________________________________________
Total Retail-Drug Store                                         786
_____________________________________________________________________      Refer to the "Security Valuation" section of Note 2 for further information.
Super-Regional Banks-US - 7.4%
Capital One Financial                         53,740          2,130
PNC Financial Services Group                  65,836          3,173
Wells Fargo                                  115,515          2,786
                                                       ______________

Total Super-Regional Banks-US                                 8,089
_____________________________________________________________________

Telephone-Integrated - 5.1%
AT&T                                         115,514          3,294
Verizon Communications                        60,258          2,218
                                                       ______________

Total Telephone-Integrated                                    5,512
_____________________________________________________________________

Television - 0.9%
CBS, Cl B                                     45,500            927
                                                       ______________

Total Television                                                927
_____________________________________________________________________

Tobacco - 9.1%
Altria Group                                  70,432          1,888
Imperial Tobacco Group ADR                    52,447          3,519
Philip Morris International                   72,400          4,517
                                                       ______________

Total Tobacco                                                 9,924
                                                       ______________

Total Common Stock (Cost $97,514)                           104,842
_____________________________________________________________________

Affiliated Mutual Fund - 3.0%
Old Mutual Cash Reserves Fund,
   Institutional Class, 0.00% (A)          3,316,872          3,317
                                                       ______________

Total Affiliated Mutual Fund (Cost $3,317)                    3,317
_____________________________________________________________________

Total Investments - 99.4% (Cost $100,831)                   108,159
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.6%                        670
_____________________________________________________________________

Total Net Assets - 100.0%                              $    108,829
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 87.

The accompanying notes are an integral part of the financial statements.

                                                                 17

OLD MUTUAL COPPER ROCK INTERNATIONAL
SMALL CAP FUND (FORMERLY KNOWN AS THE OLD MUTUAL
STRATEGIC SMALL COMPANY FUND) (1)
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Performance Highlights

o    For the six-month period ended September 30, 2011, the Old Mutual Copper Rock International Small Cap Fund outperformed its benchmark, the S&P Developed ex-U.S. SmallCap Index. The Fund's Class Z shares posted a -19.03% return versus a -19.15% return for the Index.

o    Growth sectors like technology lagged, and traditional defensive sectors like consumer staples, utilities and telecommunications led the market's return.

o    Among the individual stocks that contributed to Fund performance were medical device and products company ZOLL Medical (no longer a Fund holding), Internet-based personal publisher Shutterfly (no longer a Fund holding), and video game software developer Konami.

o    Among the stocks that detracted from performance were Germany-based holding company Jungheinrich, Finnish chemical supplier
     Kemira, and Korean mail-order sales business GS Home Shopping.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2011, the Old Mutual Copper Rock International Small Cap Fund (the "Fund"),
     formerly known as the Old Mutual Strategic Small Company Fund, outperformed its benchmark, the S&P Developed ex-U.S. SmallCap
     Index (the "Index"). The Fund's Class Z shares posted a -19.03% return versus a -19.15% return for the Index. Performance for all share classes can be found on page 20.

Q.   What investment environment did the Fund face during the past period?

A.   The second quarter of 2011 reminded investors of "same time last year" when, in the second quarter of 2010, macroeconomic concerns led to one of the worst quarters on record for small-capitalization stocks. Similar concerns resurfaced strongly early in April, as U.S. investors grew more anxious about an impending reversal in the economy. Throughout much of the quarter, the familiar "risk-on/risk-off" trade perpetuated the market in response to the slew of global news and disappointing employment figures and general outlook in the U.S.

     The beginning of the third quarter of 2011 was no different, and volatility continued to spike throughout the rest of the quarter. Risk factors were not a consideration during the third quarter of 2011, as investors grew increasingly despondent over the malaise of the global economy and fled equities for bonds. As such, the markets appeared to price in a global recession and displayed further concern over stalling growth in the emerging market economies. Furthermore, the third quarter seemed more reminiscent of the fourth quarter of 2008 as the U.S. teetered on the edge of default in late July and was sideswiped immediately thereafter by the downgrade of the U.S.'s credit rating by Standard & Poor's. Overseas, debt concerns continued to plague the European banking system and new signs emerged that China, most notably, would not be able to support its overheated growth, fueling speculation over demand for commodities. Policymakers also had a difficult time containing this fear and instigated more panic as their comments cast a dark shadow over the global markets, despite the fact that some of the slowdown in activity was less disappointing relative to expectations.

Q.   Which market factors influenced the Fund's relative performance?

A.   Ashfield Capital Partners, LLC ("Ashfield") notes that performance for its portion of the Fund was influenced by the equity markets that spent April rebounding from the negative effects of the March earthquake and tsunami in Japan. By the end of
     April, however, equity markets had reached new multi-year highs only to be disrupted again in May, as concerns over European debt, a slowing global economy and the continued housing malaise brought indexes back to lower levels. Effective May 20, 2011,
     Ashfield discontinued its provision of sub-advisory services to the Fund in connection with the repurposing of the Fund as the
     Old Mutual Copper Rock International Small Cap Fund.

     Copper Rock Capital Partners, LLC ("Copper Rock") notes that, without a clear picture of the economy, it was difficult for stocks to hit a consistent stride and for investors to remain patient with their stocks. As a result, growth sectors like technology lagged, and traditional defensive sectors like consumer staples, utilities and telecommunications led the market's return. The swift decline in oil prices also hurt the energy sector but gave some much-needed relief to consumers. As of May
     20, 2011, Copper Rock became the sole sub-adviser to the Fund, and the Fund's investment strategy transitioned from a U.S.
     small-capitalization growth strategy to an international small-capitalization strategy. The Fund was fully invested in the international small-capitalization strategy by the middle of June 2011.

     Eagle Asset Management, Inc. ("Eagle") notes that, with regard to its portion of the Fund, the industrials sector was a source of outperformance and was led by professional services and aerospace/defense. Within the energy sector, Eagle's oil

Copper Rock International Small Cap Fund

                                                                 18

Top Ten Holdings
as of September 30, 2011

Dollarama                                                                   2.2%
___________________________________________________________________________________

iShares MSCI EAFE Small Cap
Index Fund                                                                  2.2%
___________________________________________________________________________________

RPC Group                                                                   2.0%
___________________________________________________________________________________

Computacenter                                                               1.7%
___________________________________________________________________________________

Virbac                                                                      1.6%
___________________________________________________________________________________

Lancashire Holdings                                                         1.5%
___________________________________________________________________________________

Sawai Pharmaceutical                                                        1.5%
___________________________________________________________________________________

Jazztel                                                                     1.5%
___________________________________________________________________________________

Laurentian Bank of Canada                                                   1.5%
___________________________________________________________________________________

Himart                                                                      1.5%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           17.2%
___________________________________________________________________________________

     producer holdings traded lower along with the underlying commodity. The most striking aspect of the second quarter of 2011 was the decline in all commodity prices, not just oil, as a result of commodity prices being more tied to global growth, since much of the growth is now coming from commodity-intensive nations. Effective May 20, 2011, Eagle discontinued its provision of sub-advisory services to the Fund in connection with the repurposing of the Fund as the Old Mutual Copper Rock International
     Small Cap Fund.

Q.   How did portfolio composition affect Fund performance?

A.   Among the individual stocks that contributed to Fund performance were medical device and products company ZOLL Medical (no longer a Fund holding), Internet-based personal publisher Shutterfly (no longer a Fund holding), and video game software developer Konami. ZOLL Medical reported a very strong second quarter, as the company's margin-expansion story, associated with newer higher-growth products, played out. While there are a number of private online marketers similar to Shutterfly, the company has commanded an ever-growing leadership position. During the period, Shutterfly reported better-than-consensus guidance for its 2011 fiscal year and announced the acquisition of a private online photo company, TinyPrints.com. Konami saw its stock price surge more than 50% in July and August, even though the market was on the downswing. This increase helped push the stock price to a new multi-year high.

     On the other side of the equation, among the stocks that detracted from performance were Germany-based holding company
     Jungheinrich, Finnish chemical supplier Kemira, and Korean mail-order sales business GS Home Shopping. Jungheinrich, through its subsidiaries, is involved in the provision of solutions for stacking, transporting, warehousing and order picking.
     Jungheinrich exhibited positive share price increases at the beginning of 2011. However, negative sentiment in the markets, largely in response to the Tohoku earthquake/tsunami event and nuclear crisis in Japan, caused the stock price to drop significantly, while the company still maintained its strong financial position. Kemira, a supplier of chemicals to the paper, oil and water industries, saw its second-quarter operating profits miss market expectations due to higher raw material and energy costs, which pushed the shares downward. During the period, shares of GS Home Shopping fell approximately 30% from a previous high amid rising external uncertainties. Operating profits also dropped during the second quarter due to a hike in service operator commission, and concerns arose over possible earnings deterioration if consumption slows further.

Q.   What is the investment outlook for the international small-capitalization equity market?

A.   Copper Rock, now the Fund's sole sub-adviser, does not anticipate a change to its investment process for the Fund, in spite of the strong reversal in the global markets and the apparent headwinds that suggest a slowdown and possible recession in the global economy. Copper Rock will continue to seek out companies that enjoy strong underlying unit growth and profitability, and that operate unique business models that Copper Rock feels can sustain this growth. Copper Rock believes that global gross domestic product (GDP) growth will be modest over the next six to twelve months, considering it has slowed appreciably since forecasts earlier this year.

     Copper Rock will continue to seek ideas across all sectors and regions for the Fund. With headlines focused on the debt of
     European governments, Copper Rock believes long-term stabilization will depend on Germany stepping up to support either
     Eurobonds or loan guarantees for financial institutions and sovereigns. In the interim, Copper Rock intends to favor European companies that export, or that are gaining domestic shares at a rapid pace through unique productivity-enhancing businesses. In
     Asia, specifically the Pacific Rim and Japan, the region has experienced significant growth, driven by stimulus to support internal growth. For example, Japan has structured re-building programs in the wake of the Tohoku earthquake. In addition,
     China has made a concerted effort to channel its red-hot economy into broad social infrastructure and jobs, as well as to deflate an over-extended real estate market.

(1)  Effective May 20, 2011, Ashfield Capital Partners, LLC and Eagle Asset Management, Inc. discontinued their provision of sub-advisory services to the Fund in connection with repurposing the Fund to an international small cap strategy.

                                                                                            Copper Rock International Small Cap Fund

                                                                 19

OLD MUTUAL COPPER ROCK INTERNATIONAL
SMALL CAP FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2011
____________________________________________________________________________________________________________________________________

                                                                                        Annualized     Annualized     Annualized
                                               Inception       6 Month       1 Year        5 Year        10 Year      Inception
                                                 Date           Return       Return        Return        Return        to Date
____________________________________________________________________________________________________________________________________

Class Z                                        12/31/96        (19.03)%       5.31%        0.42%          4.14%          5.98%
Class A with load                              07/31/03        (23.73)%      (1.03)%      (0.99)%          n/a           3.23%
Class A without load                           07/31/03        (19.11)%       5.03%        0.18%           n/a           3.99%
Institutional Class                            12/20/06 (1)    (18.93)%       5.57%         n/a            n/a          (1.20)%
S&P Developed Ex-U.S. SmallCap Index (2)       12/31/96        (19.15)%      (5.83)%      (1.10)%        10.18%          5.84%
Russell 2000 Growth Index (2)                  12/31/96        (22.71)%      (1.12)%       0.96%          5.45%          3.03%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative indexes can be found on pages 1-3.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2)  The Fund changed its performance benchmark from the Russell 2000 Growth Index to the S&P Developed Ex-U.S. SmallCap Index in
     connection with the Fund's change of investment strategy from a domestic small cap strategy to an international small cap strategy in May 2011.

As of January 1, 2006, certain of the Fund's assets began to be managed by sub-advisers different than the Fund's former adviser, and the Fund's former adviser became a sub-adviser to the Fund. In addition, effective following the close of business on February
27, 2009, the Fund's former co-sub-adviser was replaced with Ashfield Capital Partners, LLC. Effective May 20, 2011, the Fund's
investment strategy changed from a domestic small cap strategy to an international small cap strategy and Copper Rock Capital
Partners, LLC became the sole sub-adviser to the Fund. As a result, the Fund's performance prior to these dates may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are
1.59% and 1.30%; 3.23% and 1.55%; and 2.22% and 1.05%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Copper Rock International Small Cap Fund, Class Z	Russell 2000 Growth Index	S&P Developed Ex-U.S. SmallCap Index
3/31/01	10,000	10,000	10,000
3/31/02	11,068	10,495	10,002
3/31/03	7,219	7,176	8,345
3/31/04	11,325	11,708	14,714
3/31/05	11,978	11,810	17,961
3/31/06	14,429	15,098	23,700
3/31/07	15,167	15,334	29,184
3/31/08	13,499	13,963	27,320
3/31/09	8,792	8,886	13,727
3/31/10	13,062	14,246	23,272
3/31/11	16,826	18,668	28,411
9/30/11	13,625	14,429	22,971

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Country Weightings as of September 30, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Australia	8.8%
Austria	3.1%
Belgium	1.1%
Bermuda	1.5%
Canada	9.1%
China	0.7%
Colombia	0.6%
Denmark	1.3%
Finland	2.1%
France	5.0%
Germany	7.0%
Hong Kong	1.7%
Indonesia	1.2%
Ireland	1.0%
Italy	0.9%
Japan	21.6%
Norway	2.0%
South Korea	4.0%
Sweden	2.8%
Switzerland	1.1%
United Arab Emirates	0.4%
United Kingdom	19.8%
Investment Company	2.2%
Cash Equivalents	1.0%

                                                                 20

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Foreign Common Stock - 96.3%                                               Finland - 2.1%
                                                                           Amer Sports, Cl A                             67,643   $        860
Australia - 8.8%                                                           Kemira                                        84,922            932
Ausdrill                                     294,152   $        758                                                               ______________
Challenger                                   206,949            839
iiNet                                        359,600            750        Total Finland                                                 1,792
Iluka Resources                               95,980          1,124        _____________________________________________________________________
Mesoblast*                                   111,336            854
NRW Holdings                                 547,444          1,206        France - 4.9%
Super Retail Group                           115,000            699        Altran Technologies*                         190,400            841
Thorn Group                                  545,616            876        Mersen                                        29,501          1,168
Whitehaven Coal                              104,389            529        Plastic Omnium                                38,940            920
                                                       ______________      Virbac                                         8,410          1,363
                                                                                                                                  ______________
Total Australia                                               7,635
_____________________________________________________________________      Total France                                                  4,292
                                                                           _____________________________________________________________________
Austria - 3.1%
Andritz                                       12,067            982        Germany - 6.9%
Austriamicrosystems                           20,300            799        Dialog Semiconductor*                         56,125            950
Strabag                                       28,945            877        Freenet                                       56,027            654
                                                       ______________      Gerresheimer                                  29,708          1,243
                                                                           Gerry Weber International                     37,113          1,056
Total Austria                                                 2,658        Jungheinrich                                  38,939          1,035
_____________________________________________________________________      Sixt                                          55,762          1,046
                                                                                                                                  ______________
Belgium - 1.1%
D'ieteren                                     19,469            965        Total Germany                                                 5,984
                                                       ______________      _____________________________________________________________________

Total Belgium                                                   965        Hong Kong - 1.7%
_____________________________________________________________________      Samsonite International*                     605,100            855
                                                                           Towngas China                              1,242,118            621
Bermuda - 1.5%                                                                                                                    ______________
Lancashire Holdings                          123,861          1,329
                                                       ______________      Total Hong Kong                                               1,476
                                                                           _____________________________________________________________________
Total Bermuda                                                 1,329
_____________________________________________________________________      Indonesia - 1.2%
                                                                           AKR Corporindo                             3,986,000          1,076
Canada - 9.1%                                                                                                                     ______________
AGF Management, Cl B                          74,222          1,074
Black Diamond Group                           62,500            808        Total Indonesia                                               1,076
Canyon Services Group                         81,171            703        _____________________________________________________________________
Dollarama                                     55,211          1,913
Laurentian Bank of Canada                     29,709          1,270        Ireland - 1.0%
Mullen Group                                  59,447          1,066        Paddy Power                                   17,498            908
West Fraser Timber                            28,338          1,078                                                               ______________
                                                       ______________
                                                                           Total Ireland                                                   908
Total Canada                                                  7,912        _____________________________________________________________________
_____________________________________________________________________
                                                                           Italy - 0.9%
China - 0.7%                                                               De'Longhi                                     85,010            765
361 Degrees International                  1,307,000            615                                                               ______________
                                                       ______________
                                                                           Total Italy                                                     765
Total China                                                     615        _____________________________________________________________________
_____________________________________________________________________
                                                                           Japan - 21.5%
Colombia - 0.6%                                                            Awa Bank                                      85,000            587
Petrominerales                                25,962            510        Circle K Sunkus                               40,200            676
                                                       ______________      Cosmos Pharmaceutical                         24,000          1,233
                                                                           Dr Ci:labo                                       151            975
Total Colombia                                                  510        Fields                                           429            766
_____________________________________________________________________      GMO Internet                                 114,000            450
                                                                           Hamamatsu Photonics                           16,500            665
Denmark - 1.4%                                                             Hoshizaki Electric                            47,800          1,165
Topdanmark*                                    7,498          1,174        Iwatani                                      186,000            630
                                                       ______________      Japan Petroleum Exploration                   18,200            662
                                                                           _____________________________________________________________________
Total Denmark                                                 1,174
_____________________________________________________________________

                                                                 21

OLD MUTUAL COPPER ROCK INTERNATIONAL
SMALL CAP FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Japan - continued                                                          United Kingdom - continued
Konami                                        31,500   $      1,058        Paragon Group                                 256,276   $       611
Mitsui Sugar                                 167,000            708        Perform Group*                                292,325         1,026
Nabtesco                                      30,500            576        Provident Financial                            57,100           889
NET One Systems                                  282            742        RPC Group                                     326,511         1,708
Nihon Nohyaku                                116,000            551        Savills                                       201,739           894
Nippon Densetsu Kogyo                         78,000            832        Spectris                                       66,000         1,194
PanaHome                                      99,000            670        Spirax-Sarco Engineering                       33,823           940
Sanrio                                        21,200            993        Valiant Petroleum*                             75,139           539
Sawai Pharmaceutical                          11,800          1,274                                                               ______________
Ship Healthcare Holdings                      29,200            721
So-net Entertainment                             159            667        Total United Kingdom                                         17,154
Tokyu REIT                                        96            515                                                               ______________
Ube Industries                               282,000            937
Zeon                                          72,000            662        Total Foreign Common Stock (Cost $98,501)                    83,823
                                                       ______________      _____________________________________________________________________

Total Japan                                                  18,715        Investment Company - 2.2%
_____________________________________________________________________
                                                                           International Equity - 2.2%
Norway - 1.9%                                                              iShares MSCI EAFE Small
Atea                                         103,933            824           Capital Index Fund                          54,275         1,896
TGS Nopec Geophysical                         46,900            870                                                               ______________
                                                       ______________
                                                                           Total International Equity                                    1,896
Total Norway                                                  1,694                                                               ______________
_____________________________________________________________________
                                                                           Total Investment Company (Cost $2,117)                        1,896
South Korea - 3.9%                                                         _____________________________________________________________________
GS Home Shopping                              11,150            994
Himart*                                       17,460          1,263        Affiliated Mutual Fund - 1.0%
Paradise                                     165,200          1,154        Old Mutual Cash Reserves Fund,
                                                       ______________         Institutional Class, 0.00% (A)             877,845           878
                                                                                                                                  ______________
Total South Korea                                             3,411
_____________________________________________________________________      Total Affiliated Mutual Fund (Cost $878)                        878
                                                                           _____________________________________________________________________
Sweden - 2.8%
Betsson                                       65,800          1,230        Total Investments - 99.5% (Cost $101,496)                    86,597
Wihlborgs Fastigheter                         91,868          1,161        _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - 0.5%                        461
Total Sweden                                                  2,391        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                               $    87,058
Switzerland - 1.1%                                                         _____________________________________________________________________
Helvetia Holding                               3,246            987
                                                       ______________      For descriptions of abbreviations and footnotes, please refer to page 87.
Total Switzerland                                               987
_____________________________________________________________________

United Arab Emirates - 0.4%
Exillon Energy*                              121,118            380
                                                       ______________

Total United Arab Emirates                                      380
_____________________________________________________________________

United Kingdom - 19.7%
Afren*                                        503,385           631
Bodycote                                      206,643           791
Computacenter                                 250,459         1,443
Cookson Group                                 119,747           799
Halma                                         196,711           961
Homeserve                                     125,000           891
Jazztel*                                      257,497         1,272
Majestic Wine                                 143,669           978
Melrose                                       160,735           725
Moneysupermarket.com Group                    540,000           862
_____________________________________________________________________

                                                                 22

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used as of September 30, 2011 in valuing the Fund's net assets were as follows (000):

                            Description                                    Level 1         Level 2          Level 3          Total
____________________________________________________________________________________________________________________________________

Investments
   Foreign Common Stock
      Australia                                                            $     -         $ 7,635             $-           $ 7,635
      Austria                                                                    -           2,658              -             2,658
      Belgium                                                                    -             965              -               965
      Bermuda                                                                    -           1,329              -             1,329
      Canada                                                                 7,912               -              -             7,912
      China                                                                      -             615              -               615
      Colombia                                                                 510               -              -               510
      Denmark                                                                    -           1,174              -             1,174
      Finland                                                                    -           1,792              -             1,792
      France                                                                     -           4,292              -             4,292
      Germany                                                                    -           5,984              -             5,984
      Hong Kong                                                                  -           1,476              -             1,476
      Indonesia                                                                  -           1,076              -             1,076
      Ireland                                                                    -             908              -               908
      Italy                                                                      -             765              -               765
      Japan                                                                      -          18,715              -            18,715
      Norway                                                                     -           1,694              -             1,694
      South Korea                                                                -           3,411              -             3,411
      Sweden                                                                     -           2,391              -             2,391
      Switzerland                                                                -             987              -               987
      United Arab Emirates                                                       -             380              -               380
      United Kingdom                                                             -          17,154              -            17,154
   Investment Company                                                        1,896               -              -             1,896
   Affiliated Mutual Fund                                                      878               -              -               878
____________________________________________________________________________________________________________________________________

Total Investments                                                          $11,196         $75,401             $-           $86,597
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 23

OLD MUTUAL FOCUSED FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Adviser: OMCAP Investors, a division of Old Mutual Capital, Inc. (1)

Performance Highlights

o    For the six-month period ended September 30, 2011, the Old Mutual Focused Fund underperformed its benchmark, the S&P 500. The
     Fund's Class Z shares posted a -16.28% return versus a -13.78% return for the Index.

o    Stock selection within the information technology, health care and industrials sectors contributed positively to the Fund's performance, while stock selection within financials, consumer staples and energy detracted from the Fund's performance.

o    Among the stocks that contributed positively to Fund performance were Apple, Abbott Laboratories and Celgene.

o    Detractors from Fund performance included MetLife, Weatherford International and Invesco.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2011, the Old Mutual Focused Fund (the "Fund") underperformed its benchmark, the
     S&P 500 (the "Index"). The Fund's Class Z shares posted a -16.28% return versus a -13.78% return for the Index. Performance for all share classes can be found on page 26.

Q.   What investment environment did the Fund face during the past period?

A.   The economy encountered another slow patch during the second quarter of 2011. Although companies continued to post strong earnings results, housing and employment continued to disappoint. Furthermore, disappointment regarding the U.S. economy's ability to form a traditional rebound continued to weigh heavily on investors' minds. Fears surrounding the debate as to whether or not to increase the U.S. debt ceiling, as well as concerns over the financial crisis in Greece, helped cause a pullback in the market during May and most of June. However, as the second quarter came to a close, the market rallied on hopes that the European Union had avoided the credit-contagion risk emanating from Greece, and that the U.S. Federal Reserve Board
     (the "Fed") had opened the door to a third round of quantitative easing if conditions warrant it in the future.

     The third quarter was again dominated by fears regarding the outcome of the European debt crisis and, to a lesser extent, a potential slowdown in China's economy. In addition to the global macro-economic concerns, the U.S. economy continued to struggle with low growth, high unemployment and historically low confidence levels. Companies continued to "do more with less,"
     but held up remarkably well considering the low and deteriorating growth rate of the gross domestic product (GDP).

Q.   Which market factors influenced the Fund's relative performance?

A.   During the second quarter of 2011, an allocation to health care positively affected Fund performance, and stock selection was strong in the consumer staples and financials sectors as well. The biggest negative contributors to Fund performance were the large overweight to financials and an underweight to consumer staples. Although stock selection in the financials and consumer staples sectors was positive, the market sentiment was driven by fears including, but not limited to, the financial crises in
     Greece and increasing the U.S. debt ceiling. These fears pushed U.S. participants into a defensive mode, as seen by the strong performance of typically defensive sectors such as consumer staples, health care and utilities.

     During the third quarter of 2011, the Fund's underperformance relative to the Index was a direct result of an overweight position in the financials sector. The Fund continued to avoid bank stocks, as the risk/reward still did not appear to be in equilibrium. Fears regarding the solvency of European countries and banks, combined with the U.S. government's influence on the yield curve, provided a difficult headwind to all financials stocks. Overall for the third quarter, stock selection added value to the Fund, but the large allocation to insurance and financial services stocks overwhelmed the Fund for the quarter.

     Although the Fund was overweight insurance companies and financial services firms going into the third quarter, the Fund used the pullback in prices to add to existing positions. Many of the additions were to companies in the insurance and asset management industry, as well as in existing holdings in the energy services industry. Technology stocks also delivered a positive return as a group during this very difficult third quarter, as almost all of the Fund's technology companies had strong performance during the period, with QUALCOMM being the lone underperformer of the group. The reasons varied from stock to stock, but a common trait shared among them was their solid balance sheets.

Focused Fund

                                                                 24

Top Ten Holdings
as of September 30, 2011

MetLife                                                                     7.8%
___________________________________________________________________________________

General Electric                                                            6.1%
___________________________________________________________________________________

Microsoft                                                                   5.1%
___________________________________________________________________________________

Royal Dutch Shell ADR                                                       5.1%
___________________________________________________________________________________

Teva Pharmaceutical
Industries ADR                                                              4.9%
___________________________________________________________________________________

Apple                                                                       4.9%
___________________________________________________________________________________

Prudential Financial                                                        4.7%
___________________________________________________________________________________

Archer-Daniels-Midland                                                      4.5%
___________________________________________________________________________________

Invesco                                                                     4.5%
___________________________________________________________________________________

Abbott Laboratories                                                         3.8%
___________________________________________________________________________________

As a % of Total
Fund Investment                                                            51.4%
___________________________________________________________________________________

Q.   How did portfolio composition affect Fund performance?

A.   For the six-month period, stock selection within the information technology, health care and industrials sectors contributed positively to the Fund's performance, while stock selection within financials, consumer staples and energy detracted from the
     Fund's performance.

     Among the stocks that contributed positively to Fund performance were Apple, Abbott Laboratories and Celgene. Apple, a designer and manufacturer of computers and mobile devices, continued to showcase its product and software dominance in the tablet market while maintaining strong growth in the Smartphone arena. Abbott Laboratories, a developer and manufacturer of health care products, was rewarded for its steady business model and diversity of product by maintaining its valuation range in a down market. Low exposure to government regulation and underlying economic weakness, as well as increasing earnings-per-share estimates, rewarded Celgene, a global integrated biopharmaceutical company, with strong relative performance over the period.

     Detractors from Fund performance included MetLife, Weatherford International and Invesco. MetLife, a provider of insurance, annuities and employee benefit programs, was negatively affected by the Eurozone debt crisis. Weatherford International, a provider of equipment and services used in oil and natural gas wells, had a strong second calendar quarter of operating results, but was nonetheless levered to global oil prices. As concerns regarding the global recovery increased and oil prices declined in lockstep, Weatherford International's stock price dropped sharply. Invesco, a global investment management company, was hit hard on global growth concerns, the increasing probability of a double-dip recession and tepid asset inflows.

Q.   What is the investment outlook?

A.   OMCAP Investors, a division of Old Mutual Capital, Inc. ("OMCAP Investors"), believes a resolution to the European debt crisis and an accompanying pickup in confidence would be the most beneficial to Fund performance. We believe that if Europe finds a solution to its near-term risks, markets will shift from a risk-reduction mode back to an investment effort focused on cash flows, balance sheets, valuations and opportunity. If the Eurozone crisis results in both country and bank failures across
     Europe, the resulting global financial crisis (and potential economic depression) would have a severe negative impact on those
     U.S. companies with leverage to the financial industry (insurance and asset management) and to energy companies.

     OMCAP Investors' outlook for the Fund remains positive over the intermediate term. As the current crises work their way to a solution, we believe many of the companies in the Fund's portfolio will be beneficiaries of a return to fundamental investing rather than global-macro investing.

     Going forward, we expect GDP growth to remain muted as consumers continue to mend their balance sheets. We also believe unemployment will remain above what was until recently considered normal and stay in the 8-10% range as a result of slower global GDP growth and continued efficiency gains by companies. We expect the Fed's current policy of lower interest rates to continue into at least 2013, and although the Fed's stimulus, pressure on the yield curve, and easy monetary policy will eventually cause real inflation, this does not appear to be a threat in the near future. Furthermore, we note the housing market is probably near bottom and will most likely be near this level for the next five years.

(1) OMCAP Investors, a division of Old Mutual Capital, Inc., provides investment advisory services to the Old Mutual Focused Fund pursuant to the management agreement between Old Mutual Funds II, on behalf of the Old Mutual Focused Fund, and Old Mutual
    Capital, Inc.

                                                                                                                        Focused Fund

                                                                 25

OLD MUTUAL FOCUSED FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2011
____________________________________________________________________________________________________________________________________

                                                                                     Annualized     Annualized     Annualized
                                            Inception       6 Month      1 Year        5 Year         10 Year       Inception
                                              Date          Return       Return        Return         Return         to Date
____________________________________________________________________________________________________________________________________

Class Z                                    02/12/99         (16.28)%     (3.89)%       (0.75)%        3.13%           6.84%
Class A with load                          09/30/03         (21.11)%     (9.62)%       (2.15)%         n/a            3.79%
Class A without load                       09/30/03         (16.29)%     (4.11)%       (0.99)%         n/a            4.56%
Institutional Class                        12/20/06 (1)     (16.19)%     (3.73)%         n/a           n/a           (2.39)%
S&P 500                                    02/12/99         (13.78)%      1.14%        (1.18)%        2.82%           1.14%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages
1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are
1.33% and 0.96%; 1.43% and 1.21%; and 0.96% and 0.81%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Focused Fund, Class Z	S&P 500
3/31/01	10,000	10,000
3/31/02	9,382	10,024
3/31/03	6,956	7,542
3/31/04	9,956	10,191
3/31/05	10,778	10,873
3/31/06	11,843	12,148
3/31/07	13,720	13,585
3/31/08	13,280	12,895
3/31/09	9,047	7,984
3/31/10	13,583	11,957
3/31/11	14,902	13,828
9/30/11	12,475	11,922

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	3.4%
Consumer Staples	11.1%
Energy	13.8%
Financials	30.3%
Health Care	15.9%
Industrials	6.1%
Information Technology	17.5%
Utilities	1.9%

                                                                 26

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 96.6%                                                       Medical-Drugs - 7.4%
                                                                           Abbott Laboratories                        363,500     $     18,589
Agricultural Operations - 4.5%                                             Merck                                      525,000           17,173
Archer-Daniels-Midland                     885,000     $     21,957                                                               ______________
                                                       ______________
                                                                           Total Medical-Drugs                                          35,762
Total Agricultural Operations                                21,957        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Generic Drugs - 4.9%
Applications Software - 5.1%                                               Teva Pharmaceutical Industries ADR         640,000           23,821
Microsoft                                1,002,135           24,943                                                               ______________
                                                       ______________
                                                                           Total Medical-Generic Drugs                                  23,821
Total Applications Software                                  24,943        _____________________________________________________________________
_____________________________________________________________________
                                                                           Multi-line Insurance - 10.5%
Beverages-Non-Alcoholic - 3.7%                                             Hartford Financial Services Group          810,000           13,073
PepsiCo                                    290,000           17,951        MetLife                                  1,352,930           37,896
                                                       ______________                                                             ______________

Total Beverages-Non-Alcoholic                                17,951        Total Multi-line Insurance                                   50,969
_____________________________________________________________________      _____________________________________________________________________

Computers - 4.9%                                                           Networking Products - 2.1%
Apple*                                      61,981           23,626        Cisco Systems                              649,013           10,053
                                                       ______________                                                             ______________

Total Computers                                              23,626        Total Networking Products                                    10,053
_____________________________________________________________________      _____________________________________________________________________

Diversified Banking Institutions - 2.7%                                    Oil & Gas Drilling - 2.7%
JPMorgan Chase                             437,301           13,171        Transocean                                 275,000           13,128
                                                       ______________                                                             ______________

Total Diversified Banking Institutions                       13,171        Total Oil & Gas Drilling                                     13,128
_____________________________________________________________________      _____________________________________________________________________

Diversified Manufacturing Operations - 6.1%                                Oil Companies-Integrated - 7.9%
General Electric                         1,951,620           29,743        Royal Dutch Shell ADR                      399,400           24,571
                                                       ______________      Suncor Energy                              545,000           13,865
                                                                                                                                  ______________
Total Diversified Manufacturing Operations                   29,743
_____________________________________________________________________      Total Oil Companies-Integrated                               38,436
                                                                           _____________________________________________________________________
Fiduciary Banks - 2.1%
State Street                               320,000           10,291        Oil-Field Services - 3.2%
                                                       ______________      Weatherford International*               1,270,000           15,507
                                                                                                                                  ______________
Total Fiduciary Banks                                        10,291
_____________________________________________________________________      Total Oil-Field Services                                     15,507
                                                                           _____________________________________________________________________
Finance-Other Services - 1.6%
CME Group, Cl A                            31,500             7,762        Reinsurance - 1.5%
                                                       ______________      Berkshire Hathaway, Cl B*                  105,350            7,484
                                                                                                                                  ______________
Total Finance-Other Services                                  7,762
_____________________________________________________________________      Total Reinsurance                                             7,484
                                                                           _____________________________________________________________________
Independent Power Producer - 1.9%
NRG Energy*                                432,326            9,170        Retail-Drug Store - 2.9%
                                                       ______________      CVS Caremark                               422,500           14,188
                                                                                                                                  ______________
Total Independent Power Producer                              9,170
_____________________________________________________________________      Total Retail-Drug Store                                      14,188
                                                                           _____________________________________________________________________
Investment Management/Advisory Services - 7.2%
BlackRock                                   91,000           13,469        Web Portals/ISP - 2.6%
Invesco                                  1,395,000           21,636        Google, Cl A*                               24,200           12,448
                                                       ______________                                                             ______________

Total Investment Management/Advisory Services                35,105        Total Web Portals/ISP                                        12,448
_____________________________________________________________________      _____________________________________________________________________

Life/Health Insurance - 4.7%                                               Wireless Equipment - 2.8%
Prudential Financial                       484,504           22,704        Qualcomm                                   283,600           13,791
                                                       ______________                                                             ______________

Total Life/Health Insurance                                  22,704        Total Wireless Equipment                                     13,791
_____________________________________________________________________                                                             ______________

Medical-Biomedical/Genetics - 3.6%                                         Total Common Stock (Cost $506,245)                          469,471
Celgene*                                   282,000           17,461        _____________________________________________________________________
                                                       ______________

Total Medical-Biomedical/Genetics                            17,461
_____________________________________________________________________

                                                                 27

OLD MUTUAL FOCUSED FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      Other Information:

Description                               Shares        Value (000)        The Fund utilizes various inputs in determining the value of its
_____________________________________________________________________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Affiliated Mutual Fund - 3.4%
Old Mutual Cash Reserves Fund,                                             Level 1 - quoted prices in active markets for identical securities
   Institutional Class, 0.00% (A)       16,366,846     $     16,367
                                                       ______________      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
Total Affiliated Mutual Fund (Cost $16,367)                  16,367                  speeds, credit risk, etc.)
_____________________________________________________________________
                                                                           Level 3 - significant unobservable inputs (including the Fund's own
Total Investments - 100.0% (Cost $522,612)                  485,838                  assumption in determining the fair value of investments)
_____________________________________________________________________
                                                                           The inputs or methodology used for valuing securities are
Other Assets and Liabilities, Net - 0.0%                         57        not necessarily an indication of the risk associated with
_____________________________________________________________________      investing in those securities. A summary of the inputs used as of September 30, 2011 in valuing the Fund's net assets were as
Total Net Assets - 100.0%                              $    485,895        follows (000):
_____________________________________________________________________
                                                                                   Description           Level 1    Level 2    Level 3    Total
For descriptions of abbreviations and footnotes, please refer to           _____________________________________________________________________
page 87.
                                                                           Investments
                                                                              Common Stock              $469,471      $ -        $ -    $469,471
                                                                              Affiliated Mutual Fund      16,367        -          -      16,367
                                                                           _____________________________________________________________________

                                                                           Total Investments            $485,838      $ -        $ -    $485,838
                                                                           _____________________________________________________________________

                                                                           Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 28

OLD MUTUAL HEITMAN REIT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Performance Highlights

o    For the six-month period ended September 30, 2011, the Old Mutual Heitman REIT Fund outperformed its benchmark, the Wilshire
     U.S. Real Estate Securities Index. The Fund's Class Z shares posted a -11.74% return versus a -11.78% return for the Index.

o    Sector allocation for the Fund was positive during the period, and a factor contributing to sector allocation was an underweight to the poorly performing office sector.

o    Among the stocks that contributed positively to the Fund's performance were real estate investment trusts Simon Property Group,
     Mid-America Apartment Communities (no longer a Fund holding) and Apartment Investment & Management (no longer a Fund holding).

o    Detractors from Fund performance included real estate investment trusts Prologis, First Industrial Realty Trust and Host Hotels
     & Resorts.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2011, the Old Mutual Heitman REIT Fund (the "Fund") outperformed its benchmark, the Wilshire U.S. Real Estate Securities Index (the "Index"). The Fund's Class Z shares posted a -11.74% return versus a
     -11.78% return for the Index. Performance for all share classes can be found on page 31.

Q.   What investment environment did the Fund face during the past period?

A.   During the early months of the semi-annual period beginning in April 2011, there were a number of factors that were expected to lead to an acceleration of economic activity during the third quarter of 2011. However, the outlook for the U.S. economy deteriorated over the last several months, and now consensus calls for substantially lower economic growth over the next three quarters and fears of an economic recession in the U.S. are increasing.

     The uncertainty regarding a resolution of the sovereign debt situation in Europe and the potential impact on European banks has created a risk similar to that of the global financial crisis in 2008. Sovereign debt concerns have had a negative impact on stock prices globally, have created funding issues for European banks, and have had a negative impact on the economic growth forecast. Fears have also increased over concerns that China's slowdown in economic growth will be much larger than forecasted and the weaker global economy will negatively impact the demand for China's exports. In addition, concerns over real estate pricing, the banking system and inflation have weighed on investors. As such, investors have moved away from anything with risk during the last several months, the broader equity market has sold off, and high-yield bonds have suffered losses.

Q.   Which market factors influenced the Fund's relative performance?

A.   Performance for the six-month period was primarily driven by performance during the third quarter of 2011, when real estate investment trusts (REITs) were down approximately 15%. As mentioned earlier, macro concerns about the outlook for the U.S.
     economy, sovereign debt issues in Europe, a slowdown in China's economic growth rate, and the risk-off trade all hurt the REIT sector.

     From a stock selection perspective, Simon Property Group continued to be a strong performer for the Fund. The strong mall portfolio owned by Simon Property Group continued to attract retailers serving higher-end consumers. In addition, Simon
     Property Group - which was overweight during the period - had a very strong balance sheet, which is positive during uncertain economic times. The Fund was also overweight the warehouse owner/operator Prologis. Approximately 25% of Prologis' portfolio was in the Europe industrial space, and because the market was focused on the uncertainty over the sovereign debt crisis and potential economic slowdown in Europe, this may have hurt industrial space demand. In addition, during the downturn in the REIT market of 2008, Prologis was one of the companies that suffered because of its leverage level. Prologis has been active in terms of deleveraging its balance sheet over the last several years, as well as in simplifying its operating strategy.

     Sector allocation for the Fund was positive during the period, and a factor contributing to sector allocation was an underweight to the poorly performing office sector. Concerns over the economy and, more directly, the likelihood of Wall Street layoffs resulted in a reduction of an overweight in the Fund's central business district position. A reduction in this overweight resulted in adding several value, lower-risk office/suburban names to the Fund. The Fund was overweight the industrials sector which underperformed the Index, and this hurt the Fund's sector allocation.

                                                                                                                   Heitman REIT Fund

                                                                 29

OLD MUTUAL HEITMAN REIT FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Top Ten Holdings
as of September 30, 2011

Simon Property Group                                                       12.7%
___________________________________________________________________________________

Equity Residential                                                          6.5%
___________________________________________________________________________________

Boston Properties                                                           5.3%
___________________________________________________________________________________

HCP                                                                         4.6%
___________________________________________________________________________________

Public Storage                                                              4.6%
___________________________________________________________________________________

Prologis                                                                    4.4%
___________________________________________________________________________________

Vornado Realty Trust                                                        4.3%
___________________________________________________________________________________

Digital Realty Trust                                                        4.3%
___________________________________________________________________________________

Ventas                                                                      4.0%
___________________________________________________________________________________

AvalonBay Communities                                                       4.0%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           54.7%
___________________________________________________________________________________

Q.   How did portfolio composition affect Fund performance?

A.   Among the stocks that contributed positively to the Fund's performance were real estate investment trusts Simon Property Group,
     Mid-America Apartment Communities (no longer a Fund holding) and Apartment Investment & Management (no longer a Fund holding).
     Simon Property Group's high-productivity malls outperformed, as sales growth continued to be robust despite a weak economy. The
     Fund owned both Mid-America Apartment Communities and Apartment Investment & Management during periods of outperformance and sold them both before a period of underperformance.

     Detractors from Fund performance included real estate investment trusts Prologis, First Industrial Realty Trust and Host Hotels
     & Resorts. Shares of Prologis and First Industrial Realty Trust suffered as the industrials sector underperformed over concerns of slowing economic growth. Host Hotels & Resorts saw its shares decline as the hotel sector underperformed over concerns of slowing economic growth.

Q.   What is the investment outlook for the REIT market?

A.   At the end of 2010, Heitman Real Estate Securities LLC ("Heitman"), the Fund's sub-adviser, anticipated REITs would generate returns between 10%-15% during 2011, and through the first six months of the year Heitman's expectations were holding firm in terms of earnings growth and dividend yield. However, in July 2011 expectations had to be adjusted.

     Going forward, Heitman believes net-asset-value (NAV) growth may be at some risk because of the change in economic outlook and disruptions in the capital markets. Although demand for assets in "Gateway" markets continues to be strong, there is talk that real estate transactions in secondary assets and secondary markets may be re-pricing or falling apart. Prime assets in prime markets are able to obtain financing from numerous sources at competitive rates. Commercial banks and insurance companies are active in these high-quality, lower-risk transactions. However, similar to the transaction market, it appears that secondary assets in secondary markets are starting to struggle in terms of financing.

     Valuations look much more attractive for the REIT group on an absolute basis. Stocks are trading at a discount to NAV as of
     September 30, 2011. This is a change in valuation from six months ago, when REITs were trading at a premium to NAV and were being driven by stock price declines. As mentioned earlier, there is likely some risk to NAVs, especially for those companies that own assets in secondary markets. However, stock prices appear to have already priced in real estate value declines for some sectors.

     In conclusion, the macro risk factors have increased in terms of the economy and financial markets, but the question remains as to if REITs have already priced in these factors. The answer depends on an individual's economic and capital markets outlook.
     If an individual believes that the U.S. economy will double dip into recession and the financial situation in Europe will spill over to global capital markets, then REITs have further to fall. If an individual believes that the U.S. economy is not in recession and the financial situation in Europe is contained, then this is a good entry point for REITs.

Heitman REIT Fund

                                                                 30

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2011
____________________________________________________________________________________________________________________________________

                                                                                          Annualized     Annualized     Annualized
                                                 Inception       6 Month      1 Year        5 Year        10 Year        Inception
                                                   Date          Return       Return        Return        Return          to Date
____________________________________________________________________________________________________________________________________

Class Z*                                        03/13/89         (11.74)%      1.42%        (4.22)%        8.33%           8.44%
Class A with load                               09/30/03         (16.96)%     (4.76)%       (5.62)%         n/a            5.08%
Class A without load                            09/30/03         (11.85)%      1.05%        (4.50)%         n/a            5.87%
Institutional Class                             12/20/06 (1)     (11.61)%      1.63%          n/a           n/a           (5.70)%
Wilshire U.S. Real Estate Securities Index      02/28/89 (2)     (11.78)%      1.76%        (3.27)%        9.16%           7.33%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-3.

* Data includes performance of a predecessor fund class whose inception date was March 13, 1989.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2) The inception date used for this index is February 28, 1989, since at the time the index was priced monthly.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are
1.24% and 1.19%; 1.75% and 1.50%; and 1.13% and 0.95%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Heitman REIT Fund, Class Z	Wilshire U.S. Real Estate Securities Index
3/31/01	10,000	10,000
3/31/02	12,525	12,171
3/31/03	11,807	11,572
3/31/04	17,957	17,607
3/31/05	19,925	19,776
3/31/06	27,390	27,806
3/31/07	32,648	33,914
3/31/08	26,478	27,493
3/31/09	10,941	10,715
3/31/10	21,670	23,079
3/31/11	26,781	28,814
9/30/11	23,636	25,419

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Apartments	18.7%
Cash Equivalents	1.0%
Diversified	11.0%
Health Care	13.5%
Hotels	6.2%
Office Property	11.8%
Real Estate Operation/Development	1.4%
Regional Malls	17.2%
Shopping Centers	6.3%
Storage	6.7%
Warehouse/Industrial	6.2%

                                                                 31

OLD MUTUAL HEITMAN REIT FUND - concluded

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 98.9%                                                       REITs-Regional Malls - 17.2%
                                                                           General Growth Properties                   47,650     $        577
Real Estate Operation/Development - 1.4%                                   Glimcher Realty Trust                      117,025              828
Brookfield Office Properties                45,625     $        628        Simon Property Group                        63,462            6,980
Forest City Enterprises, Cl A*              14,400              154        Taubman Centers                             21,275            1,070
                                                       ______________                                                             ______________

Total Real Estate Operation/Development                         782        Total REITs-Regional Malls                                    9,455
_____________________________________________________________________      _____________________________________________________________________

REITs-Apartments - 18.7%                                                   REITs-Shopping Centers - 6.2%
AvalonBay Communities                       19,187            2,188        Developers Diversified Realty              135,250            1,474
BRE Properties                              20,300              859        Kimco Realty                                40,000              601
Camden Property Trust                        6,000              332        Regency Centers                             38,700            1,368
Colonial Properties Trust                   28,200              512                                                               ______________
Equity Residential                          68,332            3,544
Essex Property Trust                        12,925            1,552        Total REITs-Shopping Centers                                  3,443
UDR                                         58,225            1,289        _____________________________________________________________________
                                                       ______________
                                                                           REITs-Storage - 6.7%
Total REITs-Apartments                                       10,276        CubeSmart                                  136,350            1,163
_____________________________________________________________________      Public Storage                              22,598            2,516
                                                                                                                                  ______________
REITs-Diversified - 11.0%
Cousins Properties Trust                    53,400              312        Total REITs-Storage                                           3,679
Digital Realty Trust                        42,352            2,336        _____________________________________________________________________
Duke Realty                                 75,575              794
Liberty Property Trust                       9,025              263        REITs-Warehouse/Industrial - 6.2%
Vornado Realty Trust                        31,351            2,339        First Industrial Realty Trust*             122,000              976
                                                       ______________      Prologis                                   100,397            2,435
                                                                                                                                  ______________
Total REITs-Diversified                                       6,044
_____________________________________________________________________      Total REITs-Warehouse/Industrial                              3,411
                                                                                                                                  ______________
REITs-Health Care - 13.5%
HCP                                         72,375            2,537        Total Common Stock (Cost $44,715)                            54,356
Health Care REIT                            42,417            1,985        _____________________________________________________________________
Healthcare Realty Trust                     26,600              448
Sabra Health Care REIT                      24,625              235        Affiliated Mutual Fund - 1.0%
Ventas                                      44,450            2,196        Old Mutual Cash Reserves Fund,
                                                       ______________         Institutional Class, 0.00% (A)          524,188              524
                                                                                                                                  ______________
Total REITs-Health Care                                       7,401
_____________________________________________________________________      Total Affiliated Mutual Fund (Cost $524)                        524
                                                                           _____________________________________________________________________
REITs-Hotels - 6.2%
DiamondRock Hospitality                     64,100              448        Total Investments - 99.9% (Cost $45,239)                     54,880
Host Hotels & Resorts                      174,614            1,911        _____________________________________________________________________
LaSalle Hotel Properties                    38,859              746
RLJ Lodging Trust                           22,800              291        Other Assets and Liabilities, Net - 0.1%                         45
                                                       ______________      _____________________________________________________________________

Total REITs-Hotels                                            3,396        Total Net Assets - 100.0%                              $     54,925
_____________________________________________________________________      _____________________________________________________________________

REITs-Office Property - 11.8%                                              For descriptions of abbreviations and footnotes, please refer to
Boston Properties                           32,560            2,901        page 87.
Douglas Emmett                              51,475              880
Kilroy Realty                               23,125              724
Mack-Cali Realty                            31,620              846
SL Green Realty                             19,225            1,118
                                                       ______________

Total REITs-Office Property                                   6,469
_____________________________________________________________________

                                                                 32

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2011 in valuing the Fund's net assets were as follows (000):

                            Description                                    Level 1         Level 2          Level 3          Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                            $54,356           $-               $-            $54,356
   Affiliated Mutual Fund                                                      524            -                -                524
____________________________________________________________________________________________________________________________________

Total Investments                                                          $54,880           $-               $-            $54,880
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 33

OLD MUTUAL LARGE CAP GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ashfield Capital Partners, LLC

Performance Highlights

o    For the six-month period ended September 30, 2011, the Old Mutual Large Cap Growth Fund underperformed its benchmark, the
     Russell 1000 Growth Index. The Fund's Class Z shares posted a -15.80% return versus a -12.48% return for the Index.

o    Stock selection within the materials, consumer discretionary and health care sectors contributed positively to the Fund's performance, while stock selection in the energy, industrials and financials sectors detracted from the Fund's performance.

o    Among the individual stocks that contributed to the Fund's performance were computer and mobile device designer and manufacturer Apple, global restaurant franchise McDonald's, and designer, developer and marketer of athletic products NIKE.

o    Halliburton and Schlumberger, both oilfield services companies, and Aflac, a supplemental health and life insurance company, detracted from the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2011, the Old Mutual Large Cap Growth Fund (the "Fund") underperformed its benchmark, the Russell 1000 Growth Index (the "Index"). The Fund's Class Z shares posted a -15.80% return versus a -12.48%
     return for the Index. Performance for all share classes can be found on page 36.

Q.   What investment environment did the Fund face during the past period?

A.   During the second quarter of 2011, the markets rebounded strongly in April and were able to regain most, if not all, of their
     Japan earthquake-related losses. However, the month of May brought with it a general malaise, as concerns over European debt, a slowing global economy, and housing distress brought indexes back to lower levels. June encompassed a tale of two markets, as the first half of the month continued the May trend, bringing most indexes to or near prior support levels, while the second half brought a strong snap-back rally as fears quickly abated in an oversold setting. Despite all the volatility, the major developed-country equity indexes ended the quarter with nearly flat results, while most developing markets underperformed.

     During the third quarter of 2011, July brought another series of market volatility swings, as debt ceiling debates and global gross domestic product (GDP) concerns conflicted with strong corporate earnings and healthy balance sheets, which culminated in a large resetting of global growth expectations during August. September brought a continuation of the volatile trading range established in late August while settling at valuation levels not seen in many years.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund was consistently positioned toward a non-recessionary slow growth environment. However, the market anticipated a recessionary environment. Thus, the orientation of the Fund hurt the portfolio's performance - both relative and absolute -
     during the six-month period.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection within the materials, consumer discretionary and health care sectors contributed positively to the Fund's performance, while stock selection in the energy, industrials and financials sectors detracted from the Fund's performance.

     Among the individual stocks that contributed to the Fund's performance were computer and mobile device designer and manufacturer Apple, global restaurant franchise McDonald's, and designer, developer and marketer of athletic products NIKE.
     Apple's products continued to gain market share as innovation drove an increase in new and repeat customers. McDonald's business was poised to grow as emerging economies continued to gain wealth across their respective class structures. NIKE's products continued to see high demand as emerging economies continued to demand their products.

     On the other side of the equation, Halliburton and Schlumberger, both oil-field services companies, and Aflac, a supplemental health and life insurance company, detracted from the Fund's performance. Halliburton and Schlumberger's stocks declined 25%
     and 29%, respectively, as share prices of oil services companies were impacted more than the broader market as the strength of global growth was questioned during the period. Aflac's stock was down 38% during the period, as the earthquake and tsunami in
     Japan, and losses incurred in their investment portfolio, negatively impacted shares.

Large Cap Growth Fund

                                                                 34

Top Ten Holdings
as of September 30, 2011

Apple                                                                       5.8%
___________________________________________________________________________________

Microsoft                                                                   3.5%
___________________________________________________________________________________

International Business
Machines                                                                    3.3%
___________________________________________________________________________________

McDonald's                                                                  3.1%
___________________________________________________________________________________

Google, Cl A                                                                2.9%
___________________________________________________________________________________

Cia de Bebidas das
Americas ADR                                                                2.7%
___________________________________________________________________________________

Oracle                                                                      2.5%
___________________________________________________________________________________

EMC                                                                         2.4%
___________________________________________________________________________________

NIKE, Cl B                                                                  2.4%
___________________________________________________________________________________

Cerner                                                                      2.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           30.9%
___________________________________________________________________________________

Q.   What is the investment outlook for the large-capitalization growth equity market?

A.   Both the global and U.S. economies are entering a fragile phase, as the previous monetary support is slowly removed and a clearer picture of the true health of the global economy is revealed. While the revitalization efforts of the past 18 months has helped, questions remain about certain areas in the U.S. - such as the housing sector and labor markets - and the issues facing the global economy are many. However, markets are arguably now in a period of transition as the recovering economy is endeavoring to move into a more sustainable, albeit slower, growth trajectory.

     During the period, market participants began to look further into the future and pay attention to more fundamental, company-specific factors when determining the validity of an investment. However, throughout the period, macroeconomic concerns drove the emotional buy and sell decisions. Though the markets have seen this before, equities are cheaper than they have been in many years. In fact, Ashfield Capital Partners, LLC ("Ashfield"), the Fund's sub-adviser, believes there is opportunity to own globally positioned earnings streams in some of the safest equity markets in the world at discounted prices.

     Going forward, Ashfield Capital Partners, LLC ("Ashfield"), the Fund's sub-adviser, believes that stimulus spending will continue over the next few quarters, while China and the developing world continue to grow and the U.S. reaches higher levels of austerity within Federal and State budgets - all of which are longer-term positives. On a cyclical basis, investors will likely stay attracted to growth-oriented investments, as such investments currently boast strong balance sheets, significant cash flows and lack of debt reliance. International sources of revenues should also continue to grow, primarily to the benefit of large-capitalization and growth companies. If the economy continues to gain solid footing and uncertainties continue to subside, Ashfield expects companies of this nature to once again garner premium pricing in the market. It is important to keep in mind that continued proof of an ongoing profits recovery and of organic growth remains a concern, and recent geopolitical and global events have reminded participants that these economic gains can be fleeting.

                                                                                                               Large Cap Growth Fund

                                                                 35

OLD MUTUAL LARGE CAP GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2011
____________________________________________________________________________________________________________________________________

                                                                                      Annualized       Annualized       Annualized
                                          Inception      6 Month       1 Year           5 Year           10 Year        Inception
                                            Date         Return        Return           Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class Z                                   11/29/96       (15.80)%      (1.26)%          (0.94)%           1.16%            5.60%
Class A with load                         09/30/03       (20.74)%      (7.16)%          (2.37)%            n/a             1.53%
Class A without load                      09/30/03       (15.88)%      (1.48)%          (1.21)%            n/a             2.29%
Institutional Class                       12/20/06(1)    (15.76)%      (1.16)%            n/a              n/a            (2.27)%
Russell 1000 Growth Index                 11/29/96       (12.48)%       3.78%            1.62%            3.01%            3.66%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action and/or regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser.
In addition, prior to February 10, 2007, the Fund was co-managed by a sub-adviser other than Ashfield, and effective August 8, 2009,
Ashfield became the sole sub-adviser to the Fund. As a result, the Fund's performance prior to these dates, may not be indicative of how the Fund will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are
1.32% and 0.98%; 2.70% and 1.23%; and 0.85% and 0.88%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Large Cap Growth Fund, Class Z	Russell 1000 Growth Index
3/31/01	10,000	10,000
3/31/02	8,506	9,800
3/31/03	6,373	7,178
3/31/04	8,490	9,487
3/31/05	7,878	9,598
3/31/06	9,983	10,859
3/31/07	10,264	11,625
3/31/08	10,618	11,538
3/31/09	6,277	7,583
3/31/10	9,135	11,355
3/31/11	10,864	13,428
9/30/11	9,148	11,752

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	0.9%
Consumer Discretionary	16.5%
Consumer Staples	8.5%
Energy	11.3%
Financials	2.4%
Health Care	14.6%
Industrials	12.0%
Information Technology	30.2%
Materials	3.6%

                                                                 36

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 98.7%                                                       Cruise Lines - 1.5%
                                                                           Carnival                                      80,550   $      2,441
Apparel Manufacturers - 1.4%                                                                                                      ______________
Ralph Lauren, Cl A                            17,980   $      2,332
                                                       ______________      Total Cruise Lines                                            2,441
                                                                           _____________________________________________________________________
Total Apparel Manufacturers                                   2,332
_____________________________________________________________________      Diversified Manufacturing Operations - 3.6%
                                                                           Danaher                                       64,285          2,696
Applications Software - 3.4%                                               Dover                                         67,970          3,168
Microsoft                                    225,141          5,604                                                               ______________
                                                       ______________
                                                                           Total Diversified Manufacturing Operations                    5,864
Total Applications Software                                   5,604        _____________________________________________________________________
_____________________________________________________________________
                                                                           E-Commerce/Products - 1.5%
Athletic Footwear - 2.4%                                                   Amazon.com*                                   11,040          2,387
NIKE, Cl B                                    46,000          3,933                                                               ______________
                                                       ______________
                                                                           Total E-Commerce/Products                                     2,387
Total Athletic Footwear                                       3,933        _____________________________________________________________________
_____________________________________________________________________
                                                                           E-Commerce/Services - 4.1%
Auto/Truck Parts & Equipment-Original - 2.1%                               eBay*                                        103,575          3,055
BorgWarner*                                   57,475          3,479        priceline.com*                                 8,115          3,647
                                                       ______________                                                             ______________

Total Auto/Truck Parts & Equipment-Original                   3,479        Total E-Commerce/Services                                     6,702
_____________________________________________________________________      _____________________________________________________________________

Beverages-Non-Alcoholic - 1.9%                                             Electronic Components-Semiconductors - 2.8%
PepsiCo                                       51,045          3,160        Broadcom, Cl A                                65,640          2,185
                                                       ______________      Texas Instruments                             88,685          2,364
                                                                                                                                  ______________
Total Beverages-Non-Alcoholic                                 3,160
_____________________________________________________________________      Total Electronic Components-Semiconductors                    4,549
                                                                           _____________________________________________________________________
Beverages-Wine/Spirits - 1.7%
Diageo ADR                                    36,685          2,786        Engineering/R&D Services - 3.1%
                                                       ______________      ABB ADR                                      152,490          2,604
                                                                           Fluor                                         51,080          2,378
Total Beverages-Wine/Spirits                                  2,786                                                               ______________
_____________________________________________________________________
                                                                           Total Engineering/R&D Services                                4,982
Brewery - 2.7%                                                             _____________________________________________________________________
Cia de Bebidas das Americas ADR              141,785          4,346
                                                       ______________      Enterprise Software/Services - 2.5%
                                                                           Oracle                                       142,743          4,102
Total Brewery                                                 4,346                                                               ______________
_____________________________________________________________________
                                                                           Total Enterprise Software/Services                            4,102
Cable/Satellite TV - 1.3%                                                  _____________________________________________________________________
DIRECTV, Cl A*                                50,874          2,149
                                                       ______________      Industrial Gases - 2.2%
                                                                           Praxair                                       38,883          3,635
Total Cable/Satellite TV                                      2,149                                                               ______________
_____________________________________________________________________
                                                                           Total Industrial Gases                                        3,635
Chemicals-Diversified - 1.4%                                               _____________________________________________________________________
E.I. du Pont de Nemours                       55,745          2,228
                                                       ______________      Instruments-Scientific - 1.5%
                                                                           Thermo Fisher Scientific*                     48,010          2,431
Total Chemicals-Diversified                                   2,228                                                               ______________
_____________________________________________________________________
                                                                           Total Instruments-Scientific                                  2,431
Computer Services - 6.4%                                                   _____________________________________________________________________
Accenture, Cl A                               44,300          2,334
Cognizant Technology Solutions, Cl A*         43,840          2,749        Internet Content-Entertainment - 0.9%
International Business Machines               30,802          5,391        NetEase.com ADR*                              39,575          1,510
                                                       ______________                                                             ______________

Total Computer Services                                      10,474        Total Internet Content-Entertainment                          1,510
_____________________________________________________________________      _____________________________________________________________________

Computers - 5.7%                                                           Investment Management/Advisor Services - 0.9%
Apple*                                        24,510          9,343        Ameriprise Financial                          36,057          1,419
                                                       ______________                                                             ______________

Total Computers                                               9,343        Total Investment Management/Advisor Services                  1,419
_____________________________________________________________________      _____________________________________________________________________

Computers-Memory Devices - 2.4%                                            Life/Health Insurance - 1.6%
EMC*                                         187,736          3,941        Aflac                                         72,335          2,528
                                                       ______________                                                             ______________

Total Computers-Memory Devices                                3,941        Total Life/Health Insurance                                   2,528
_____________________________________________________________________      _____________________________________________________________________

Cosmetics & Toiletries - 2.2%                                              Machinery-Construction & Mining - 1.0%
Estee Lauder, Cl A                            39,885          3,504        Caterpillar                                   21,055          1,555
                                                       ______________                                                             ______________

Total Cosmetics & Toiletries                                  3,504        Total Machinery-Construction & Mining                         1,555
_____________________________________________________________________      _____________________________________________________________________

                                                                 37

OLD MUTUAL LARGE CAP GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Machinery-Farm - 1.1%                                                      Pharmacy Services - 1.1%
AGCO*                                         53,239   $      1,840        Express Scripts*                              50,426  $       1,869
                                                       ______________                                                             ______________

Total Machinery-Farm                                          1,840        Total Pharmacy Services                                       1,869
_____________________________________________________________________      _____________________________________________________________________

Machinery-Pumps - 0.9%                                                     Retail-Restaurants - 3.0%
Flowserve                                     20,910          1,547        McDonald's                                    56,455          4,958
                                                       ______________                                                             ______________

Total Machinery-Pumps                                         1,547        Total Retail-Restaurants                                      4,958
_____________________________________________________________________      _____________________________________________________________________

Medical Information Systems - 2.3%                                         Transportation-Rail - 2.3%
Cerner*                                       55,354          3,793        Union Pacific                                 45,250          3,696
                                                       ______________                                                             ______________

Total Medical Information Systems                             3,793        Total Transportation-Rail                                     3,696
_____________________________________________________________________      _____________________________________________________________________

Medical Products - 4.3%                                                    Web Hosting/Design - 1.1%
Henry Schein*                                 61,106          3,789        Equinix*                                      19,620          1,743
Varian Medical Systems*                       60,336          3,147                                                               ______________
                                                       ______________
                                                                           Total Web Hosting/Design                                      1,743
Total Medical Products                                        6,936        _____________________________________________________________________
_____________________________________________________________________
                                                                           Web Portals/ISP - 2.9%
Medical-Biomedical/Genetics - 2.3%                                         Google, Cl A*                                  9,274          4,770
Celgene*                                      39,171          2,425                                                               ______________
Life Technologies*                            36,185          1,391
                                                       ______________      Total Web Portals/ISP                                         4,770
                                                                           _____________________________________________________________________
Total Medical-Biomedical/Genetics                             3,816
_____________________________________________________________________      Total Common Stock (Cost $132,179)                          160,954
                                                                           _____________________________________________________________________
Medical-Drugs - 2.0%
Allergan                                      39,004          3,213        Affiliated Mutual Fund - 0.9%
                                                       ______________      Old Mutual Cash Reserves Fund,
                                                                              Institutional Class, 0.00% (A)          1,390,165          1,390
Total Medical-Drugs                                           3,213                                                               ______________
_____________________________________________________________________
                                                                           Total Affiliated Mutual Fund (Cost $1,390)                    1,390
Medical-Generic Drugs - 1.1%                                               _____________________________________________________________________
Teva Pharmaceutical Industries ADR            46,520          1,731
                                                       ______________      Total Investments - 99.6% (Cost $133,569)                   162,344
                                                                           _____________________________________________________________________
Total Medical-Generic Drugs                                   1,731
_____________________________________________________________________      Other Assets and Liabilities, Net - 0.4%                        703
                                                                           _____________________________________________________________________
Multimedia - 0.9%
Walt Disney                                   46,385          1,399        Total Net Assets - 100.0%                              $    163,047
                                                       ______________      _____________________________________________________________________

Total Multimedia                                              1,399        For descriptions of abbreviations and footnotes, please refer to
_____________________________________________________________________      page 87.

Oil Companies-Integrated - 1.4%
Chevron                                       23,910          2,212
                                                       ______________

Total Oil Companies-Integrated                                2,212
_____________________________________________________________________

Oil Components-Exploration & Production - 4.4%
Anadarko Petroleum                            39,850          2,512
CNOOC ADR                                      9,075          1,455
Pioneer Natural Resources                     49,153          3,233
                                                       ______________

Total Oil Components-Exploration & Production                 7,200
_____________________________________________________________________

Oil Field Machinery & Equipment - 1.8%
Cameron International*                        72,055          2,993
                                                       ______________

Total Oil Field Machinery & Equipment                         2,993
_____________________________________________________________________

Oil-Field Services - 3.6%
Halliburton                                  102,167          3,118
Schlumberger                                  45,806          2,736
                                                       ______________

Total Oil-Field Services                                      5,854
_____________________________________________________________________

                                                                38

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2011 in valuing the Fund's net assets were as follows (000):

                            Description                                    Level 1         Level 2          Level 3          Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                           $160,954            $-               $-          $160,954
   Affiliated Mutual Fund                                                    1,390             -                -             1,390
____________________________________________________________________________________________________________________________________

Total Investments                                                         $162,344            $-               $-          $162,344
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 39

OLD MUTUAL TS&W MID-CAP VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley LLC

Performance Highlights

o    For the six-month period ended September 30, 2011, the Old Mutual TS&W Mid-Cap Value Fund outperformed its benchmark, the
     Russell Midcap Value Index. The Fund's Class Z shares posted a -14.42% return versus a -19.02% return for the Index.

o    The Fund's defensiveness helped protect capital during the economic downturn. Stock selection was positive in six of nine sectors and accounted for three-quarters of the outperformance during the period.

o    Stocks that contributed to the Fund's performance were online travel company Expedia (no longer a Fund holding), electric and natural gas utility company CenterPoint Energy, and global apparel and footwear company VF.

o    Among the top detractors were teen-apparel retailer Aeropostale, for-profit educational services provider DeVry, and vehicle designer and manufacturer Oshkosh.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2011, the Old Mutual TS&W Mid-Cap Value Fund (the "Fund") outperformed its benchmark, the Russell Midcap Value Index (the "Index"). The Fund's Class Z shares posted a -14.42% return versus a -19.02%
     return for the Index. Performance for all share classes can be found on page 42.

Q.   What investment environment did the Fund face during the past period?

A.   Equity markets sold off during the six-month period ending September 30, 2011, as the European sovereign debt crisis worsened and a steady drip of dismal economic data continued to portend a global economic slowdown. Large-capitalization stocks outperformed smaller-capitalization stocks and, predictably, the Index suffered double-digit declines that fell squarely in between. There was a wide divergence in sector performance, with defensive sectors such as consumer staples and utilities down only modestly, while the market-sensitive energy and materials sectors lost between one-quarter and one-third of their values.
     Investors were decidedly risk-averse, as evidenced by the underperformance of factors such as market beta.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund's defensiveness helped protect capital during the economic downturn. Stock selection was positive in six of nine sectors and accounted for three-quarters of the outperformance during the period. In particular, the Fund's defensive posture in the financials and consumer discretionary sectors was the leading contributor to Fund performance. Within the financials sector, the posture came from an underweight to banks and life insurers, along with conservative selections among REITs and multi-line insurers. Within the consumer discretionary sector, the defensive posture was the result of a concentration in discount retailers, which benefited from increasingly cost-conscious consumers.

     The biggest detractor from relative performance was the technology sector, derived from both an overweight position and the underperformance of select semiconductor and communications positions. Additionally, the Fund's underweight in the more defensive consumer staples sector also detracted from overall performance.

Q.   How did portfolio composition affect Fund performance?

A.   Stocks that contributed to the Fund's performance were online travel company Expedia (no longer a Fund holding), electric and natural gas utility company CenterPoint Energy, and global apparel and footwear company VF. Expedia's stock price rose after the company announced the spinoff of its TripAdvisor segment. Shares of CenterPoint Energy continued to benefit from a favorable regulatory environment in Texas. VF's stock was rewarded by the market after its recent acquisition of the Timberland
     Company.

     Among the top detractors were teen-apparel retailer Aeropostale, for-profit educational services provider DeVry, and vehicle designer and manufacturer Oshkosh. Aeropostale experienced a weak spring season, as competitors drastically cut prices in order to eliminate excess inventory. DeVry's share price dropped during the period as the company reported a decline in total students enrolled, and cited economic and regulatory challenges. Oshkosh, the U.S. military's largest supplier of armored trucks, reported a decrease in U.S. Department of Defense sales. As a result, the company's fiscal third-quarter earnings fell and its share price declined the most in more than two years.

TS&W Mid-Cap Value Fund

                                                                 40

Top Ten Holdings
as of September 30, 2011*

PG&E                                                                        2.5%
___________________________________________________________________________________

Aon                                                                         2.3%
___________________________________________________________________________________

Annaly Capital Management                                                   2.2%
___________________________________________________________________________________

Crown Holdings                                                              2.1%
___________________________________________________________________________________

Amdocs                                                                      2.1%
___________________________________________________________________________________

Arch Capital Group                                                          2.1%
___________________________________________________________________________________

Towers Watson, Cl A                                                         2.1%
___________________________________________________________________________________

Bemis                                                                       2.0%
___________________________________________________________________________________

AmerisourceBergen                                                           2.0%
___________________________________________________________________________________

Windstream                                                                  1.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           21.3%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund.

Q.   What is the investment outlook for the mid-cap value equity market?

A.   Thompson, Siegel & Walmsley LLC ("TS&W"), the Fund's sub-adviser, continues to be concerned about the scarcity of sustainable growth, especially in light of the global economic slowdown that markets appear to be predicting. Europe is facing a well-publicized financial crisis, but emerging markets growth is vulnerable to malinvestment in China and in the U.S., as people are ignoring the issue of household indebtedness. TS&W believes the Fund is well positioned for this environment, with both a significant discount on earnings and cash-flow valuation, as well as better growth characteristics than its peers and its value style benchmark. The market is now getting to the point where many stocks reflect this reality. There are many inexpensive companies and some have good businesses that will continue to generate strong cash flows. The Fund is positioned quite defensively, providing good cover in which to shop for bargains.

                                                                                                             TS&W Mid-Cap Value Fund

                                                                 41

OLD MUTUAL TS&W MID-CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2011
____________________________________________________________________________________________________________________________________

                                                                                                                        Annualized
                                                                     Inception         6 Month           1 Year         Inception
                                                                       Date             Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class Z                                                               12/09/08         (14.42)%           1.53%           11.94%
Class A with load                                                     06/04/07         (19.42)%          (4.61)%          (5.96)%
Class A without load                                                  06/04/07         (14.54)%           1.25%           (4.67)%
Institutional Class                                                   06/04/07         (14.33)%           1.65%           (4.25)%
Russell Midcap Value Index                                            06/04/07         (19.02)%          (2.36)%          (5.46)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus as supplemented through August 3, 2011) are 1.38% and 1.13%; 2.11% and 1.41%; and 1.07% and 1.01%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual TS&W Mid-Cap Value Fund, Institutional Class	Russell Midcap Value Index
6/4/07	10,000	10,000
3/31/08	8,725	7,992
3/31/09	5,688	4,595
3/31/10	8,020	7,922
3/31/11	9,673	9,686
9/30/11	8,287	7,843

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional Class shares on the inception date of June 4, 2007 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	12.4%
Consumer Discretionary	11.4%
Consumer Staples	1.7%
Energy	3.6%
Financials	16.9%
Health Care	12.0%
Industrials	8.7%
Information Technology	15.2%
Materials	5.4%
Telecommunication Services	1.9%
Utilities	10.8%

                                                                 42

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 85.8%                                                       Containers-Paper/Plastic - 2.0%
                                                                           Bemis                                        130,200   $      3,816
Aerospace/Defense-Equipment - 1.2%                                                                                                ______________
Alliant Techsystems                           43,550   $      2,374
                                                       ______________      Total Containers-Paper/Plastic                                3,816
                                                                           _____________________________________________________________________
Total Aerospace/Defense-Equipment                             2,374
_____________________________________________________________________      Data Processing/Management - 1.5%
                                                                           Fidelity National Information Services       116,386          2,831
Agricultural Chemicals - 1.2%                                                                                                     ______________
CF Industries Holdings                        18,000          2,221
                                                       ______________      Total Data Processing/Management                              2,831
                                                                           _____________________________________________________________________
Total Agricultural Chemicals                                  2,221
_____________________________________________________________________      Diversified Manufacturing Operations - 1.3%
                                                                           ITT                                           59,700          2,507
Apparel Manufacturers - 1.1%                                                                                                      ______________
VF                                            17,200          2,090
                                                       ______________      Total Diversified Manufacturing Operations                    2,507
                                                                           _____________________________________________________________________
Total Apparel Manufacturers                                   2,090
_____________________________________________________________________      Electric-Integrated - 8.0%
                                                                           Alliant Energy                                52,400          2,027
Auto/Truck Parts & Equipment-Original - 1.1%                               CMS Energy                                   179,200          3,546
Lear                                          49,000          2,102        OGE Energy                                    61,000          2,915
                                                       ______________      PG&E                                         112,500          4,760
                                                                           Xcel Energy                                   82,600          2,040
Total Auto/Truck Parts & Equipment-Original                   2,102                                                               ______________
_____________________________________________________________________
                                                                           Total Electric-Integrated                                    15,288
Auto-Medium & Heavy Duty Trucks - 0.7%                                     _____________________________________________________________________
Oshkosh*                                      86,700          1,365
                                                       ______________      Electronic Components-Semiconductors - 1.1%
                                                                           Micron Technology*                           254,200          1,281
Total Auto-Medium & Heavy Duty Trucks                         1,365        Skyworks Solutions*                           43,700            784
_____________________________________________________________________                                                             ______________

Beverages-Non-Alcoholic - 1.7%                                             Total Electronic Components-Semiconductors                    2,065
Dr Pepper Snapple Group                       81,700          3,168        _____________________________________________________________________
                                                       ______________
                                                                           Engineering/R&D Services - 2.0%
Total Beverages-Non-Alcoholic                                 3,168        EMCOR Group*                                  85,729          1,743
_____________________________________________________________________      URS*                                          70,600          2,094
                                                                                                                                  ______________
Cable/Satellite TV - 0.4%
DISH Network, Cl A*                           33,500            840        Total Engineering/R&D Services                                3,837
                                                       ______________      _____________________________________________________________________

Total Cable/Satellite TV                                        840        Entertainment Software - 1.9%
_____________________________________________________________________      Activision Blizzard                          300,900          3,581
                                                                                                                                  ______________
Commercial Banks-Western US - 1.0%
East West Bancorp                            133,200          1,986        Total Entertainment Software                                  3,581
                                                       ______________      _____________________________________________________________________

Total Commercial Banks-Western US                             1,986        Finance-Investment Banker/Broker - 1.2%
_____________________________________________________________________      TD Ameritrade Holding                        151,400          2,226
                                                                                                                                  ______________
Commercial Services-Finance - 2.8%
Global Payments                               77,800          3,142        Total Finance-Investment Banker/Broker                        2,226
H&R Block                                    165,134          2,198        _____________________________________________________________________
                                                       ______________
                                                                           Gas-Distribution - 2.6%
Total Commercial Services-Finance                             5,340        CenterPoint Energy                            75,450          1,481
_____________________________________________________________________      Sempra Energy                                 69,500          3,579
                                                                                                                                  ______________
Computers-Memory Devices - 2.0%
SanDisk*                                      44,400          1,792        Total Gas-Distribution                                        5,060
Western Digital*                              75,900          1,952        _____________________________________________________________________
                                                       ______________
                                                                           Insurance Brokers - 4.0%
Total Computers-Memory Devices                                3,744        Aon                                          103,409          4,341
_____________________________________________________________________      Willis Group Holdings                         95,220          3,273
                                                                                                                                  ______________
Consulting Services - 3.3%
SAIC*                                        203,500          2,403        Total Insurance Brokers                                       7,614
Towers Watson, Cl A                           64,700          3,868        _____________________________________________________________________
                                                       ______________
                                                                           Internet Security - 1.2%
Total Consulting Services                                     6,271        Symantec*                                    147,100          2,398
_____________________________________________________________________                                                             ______________

Containers-Metal/Glass - 2.1%                                              Total Internet Security                                       2,398
Crown Holdings*                              131,100          4,013        _____________________________________________________________________
                                                       ______________

Total Containers-Metal/Glass                                  4,013
_____________________________________________________________________

                                                                 43

OLD MUTUAL TS&W MID-CAP VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical Labs & Testing Services - 1.7%                                     REITs-Health Care - 1.5%
Quest Diagnostics                             67,200   $      3,317        Health Care REIT                              61,200   $      2,864
                                                       ______________                                                             ______________

Total Medical Labs & Testing Services                         3,317        Total REITs-Health Care                                       2,864
_____________________________________________________________________      _____________________________________________________________________

Medical Products - 1.5%                                                    REITs-Mortgage - 2.1%
Hospira*                                      80,000          2,960        Annaly Capital Management                    245,600          4,084
                                                       ______________                                                             ______________

Total Medical Products                                        2,960        Total REITs-Mortgage                                          4,084
_____________________________________________________________________      _____________________________________________________________________

Medical-Drugs - 3.1%                                                       Retail-Apparel/Shoe - 2.2%
Endo Pharmaceuticals Holdings*                90,756          2,540        Aeropostale*                                 166,850          1,804
Forest Laboratories*                         112,900          3,476        Ross Stores                                   30,300          2,384
                                                       ______________                                                             ______________

Total Medical-Drugs                                           6,016        Total Retail-Apparel/Shoe                                     4,188
_____________________________________________________________________      _____________________________________________________________________

Medical-Generic Drugs - 1.3%                                               Retail-Computer Equipment - 1.6%
Mylan*                                       152,200          2,587        GameStop, Cl A*                              135,932          3,140
                                                       ______________                                                             ______________

Total Medical-Generic Drugs                                   2,587        Total Retail-Computer Equipment                               3,140
_____________________________________________________________________      _____________________________________________________________________

Medical-Wholesale Drug Distributors - 2.0%                                 Retail-Major Department Store - 1.5%
AmerisourceBergen                            102,100          3,805        TJX                                           52,000          2,884
                                                       ______________                                                             ______________

Total Medical-Wholesale Drug Distributors                     3,805        Total Retail-Major Department Store                           2,884
_____________________________________________________________________      _____________________________________________________________________

Non-Hazardous Waste Disposal - 1.3%                                        Retail-Regional Department Store - 0.5%
Republic Services                             88,615          2,487        Kohl's                                        20,800          1,021
                                                       ______________                                                             ______________

Total Non-Hazardous Waste Disposal                            2,487        Total Retail-Regional Department Store                        1,021
_____________________________________________________________________      _____________________________________________________________________

Oil & Gas Drilling - 0.9%                                                  Schools - 1.5%
Patterson-UTI Energy                         101,700          1,763        DeVry                                         77,951          2,881
                                                       ______________                                                             ______________

Total Oil & Gas Drilling                                      1,763        Total Schools                                                 2,881
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Exploration & Production - 1.4%                              Semiconductor Equipment - 2.3%
Sandridge Energy*                            234,697          1,305        LAM Research*                                 72,500          2,754
Whiting Petroleum*                            39,700          1,393        Teradyne*                                    154,400          1,700
                                                       ______________                                                             ______________

Total Oil Companies-Exploration & Production                  2,698        Total Semiconductor Equipment                                 4,454
_____________________________________________________________________      _____________________________________________________________________

Oil Refining & Marketing - 1.2%                                            Super-Regional Banks-US - 0.6%
Sunoco                                        71,800          2,227        KeyCorp                                      188,600          1,118
                                                       ______________                                                             ______________

Total Oil Refining & Marketing                                2,227        Total Super-Regional Banks-US                                 1,118
_____________________________________________________________________      _____________________________________________________________________

Physician Practice Management - 1.1%                                       Telecommunications Services - 2.1%
Mednax*                                       33,900          2,124        Amdocs*                                      145,300          3,941
                                                       ______________                                                             ______________

Total Physician Practice Management                           2,124        Total Telecommunications Services                             3,941
_____________________________________________________________________      _____________________________________________________________________

Property/Casualty Insurance - 3.7%                                         Telephone-Integrated - 1.9%
Arch Capital Group*                          119,450          3,903        Windstream                                   312,300          3,641
HCC Insurance Holdings                       117,300          3,173                                                               ______________
                                                       ______________
                                                                           Total Telephone-Integrated                                    3,641
Total Property/Casualty Insurance                             7,076        _____________________________________________________________________
_____________________________________________________________________
                                                                           X-Ray Equipment - 0.9%
Reinsurance - 1.8%                                                         Hologic*                                     114,800          1,746
PartnerRe                                     65,500          3,424                                                               ______________
                                                       ______________
                                                                           Total X-Ray Equipment                                         1,746
Total Reinsurance                                             3,424                                                               ______________
_____________________________________________________________________
                                                                           Total Common Stock (Cost $162,088)                          164,588
REITs-Diversified - 0.7%                                                   _____________________________________________________________________
Rayonier                                      38,200          1,405
                                                       ______________

Total REITs-Diversified                                       1,405
_____________________________________________________________________

                                                                 44

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Affiliated Mutual Fund - 12.1%
Old Mutual Cash Reserves Fund,
   Institutional Class, 0.00% (A)         23,271,417   $     23,271
                                                       ______________

Total Affiliated Mutual Fund (Cost $23,271)                  23,271
_____________________________________________________________________

Total Investments - 97.9% (Cost $185,359)                   187,859
_____________________________________________________________________

Other Assets and Liabilities, Net - 2.1%                      3,940
_____________________________________________________________________

Total Net Assets - 100.0%                              $    191,799
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 87.

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
          speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used as of September 30, 2011 in valuing the Fund's net assets were as follows (000):

         Description           Level 1    Level 2   Level 3   Total
_____________________________________________________________________

Investments
   Common Stock                $164,588     $-        $-     $164,588
   Affiliated Mutual Fund        23,271      -         -       23,271
_____________________________________________________________________

Total Investments              $187,859     $-        $-     $187,859
_____________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 45

OLD MUTUAL TS&W SMALL CAP VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley LLC

Performance Highlights

o    For the six-month period ended September 30, 2011, the Old Mutual TS&W Small Cap Value Fund outperformed its benchmark, the
     Russell 2000 Value Index. The Fund's Class Z shares posted a -20.97% return versus a -23.56% return for the Index.

o    The leading economic sectors, in terms of contribution to the Fund's relative returns, were the health care and materials sectors. The main detractor from relative performance was holdings within the energy sector.

o    Stocks that contributed to the Fund's performance included specialty drug maker Questcor Pharmaceuticals, warehouse operator
     Pricesmart, and motor fuel distributor and convenience store operator Susser Holdings.

o    Among the top detractors to Fund performance were air-cargo hauler Atlas Air Worldwide Holdings, commercial bank SVB Financial
     Group, and oil exploration and production company Venoco.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2011, the Old Mutual TS&W Small Cap Value Fund (the "Fund") outperformed its benchmark, the Russell 2000 Value Index (the "Index"). The Fund's Class Z shares posted a -20.97% return versus a -23.56%
     return for the Index. Performance for all share classes can be found on page 48.

Q.   What investment environment did the Fund face during the past period?

A.   During the six-month period, correlations among equities rose once again, as trading appeared to return to the "risk-off"
     pattern that was prevalent at times during 2009 and 2010. Economic reports, political uncertainty, and the European debt crisis seemed to drive equity returns, rather than the differentiating characteristics of individual companies that drove returns in recent months. Defensive sectors outperformed more cyclical groups, and investors focused on dividend yield and quality measures more than they have in the recent past. Small-capitalization stocks generally underperformed larger-capitalization stocks.

Q.   Which market factors influenced the Fund's relative performance?

A.   The leading economic sectors, in terms of contribution to the Fund's relative returns, were the health care and materials sectors. Within the health care sector, the Fund's pharmaceutical companies were among the best-performing holdings, benefiting from their niche pipeline of drugs, namely in the multiple sclerosis and dermatological markets. In the materials sector, the
     Fund's exposure to less cyclical industry groups, such as tobacco paper and packaging, fared better than commodity and construction-related positions.

     The main detractor from relative performance over the six-month period was holdings within the energy sector. Falling crude oil prices hurt the Fund's oil-machinery holdings, while weak demand concerns had an impact on the entire solar energy sector, where the Fund also had some exposure. The Fund's holdings in producer durables was also a detractor during the third quarter, attributable to aerospace holdings, which came under U.S. Department of Defense budget-cut concerns, and thus weighed on the industry as a whole.

Q.   How did portfolio composition affect Fund performance?

A.   Stocks that contributed to the Fund's performance included specialty drug maker Questcor Pharmaceuticals, warehouse operator
     Pricesmart, and motor fuel distributor and convenience store operator Susser Holdings. Questcor Pharmaceuticals continued to grow revenues through the company's core drug, Acthar Gel, which is used to treat multiple sclerosis, but also saw greater usage in nephritic treatment. Pricesmart, which is the international segment of warehouse operator Costco, continued to benefit from consumers' search for value. Midwest-based Susser Holdings reported record profits and raised its full-year guidance, citing population growth and improving economic conditions in its operating area.

     Among the top detractors to Fund performance were air-cargo hauler Atlas Air Worldwide Holdings, commercial bank SVB Financial
     Group, and oil exploration and production company Venoco. Atlas Air Worldwide Holdings reported better-than-expected earnings, although the stock was weighed down after lowering its full-year guidance due to aircraft delays at Boeing. SVB Financial Group came under pressure from private equity holders who re-evaluated the company and questioned the quality of the company's loan portfolio. Venoco's shares were weighed down by declining crude oil prices during the third quarter.

TS&W Small Cap Value Fund

                                                                 46

Top Ten Holdings
as of September 30, 2011*

Unisource Energy                                                            2.3%
___________________________________________________________________________________

Tower Group                                                                 2.2%
___________________________________________________________________________________

Cleco                                                                       2.2%
___________________________________________________________________________________

Rent-A-Center                                                               1.9%
___________________________________________________________________________________

Northwestern                                                                1.8%
___________________________________________________________________________________

Actuant, Cl A                                                               1.8%
___________________________________________________________________________________

Andersons                                                                   1.8%
___________________________________________________________________________________

Wintrust Financial                                                          1.8%
___________________________________________________________________________________

Silicon Image                                                               1.7%
___________________________________________________________________________________

Southwest Gas                                                               1.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           19.2%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund

Q.   What is the investment outlook for the small-cap value equity market?

A.   While the short-term picture may be hindered by political uncertainty and the European debt crisis, Thompson, Siegel & Walmsley
     LLC ("TS&W"), the Fund's sub-adviser, believes the Fund will be at an advantage due to its superior growth characteristics and valuation discount relative to its Index and peer universe averages.

     Small-capitalization stock valuations, while elevated, have improved compared to large-capitalization stocks, and, though small-capitalization stocks tend to be more cyclical, they are far less exposed to Europe, which is currently attractive.
     Nevertheless, it appears that Wall Street analysts may still be overly optimistic, as company managements have already signaled caution. TS&W expects to see earnings disappointments and will closely monitor names with negative estimate revisions. TS&W also expects to maintain the Fund's discounted valuation and continue to reduce its overall cyclicality.

                                                                                                           TS&W Small Cap Value Fund

                                                                 47

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2011

____________________________________________________________________________________________________________________________________

                                                                                   Annualized        Annualized        Annualized
                                Inception         6 Month           1 Year           5 Year            10 Year         Inception
                                  Date            Return            Return           Return            Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                         07/31/00         (20.97)%          (3.32)%          (2.26)%            8.39%            9.46%
Class A with load                07/31/03         (25.57)%          (9.06)%          (3.65)%             n/a             5.60%
Class A without load             07/31/03         (21.04)%          (3.53)%          (2.50)%             n/a             6.37%
Institutional Class              12/09/08         (20.92)%          (3.18)%            n/a               n/a             8.14%
Russell 2000 Value Index         07/31/00         (23.56)%          (5.99)%          (3.08)%            6.47%            6.66%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*    Data prior to the Fund's inception on July 25, 2003 includes performance of a predecessor fund whose inception date was July
     31, 2000. The predecessor fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the Fund. However, the predecessor fund was not registered under the Investment Company Act of 1940, as amended
     ("1940 Act"), nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are
1.27% and 1.26%; 2.11% and 1.51%; and 1.19% and 1.11%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual TS&W Small Cap Value Fund, Class Z	Russell 2000 Value Index
3/31/01	10,000	10,000
3/31/02	13,015	12,374
3/31/03	11,174	9,494
3/31/04	17,720	15,617
3/31/05	21,836	17,145
3/31/06	26,791	21,221
3/31/07	29,150	23,423
3/31/08	25,789	19,469
3/31/09	16,875	11,897
3/31/10	25,160	19,639
3/31/11	29,278	23,690
9/30/11	23,138	18,110

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Financials	25.6%
Industrials	15.3%
Consumer Discretionary	11.7%
Cash Equivalents	3.3%
Consumer Staples	6.3%
Energy	7.2%
Health Care	9.0%
Information Technology	9.7%
Investment Company	0.7%
Materials	3.2%
Utilities	8.0%

                                                                 48

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                              Shares         Value (000)        Description                                Shares       Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 95.9%                                                       Commercial Banks-Western US - 3.2%
                                                                           Columbia Banking System                       64,000   $        917
Advanced Materials/Products - 2.1%                                         SVB Financial Group*                          37,000          1,369
Ceradyne*                                     32,991   $        887        Western Alliance Bancorp*                    105,700            579
Hexcel*                                       45,400          1,006                                                               ______________
                                                       ______________
                                                                           Total Commercial Banks-Western US                             2,865
Total Advanced Materials/Products                             1,893        _____________________________________________________________________
_____________________________________________________________________
                                                                           Commercial Services - 2.1%
Aerospace/Defense-Equipment - 1.1%                                         Acacia Research - Acacia Technologies*        25,700            925
Orbital Sciences*                             76,800            983        Medifast*                                     58,800            950
                                                       ______________                                                             ______________

Total Aerospace/Defense-Equipment                               983        Total Commercial Services                                     1,875
_____________________________________________________________________      _____________________________________________________________________

Agricultural Operations - 1.8%                                             Commercial Services-Finance - 2.2%
Andersons                                     48,400          1,629        Heartland Payment Systems                     73,200          1,444
                                                       ______________      Wright Express*                               13,700            521
                                                                                                                                  ______________
Total Agricultural Operations                                 1,629
_____________________________________________________________________      Total Commercial Services-Finance                             1,965
                                                                           _____________________________________________________________________
Airlines - 0.8%
Hawaiian Holdings*                           172,600            727        Containers-Paper/Plastic - 0.9%
                                                       ______________      Temple-Inland                                 26,800            841
                                                                                                                                  ______________
Total Airlines                                                  727
_____________________________________________________________________      Total Containers-Paper/Plastic                                  841
                                                                           _____________________________________________________________________
Apparel Manufacturers - 1.9%
G-III Apparel Group*                          48,700          1,113        Cosmetics & Toiletries - 0.5%
Quiksilver*                                  179,000            546        Revlon, Cl A*                                 33,800            416
                                                       ______________                                                             ______________

Total Apparel Manufacturers                                   1,659        Total Cosmetics & Toiletries                                    416
_____________________________________________________________________      _____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 0.3%                               Data Processing/Management - 0.3%
Fuel Systems Solutions*                       13,600            261        CSG Systems International*                    23,800            301
                                                       ______________                                                             ______________

Total Auto/Truck Parts & Equipment-Original                     261        Total Data Processing/Management                                301
_____________________________________________________________________      _____________________________________________________________________

Building Products-Doors & Windows - 0.3%                                   Distribution/Wholesale - 1.5%
Apogee Enterprises                            35,700            307        MWI Veterinary Supply*                        13,600            936
                                                       ______________      Watsco                                         8,700            445
                                                                                                                                  ______________
Total Building Products-Doors & Windows                         307
_____________________________________________________________________      Total Distribution/Wholesale                                  1,381
                                                                           _____________________________________________________________________
Casino Hotels - 0.7%
Ameristar Casinos                             38,200            613        Diversified Manufacturing Operations - 1.8%
                                                       ______________      Actuant, Cl A                                 83,550          1,650
                                                                                                                                  ______________
Total Casino Hotels                                             613
_____________________________________________________________________      Total Diversified Manufacturing Operations                    1,650
                                                                           _____________________________________________________________________
Chemicals-Plastics - 0.2%
Spartech*                                     50,600            162        E-Commerce/Products - 1.1%
                                                       ______________      NutriSystem                                   32,700            396
                                                                           Shutterfly*                                   14,300            589
Total Chemicals-Plastics                                        162                                                               ______________
_____________________________________________________________________
                                                                           Total E-Commerce/Products                                       985
Commercial Banks-Central US - 3.2%                                         _____________________________________________________________________
First Financial Bancorp                       30,500            421
First Financial Bankshares                    13,050            342        Electric-Integrated - 6.3%
Texas Capital Bancshares*                     23,500            537        Cleco                                         57,000          1,946
Wintrust Financial                            62,200          1,605        Northwestern                                  51,700          1,652
                                                       ______________      Unisource Energy                              56,200          2,028
                                                                                                                                  ______________
Total Commercial Banks-Central US                             2,905
_____________________________________________________________________      Total Electric-Integrated                                     5,626
                                                                           _____________________________________________________________________
Commercial Banks-Southern US - 2.2%
Bank of the Ozarks                            27,400            573        Electronic Components-Semiconductors - 3.3%
Iberiabank                                    30,000          1,412        Diodes*                                       19,300            346
                                                       ______________      GT Advanced Technologies*                     93,900            659
                                                                           International Rectifier*                      21,600            402
Total Commercial Banks-Southern US                            1,985        Silicon Image*                               262,800          1,543
_____________________________________________________________________                                                             ______________

                                                                           Total Electronic Components-Semiconductors                    2,950
                                                                           _____________________________________________________________________

                                                                 49

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                              Shares         Value (000)        Description                                Shares       Value (000)
_____________________________________________________________________      _____________________________________________________________________

Enterprise Software/Services - 0.7%                                        Medical-Nursing Homes - 0.2%
SYNNEX*                                       25,700   $        673        Kindred Healthcare*                           19,700   $        170
                                                       ______________                                                             ______________

Total Enterprise Software/Services                              673        Total Medical-Nursing Homes                                     170
_____________________________________________________________________      _____________________________________________________________________

Filtration/Separation Products - 0.8%                                      Medical-Outpatient/Home Medical - 0.9%
Polypore International*                       12,000            678        Air Methods*                                  12,700            809
                                                       ______________                                                             ______________

Total Filtration/Separation Products                            678        Total Medical-Outpatient/Home Medical                           809
_____________________________________________________________________      _____________________________________________________________________

Finance-Consumer Loans - 2.6%                                              Medical-Outpatient/Home Medicine - 1.8%
                                                                           Almost Family*                                16,600            276
Ocwen Financial*                              79,500          1,050        Amedisys*                                     25,300            375
World Acceptance*                             22,700          1,270        Amsurg, Cl A*                                 44,200            994
                                                       ______________                                                             ______________

Total Finance-Consumer Loans                                  2,320        Total Medical-Outpatient/Home Medicine                        1,645
_____________________________________________________________________      _____________________________________________________________________

Financial Guarantee Insurance - 0.2%                                       Metal Processors & Fabricators - 0.7%
MGIC Investment*                             112,400            210        Dynamic Materials                             23,100            364
                                                       ______________      LB Foster, Cl A                               13,710            305
                                                                                                                                  ______________
Total Financial Guarantee Insurance                             210
_____________________________________________________________________      Total Metal Processors & Fabricators                            669
                                                                           _____________________________________________________________________
Food-Miscellaneous/Diversified - 1.0%
Hain Celestial Group*                         28,500            871        Multimedia - 0.7%
                                                       ______________      EW Scripps, Cl A*                             85,500            598
                                                                                                                                  ______________
Total Food-Miscellaneous/Diversified                            871
_____________________________________________________________________      Total Multimedia                                                598
                                                                           _____________________________________________________________________
Gas-Distribution - 1.7%
Southwest Gas                                 42,500          1,537        Non-Ferrous Metals - 0.4%
                                                       ______________      USEC*                                        203,300            327
                                                                                                                                  ______________
Total Gas-Distribution                                        1,537
_____________________________________________________________________      Total Non-Ferrous Metals                                        327
                                                                           _____________________________________________________________________
Home Furnishings - 1.0%
Select Comfort*                               61,100            854        Oil & Gas Drilling - 0.4%
                                                       ______________      Patterson-UTI Energy                          21,600            375
                                                                                                                                  ______________
Total Home Furnishings                                          854
_____________________________________________________________________      Total Oil & Gas Drilling                                        375
                                                                           _____________________________________________________________________
Investment Management/Advisory Services - 0.7%
Altisource Portfolio Solutions*               18,666            661        Oil Components-Exploration & Production - 2.2%
                                                       ______________      Energy XXI Bermuda*                           36,900            791
                                                                           Stone Energy*                                 19,200            311
Total Investment Management/Advisory Services                   661        Venoco*                                       97,350            858
_____________________________________________________________________                                                             ______________

Machinery-Material Handling - 0.4%                                         Total Oil Components-Exploration & Production                 1,960
NACCO Industries, Cl A                         5,500            349        _____________________________________________________________________
                                                       ______________
                                                                           Oil-Field Services - 2.0%
Total Machinery-Material Handling                               349        Helix Energy Solutions Group*                 49,200            644
_____________________________________________________________________      Newpark Resources*                           183,200          1,116
                                                                                                                                  ______________
Medical-Drugs - 1.2%
Medicis Pharmaceutical, Cl A                  29,200          1,065        Total Oil-Field Services                                      1,760
                                                       ______________      _____________________________________________________________________

Total Medical-Drugs                                           1,065        Paper & Related Products - 2.0%
_____________________________________________________________________      P.H. Glatfelter                               41,600            550
                                                                           Schweitzer-Mauduit International              22,964          1,283
Medical-Generic Drugs - 0.5%                                                                                                      ______________
Par Pharmaceutical*                           16,400            437
                                                       ______________      Total Paper & Related Products                                1,833
                                                                           _____________________________________________________________________
Total Medical-Generic Drugs                                     437
_____________________________________________________________________      Power Conversion/Supply Equipment - 0.4%
                                                                           Power-One*                                    80,300            361
Medical-HMO - 1.2%                                                                                                                ______________
HealthSpring*                                 28,450          1,037
                                                       ______________      Total Power Conversion/Supply Equipment                         361
                                                                           _____________________________________________________________________
Total Medical-HMO                                             1,037
_____________________________________________________________________

Medical-Hospitals - 1.3%
Health Management Associates, Cl A*          174,600          1,208
                                                       ______________

Total Medical-Hospitals                                       1,208
_____________________________________________________________________

                                                                 50

_____________________________________________________________________      _____________________________________________________________________

Description                              Shares         Value (000)        Description                              Shares         Value (000)
_____________________________________________________________________      _____________________________________________________________________

Printing-Commercial - 1.6%                                                 Retail-Pawn Shops - 2.4%
Consolidated Graphics*                        11,000   $        402        Cash America International                    20,200   $      1,033
Valassis Communications*                      55,000          1,031        First Cash Financial Services*                26,600          1,116
                                                       ______________                                                             ______________

Total Printing-Commercial                                     1,433        Total Retail-Pawn Shops                                       2,149
_____________________________________________________________________      _____________________________________________________________________

Property/Casualty Insurance - 2.2%                                         Retail-Video Rental - 1.3%
Tower Group                                   85,150          1,947        Coinstar*                                     30,100          1,204
                                                       ______________                                                             ______________

Total Property/Casualty Insurance                             1,947        Total Retail-Video Rental                                     1,204
_____________________________________________________________________      _____________________________________________________________________

Reinsurance - 0.8%                                                         S&L/Thrifts-Eastern US - 0.8%
Alterra Capital Holdings                      39,900            757        Astoria Financial                             88,200            678
                                                       ______________                                                             ______________

Total Reinsurance                                               757        Total S&L/Thrifts-Eastern US                                    678
_____________________________________________________________________      _____________________________________________________________________

REITs-Diversified - 1.4%                                                   Satellite Telecommunications - 1.1%
PS Business Parks                             25,000          1,238        DigitalGlobe*                                 48,700            946
                                                       ______________                                                             ______________

Total REITs-Diversified                                       1,238        Total Satellite Telecommunications                              946
_____________________________________________________________________      _____________________________________________________________________

REITs-Health Care - 1.7%                                                   Schools - 0.1%
Omega Healthcare Investors                    93,600          1,491        Capella Education*                             3,200             91
                                                       ______________                                                             ______________

Total REITs-Health Care                                       1,491        Total Schools                                                    91
_____________________________________________________________________      _____________________________________________________________________

REITs-Hotels - 2.0%                                                        Semiconductor Equipment - 0.5%
                                                                           Kulicke & Soffa Industries*                   60,600            452
Ashford Hospitality Trust                     53,100            373                                                               ______________
LaSalle Hotel Properties                      74,200          1,424
                                                       ______________      Total Semiconductor Equipment                                   452
                                                                           _____________________________________________________________________
Total REITs-Hotels                                            1,797
_____________________________________________________________________      Therapeutics - 0.8%
                                                                           Questcor Pharmaceuticals*                     26,600            725
REITs-Mortgage - 1.1%                                                                                                             ______________
Capstead Mortgage                             88,800          1,025
                                                       ______________      Total Therapeutics                                              725
                                                                           _____________________________________________________________________
Total REITs-Mortgage                                          1,025
_____________________________________________________________________      Toys - 0.7%
                                                                           Jakks Pacific*                                31,100            589
REITs-Office Property - 1.0%                                                                                                      ______________
Brandywine Realty Trust                      113,900            912
                                                       ______________      Total Toys                                                      589
                                                                           _____________________________________________________________________
Total REITs-Office Property                                     912
_____________________________________________________________________      Transport-Air Freight - 0.9%
                                                                           Atlas Air Worldwide Holdings*                 23,100            769
Rental Auto/Equipment - 3.0%                                                                                                      ______________
Rent-A-Center                                 61,500          1,688
RSC Holdings*                                145,800          1,040        Total Transport-Air Freight                                     769
                                                       ______________      _____________________________________________________________________

Total Rental Auto/Equipment                                   2,728        Transportation-Equipment & Leasing - 0.5%
_____________________________________________________________________      TAL International Group                       18,600            464
                                                                                                                                  ______________
Retail-Automobile - 0.6%
America's Car-Mart*                           20,100            583        Total Transportation-Equipment & Leasing                        464
                                                       ______________      _____________________________________________________________________

Total Retail-Automobile                                         583        Transportation-Marine - 0.6%
_____________________________________________________________________      Gulfmark Offshore, Cl A*                      13,700            498
                                                                                                                                  ______________
Retail-Convenience Store - 0.9%
Susser Holdings*                              39,500            787        Total Transportation-Marine                                     498
                                                       ______________      _____________________________________________________________________

Total Retail-Convenience Store                                  787        Transportation-Services - 1.7%
_____________________________________________________________________      Bristow Group                                 35,100          1,489
                                                                                                                                  ______________
Retail-Miscellaneous/Diversified - 1.1%
Pricesmart                                    15,500            966        Total Transportation-Services                                 1,489
                                                       ______________      _____________________________________________________________________

Total Retail-Miscellaneous/Diversified                          966        Transportation-Truck - 1.7%
_____________________________________________________________________      Old Dominion Freight Line*                    51,650          1,496
                                                                                                                                  ______________
Retail-Office Supplies - 0.4%
OfficeMax*                                    69,900            339        Total Transportation-Truck                                    1,496
                                                       ______________      _____________________________________________________________________

Total Retail-Office Supplies                                    339
_____________________________________________________________________

                                                                 51

OLD MUTUAL TS&W SMALL CAP VALUE FUND - concluded
___________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)
_____________________________________________________________________      Other Information:

Description                               Shares        Value (000)        The Fund utilizes various inputs in determining the value of its
_____________________________________________________________________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Wireless Equipment - 2.2%
Ceragon Networks*                             68,100   $        650        Level 1 - quoted prices in active markets for identical securities
RF Micro Devices*                            209,100          1,326        Level 2 - other significant observable inputs (including quoted
                                                       ______________                prices for similar securities, interest rates, prepayment
                                                                                     speeds, credit risk, etc.)
Total Wireless Equipment                                      1,976        Level 3 - significant unobservable inputs (including the Fund's own
                                                       ______________                assumption in determining the fair value of investments)

Total Common Stock (Cost $88,628)                            85,915        The inputs or methodology used for valuing securities are not
_____________________________________________________________________      necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of
Investment Company - 0.8%                                                  September 30, 2011 in valuing the Fund's net assets were as follows (000):
Value-Small Cap - 0.8%
iShares Russell 2000 Value Index Fund*        11,700            667             Description           Level 1     Level 2     Level 3     Total
                                                       ______________      _____________________________________________________________________

Total Value-Small Cap                                           667        Investments
                                                       ______________         Common Stock            $85,915       $-           $-      $85,915
                                                                              Investment Company          667        -            -          667
Total Investment Company (Cost $833)                            667           Affiliated Mutual Fund    2,990        -            -        2,990
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Fund - 3.3%                                              Total Investments          $89,572       $-           $-      $89,572
Old Mutual Cash Reserves Fund,                                             _____________________________________________________________________
   Institutional Class, 0.00% (A)          2,989,967          2,990
                                                       ______________      Refer to the "Security Valuation" section of Note 2 for further information.
Total Affiliated Mutual Fund (Cost $2,990)                    2,990
_____________________________________________________________________

Total Investments - 100.0% (Cost $92,451)                    89,572
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.0%                         (6)
_____________________________________________________________________

Total Net Assets - 100.0%                                   $89,566
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 87.

The accompanying notes are an integral part of the financial statements.

                                                                 52

OLD MUTUAL BARROW HANLEY CORE BOND FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Performance Highlights

o    For the six-month period ended September 30, 2011, the Old Mutual Barrow Hanley Core Bond Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The Fund's Institutional Class shares posted a 4.56% return versus a 6.20%
     return for the Index.

o    The surge in volatility and the "risk-off" sentiment that began at the end of the second quarter and continued into the third quarter drove corporate bond spreads wider by the end of September 2011.

o    A negative to the Fund's performance was a select but small exposure to high-yield securities, as risk-aversion sentiment and equity market weakness pummeled the asset class.

o    The Fund's slight overweight to asset-backed securities aided performance, as this sector of the Index continued to perform well.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2011, the Old Mutual Barrow Hanley Core Bond Fund (the "Fund") underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the "Index"). The Fund's Institutional Class shares posted a 4.56%
     return versus a 6.20% return for the Index.

Q.   What investment environment did the Fund face during the past period?

A.   Investors engaged in a "risk-on/risk-off" debate during the second quarter of 2011. Mixed economic data continued to raise caution about whether the current soft patch in the economy would prove to be temporary or possibly intensify. Investors' risk appetite fluctuated during the second quarter because of (1) new data confirming renewed weakness in the U.S. economy, (2) the continuing European sovereign debt crisis, and (3) the uncertainty surrounding the end of the U.S. Federal Reserve Board's (the
     "Fed") second round of quantitative easing stimulus program on June 30, 2011.

     During the third quarter of 2011, market volatility and pessimism continued among investors in fixed-income securities. The extreme partisan debate over the debt ceiling resulted in a last-minute resolution, but only after Standard & Poor's downgraded the U.S. government's AAA credit rating. In September 2011, the Fed said there were "significant downside risks to the economic outlook," which prompted a revival of the monetary policy initiative first implemented during the Kennedy administration. Known colloquially as "Operation Twist," the Fed extended the duration of its portfolio of securities by purchasing $400 billion worth of Treasury bonds with maturities between six and 30 years, while selling an equal amount of Treasury securities with remaining maturities of three years or less. By targeting purchases at the long end of the yield curve, the Fed intends to lower long-term interest rates to stimulate growth and increase the attractiveness of risk assets. However, the Fed's admission that economic growth was worse than anticipated ignited another crisis of confidence among investors.

Q.   Which market factors influenced the Fund's relative performance?

A.   The surge in volatility and the "risk-off" sentiment that began at the end of the second quarter and continued into the third quarter drove corporate bond spreads wider by the end of September 2011. Spread widening was most notable in the financials sector as it reached a new 2011 high. Consequently, the sector generated the lowest nominal return in the Index, and the Fund's overweight position in financials detracted from performance. Another negative to the Fund's performance was a select but small exposure to high-yield securities, as risk-aversion sentiment and equity market weakness pummeled the asset class. The Fund's slight overweight to asset-backed securities aided performance, as this sector of the Index continued to perform well.

Q.   How did portfolio composition affect Fund performance?

A.   Despite the punishing late June sell-off, the S&P 500, U.S. Treasuries, investment-grade corporate bonds, commercial mortgage-backed securities, and high-yield securities were all in positive territory for the quarter. Lingering expectations concerning future inflation propelled the return on Treasury inflation-protected securities (TIPS) higher as well.

                                                                                                        Barrow Hanley Core Bond Fund

                                                                 53

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Top Ten Holdings
as of September 30, 2011*

U.S. Treasury Notes
3.625%, 02/15/21                                                            5.1%
___________________________________________________________________________________

U.S. Treasury Bonds
4.250%, 11/15/40                                                            4.2%
___________________________________________________________________________________

FNMA
5.000%, 07/01/40                                                            2.6%
___________________________________________________________________________________

FNMA
4.500%, 08/01/41                                                            2.0%
___________________________________________________________________________________

FNMA
5.000%, 05/01/38 TBA                                                        2.0%
___________________________________________________________________________________

FNMA
4.000%, 05/01/26                                                            1.4%
___________________________________________________________________________________

U.S. Treasury Notes
2.000%, 01/31/16                                                            1.4%
___________________________________________________________________________________

NMA
4.000%, 04/01/41                                                            1.4%
___________________________________________________________________________________

FNMA
5.000%, 03/01/38                                                            1.3%
___________________________________________________________________________________

GNMA
4.500%, 10/20/40                                                            1.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           22.7%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund.

     During the third quarter of 2011, the sharp rally in Treasury securities pushed credit spreads to year-to-date highs, and the
     Barclays Capital U.S. Corporate Bond Index (Investment Grade) finished the quarter up 2.85%. The Fund's Index also showed strong performance in the third quarter of 2011, climbing 3.82%. However, the sharp decline in stocks, rise in volatility and return of risk aversion took a toll on the high-yield securities sector, pushing those returns into negative territory during the period. Future inflationary expectations boosted performance of TIPS to 4.51%.

     By the end of the third quarter, investors had shed exposure to risk assets and jumped into "safe-haven" U.S. Treasury securities. The S&P 500 dropped -13.87%, marking the largest decline since its loss in the fourth quarter of 2008.

Q.   What is the investment outlook for the intermediate-term fixed-income market?

A.   Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley"), the Fund's sub-adviser, anticipates investors will maintain a risk-averse posture in the fourth quarter of 2011. While that will likely impede performance in the short run, the Fund's portfolio strategy, which seeks incremental return through yield advantage, should prevail. As always, Barrow Hanley remains focused on security selection and disciplined risk controls during these volatile times. Despite the recent widening in spreads, Barrow Hanley continues to believe the financial health of most companies is much improved from that prior to the financial crisis of 2008. Consequently, the Fund's focus will remain on identifying mispriced securities that have favorable prospects and strong underlying fundamentals.

     In addition, the Fund's neutral position in mortgage-backed securities and exposure to asset-backed securities should provide an advantage. Going forward, Barrow Hanley expects a slowdown in prepayments of mortgage-backed securities as a result of tighter mortgage underwriting standards, as well as continued improvement in structural integrity and credit enhancements in asset-backed securities.

Barrow Hanley Core Bond Fund

                                                                 54

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2011
____________________________________________________________________________________________________________________________________

                                                                                                                         Annualized
                                                                              Inception       6 Month       1 Year       Inception
                                                                                 Date          Return       Return        to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                            11/19/07        4.56%         4.38%         7.69%
Barclays Capital U.S. Aggregate Bond Index                                     11/19/07        6.20%         5.26%         6.56%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Institutional Class shares (as reported in the July 26, 2011 prospectus) are 0.82% and 0.70%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Barrow Hanley Core Bond Fund, Institutional Class	Barclays Capital U.S. Aggregate Bond Index
11/19/07	10,000	10,000
03/31/08	10,364	10,313
03/31/09	10,750	10,635
03/31/10	12,085	11,453
03/31/11	12,735	12,039
09/30/11	13,316	12,786

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Corporate Bonds	50.3%
U.S. Government Agency Obligation	29.3%
U.S. Treasury Obligation	12.6%
Asset-Backed Securities	1.4%
Mortgage Related	2.7%
Cash Equivalents	3.7%

                                                                 55

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
___________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________       _____________________________________________________________________

                                           Face                                                                        Face
Description                            Amount (000)     Value (000)         Description                            Amount (000)     Value (000)
_____________________________________________________________________       _____________________________________________________________________

Corporate Bonds - 50.0%                                                     Consumer, Cyclical - continued
                                                                            Starwood Hotels & Resorts Worldwide
Basic Materials - 1.5%                                                         7.875%, 10/15/14                    $        200     $       216
Air Products & Chemicals                                                    Wal-Mart Stores
   2.000%, 08/02/16                    $         40     $        41            5.625%, 04/15/41                              60              74
Cliffs Natural Resources                                                                                                            _____________
   4.875%, 04/01/21                              30              29
Dow Chemical                                                                Total Consumer, Cyclical                                        752
   4.250%, 11/15/20                              95              96         _____________________________________________________________________
Nova Chemicals
   8.625%, 11/01/19                              75              81         Consumer, Non-cyclical - 8.2%
Rio Tinto Finance                                                           Altria Group
   2.500%, 05/20/16                             110             111            9.700%, 11/10/18                              65              86
Teck Resources                                                              Avis Budget Car
   10.250%, 05/15/16                            118             139         Rental / Avis Budget Finance
   6.000%, 08/15/40                              75              77            7.750%, 05/15/16                             200             193
                                                        _____________       Baxter International
                                                                               1.800%, 03/15/13                              30              30
Total Basic Materials                                           574         Becton Dickinson
_____________________________________________________________________          3.250%, 11/12/20                              95              97
                                                                            Coca-Cola
Communications - 5.3%                                                          0.750%, 11/15/13                             270             270
AT&T                                                                        Covidien International Finance
   5.350%, 09/01/40                             123             129            2.800%, 06/15/15                             110             114
   5.100%, 09/15/14                             255             280         Express Scripts
Cequel Communications Holdings I                                               6.250%, 06/15/14                             195             215
   and Cequel                                                               Genzyme
   Capital 144A,                                                               5.000%, 06/15/20                              55              63
   8.625%, 11/15/17                             175             173         Hospira
Comcast                                                                        6.050%, 03/30/17                              55              63
   6.300%, 11/15/17                             180             210         Lorillard Tobacco
   5.875%, 02/15/18                              55              64            8.125%, 06/23/19                             115             135
CSC Holdings                                                                Medtronic
   8.625%, 02/15/19                             175             192            3.000%, 03/15/15                             285             302
DIRECTV Holdings                                                            Novartis Capital
   6.350%, 03/15/40                              45              50            2.900%, 04/24/15                             215             228
   3.550%, 03/15/15                             180             188         Omnicare
France Telecom                                                                 7.750%, 06/01/20                             200             204
   4.375%, 07/08/14                              65              69         PepsiCo
Rogers Communications                                                          2.500%, 05/10/16                             175             181
   5.500%, 03/15/14                             120             131         Rent-A-Center
Telecom Italia Capital                                                         6.625%, 11/15/20                             175             168
   4.950%, 09/30/14                              65              63         Sanofi - Aventis
Telefonica Emisiones                                                           4.000%, 03/29/21                              70              76
   3.992%, 02/16/16                              60              57            1.625%, 03/28/14                             225             229
Time Warner Cable                                                           Teva Pharmaceutical Finance II BV /
   6.750%, 07/01/18                             200             233            Teva Pharmaceutical Finance III
Verizon Wireless Capital                                                       3.000%, 06/15/15                             110             115
   8.500%, 11/15/18                             155             207         United Rentals North America
                                                        _____________          9.250%, 12/15/19                             200             208
                                                                            UnitedHealth Group
Total Communications                                          2,046            4.875%, 02/15/13                             200             210
_____________________________________________________________________                                                               _____________

Consumer, Cyclical - 1.9%                                                   Total Consumer, Non-Cyclical                                  3,187
Goodyear Tire & Rubber                                                      _____________________________________________________________________
   10.500%, 05/15/16                             56              61
Navistar International                                                      Diversified - 0.3%
   8.250%, 11/01/21                              75              77         Leucadia National
New Albertsons                                                                 7.125%, 03/15/17                             100             102
   8.000%, 05/01/31                             175             138                                                                 _____________
QVC 144A,
   7.500%, 10/01/19                             175             186         Total Diversified                                               102
_____________________________________________________________________       _____________________________________________________________________

                                                                 56

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Energy - 6.9%                                                              Financial - continued
BP Capital Markets                                                         Bear Stearns
   3.200%, 03/11/16                    $        205     $       214           7.250%, 02/01/18                    $        320     $       377
Calfrac Holdings 144A,                                                     Canadian Imperial
   7.500%, 12/01/20                             120             113           Bank of Commerce
Cameron International                                                         1.450%, 09/13/13                             165             166
   6.375%, 07/15/18                              75              88        Capital One Financial
Energy Transfer Partners                                                      2.125%, 07/15/14                             115             114
   9.000%, 04/15/19                              60              72        Caterpillar Financial
   8.500%, 04/15/14                             205             233           Services, MTN
Ensco                                                                         6.125%, 02/17/14                             170             190
   4.700%, 03/15/21                              70              71        Citigroup
Enterprise Products Operating                                                 6.125%, 11/21/17                              90              96
   6.125%, 10/15/39                             105             114           6.010%, 01/15/15                             120             128
   5.650%, 04/01/13                             170             180        CNA Financial
Frac Tech Services 144A,                                                      7.350%, 11/15/19                              85              94
   7.625%, 11/15/18                             150             152        General Electric Capital
Marathon Oil                                                                  5.875%, 01/14/38                             255             261
   6.000%, 10/01/17                              55              63           5.625%, 05/01/18                             115             126
Marathon Petroleum 144A,                                                      5.400%, 02/15/17                             115             125
   3.500%, 03/01/16                             140             144           5.300%, 02/11/21                              65              67
Oneok Partners                                                             Goldman Sachs Group
   6.125%, 02/01/41                             135             149           6.750%, 10/01/37                              80              73
Petrobras International Finance                                               5.950%, 01/18/18                             175             180
   6.875%, 01/20/40                              30              32        HCP
   3.875%, 01/27/16                              50              49           5.375%, 02/01/21                              85              85
Spectra Energy Capital                                                     Health Care REIT
   5.668%, 08/15/14                             100             109           5.250%, 01/15/22                              70              67
   5.650%, 03/01/20                              55              61           3.625%, 03/15/16                              75              73
Spectra Energy Partners                                                    John Deere Capital, MTN
   4.600%, 06/15/21                              55              56           4.900%, 09/09/13                             145             156
Targa Resources Partners / Targa                                           JPMorgan Chase
   Resources Partners Finance                                                 3.700%, 01/20/15                             205             210
   7.875%, 10/15/18                             205             207        Keycorp, MTN
Tesoro                                                                        5.100%, 03/24/21                              55              56
   9.750%, 06/01/19                             245             265        Liberty Mutual
TransCanada PipeLines                                                         Group 144A,
   7.625%, 01/15/39                             150             204           5.000%, 06/01/21                             115             109
Valero Energy                                                              Lloyds TSB Bank
   9.375%, 03/15/19                              40              51           6.375%, 01/21/21                              70              69
   6.625%, 06/15/37                              55              59        Merrill Lynch
                                                        _____________         6.500%, 07/15/18                             175             162
                                                                           Merrill Lynch, MTN
Total Energy                                                  2,686           6.400%, 08/28/17                             275             267
_____________________________________________________________________      Metlife
                                                                              5.000%, 11/24/13                             185             198
Financial - 15.8%                                                          National Rural Utilities Cooperative
Aflac                                                                         1.125%, 11/01/13                             125             125
   8.500%, 05/15/19                              65              79        PNC Funding
American Express                                                              4.250%, 09/21/15                             245             265
   8.150%, 03/19/38                             110             157        Rabobank Nederland, MTN
American Express Credit, MTN                                                  2.125%, 10/13/15                              80              80
   5.125%, 08/25/14                             240             260        Simon Property Group
Bank of America                                                               5.750%, 12/01/15                             180             199
   4.500%, 04/01/15                             130             123        SLM, Ser A, MTN
Bank of New York                                                              5.375%, 01/15/13                             175             175
   Mellon, MTN                                                             _____________________________________________________________________
   4.300%, 05/15/14                              60              65
   1.500%, 01/31/14                              80              80
_____________________________________________________________________

                                                                 57

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
___________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2011 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Financial - continued                                                      Utilities - 5.2%
State Street                                                               Columbus Southern Power, Ser C
   4.300%, 05/30/14                    $         75     $        81           5.500%, 03/01/13                    $        215     $       227
   2.875%, 03/07/16                             210             215        Duke Energy Indiana
Suntrust Banks                                                                6.050%, 06/15/16                             100             114
   3.600%, 04/15/16                              60              61        Exelon Generation
Travelers Property Casualty                                                   6.250%, 10/01/39                              85              99
   5.000%, 03/15/13                             215             226           5.200%, 10/01/19                              80              86
US Bancorp, MTN                                                            Midamerican Energy Holdings
   1.375%, 09/13/13                             185             186           5.875%, 10/01/12                             160             168
Wells Fargo, MTN                                                           National Fuel Gas
   4.600%, 04/01/21                              65              69           8.750%, 05/01/19                             105             137
Westpac Banking                                                            Nisource Finance
   2.250%, 11/19/12                             175             177           10.750%, 03/15/16                             95             123
Willis North America                                                       NRG Energy
   6.200%, 03/28/17                              65              71           7.375%, 01/15/17                             175             180
                                                        _____________      Sempra Energy
                                                                              6.500%, 06/01/16                             115             135
Total Financial                                               6,143        Southern Power, Ser B
_____________________________________________________________________         6.250%, 07/15/12                             165             172
                                                                           Union Electric
Industrial - 2.7%                                                             6.700%, 02/01/19                             130             160
Burlington Northern Santa Fe                                               Westar Energy
   7.950%, 08/15/30                              85             123           6.000%, 07/01/14                              70              77
Cooper US                                                                  Xcel Energy
   3.875%, 12/15/20                              15              16           5.613%, 04/01/17                             314             354
   2.375%, 01/15/16                             120             121                                                                _____________
Eaton
   5.600%, 05/15/18                              90             107        Total Utilities                                               2,032
ITT                                                                                                                                _____________
   4.900%, 05/01/14                             205             224
Koninklijke Philips Electronics                                            Total Corporate Bonds (Cost $18,380)                         19,394
   5.750%, 03/11/18                             130             149        _____________________________________________________________________
Masco
   6.125%, 10/03/16                             125             122        U.S. Government Agency Obligations - 29.2%
Tyco Electronics Group                                                     FHLMC Gold
   6.550%, 10/01/17                              95             112           5.500%, 12/01/36                             196             213
United Parcel Service                                                         5.500%, 12/01/37                             321             349
   3.125%, 01/15/21                              60              63           5.500%, 10/01/39                             308             334
                                                        _____________         5.000%, 09/01/35                             278             302
                                                                           FNMA
Total Industrial                                              1,037           6.500%, 09/01/36                             375             419
_____________________________________________________________________         6.000%, 04/01/39                             299             329
                                                                              5.500%, 01/01/36                             209             228
Technology - 2.2%                                                             5.500%, 11/01/36                             213             232
Analog Devices                                                                5.500%, 12/01/36                             354             386
   3.000%, 04/15/16                             110             114           5.500%, 06/01/38                             316             344
Applied Materials                                                             5.500%, 12/01/38                             300             327
   2.650%, 06/15/16                              85              87           5.125%, 01/02/14                             235             257
Intel                                                                         5.000%, 03/01/36                             226             244
   3.300%, 10/01/21                              90              92           5.000%, 03/01/38                             475             512
International Business Machines                                               5.000%, 05/01/38                             702             756
   7.625%, 10/15/18                             150             199           5.000%, 07/01/40                             921             994
Medassets 144A,                                                               4.500%, 04/01/41                             157             166
   8.000%, 11/15/18                             120             114           4.500%, 05/01/41                             320             342
MEMC Electronic Materials                                                     4.500%, 08/01/41 TBA                         736             782
   7.750%, 04/01/19                             125             107           4.000%, 05/01/26                             524             553
Xerox                                                                         4.000%, 02/01/41                             141             149
   4.250%, 02/15/15                             115             122           4.000%, 04/01/41                             498             525
                                                        _____________      _____________________________________________________________________

Total Technology                                                835
_____________________________________________________________________

                                                                 58

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - continued                             Other - continued
GNMA                                                                       John Deere Owner Trust, Ser 2009-
   6.000%, 10/15/38                    $        393     $       439           A, Cl A4
   6.000%, 11/15/39                             394             440           3.960%, 05/16/16                          $  100     $       102
   5.500%, 02/15/40 (C)                         249             275        John Deere Owner Trust, Ser 2009-
   5.000%, 08/15/40 (C)                         407             450           A, Cl A3
   5.000%, 02/20/41                             417             458           2.590%, 10/15/13                              21              21
   4.500%, 10/20/40                             455             496                                                                _____________
                                                        _____________
                                                                           Total Other                                                     333
Total U.S. Government Agency Obligations                                                                                           _____________
   (Cost $10,864)                                            11,301
_____________________________________________________________________      Total Asset Backed Securities (Cost $535)                       543
                                                                           _____________________________________________________________________
U.S. Treasury Obligations - 12.5%
U.S. Treasury Bonds                                                        Affiliated Mutual Fund - 3.7%
   4.750%, 02/15/41                             225             308        Old Mutual Cash Reserves Fund,
   4.250%, 11/15/40                           1,275           1,612           Institutional Class, 0.00% (A)        1,442,634            1,443
U.S. Treasury Notes                                                                                                                _____________
   3.625%, 02/15/21                           1,695           1,958
   2.000%, 01/31/16                             500             526        Total Affiliated Mutual Fund (Cost $1,443)                    1,443
   2.000%, 04/30/16                             430             452        _____________________________________________________________________
                                                        _____________
                                                                           Total Investments - 99.5% (Cost $36,331)                     38,575
Total U.S. Treasury Obligations (Cost $4,206)                 4,856        _____________________________________________________________________
_____________________________________________________________________
                                                                           Other Assets and Liabilities, Net - 0.5%                        204
Mortgage Related - 2.7%                                                    _____________________________________________________________________
Bear Stearns Commercial
   Mortgage Securities, CMBS,                                              Total Net Assets - 100.0%                               $    38,779
   Ser 2004-PWR5, Cl A4                                                    _____________________________________________________________________
   4.831%, 07/11/42                             257             263
Bear Stearns Commercial                                                    For descriptions of abbreviations and footnotes, please refer to
   Mortgage Securities, CMBS,                                              page 87.
   Ser 2006-PW13, Cl A4
   5.540%, 09/11/41                             120             132        Other Information:
Bear Stearns Commercial
   Mortgage Securities, CMBS,                                              The Fund utilizes various inputs in determining the value of its
   Ser 2006-PW14, Cl A4                                                    investments as of the reporting period end. These inputs are
   5.201%, 12/11/38                             190             205        summarized in three broad levels as follows:
Citigroup/Deutsche Bank Commercial
   Mortgage Trust, CMBS,                                                   Level 1 - quoted prices in active markets for identical securities
   Ser 2007-CD5, Cl A4                                                     Level 2 - other significant observable inputs (including quoted
   5.886%, 08/15/17 (E)                         220             236                  prices for similar securities, interest rates, prepayment
JP Morgan Chase Commercial                                                           speeds, credit risk, etc.)
   Mortgage Securities, CMBS,                                              Level 3 - significant unobservable inputs (including the Fund's own
   Ser 2005-LDP1, Cl A2                                                              assumption in determining the fair value of investments)
   4.625%, 03/15/46                             200             202
                                                        _____________      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in
Total Mortgage Related (Cost $903)                            1,038        those securities.
_____________________________________________________________________
                                                                           A summary of the inputs used as of September 30, 2011 in valuing
Asset Backed Securities - 1.4%                                             the Fund's net assets were as follows (000):

Automobiles - 0.5%                                                                  Description           Level 1   Level 2   Level 3     Total
Honda Auto Receivables Owner Trust,                                        _____________________________________________________________________
   Ser 2009-3, Cl A4
   3.300%, 09/15/15                             205             210        Investments
                                                        _____________         Corporate Bonds              $    -   $19,394     $-       $19,394
                                                                              U.S. Government
Total Automobiles                                               210              Agency Obligations             -    11,301      -        11,301
_____________________________________________________________________         U.S. Treasury Obligations         -     4,856      -         4,856
                                                                              Mortgage Related                  -     1,038      -         1,038
Other - 0.9%                                                                  Asset-Backed Securities           -       543                  543
CNH Equipment Trust,                                                          Affiliated Mutual Fund        1,443         -      -         1,443
   Ser 2010-C, Cl A3                                                       _____________________________________________________________________
   1.170%, 05/15/15                             210             210
_____________________________________________________________________      Total Investments               $1,443   $37,132     $-       $38,575
                                                                           _____________________________________________________________________

                                                                 59

OLD MUTUAL BARROW HANLEY CORE BOND FUND - concluded
___________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional- size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. These debt securities are classified as Level 2. The Fund did not have significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 60

OLD MUTUAL CASH RESERVES FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the six-month period ended September 30, 2011, the Old Mutual Cash Reserves Fund underperformed its benchmark, the Lipper
     Money Market Funds Average. The Fund's Class Z shares posted a 0.00% return versus a 0.01% return for the Index.

o    While overall issuance of commercial paper decreased, the Fund's ability to diversify into certificates of deposit and short-dated corporate notes benefited the Fund's performance.

o    Given the increased market volatility during the period, the Fund's emphasis remained on safety and liquidity during the period with an increased allocation to U.S. agency discount notes.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2011, the Old Mutual Cash Reserves Fund (the "Fund") underperformed its benchmark, the Lipper Money Market Funds Average (the "Index"). The Fund's Class Z shares posted a 0.00% return versus a 0.01% return for the Index. Performance for all share classes can be found on page 61.

Q.   What investment environment did the Fund face during the past period?

A.   During the period, money market funds were directly affected by a myriad of issues, including the expiration of the U.S.
     Federal Reserve Board's quantitative easing program, the U.S. debt ceiling crisis, continued concern regarding European banks and sovereign states, and the launch of "Operation Twist," which is intended to put downward pressure on longer-term interest rates. The flight to quality continued throughout the period, as evidenced by further compression of three-month U.S. Treasury bill yields, which averaged 0.027%, with a low of negative -0.008% and a high of 0.09%. The high was directly related to the
     U.S. debt ceiling crisis. The three-month U.S. London Interbank Offered Rate (LIBOR) climbed from 0.30% at the start of the period, to close out the third quarter of 2011 at 0.37%. This was indicative of the broader credit markets, as spread products
     - particularly bank and finance paper - saw the cost of issuing their debt rise to record levels. The market experienced a tiered effect of credits reminiscent of 2008 and 2009, where select names were being shut out of the funding markets.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund remained highly liquid throughout the period and avoided the stressed European banks. While overall issuance of commercial paper decreased, the Fund's ability to diversify into certificates of deposit and short-dated corporate notes benefited the Fund's performance. The Fund's allocation to U.S. agency discount notes increased over the period, as the Fund diversified away from maturing European bank credits into more liquid government discount notes.

Q.   How did portfolio composition affect Fund performance?

A.   Given the increased market volatility during the period, the Fund's emphasis remained on safety and liquidity with an increased allocation to U.S. agency discount notes.

Q.   What is the investment outlook for the short-term fixed-income market?

A.   Dwight Asset Management Company LLC ("Dwight"), the Fund's sub-adviser, notes that concerns in Europe will keep pressure on the three-month U.S. LIBOR and the funding levels of certain European banks. Large money market funds will likely be forced to buy
     U.S. agency discount notes or Treasury bills due to the decrease in the level of high-quality commercial paper outstanding. The ongoing communication regarding future regulatory changes to both the money market fund industry and repurchase agreements is expected to present new challenges to money market fund managers.

                                                                                                                  Cash Reserves Fund

                                                                 61

OLD MUTUAL CASH RESERVES FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2011
____________________________________________________________________________________________________________________________________

                                                                             Annualized   Annualized    Annualized
                                    Inception   7-Day     6 Month   1 Year     5 Year       10 Year     Inception
                                      Date      yield     Return    Return     Return       Return       to Date
____________________________________________________________________________________________________________________________________

Class Z                             04/04/95    0.00%      0.00%    0.00%      1.61%         1.61%        2.94%
Class A                             06/04/07    0.00%      0.00%    0.00%       n/a           n/a         1.01%
Institutional Class                 06/04/07    0.00%      0.01%    0.04%       n/a           n/a         1.16%
Lipper Money Market Funds Average   03/31/95     n/a       0.01%    0.02%      1.59%         1.60%        2.98%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Old Mutual Capital has voluntarily agreed to reimburse expenses to the extent necessary to maintain a minimum yield of 0.00% for each share class. The agreement to reimburse expenses is voluntary and may be modified or discontinued by Old Mutual Capital at any time. Absent this voluntary expense reimbursement, the Fund's return would have been lower. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectuses) are 0.86%
and 0.30%; 2.70% and 0.55%; 0.42% and 0.20%, respectively.

Return on a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Cash Reserves Fund, Class Z	Lipper Money Market Funds Average
1 year return	0.00%	0.02%

Past performance is not a guarantee of future results. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares. An investment in the Fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the Fund.

Asset Class Weightings as of September 30, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Certificates of Deposit	15.2%
Commercial Paper	42.4%
Corporate Bonds	1.2%
Repurchase Agreement	23.3%
U.S. Government Agency Obligations	17.9%

                                                                 62

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                          Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - 1.2%                                                      Financial Company Commercial Paper - continued
Bank of Montreal                                                           Rabobank USA Financial
   0.326%, 10/27/11 (E)                $     1,700      $     1,700           0.240%, 11/14/11                    $        900     $       900
                                                        _____________      RBS Finance
                                                                              0.250%, 10/24/11                           3,000           2,999
Total Corporate Bond (Cost $1,700)                            1,700        Skandinaviska Enskilda Banken 144A,
_____________________________________________________________________         0.220%, 10/21/11                           1,000           1,000
                                                                           Swedbank
Commercial Paper (F) - 42.4%                                                  0.290%, 11/02/11                           3,000           2,999
                                                                              0.200%, 10/17/11                           1,000           1,000
Asset-Backed Commercial Paper - 11.0%                                      UBS Finance
Chariot Funding 144A,                                                         0.135%, 10/20/11                           3,000           3,000
   0.170%, 11/10/11                           1,000           1,000        Westpac Banking 144A,
Kells Funding                                                                 0.270%, 11/04/11                             750             750
   0.320%, 10/31/11                           3,000           2,999                                                                _____________
Nieuw Amsterdam Receivables 144A,
   0.300%, 11/02/11                           3,000           2,999        Total Financial Company Commercial Paper                     42,638
   0.210%, 10/20/11                           1,000           1,000        _____________________________________________________________________
Old Line Funding 144A,
   0.100%, 10/17/11                           1,250           1,250        Other Commercial Paper - 0.6%
Sheffield Receivables 144A,                                                Caisse d' Amortissement de la
   0.180%, 10/25/11                           3,000           3,000           Dette Sociale 144A,
Thames Asset Global                                                           0.250%, 10/14/11                             900             900
   Securitization No 1 144A,                                                                                                       _____________
   0.280%, 10/25/11                           3,000           2,999
                                                        _____________      Total Other Commercial Paper                                    900
                                                                                                                                   _____________
Total Asset-Backed Commercial Paper                          15,247
_____________________________________________________________________      Total Commercial Paper (Cost $58,785)                        58,785
                                                                           _____________________________________________________________________
Financial Company Commercial Paper - 30.8%
ANZ National Int'l 144A,                                                   Certificates of Deposit - 15.1%
   0.290%, 10/17/11                              800            800        Bank of Tokyo-Mitsubishi
Bank of Nova Scotia New York                                                  0.250%, 10/26/11                           3,500           3,500
   0.150%, 10/26/11                            3,500          3,500        National Australia Bank
Barclays US Funding                                                           0.280%, 12/02/11                           2,000           2,000
   0.130%, 10/13/11                            3,000          3,000        Rabobank Nederland
BNZ International Funding 144A,                                               0.270%, 10/21/11                           1,000           1,000
   0.170%, 10/12/11                            2,020          2,020           0.270%, 11/07/11                           2,000           2,001
Credit Suisse                                                              Skandinaviska Enskilda Banken
   0.240%, 11/16/11                            1,000          1,000           0.250%, 10/13/11                           3,000           3,001
   0.160%, 10/04/11                            3,000          3,000        Sumitomo Mitsui Bank 144A,
General Electric                                                              0.270%, 10/12/11                           3,500           3,500
   0.080%, 11/22/11                            3,000          3,000        Svenska Handelsbanken
ING US Funding                                                                0.310%, 12/02/11                           3,000           3,000
   0.330%, 11/14/11                            1,000            999        Toronto Dominion Bank
   0.180%, 10/06/11                            3,000          3,000           0.180%, 11/15/11                           3,000           3,000
JPMorgan Chase                                                                                                                     _____________
   0.250%, 10/11/11                              768            768
   0.120%, 10/03/11                              355            355        Total Certificates of Deposit (Cost $21,002)                 21,002
   0.120%, 10/05/11                              378            378        _____________________________________________________________________
   0.120%, 10/12/11                              122            122
   0.050%, 11/14/11                            1,000          1,000        U.S. Government Agency Obligations - 17.8%
Lloyds TSB Bank                                                            FFCB
   0.245%, 11/28/11                              300            300           0.040%, 12/08/11                           1,556           1,556
   0.170%, 10/17/11                            3,000          2,999        FHLB
Nordea North America                                                          0.020%, 11/15/11                           1,000           1,000
   0.260%, 11/07/11                              750            749           0.020%, 12/21/11                           7,500           7,499
   0.190%, 10/19/11                            2,000          2,000           0.010%, 01/13/12                          10,175          10,175
   0.120%, 10/05/11                            1,000          1,000        FNMA
_____________________________________________________________________         0.020%, 10/04/11                           4,500           4,500
                                                                                                                                   _____________

                                                                           Total U.S. Government Agency
                                                                              Obligations (Cost $24,730)                                24,730
                                                                           _____________________________________________________________________

                                                                 63

OLD MUTUAL CASH RESERVES FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      Other Information:

                                          Face                             The Fund utilizes various inputs in determining the value of its
Description                            Amount (000)     Value (000)        investments as of the reporting period end. These inputs are
_____________________________________________________________________      summarized in three broad levels as follows:

Repurchase Agreements (G) - 23.3%                                          Level 1 - quoted prices in active markets for identical securities
Merrill Lynch Pierce Fenner & Smith
   Agency Backed Repurchase                                                Level 2 - other significant observable inputs (including quoted
   Agreement 0.010%, dated 09/30/11,                                       prices for similar securities, interest rates, prepayment speeds,
   to be repurchased on 10/03/11,                                          credit risk, etc.)
   repurchase price $12,250,010
   (collateralized by U.S. Government                                      Level 3 - significant unobservable inputs (including the Fund's own
   Obligations valued at $8,961,000,                                       assumption in determining the fair value of investments)
   5.000%, 5/15/2037, total market
   value $12,327,020)                       $ 12,250      $  12,250
Barclays US Funding Agency Backed                                          The inputs or methodology used for valuing securities are not
   Repurchase Agreement 0.050%,                                            necessarily an indication of the risk associated with investing
   dated 09/30/11, to be repurchased                                       in those securities. A summary of the inputs used as of
   on 10/03/11, repurchase price                                           September 30, 2011 in valuing the Fund's net assets were as
   $10,000,042 (collateralized by U.S.                                     follows (000):
   Government Obligations valued at
   $6,769,700, 6.375%, 08/15/2027,                                                 Description         Level 1    Level 2    Level 3    Total
   total market value $10,146,088)            10,000         10,000        _____________________________________________________________________
Royal Bank of Canada Backed
   Repurchase Agreement 0.030%,                                            Investments
   dated 09/30/11, to be repurchased                                          Corporate Bond             $-      $  1,700       $-     $  1,700
   on 10/03/11, repurchase price                                              Commercial Paper            -        58,785        -       58,785
   $10,000,025 (collateralized by U.S.                                        Certificates of Deposit     -        21,002        -       21,002
   Government Obligations valued at                                           U.S. Government
   $10,355,166, 3.278%, 04/01/2041,                                              Agency Obligations       -        24,730        -       24,730
   total market value $10,174,202)            10,000         10,000           Repurchase Agreements       -        32,250        -       32,250
                                                        _____________      _____________________________________________________________________

Total Repurchase Agreements (Cost $32,250)                   32,250        Total Investments             $-      $138,467       $-     $138,467
_____________________________________________________________________      _____________________________________________________________________

Total Investments - 99.8% (Cost $138,467)                   138,467        Refer to the "Security Valuation" section of Note 2 for further
_____________________________________________________________________      information.

Other Assets and Liabilities, Net - 0.2%                        231
_____________________________________________________________________

Total Net Assets - 100.0%                                 $ 138,698
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 87.

The accompanying notes are an integral part of the financial statements.

                                                                 64

OLD MUTUAL DWIGHT HIGH YIELD FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the six-month period ended September 30, 2011, the Old Mutual Dwight High Yield Fund outperformed its benchmark, the
     Barclays Capital U.S. Corporate High-Yield Bond Index. The Fund's Institutional Class shares posted a -4.90% return versus a
     -5.08% return for the Index.

o    The six-month period was punctuated by the return of market anxiety related to the viability of the European Union in its present form.

o    The heightened sense of risk aversion led to significant mutual fund outflows from the high-yield securities market.

o    The Fund's holdings were leveraged to a stable to improving economy and several of the more cyclical industrial names declined more than the Index.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2011, the Old Mutual Dwight High Yield Fund outperformed its benchmark, the
     Barclays Capital U.S. Corporate High-Yield Bond Index (the "Index"). The Fund's Institutional Class shares posted a -4.90%
     return versus a -5.08% return for the Index.

Q.   What investment environment did the Fund face during the past period?

A.   The six-month period was punctuated by the return of market anxiety related to the viability of the European Union in its present form. Specifically, fears of a Greek default, continued low growth in the southern European periphery, and heightened costs for European sovereign states to refinance outstanding debt led to a general de-risking of fixed-income and equity portfolios. In addition, lower-than-expected growth in the second quarter of 2011, budgetary wrangling in Washington, and the subsequent downgrade of the U.S.'s credit rating by S&P further eroded investor optimism. As a result, high-yield securities suffered through some of their worst performance since the financial crisis of 2008.

Q.   Which market factors influenced the Fund's relative performance?

A.   The heightened sense of risk aversion led to significant mutual fund outflows from the high-yield securities market.
     Economically sensitive sectors, as well as the lowest credit tiers, were hardest hit. Investor outflows, coupled with extremely tight liquidity conditions, led to a significant re-pricing of the market.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund's holdings were leveraged to a stable to improving economy and, given concerns about prospective economic growth, several of the more cyclical industrial names declined more than the Index. This was somewhat offset by the continued
     underweight in triple-C-rated securities, which was the worst performing ratings category for the period.

                                                                                                              Dwight High Yield Fund

                                                                 65

OLD MUTUAL DWIGHT HIGH YIELD FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Top Ten Holdings
as of September 30, 2011*

Phillips-Van Heusen
7.375%, 05/15/20                                                             2.4%
___________________________________________________________________________________

Accuride
9.500%, 08/01/18                                                             2.2%
___________________________________________________________________________________

CommScope 144A,
8.250%, 01/15/19                                                             2.2%
___________________________________________________________________________________

Thompson Creek Metals 144A,
7.375%, 06/01/18                                                             2.1%
___________________________________________________________________________________

Huntington Ingalls
Industries 144A,
7.125%, 03/15/21                                                             2.1%
___________________________________________________________________________________

International Lease Finance
6.250%, 05/15/19                                                             2.0%
___________________________________________________________________________________

Maxim Crane Works 144A,
12.250%, 04/15/15                                                            2.0%
___________________________________________________________________________________

Manitowoc
9.500%, 02/15/18                                                             1.9%
___________________________________________________________________________________

Clear Channel Worldwide
Holdings, Ser B
9.250%, 12/15/17                                                             1.9%
___________________________________________________________________________________

Midwest Vanadium 144A,
11.500%, 02/15/18                                                            1.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                            20.7%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund

Q.   What is the investment outlook for the high-yield fixed-income market?

A.   While Dwight Asset Management Company LLC, ("Dwight"), the Fund's sub-adviser, remains cautious about the economy going forward, it does not believe there will be a severe economic contraction, and the high-yield securities market will therefore not experience a significant uptick in defaults. The market has priced in a substantial increase in defaults, and if this does not materialize the market should see an adjustment in spreads to reflect the current benign default rate.

Dwight High Yield Fund

                                                                 66

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2011

____________________________________________________________________________________________________________________________________

                                                                                                              Annualized
                                                                Inception        6 Month        1 Year        Inception
                                                                   Date          Return         Return         to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                             11/19/07         (4.90)%        2.97%           12.04%
Barclays Capital U.S. Corporate High-Yield Bond Index           11/19/07         (5.08)%        1.78%            7.83%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Institutional Class shares (as reported in the July 26, 2011 prospectus) are 1.22% and 0.81%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight High Yield Fund, Institutional Class	Barclays Capital U.S. Corporate High-Yield Bond Index
11/19/07	10,000	10,000
03/31/08	9,673	9,788
03/31/09	8,921	7,898
03/31/10	14,212	12,335
03/31/11	16,316	14,100
09/30/11	15,516	13,384

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	0.3%
Cash Equivalents	2.8%
Corporate Bonds	95.2%
Term Loan	1.7%

                                                                 67

OLD MUTUAL DWIGHT HIGH YIELD FUND - continued

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                          Face             Value                                                     Face             Value
Description                            Amount (000)        (000)           Description                            Amount (000)        (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - 92.9%                                                    Consumer, Cyclical - continued
                                                                           Equinox Holdings 144A,
Basic Materials - 13.1%                                                       9.500%, 02/01/16                    $        110     $       110
Appleton Papers 144A,                                                      Fiesta Restaurant Group 144A,
   10.500%, 06/15/15                   $        100     $        98           8.875%, 08/15/16                             100              97
FMG Resources 144A,                                                        Goodyear Tire & Rubber
   7.000%, 11/01/15                              40              37           10.500%, 05/15/16                            133             144
JMC Steel Group 144A,                                                      HOA Restaurant Group 144A,
   8.250%, 03/15/18                             125             117           11.250%, 04/01/17                             95              87
Kraton Polymers                                                            Interface
   6.750%, 03/01/19                              95              85           7.625%, 12/01/18                               7               7
Midwest Vanadium 144A,                                                     Jaguar Land Rover 144A,
   11.500%, 02/15/18                            200             158           8.125%, 05/15/21                             100              88
Nexeo Solutions 144A,                                                      Landry's Restaurants
   8.375%, 03/01/18                              80              79           11.625%, 12/01/15                            145             146
Novelis                                                                    Marfrig Overseas 144A,
   8.750%, 12/15/20                             110             108           9.500%, 05/04/20                             125              80
PE Paper Escrow 144A,                                                      Mashantucket Western
   12.000%, 08/01/14                            150             157           Pequot Tribe 144A,
Rain Carbon India Limited 144A,                                               8.500%, 11/15/15 (I)                         700              38
   8.000%, 12/01/18                              95              94        Navistar International
Thompson Creek Metals 144A,                                                   8.250%, 11/01/21                             110             113
   7.375%, 06/01/18                             200             180        NCL
Vulcan Materials                                                              11.750%, 11/15/16                            112             126
   7.500%, 06/15/21                              39              36        OSI Restaurant Partners
                                                        _____________         10.000%, 06/15/15                             90              90
                                                                           Phillips-Van Heusen
Total Basic Materials                                         1,149           7.375%, 05/15/20                             200             209
_____________________________________________________________________      Shea Homes 144A,
                                                                              8.625%, 05/15/19                             190             156
Communications - 9.6%                                                      Sugarhouse HSP
Brightstar 144A,                                                              Gaming Prop Mezz 144A,
   9.500%, 12/01/16                             134             137           8.625%, 04/15/16                             125             123
CCO Holdings                                                               Tower Automotive Holdings USA/TA
   6.500%, 04/30/21                              20              19           Holdings Finance, 144A
Clear Channel Worldwide                                                       10.625%, 09/01/17                             61              60
   Holdings, Ser B                                                         United Airlines
   9.250%, 12/15/17                             160             164           12.750%, 07/15/12                             45              47
CommScope 144A,                                                                                                                    _____________
   8.250%, 01/15/19                             188             183
EH Holding 144A,                                                            Total Consumer, Cyclical                                     2,133
   6.500%, 06/15/19                             100              96        _____________________________________________________________________
Frontier Communications
   8.500%, 04/15/20                             103             100        Consumer, Non-cyclical - 9.8%
Goodman Networks 144A,                                                     Alliance One International
   12.125%, 07/01/18                            150             140           10.000%, 07/15/16                            150             124
                                                        _____________      American Rock Salt 144A,
                                                                              8.250%, 05/01/18                             150             131
Total Communications                                            839        Bi-Lo 144A,
_____________________________________________________________________         9.250%, 02/15/19                             150             145
                                                                           Brickman Group Holdings 144A,
Consumer, Cyclical - 24.4%                                                    9.125%, 11/01/18                             125             109
Accuride                                                                   PHH
   9.500%, 08/01/18                             200             184          9.250%, 03/01/16                               39              40
American Axle & Manufacturing                                              Sheridan Group
   Holdings 144A,                                                             12.500%, 04/15/14                            150             129
   9.250%, 01/15/17                              16              17        STHI Holdings 144A,
Bon-Ton Department Stores                                                     8.000%, 03/15/18                             100              97
   10.250%, 03/15/14                            104              83        _____________________________________________________________________
DriveTime Automotive
   Group & DT Acceptance
   12.625%, 06/15/17                            120             128
_____________________________________________________________________

                                                                 68

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                          Face              Value                                                    Face Amount       Value
Description                            Amount (000)         (000)          Description                              (000)/Shares       (000)
_____________________________________________________________________      _____________________________________________________________________

Consumer, Cyclical - continued                                             Industrial - continued
YCC Holdings                                                               Dematic 144A,
   10.250%, 02/15/16                   $         95     $       81            8.750%, 05/01/16                        $      90     $       84
                                                        _____________      FGI Operating
                                                                              10.250%, 08/01/15                             136            141
Total Consumer, Non-cyclical                                    856        Huntington Ingalls Industries 144A,
_____________________________________________________________________         7.125%, 03/15/21                              192            178
                                                                           Kratos Defense & Security Solutions
Diversified - 1.0%                                                            10.000%, 06/01/17                             151            150
FCC Holdings 144A,                                                         Manitowoc
   12.000%, 12/15/15                            100              90           9.500%, 02/15/18                              170            166
                                                        _____________      Maxim Crane Works 144A,
                                                                              12.250%, 04/15/15                             200            172
Total Diversified                                                90        Polypore International
_____________________________________________________________________         7.500%, 11/15/17                              100            100
                                                                           Quality Distribution
Energy - 8.3%                                                                 9.875%, 11/01/18                              100             97
Basic Energy Services 144A,                                                Tempel Steel 144A,
   7.750%, 02/15/19                              40              38           12.000%, 08/15/16                              48             46
Carrizo Oil & Gas                                                          United Maritime Group Finance
   8.625%, 10/15/18                             100              98           11.750%, 06/15/15                             100            101
Citgo Petroleum 144A,                                                                                                              _____________
   11.500%, 07/01/17                            134             151
Cloud Peak Energy Resources/Cloud                                          Total Industrial                                              1,769
   Peak Energy Finance                                                     _____________________________________________________________________
   8.500%, 12/15/19                             110             114
Headwaters                                                                 Utilities - 0.4%
   7.625%, 04/01/19                              95              73        AES 144A,
Precision Drilling 144A,                                                      7.375%, 07/01/21                               40             38
   6.500%, 12/15/21                             100              98                                                                _____________
RDS Ultra-Deepwater 144A,
   11.875%, 03/15/17                            150             157        Total Utilities                                                  38
                                                        _____________                                                              _____________

Total Energy                                                    729        Total Corporate Bonds (Cost $9,145)                           8,133
_____________________________________________________________________      _____________________________________________________________________

Financial - 6.1%                                                           Term Loan - 1.6%
Aircastle                                                                  Roundy Supermarket
   9.750%, 08/01/18                              99             102           10.000%, 04/16/16                             150            145
E*Trade Financial                                                                                                                  _____________
   6.750%, 06/01/16                             100             100
International Lease Finance                                                Total Term Loan (Cost $148)                                     145
   6.250%, 05/15/19                             200             174        _____________________________________________________________________
Omega Healthcare Investors
   6.750%, 10/15/22                             161             154        Asset-Backed Security - 0.3%
                                                        _____________      Countrywide Asset-Backed
                                                                              Certificates, Ser 2003-2, Cl M2
Total Financial                                                 530           2.710%, 03/26/33 (D)                          245             25
_____________________________________________________________________                                                              _____________

Industrial - 20.2%                                                         Total Asset-Backed Security (Cost $240)                          25
AMGH Merger Sub 144A,                                                      _____________________________________________________________________
   9.250%, 11/01/18                              37              37
Associated Materials                                                       Affiliated Mutual Fund - 2.8%
   9.125%, 11/01/17                              94              76        Old Mutual Cash Reserves Fund,
Briggs & Stratton                                                             Institutional Class, 0.00% (A)            240,720            241
   6.875%, 12/15/20                              75              76                                                                _____________
Cleaver-Brooks 144A,
   12.250%, 05/01/16                            114             109        Total Affiliated Mutual Fund (Cost $241)                        241
CMA CGM 144A,                                                              _____________________________________________________________________
   8.500%, 04/15/17                             130              53
Columbus McKinnon                                                          Total Investments - 97.6% (Cost $9,774)                       8,544
   7.875%, 02/01/19                             112             109        _____________________________________________________________________
Con-way
   7.250%, 01/15/18                              66              74        Other Assets and Liabilities, Net - 2.4%                        214
_____________________________________________________________________      _____________________________________________________________________

                                                                           Total Net Assets - 100.0%                                  $  8,758
                                                                           _____________________________________________________________________

                                                                           For descriptions of abbreviations and footnotes, please refer to page 87.

                                                                 69

OLD MUTUAL DWIGHT HIGH YIELD FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2011 in valuing the Fund's net assets were as follows (000):

                            Description                                    Level 1         Level 2          Level 3          Total
____________________________________________________________________________________________________________________________________

Investments
   Corporate Bonds                                                         $     -         $ 8,133             $-            $8,133
   Term Loan                                                                     -             145              -               145
   Asset-Backed Security                                                         -              25              -                25
   Affiliated Mutual Fund                                                      241               -              -               241
____________________________________________________________________________________________________________________________________

Total Investments                                                          $   241         $ 8,303             $-            $8,544
____________________________________________________________________________________________________________________________________

Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional- size trading units of debt securities, without exclusive reliance upon exchange or over- the-counter prices. These debt securities are classified as Level 2. The Fund did not have significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 70

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the six-month period ended September 30, 2011, the Old Mutual Dwight Intermediate Fixed Income Fund underperformed its benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index. The Fund's Class Z shares posted a 3.47% return versus a 4.51% return for the Index.

o    The rush to quality characteristics during the last six months caused yields on Treasury securities to fall relative to yields of other sectors in the fixed-income securities market.

o    The Fund maintained significant overweight positions to all of the non-Treasury sectors throughout the period. This proved mildly disadvantageous to the Fund's performance relative to the Index.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2011, the Old Mutual Dwight Intermediate Fixed Income Fund (the "Fund")
     underperformed its benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index (the "Index"). The Fund's Class Z
     shares posted a 3.47% return versus a 4.51% return for the Index. Performance for all share classes can be found on page 72.

Q.   What investment environment did the Fund face during the past period?

A.   Intermediate-term Treasury yields fell to record-low levels over the course of the six-month period. The yield on the five-year
     Treasury note, for example, fell more than 100 basis points and ended the period at a level of 95 basis points. Treasury yields fell as the pace of economic activity failed to alleviate policymakers' concerns as to the economy's sustainability. In addition, concerns over sovereign credit in the Eurozone were reignited. As a result, the attention of market participants was focused on the possibility of renewed efforts on the part of the U.S. Federal Reserve Board (the "Fed") to spur growth through additional outright purchases of Treasury securities for the Fed's investment account. Against this backdrop, yield declines on non-Treasury short-term securities failed to keep pace, thus mildly disadvantaging the Fund due to its overweight exposure to the non-Treasury sectors of the market.

Q.   Which market factors influenced the Fund's relative performance?

A.   The rush to quality characteristics during the last six months caused yields on Treasury securities to fall relative to yields of other sectors in the fixed-income securities market. This slightly disadvantaged the performance of the Fund relative to its all-Treasury benchmark.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund maintained significant overweight positions to all of the non-Treasury sectors throughout the period. This proved mildly disadvantageous to the Fund's performance relative to the Index by virtue of the modest widening of yield spreads on all the non-Treasury short-term sectors.

                                                                                               Dwight Intermediate Fixed Income Fund

                                                                 71

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Top Ten Holdings
as of September 30, 2011*
___________________________________________________________________________________

U.S. Treasury Notes
1.000%, 09/30/16                                                            5.3%
___________________________________________________________________________________

U.S. Treasury Notes
0.375%, 07/31/13                                                            3.5%
___________________________________________________________________________________

FNMA
3.000%, 12/31/25 TBA                                                        3.4%
___________________________________________________________________________________

U.S. Treasury Bills
0.050%, 03/29/12                                                            3.1%
___________________________________________________________________________________

FHLMC Gold
5.000%, 05/01/40 TBA                                                        2.0%
___________________________________________________________________________________

U.S. Treasury Notes
2.125%, 08/15/21                                                            2.0%
___________________________________________________________________________________

FNMA
4.500%, 04/01/39 TBA                                                        1.9%
___________________________________________________________________________________

FNMA
6.000%, 03/01/38                                                            1.8%
___________________________________________________________________________________

GNMA
4.500%, 11/20/40 TBA                                                        1.8%
___________________________________________________________________________________

FNMA
4.000%, 11/25/40 TBA                                                        1.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           26.5%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund

Q.   What is the investment outlook for the fixed-income market?

A.   Dwight Asset Management Company LLC ("Dwight"), the Fund's sub-adviser, believes the economy will continue on the path of modest growth through the remainder of the calendar year, with the lingering possibility of a recession in the first half of
     2012. Nonetheless, in this environment Dwight continues to believe that overweight positions to non-Treasury sectors of the fixed-income market will again be rewarded. Mindful of the likelihood of an economic slowdown, however, the Fund intends to maintain a slightly higher sensitivity to the effects of changes in interest rates than that of the Index. This should provide the Fund with some insulation from the possibility of heightened inflation expectations.

Dwight Intermediate Fixed Income Fund

                                                                 72

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2011
____________________________________________________________________________________________________________________________________

                                                                                                Annualized        Annualized
                                                    Inception       6 Month      1 Year           5 Year          Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                              07/31/03        3.47%        4.06%            6.05%            5.65%
Class A with load                                    07/31/03      (1.55)%      (1.18)%            4.80%            4.78%
Class A without load                                 07/31/03        3.33%        3.79%            5.82%            5.41%
Class C with load                                    07/31/03        1.95%        2.05%            5.01%            4.61%
Class C without load                                 07/31/03        2.95%        3.01%            5.01%            4.61%
Institutional Class                                  12/20/06 (1)    3.40%        4.13%             n/a             6.23%
Barclays Capital U.S. Intermediate Aggregate
   Bond Index                                        07/31/03        4.51%        4.22%            6.16%            5.25%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 4.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense
(reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 26, 2011 prospectus) are 0.92% and 0.61%; 1.08% and 0.86%; 1.90% and 1.61%; and 0.73% and 0.53%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight Intermediate Fixed Income Fund, Class Z	Barclays Capital U.S. Intermediate Aggregate Bond Index
7/31/03	10,000	10,000
3/31/04	10,619	10,542
3/31/05	11,013	10,635
3/31/06	11,311	10,881
3/31/07	11,988	11,588
3/31/08	12,652	12,496
3/31/09	13,155	12,919
3/31/10	14,420	13,876
3/31/11	15,141	14,537
9/30/11	15,666	15,193

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2003 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	15.8%
Corporate Bonds	18.9%
U.S. Treasury Obligation	16.1%
U.S. Government Agency Obligation	26.8%
Mortgage Related	12.4%
Asset-Backed Securities	7.2%
Municipal Bonds	2.8%

                                                                 73

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - 22.3%                                                    Consumer, Cyclical - continued
                                                                           BorgWarner
Basic Materials - 2.8%                                                        4.625%, 09/15/20                    $         29     $        31
Appleton Papers 144A,                                                      Daimler Finance
   10.500%, 06/15/15                   $        260     $       255           North America 144A,
Arcelormittal                                                                 2.625%, 09/15/16                             200             195
   6.125%, 06/01/18                             235             227        Delta Air Lines, Ser A
Freeport-McMoRan Copper & Gold                                                5.300%, 04/15/19                             134             131
   8.375%, 04/01/17                             109             117        Gap
Midwest Vanadium 144A,                                                        5.950%, 04/12/21                             240             226
   11.500%, 02/15/18 (C)                        429             339        Goodyear Tire & Rubber
Novelis                                                                       10.500%, 05/15/16 (C)                        189             205
   8.750%, 12/15/20                             142             139        Interface
Rain Carbon India Limited 144A,                                               7.625%, 12/01/18                              60              60
   8.000%, 12/01/18                             110             109        International Game Technology
Southern Copper                                                               5.500%, 06/15/20                              70              75
   5.375%, 04/16/20                             226             231        Ltd Brands
Teck Resources                                                                8.500%, 06/15/19                             220             249
   10.250%, 05/15/16                             15              18        Navistar International
   9.750%, 05/15/14                              19              22           8.250%, 11/01/21                             178             183
   3.850%, 08/15/17                             155             163        United Airlines
Vale Overseas                                                                 12.750%, 07/15/12                            200             209
   5.625%, 09/15/19                              62              65        Whirlpool, MTN
Xstrata Finance Canada 144A,                                                  8.600%, 05/01/14                              50              57
   5.800%, 11/15/16                             280             308                                                                _____________
                                                        _____________
                                                                           Total Consumer, Cyclical                                      1,891
Total Basic Materials                                         1,993        _____________________________________________________________________
_____________________________________________________________________
                                                                           Consumer, Non-cyclical - 1.8%
Communications - 2.3%                                                      Amgen
America Movil SAB de CV                                                       4.100%, 06/15/21                             220             237
   3.625%, 03/30/15                             250             259        Anheuser-Busch InBev Worldwide
   2.375%, 09/08/16                             120             116           3.000%, 10/15/12                             160             163
AT&T                                                                       Bi-Lo 144A,
   2.400%, 08/15/16                              45              45           9.250%, 02/15/19                              90              87
Brightstar 144A,                                                           Corn Products International
   9.500%, 12/01/16                              99             101           4.625%, 11/01/20                              88              93
CenturyLink                                                                Covidien International Finance
   5.150%, 06/15/17                             325             305           2.800%, 06/15/15                             201             208
Goodman Networks 144A,                                                     Safeway
   12.125%, 07/01/18                            221             207           6.350%, 08/15/17                             307             355
Omnicom Group                                                              Western Union
   4.450%, 08/15/20                             150             151           5.253%, 04/01/20                              94             105
Qwest Communications International                                                                                                 _____________
   8.000%, 10/01/15                              96             100
Telefonica Emisiones                                                       Total Consumer, Non-Cyclical                                  1,248
   3.992%, 02/16/16                             199             189        _____________________________________________________________________
Vodafone Group
   2.875%, 03/16/16                             180             184        Diversified - 0.2%
                                                        _____________      FCC Holdings 144A,
                                                                              12.000%, 12/15/15                             48              43
Total Communications                                          1,657        Hutchison Whampoa
_____________________________________________________________________         International 144A,
                                                                              5.750%, 09/11/19                              80              86
Consumer, Cyclical - 2.7%                                                                                                          _____________
American Axle &
   Manufacturing Holdings 144A,                                           Total Diversified                                                129
   9.250%, 01/15/17                              91              95       ______________________________________________________________________
Autozone
   4.000%, 11/15/20                             175             175
_____________________________________________________________________

                                                                 74

SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Energy - 2.3%                                                              Financial - continued
Denbury Resources                                                          Protective Life
   9.750%, 03/01/16                    $         90     $        97           7.375%, 10/15/19                    $        192     $       210
Devon Energy                                                               Prudential Financial, MTN
   4.000%, 07/15/21                             155             162           4.500%, 11/15/20                             175             174
Enbridge Energy Partners                                                   Royal Bank of Scotland
   9.875%, 03/01/19                             229             304           4.875%, 03/16/15                             107             105
Nabors Industries                                                          Santander Holdings USA
   5.000%, 09/15/20                             215             219           4.625%, 04/19/16                             170             164
Oneok Partners                                                             Simon Property Group
   3.250%, 02/01/16                             145             147           5.650%, 02/01/20                             179             196
Shell International                                                        SunTrust Bank
   3.100%, 06/28/15                             411             436           7.250%, 03/15/18                             133             155
Tengizchevroil Finance 144A,                                               Toyota Motor Credit, MTN
   6.124%, 11/15/14 (C)                         275             278           2.000%, 09/15/16                             320             319
                                                        _____________      Wells Fargo
                                                                              3.676%, 06/15/16                             255             265
Total Energy                                                  1,643                                                                _____________
_____________________________________________________________________
                                                                           Total Financial                                               5,484
Financial - 7.7%                                                           _____________________________________________________________________
Bank of America
   5.300%, 03/15/17 (C)                         452             408        Industrial - 0.9%
BNP Paribas Home Loan 144A,                                                Arrow Electronics
   2.200%, 11/02/15                             173             168           3.375%, 11/01/15                             188             186
Boeing Capital                                                             Cleaver-Brooks 144A,
   2.125%, 08/15/16                             225             228           12.250%, 05/01/16                             72              69
Capital One Financial                                                      CNH America
   4.750%, 07/15/21                             140             140           7.250%, 01/15/16                              67              69
Citigroup                                                                  Con-way
   4.750%, 05/19/15                             249             255           7.250%, 01/15/18                              25              28
Discover Bank                                                                 6.700%, 05/01/34                             158             154
   7.000%, 04/15/20                             140             148        Ingersoll-Rand Global Holding
ERAC USA Finance 144A,                                                        9.500%, 04/15/14                              95             112
   5.250%, 10/01/20                             162             177                                                                _____________
Fifth Third Bancorp
   3.625%, 01/25/16                             115             117        Total Industrial                                                618
First Horizon National                                                     _____________________________________________________________________
   5.375%, 12/15/15                             182             184
General Electric Capital, MTN                                              Technology - 0.6%
   2.250%, 11/09/15 (C)                         210             208        Hewlett-Packard
General Electric Capital                                                      3.000%, 09/15/16                             220             222
   5.900%, 05/13/14 (C)                         370             405        National Semiconductor
   5.300%, 02/11/21                             110             114           3.950%, 04/15/15                             190             204
Goldman Sachs Group                                                                                                                _____________
   5.950%, 01/18/18                             265             273
International Lease Finance                                                Total Technology                                                426
   6.250%, 05/15/19                             142             123        _____________________________________________________________________
John Deere Capital, MTN
   1.600%, 03/03/14                             100             101        Utilities - 1.0%
JPMorgan Chase                                                             Appalachian Power
   4.400%, 07/22/20                             208             210           4.600%, 03/30/21 (C)                         327             354
Keycorp, MTN                                                               Baltimore Gas & Electric
   5.100%, 03/24/21                             125             126           5.900%, 10/01/16                             226             260
Morgan Stanley                                                             Nextera Energy Capital Holdings
   4.000%, 07/24/15                             230             217           6.000%, 03/01/19                             115             134
PNC Bank                                                                                                                           _____________
   6.000%, 12/07/17                             268             294
_____________________________________________________________________      Total Utilities                                                 748
                                                                                                                                   _____________

                                                                           Total Corporate Bonds
                                                                              (Cost $15,619)                                            15,837
                                                                           _____________________________________________________________________

                                                                 75

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - 31.8%                                 Mortgage Related - 14.7%
FHLB                                                                       Adjustable Rate Mortgage Trust, CMO,
   0.200%, 09/06/12 (C)                $        750     $       749           Ser 2004-4, Cl 3A1
FHLMC Gold                                                                    3.056%, 03/25/35 (E)                $          9     $         8
   5.000%, 05/01/40 TBA                       1,533           1,648        Banc of America Funding, CMO,
   4.500%, 09/01/40 TBA                         478             509           Ser 2003-3, Cl 2A1
   4.000%, 10/15/41 TBA                         300             314           4.750%, 10/25/18                             365             373
   3.500%, 10/15/41 TBA                         290             298        Banc of America Merrill Lynch
FNMA                                                                          Commercial Mortgage, CMBS,
   6.018%, 10/01/36 (C) (D)                      17              18           Ser 2004-5, Cl A4
   6.000%, 01/01/38 (C)                         688             769           4.936%, 11/10/41 (C) (E)                     746             795
   6.000%, 01/01/38 (C)                         396             440        Banc of America Mortgage
   6.000%, 03/01/38 (C)                       1,363           1,524           Securities, CMO,
   6.000%, 06/01/38 (C)                         137             153           Ser 2004-4, Cl 1A8
   5.500%, 06/01/37 TBA                         560             616           4.500%, 05/25/34 (C)                         157             158
   5.500%, 06/01/40 (C)                       1,058           1,149        CFCRE Commercial Mortgage Trust,
   5.000%, 10/25/38 TBA                         270             291           CMBS 144A,
   5.000%, 10/01/40 TBA                         479             516           Ser 2011-C1, Cl A4
   5.000%, 01/01/41 (C)                         987           1,064           4.961%, 04/15/44 (E)                         238             242
   5.000%, 04/01/41 TBA                         596             647        Citigroup Mortgage Loan Trust,
   5.000%, 07/01/41 TBA                         548             593           CMO 144A,
   4.500%, 04/01/39 TBA                       1,469           1,571           Ser 2009-6, Cl 13A1
   4.500%, 03/01/41 (C)                         975           1,054           0.315%, 01/25/37 (C) (D)                     220             217
   4.500%, 05/01/41 TBA                         462             495        Commercial Mortgage Asset Trust, CMBS,
   4.000%, 07/01/26 TBA                         781             825           Ser 1999-C1, Cl C
   4.000%, 11/25/40 TBA                       1,400           1,463           7.350%, 01/17/32 (C) (E)                     209             220
   3.000%, 12/31/25 TBA                       2,820           2,884        Fannie Mae REMICS, CMO,
   1.250%, 09/28/16                              65              65           Ser 2011-28, Cl MA
GNMA                                                                          4.500%, 07/25/38                           1,318           1,400
   4.500%, 11/20/40 TBA                       1,380           1,495        Fannie Mae REMICS, CMO,
   4.000%, 11/20/40 TBA                       1,320           1,407           Ser 2005-103, Cl NC
                                                        _____________         5.500%, 07/25/33                           1,350           1,419
                                                                           Fannie Mae REMICS, CMO,
Total U.S. Government Agency Obligations                                      Ser 2007-78, Cl PB
   (Cost $22,512)                                            22,557           6.000%, 08/25/31 (C)                         166             169
_____________________________________________________________________      Freddie Mac REMICS, CMO,
                                                                              Ser 2003-2644, Cl BC
U.S. Treasury Obligations - 19.1%                                             5.000%, 10/15/31 (C)                         542             565
U.S. Treasury Bills                                                        Freddie Mac REMICS, CMO,
   0.050%, 03/29/12                           2,600           2,599           Ser 2005-2975, Cl PK
   0.186%, 06/28/12                             500             500           5.500%, 09/15/33 (C)                         110             117
   0.095%, 08/23/12                           1,000             999        GMAC Commercial Mortgage
U.S. Treasury Inflation-Indexed Bond (J)                                      Securities, CMBS,
   2.375%, 01/15/25                             260             385           Ser 2003-C2, Cl A1
U.S. Treasury Notes                                                           4.576%, 05/10/40 (C)                         426             436
   2.125%, 08/15/21                           1,607           1,636        JPMorgan Chase Commercial
   1.500%, 08/31/18                              76              76           Mortgage Securities, CMBS,
   1.000%, 09/30/16                           4,438           4,445           Ser 2001-CIB2, Cl D
   0.375%, 07/31/13                           2,912           2,918           6.847%, 04/15/35 (C) (E)                     150             150
                                                        _____________      JPMorgan Chase Commercial
                                                                              Mortgage Securities, CMBS,
Total U.S. Treasury Obligations                                               Ser 2007-CB20, Cl A3
   (Cost $13,447)                                            13,558           5.819%, 02/12/51                             350             368
_____________________________________________________________________      _____________________________________________________________________

                                                                 76

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Automobiles - continued
LB-UBS Commercial                                                          AmeriCredit Automobile
   Mortgage Trust, CMBS,                                                      Receivables Trust,
   Ser 2005-C7, Cl AM                                                         Ser 2011-2, Cl A2
   5.263%, 11/15/40 (C) (E)            $        275     $       277           0.900%, 09/08/14                    $        191     $     191
Mastr Adjustable Rate                                                      AmeriCredit Automobile
   Mortgages Trust, CMO,                                                      Receivables Trust,
   Ser 2004-13, Cl 3A6                                                        Ser 2011-1, Cl A2
   2.721%, 11/21/34 (C) (D)                     539             527           0.840%, 06/09/14 (C)                         499           499
Mastr Alternative Loans Trust, CMO,                                        Ford Credit Floorplan
   Ser 2003-2, Cl 4A1                                                         Master Owner Trust,
   6.500%, 04/25/18 (C)                         154             161           Ser 2011-1, Cl A1
Morgan Stanley Dean                                                           2.120%, 02/15/16 (C)                         420           428
   Witter Capital I, CMBS,                                                 Mercedes-Benz Auto
   Ser 2002-HQ, Cl A3                                                         Receivables Trust,
   6.510%, 04/15/34 (C)                          21              21           Ser 2010-1, Cl A3
Morgan Stanley Dean                                                           1.420%, 08/15/14                             237           239
   Witter Capital I, CMBS,                                                                                                         _____________
   Ser 2002-IQ3, Cl A4
   5.080%, 09/15/37                             107             109        Total Automobiles                                           3,019
PHH Mortgage Capital, CMO,                                                 _____________________________________________________________________
   Ser 2008-CIM2, Cl 5A1
   6.000%, 07/25/38 (C)                         780             799        Credit Cards - 2.9%
Protective Finance, CMBS 144A,                                             Cabela's Master Credit Card Trust 144A,
   Ser 2007-PLA, Cl A1                                                        Ser 2009-1A, Cl A
   5.325%, 03/14/38 (C)                         198             199           2.229%, 03/16/15 (D)                         375           378
Salomon Brothers Mortgage                                                  Capital One Multi-Asset Execution Trust,
   Securities VII, CMO,                                                       Ser 2007-A4, Cl A4
   Ser 2003-NBC1, Cl AV4                                                      0.259%, 03/16/15 (C) (D)                     400           400
   4.638%, 03/25/33 (C) (E)                     170             164        Citibank Omni Master Trust 144A,
Sequoia Mortgage Trust, CMO,                                                  Ser 2009-A8, Cl A8
   Ser 2011-1, Cl A1                                                          2.329%, 05/16/16 (D)                         425           429
   4.125%, 02/25/41 (C) (E)                     377             375        Citibank Omni Master Trust 144A,
Wells Fargo Mortgage Backed                                                   Ser 2009-A12, Cl A12
   Securities Trust, CMO,                                                     3.350%, 08/15/16 (C)                         801           815
   Ser 2004-3, Cl A1                                                                                                               _____________
   4.750%, 04/25/19 (C)                         416             423
Wells Fargo Mortgage Backed                                                Total Credit Cards                                          2,022
   Securities Trust, CMO,                                                  _____________________________________________________________________
   Ser 2003-G, Cl A1
   4.100%, 06/25/33 (C) (D)                     757             743        Home Equity - 0.7%
                                                        _____________      CIT Group Home Equity Loan Trust,
                                                                              Ser 2002-1, Cl AF5
Total Mortgage Related                                                        6.710%, 02/25/33 (C) (H)                       4             2
   (Cost $10,456)                                            10,435        Equivantage Home Equity Loan Trust,
_____________________________________________________________________         Ser 1996-3, Cl A3
                                                                              7.700%, 09/25/27 (C)                           2             2
Asset-Backed Securities - 8.5%                                             FHLMC Structured
                                                                              Pass Through Securities,
Automobiles - 4.2%                                                            Ser T-20, Cl A5
Ally Master Owner Trust 144A,                                                 7.067%, 12/25/29 (C) (H)                     386           425
   Ser 2010-3, Cl A                                                        HSBC Home Equity Loan Trust,
   2.880%, 04/15/15 (C)                         594             609           Ser 2006-2, Cl A1
Ally Master Owner Trust,                                                      0.381%, 03/20/36 (C) (D)                      50            46
   Ser 2011-1, Cl A2                                                       Residential Asset Securities,
   2.150%, 01/15/16 (C)                         640             650           Ser 2001-KS3, Cl AI6
Ally Master Owner Trust,                                                      5.960%, 09/25/31 (C) (E)                      15            14
   Ser 2011-3, Cl A2                                                                                                               _____________
   1.810%, 05/15/16 (C)                         400             403
_____________________________________________________________________      Total Home Equity                                             489
                                                                           _____________________________________________________________________

                                                                 77

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      Other Information:

                                        Face Amount                        The Fund utilizes various inputs in determining the value of its
Description                            (000)/Shares     Value (000)        investments as of the reporting period end. These inputs are
_____________________________________________________________________      summarized in three broad levels as follows:

Other - 0.7%                                                               Level 1 - quoted prices in active markets for identical securities
Oil & Gas Royalty Trust 144A,                                              Level 2 - other significant observable inputs (including quoted
   Ser 2005-1A, Cl A                                                                 prices for similar securities, interest rates, prepayment
   5.090%, 07/28/12 (K)                $         53     $        53                  speeds, credit risk, etc.)
Fannie Mae Whole Loan,                                                     Level 3 - significant unobservable inputs (including the Fund's own
   Ser 2001-W2, Cl AF6                                                               assumption in determining the fair value of investments)
   6.589%, 10/25/31 (C) (H)                     217             239
TXU Electric Delivery Transition Bond,                                     The inputs or methodology used for valuing securities are not
   Ser 2004-1, Cl A2                                                       necessarily an indication of the risk associated with investing in
   4.810%, 11/17/14 (C)                         193             198        those securities. A summary of the inputs used as of September 30,
                                                        _____________      2011 in valuing the Fund's net assets were as follows (000):

Total Other                                                     490                Description         Level 1    Level 2    Level 3    Total
                                                        _____________      _____________________________________________________________________

Total Asset-Backed Securities
   (Cost $5,960)                                              6,020        Investments
_____________________________________________________________________         Corporate Bonds          $     -    $15,837         $-     $15,837
                                                                              U.S. Government
Municipal Bonds - 3.2%                                                           Agency Obligations          -     22,557          -      22,557
Commonwealth of Pennsylvania                                                  U.S. Treasury
   5.850%, 07/15/30                             250             277              Obligations                 -     13,558          -      13,558
Dallas Independent School District                                            Mortgage Related               -     10,435          -      10,435
   6.450%, 02/15/35                             250             297           Asset-Backed Securities        -      6,020          -       6,020
East Bay Municipal Utility District                                           Municipal Bonds                -      2,319          -       2,319
   5.874%, 06/01/40 (C)                         450             557           Affiliated Mutual Fund    13,285          -          -      13,285
Louisiana Local Government                                                 _____________________________________________________________________
   Environmental Facilities &
   Community Development Authority                                         Total Investments           $13,285    $70,726         $-     $84,011
   1.520%, 02/01/18 (C)                         362             366        _____________________________________________________________________
New York City Municipal
   Water Finance Authority                                                 Debt securities (other than short-term obligations), including listed
   6.011%, 06/15/42                             230             293        issues, are valued on the basis of valuations furnished by a pricing
State of Washington                                                        service which utilizes electronic data processing techniques to
   5.140%, 08/01/40                             260             301        determine valuations for normal institutional- size trading units of
Virginia Commonwealth                                                      debt securities, without exclusive reliance upon exchange or over-
   Transportation Board                                                    the-counter prices. These debt securities are classified as Level 2.
   5.350%, 05/15/35                             200             228        The Fund did not have significant transfers between Level 1 and Level
                                                        _____________      2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.
Total Municipal Bonds
   (Cost $2,006)                                              2,319        Following is a reconciliation of Level 3 assets for which significant
_____________________________________________________________________      unobservable inputs were used in determining fair value (000).

Affiliated Mutual Fund - 18.7%                                                                                                     Asset-Backed
Old Mutual Cash Reserves Fund,                                                                                                      Securities
   Institutional Class, 0.00% (A)        13,285,359          13,285        _____________________________________________________________________
                                                        _____________
                                                                           Balance as of March 31, 2011                               $    42
Total Affiliated Mutual Fund (Cost $13,285)                  13,285           Realized gain (loss)                                          -
_____________________________________________________________________         Change in unrealized appreciation (depreciation)              -
                                                                              Accrued discounts/premiums                                    -
Total Investments - 118.3% (Cost $83,285)                    84,011           Purchases                                                     -
_____________________________________________________________________         Sales                                                         -
                                                                              Transfers in and/or out of Level 3                          (42)
Other Assets and Liabilities, Net - (18.3)%                 (13,005)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Balance as of September 30, 2011                           $     -
Total Net Assets - 100.0%                               $    71,006        _____________________________________________________________________
_____________________________________________________________________
                                                                           The information used in the above reconciliation represents fiscal
For descriptions of abbreviations and footnotes, please refer to           year to date activity for any investment in securities identified as
page 87.                                                                   using Level 3 inputs at either the beginning or the end of the current reporting period. Transfers in and/or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the input level occurred from the beginning to the end of the reporting period.

                                                                           Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 78

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the six-month period ended September 30, 2011, the Old Mutual Dwight Short Term Fixed Income Fund underperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index. The Fund's Class Z shares posted a 1.20% return versus a
     1.32% return for the Index.

o    The rush to quality characteristics during the last six months caused yields on Treasury securities to fall relative to yields of other sectors in the fixed-income securities market.

o    The Fund maintained significant overweight positions to all of the non-Treasury sectors of the short-term fixed-income securities market throughout the period. This proved mildly disadvantageous to the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2011, the Old Mutual Dwight Short Term Fixed Income Fund (the "Fund")
     underperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index (the "Index"). The Fund's Class Z shares posted a 1.20% return versus a 1.32% return for the Index. Performance for all share classes can be found on page 80.

Q.   What investment environment did the Fund face during the past period?

A.   Short-term Treasury yields fell to record-low levels over the course of the six-month period. The yield on the two-year
     Treasury note, for example, fell 35 basis points and ended the period at a level of 25 basis points. Treasury yields fell as the pace of economic activity failed to alleviate policymakers' concerns as to the economy's sustainability. In addition, concerns over sovereign credit in the Eurozone were reignited. As a result, the attention of market participants was focused on the possibility of renewed efforts on the part of the U.S. Federal Reserve Board (the "Fed") to spur growth through additional outright purchases of Treasury securities for the Fed's investment account. Against this backdrop, yield declines on non-Treasury short-term securities failed to keep pace, thus mildly disadvantaging the Fund due to its overweight exposure to the non-Treasury sectors of the market.

Q.   Which market factors influenced the Fund's relative performance?

A.   The rush to quality characteristics during the last six months caused yields on Treasury securities to fall relative to yields of other sectors in the fixed-income securities market. This slightly disadvantaged the performance of the Fund relative to its all-Treasury benchmark.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund maintained significant overweight positions to all of the non-Treasury sectors of the short-term fixed-income securities market throughout the period. This proved mildly disadvantageous to the Fund's performance relative to the Index by virtue of the modest widening of yield spreads on all the non-Treasury short-term securities sectors.

                                                                                                 Dwight Short Term Fixed Income Fund

                                                                 79

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Top Ten Holdings
as of September 30, 2011*

U.S. Treasury Notes
1.000%, 09/30/16                                                            3.0%
___________________________________________________________________________________

CDP Financial 144A
3.000%, 11/25/14                                                            2.4%
___________________________________________________________________________________

International Bank for
Reconstruction & Development
0.800%, 7/13/12                                                             2.2%
___________________________________________________________________________________

Yale University, MTN,
2.900%, 10/15/14                                                            2.2%
___________________________________________________________________________________

US Central Federal
Credit Union
1.900%, 10/19/12                                                            2.2%
___________________________________________________________________________________

Citigroup Funding
1.875%, 11/15/12                                                            2.0%
___________________________________________________________________________________

Andrew W Mellon
Foundation
3.950%, 08/01/14                                                            1.7%
___________________________________________________________________________________

Kreditanstalt fuer
Wiederaufbau
3.500%, 03/10/14                                                            1.7%
___________________________________________________________________________________

FHLB
1.750%, 08/22/12                                                            1.6%
___________________________________________________________________________________

FNMA,
3.000%, 12/31/25 TBA                                                        1.6%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           20.6%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund.

Q.   What is the investment outlook for the fixed-income market?

A.   Dwight Asset Management Company LLC ("Dwight"), the Fund's sub-adviser, believes the economy will continue on the path of modest growth through the remainder of the calendar year, with the lingering possibility of a recession in the first half of
     2012. Nonetheless, in this environment Dwight continues to believe that overweight positions to non-Treasury sectors of the fixed-income securities market will again be rewarded. Mindful of the likelihood of an economic slowdown, however, the Fund intends to maintain a slightly higher sensitivity to the effects of changes in interest rates than that of the Index. This should provide the Fund with some insulation from the possibility of heightened inflation expectations.

Dwight Short Term Fixed Income Fund

                                                                 80

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2011
____________________________________________________________________________________________________________________________________

                                                                                           Annualized     Annualized     Annualized
                                                  Inception       6 Month       1 Year       5 Year        10 Year       Inception
                                                    Date           Return       Return       Return        Return         to Date
____________________________________________________________________________________________________________________________________

Class Z                                           08/31/99         1.20%         1.34%        3.51%          3.42%          3.97%
Class A with load                                 07/31/03        (1.96)%       (1.93)%       2.29%           n/a           2.35%
Class A without load                              07/31/03         1.07%         1.08%        3.29%           n/a           2.97%
Class C with load                                 07/31/03        (0.09)%       (0.42)%       2.77%           n/a           2.45%
Class C without load                              07/31/03         0.91%         0.58%        2.77%           n/a           2.45%
Institutional Class                               12/20/06 (1)     1.37%         1.49%         n/a            n/a           3.66%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index   08/31/99         1.32%         1.20%        3.84%          3.31%          4.12%
____________________________________________________________________________________________________________________________________

Past  performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

On October 1, 2004, the Fund's Shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 shown is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 3.00% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense
(reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 26, 2011 prospectus) are 0.67% and 0.71%; 1.07% and 0.96%; 1.55% and 1.46%; and 0.66% and 0.56%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight Short Term Fixed Fund, Class Z	BofA Merrill Lynch 1-3 Year U.S. Treasury Index
3/31/01	10,000	10,000
3/31/02	10,553	10,540
3/31/03	11,015	11,211
3/31/04	11,387	11,470
3/31/05	11,504	11,431
3/31/06	11,819	11,696
3/31/07	12,426	12,283
3/31/08	13,037	13,387
3/31/09	13,226	13,870
3/31/10	13,984	14,065
3/31/11	14,248	14,300
9/30/11	14,418	14,489

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	14.8%
Cash Equivalents	4.6%
Corporate Bonds	35.3%
Mortgage Related	23.5%
Municipal Bonds	1.8%
U.S. Government Agency Obligation	14.5%
U.S. Treasury Obligation	5.5%

                                                                 81

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - 36.7%                                                    Financial - continued
                                                                           Toronto-Dominion Bank 144A,
Consumer, Cyclical - 1.2%                                                     1.625%, 09/14/16                        $  1,300     $     1,296
Daimler Finance                                                            Toyota Motor Credit, MTN
   6.500%, 11/15/13                        $  1,500     $     1,647           2.000%, 09/15/16                             540             538
Target                                                                     US Central Federal Credit Union
   1.125%, 07/18/14                             210             212           1.900%, 10/19/12                           3,300           3,357
                                                        _____________                                                              _____________

Total Consumer, Cyclical                                      1,859        Total Financial                                              31,565
_____________________________________________________________________      _____________________________________________________________________

Consumer, Non-cyclical - 6.3%                                              Government - 3.9%
Andrew W Mellon Foundation                                                 European Investment Bank
   3.950%, 08/01/14                           2,500           2,689           3.000%, 04/08/14                           2,200           2,323
Anheuser-Busch InBev Worldwide                                             International Bank for
   1.500%, 07/14/14                             365             368           Reconstruction & Development
Pfizer                                                                        0.800%, 07/13/12                           3,425           3,438
   4.450%, 03/15/12                           1,800           1,831                                                                _____________
Philip Morris International
   2.500%, 05/16/16                             450             464        Total Government                                              5,761
Safeway                                                                    _____________________________________________________________________
   6.250%, 03/15/14                             260             289
Sanofi - Aventis                                                           Industrial - 0.1%
   1.625%, 03/28/14                             350             356        Ingersoll-Rand Global Holding
Yale University, MTN                                                          9.500%, 04/15/14                             120             142
   2.900%, 10/15/14                           3,212           3,407                                                                _____________
                                                        _____________
                                                                           Total Industrial                                                142
Total Consumer, Non-Cyclical                                  9,404        _____________________________________________________________________
_____________________________________________________________________
                                                                           Technology - 0.6%
Financial - 21.1%                                                          Microsoft
Bank of America                                                               0.875%, 09/27/13                             200             201
   5.375%, 09/11/12                           1,350           1,354        Texas Instruments
Bank of Montreal 144A,                                                        1.375%, 05/15/14                             710             718
   2.850%, 06/09/15                           2,000           2,111                                                                _____________
BNP Paribas Home Loan 144A,
   2.200%, 11/02/15                           1,134           1,102        Total Technology                                                919
CDP Financial 144A,                                                        _____________________________________________________________________
   3.000%, 11/25/14                           3,500           3,658
Citigroup                                                                  Utilities - 3.5%
   2.875%, 12/09/11                           1,100           1,106        Alabama Power, Ser 07-D
Citigroup Funding                                                             4.850%, 12/15/12                           1,800           1,883
   1.875%, 11/15/12                           3,000           3,051        Carolina Power & Light
DNB Nor Boligkreditt 144A,                                                    6.500%, 07/15/12                           1,225           1,279
   2.100%, 10/14/15                           1,000           1,012        Midamerican Energy Holdings
Erac USA Finance 144A,                                                        5.875%, 10/01/12                           1,000           1,048
   2.250%, 01/10/14                           1,200           1,207        Sempra Energy
Goldman Sachs Group                                                           2.000%, 03/15/14                           1,000           1,010
   3.250%, 06/15/12                           2,000           2,042                                                                _____________
HSBC Bank 144A,
   1.625%, 07/07/14                           1,000           1,004        Total Utilities                                               5,220
HSBC USA                                                                                                                           _____________
   3.125%, 12/16/11                           2,438           2,453
Kreditanstalt fuer Wiederaufbau                                            Total Corporate Bonds (Cost $53,583)                         54,870
   3.500%, 03/10/14                           2,450           2,617        _____________________________________________________________________
PNC Funding
   2.300%, 06/22/12                           1,500           1,521        Mortgage Related - 24.4%
Regions Bank, MTN                                                          Banc of America Commercial Mortgage,
   3.250%, 12/09/11                           2,124           2,136           CMBS,
_____________________________________________________________________         Ser 2004-4, Cl A6
                                                                              4.877%, 07/10/42 (E)                         777             814
                                                                           Banc of America Commercial Mortgage,
                                                                              CMBS,
                                                                              Ser 2002-2, Cl A3
                                                                              5.118%, 07/11/43                             411             414
                                                                           Banc of America
                                                                              Mortgage Securities, CMO,
                                                                              Ser 2004-4, Cl 1A8
                                                                              4.500%, 05/25/34                             320             321
                                                                           _____________________________________________________________________

                                                                 82

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Mortgage Related - continued
Bear Stearns Commercial                                                    Freddie Mac REMICS,
   Mortgage Securities, CMBS,                                                 CMO, Ser 2005-3076, Cl ND
   Ser 2002-PBW1, Cl A2                                                       5.250%, 04/15/33 (C)                     $   782     $       798
   4.720%, 11/11/35 (E)                     $   760           $ 773        Freddie Mac REMICS,
Bear Stearns Commercial                                                       CMO, Ser 2003-2592, Cl PE
   Mortgage Securities, CMBS,                                                 5.000%, 01/15/17 (C)                         261             264
   Ser 2002-TOP6, Cl A2                                                    Freddie Mac REMICS,
   6.460%, 10/15/36                             254             256           CMO, Ser 2005-2989, Cl TE
Citigroup Mortgage                                                            5.000%, 12/15/22 (C)                         212             213
   Loan Trust, CMO 144A,                                                   Freddie Mac REMICS,
   Ser 2009-6, Cl 13A1                                                        CMO, Ser 2004-2868, Cl BE
   0.315%, 01/25/37 (D)                         434             428           4.250%, 08/15/24 (C)                         322             326
Commercial Mortgage                                                        GMAC Commercial
   Pass Through Certificates,                                                 Mortgage Securities,
   CMBS, Ser 2005-LP5, Cl A2                                                  CMBS, Ser 2004-C3, Cl A4
   4.630%, 05/10/43                             157             157           4.547%, 12/10/41                             215             216
Credit Suisse First                                                        Greenwich Capital
   Boston Mortgage Securities,                                                Commercial Funding, CMBS,
   CMO, Ser 2005-3, Cl 5A1                                                    Ser 2005-GG3, Cl A2
   5.500%, 07/25/20                             553             583           4.305%, 08/10/42                             581             580
Credit Suisse First Boston                                                 GS Mortgage Securities,
   Mortgage Securities,                                                       CMBS, Ser 2007-GG10, Cl A2
   CMBS, Ser 2003-C4, Cl A4                                                   5.778%, 08/10/45 (E)                         460             468
   5.137%, 08/15/36 (E)                         772             807        GS Mortgage Securities,
DBUBS Mortgage                                                                CMBS, Ser 2003-C1, Cl A3
   Trust, CMBS 144A,                                                          4.608%, 01/10/40                             452             464
   Ser 2011-LC1A, Cl A1                                                    GS Mortgage Securities, CMBS,
   3.742%, 11/10/46                             495             508           Ser 2005-GG4, Cl ADP
Fannie Mae REMICS,                                                            3.452%, 07/10/39                               3               3
   CMO, Ser 2003-92, Cl JW                                                 JP Morgan Chase Commercial
   5.000%, 07/25/28 (C)                         724             731           Mortgage Securities, CMBS,
Fannie Mae REMICS,                                                            Ser 2005-LDP2, Cl A3A
   CMO, Ser 2005-83, Cl TJ                                                    4.678%, 07/15/42                             440             448
   5.000%, 07/25/31                           1,250           1,312        JP Morgan Chase Commercial
Fannie Mae REMICS,                                                            Mortgage Securities, CMBS,
   CMO, Ser 2007-79, Cl MA                                                    Ser 2005-LDP1, Cl A2
   5.500%, 12/25/28 (C)                         381             383           4.625%, 03/15/46                             487             491
Fannie Mae REMICS,                                                         JP Morgan Chase Commercial
   CMO, Ser 2005-88, Cl PC                                                    Mortgage Securities, CMBS,
   5.000%, 04/25/31                           1,600           1,686           Ser 2003-CB6, Cl A1
FDIC Structured Sale                                                          4.393%, 07/12/37                             926             933
   Guaranteed Notes, CMO 144A,                                             LB-UBS Commercial
   Ser 2010-S1, Cl 2A                                                         Mortgage Trust, CMBS,
   3.250%, 04/25/38                           1,594           1,664           Ser 2002-C1, Cl A4
First Union National Bank,                                                    6.462%, 03/15/31                             619             625
   CMBS, Ser 2002-C1, Cl A2                                                LB-UBS Commercial
   6.141%, 02/12/34                             606             609           Mortgage Trust, CMBS,
Freddie Mac REMICS,                                                           Ser 2003-C5, Cl A4
   CMO, Ser 2003-2639, Cl JE                                                  4.685%, 07/15/32 (E)                         747             778
   5.000%, 01/15/32                           1,128           1,180        LB-UBS Commercial
Freddie Mac REMICS,                                                           Mortgage Trust, CMBS,
   CMO, Ser 2008-3405, Cl PA                                                  Ser 2004-C2, Cl A4
   5.000%, 10/15/31                             447             454           4.367%, 03/15/36                             559             587
Freddie Mac REMICS,                                                        LB-UBS Commercial
   CMO, Ser 2003-2623, Cl AJ                                                  Mortgage Trust, CMBS,
   4.500%, 07/15/16 (C)                          18              18           Ser 2002-C4, Cl A5
_____________________________________________________________________         4.853%, 09/15/31                           1,541           1,573
                                                                           _____________________________________________________________________

                                                                 83

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Mortgage Related - continued
LB-UBS Commercial                                                          Wachovia Bank Commercial
   Mortgage Trust, CMBS,                                                      Mortgage Trust, CMBS,
   Ser 2002-C7, Cl A4                                                         Ser 2005-C20, Cl APB
   4.960%, 12/15/31                         $   792         $   816           5.090%, 07/15/42 (E)                    $    707     $       722
LB-UBS Commercial                                                          Wells Fargo Mortgage Backed
   Mortgage Trust, CMBS,                                                      Securities Trust, CMO,
   Ser 2005-C7, Cl AAB                                                        Ser 2003-G, Cl A1
   5.170%, 11/15/30                             462             482           4.100%, 06/25/33 (D)                       1,139           1,119
MLCC Mortgage Investors, CMO,                                              Wells Fargo Mortgage
   Ser 2004-1, Cl 1A                                                          Backed Securities Trust, CMO,
   1.976%, 12/25/34 (C) (E)                     868             739           Ser 2005-AR3, Cl 2A1
Morgan Stanley Capital I, CMBS 144A,                                          2.723%, 03/25/35 (C) (E)                   1,503           1,412
   Ser 2011-C1, Cl A2                                                      Wells Fargo Mortgage
   3.884%, 09/15/47                             515             532           Backed Securities Trust, CMO,
Morgan Stanley Capital I,                                                     Ser 2004-3, Cl A1
   CMBS, Ser 2004-HQ3, Cl A4                                                  4.750%, 04/25/19                             842             857
   4.800%, 01/13/41                             369             388                                                                _____________
Morgan Stanley Dean
   Witter Capital I, CMBS,                                                 Total Mortgage Related (Cost $37,479)                        36,518
   Ser 2002-IQ3, Cl A4                                                     _____________________________________________________________________
   5.080%, 09/15/37                             568             582
Morgan Stanley Dean                                                        U.S. Government Agency Obligations - 15.0%
   Witter Capital I, CMBS,                                                 FHLB
   Ser 2002-TOP7, Cl A2                                                       1.750%, 08/22/12                           2,500           2,532
   5.980%, 01/15/39                             620             627        FHLMC
Nomura Asset Securities,                                                      2.125%, 03/23/12 (C)                       2,000           2,018
   CMBS, Ser 1998-D6, Cl A2                                                   1.750%, 06/15/12                           1,800           1,819
   7.313%, 03/15/30 (E)                       1,013           1,075        FHLMC Gold
PHH Mortgage Capital, CMO,                                                    5.500%, 08/01/39                              81              89
   Ser 2008-CIM2, Cl 5A1                                                      5.500%, 06/01/40                              56              61
   6.000%, 07/25/38                           1,582           1,622           5.000%, 05/01/40 TBA                          95             102
Protective Finance, CMBS 144A,                                             FNMA
   Ser 2007-PLA, Cl A1                                                        6.000%, 01/01/38                             791             880
   5.325%, 03/14/38                             222             224           6.000%, 01/01/38                             610             682
Prudential Commercial                                                         5.500%, 01/01/19 (C)                       2,260           2,458
   Mortgage Trust, CMBS,                                                      5.500%, 04/01/38                              36              40
   Ser 2003-PWR1, Cl A1                                                       5.500%, 04/01/40                              27              30
   3.669%, 02/11/36                             362             364           5.000%, 01/01/30                           1,193           1,286
Prudential Commercial                                                         5.000%, 10/01/39 TBA                       1,220           1,312
   Mortgage Trust, CMBS,                                                      5.000%, 10/01/40 TBA                         479             516
   Ser 2003-PWR1, Cl A2                                                       5.000%, 04/01/41 TBA                         596             647
   4.493%, 02/11/36                             705             727           4.000%, 07/01/26 TBA                         682             721
Salomon Brothers                                                              3.000%, 12/31/25 TBA                       2,470           2,527
   Mortgage Securities VII, CMO,                                              1.300%, 12/30/13                           1,730           1,734
   Ser 2003-NBC1, Cl AV4                                                      1.250%, 09/28/16                           1,050           1,048
   4.638%, 03/25/33 (E)                         338             327           1.125%, 10/08/13                           2,000           2,026
Sequoia Mortgage Trust, CMO,                                                                                                       _____________
   Ser 2004-12, Cl A1
   0.501%, 01/20/35 (C) (D)                     844             640        Total U.S. Government Agency
Structured Asset Securities,                                                  Obligations (Cost $22,416)                                22,528
   CMO, Ser 2002-21A, Cl 4A1                                               _____________________________________________________________________
   2.583%, 11/25/32 (E)                       1,594           1,360
TIAA Seasoned Commercial                                                   U.S. Treasury Obligations - 5.7%
   Mortgage Trust, CMBS,                                                   U.S. Treasury Inflation-Indexed Note
   Ser 2007-C4, Cl A1                                                         0.625%, 07/15/21 (J)                       1,500           1,569
   5.544%, 08/15/39 (E)                          38              38        _____________________________________________________________________
_____________________________________________________________________

                                                                 84

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Treasury Obligations - continued                                      Credit Cards - 3.2%
U.S. Treasury Notes                                                        Cabela's Master Credit
   1.000%, 09/30/16                       $   4,639     $     4,646           Card Trust 144A,
   0.750%, 05/31/12                             329             330           Ser 2009-1A, Cl A
   0.125%, 09/30/13                           2,000           1,995           2.229%, 03/16/15 (D)                   $   2,200     $     2,217
                                                        _____________      Citibank Omni Master Trust 144A,
                                                                              Ser 2009-A12, Cl A12
Total U.S. Treasury Obligations                                               3.350%, 08/15/16                           1,634           1,664
   (Cost $8,472)                                              8,540        Citibank Omni Master Trust 144A,
_____________________________________________________________________         Ser 2009-A8, Cl A8
                                                                              2.329%, 05/16/16 (D)                         860             867
Asset-Backed Securities - 15.3%                                                                                                   _____________

Automobiles - 10.0%                                                        Total Credit Cards                                            4,748
Ally Auto Receivables Trust,                                               _____________________________________________________________________
   Ser 2010-2, Cl A3
   1.380%, 07/15/14                           1,000           1,005        Other - 2.1%
Ally Auto Receivables Trust,                                               Entergy Gulf States
   Ser 2010-1, Cl A3                                                          Reconstruction Funding,
   1.450%, 05/15/14                             365             367           Ser 2007-A, Cl A1
Ally Auto Receivables Trust,                                                  5.510%, 10/01/13 (C)                       1,290           1,320
   Ser 2010-3, Cl A3                                                       Entergy Texas
   1.110%, 10/15/14                           1,225           1,231           Restoration Funding,
Ally Master Owner Trust,                                                      Ser 2009-A, Cl A1
   Ser 2011-3, Cl A2                                                          2.120%, 02/01/16                           1,447           1,481
   1.810%, 05/15/16                             790             797        Fannie Mae,
Ally Master Owner Trust 144A,                                                 Ser 2001-W4, Cl AF5
   Ser 2010-3, Cl A                                                           6.114%, 02/25/32 (C) (H)                     142             150
   2.880%, 04/15/15                             276             283        Oil & Gas Royalty Trust 144A,
Ally Master Owner Trust,                                                      Ser 2005-1A, Cl A
   Ser 2011-1, Cl A2                                                          5.090%, 07/28/12 (K)                         278             278
   2.150%, 01/15/16                           1,685           1,711                                                                _____________
AmeriCredit Automobile
   Receivables Trust,                                                      Total Other                                                   3,229
   Ser 2009-1, Cl A3                                                                                                               _____________
   3.040%, 10/15/13                           1,647           1,661        Total Asset-Backed Securities
Ford Credit Auto Owner Trust,                                                 (Cost $22,852)                                            22,940
   Ser 2009-E, Cl A3                                                       _____________________________________________________________________
   1.510%, 01/15/14                           2,301           2,311
Ford Credit Auto Owner Trust,                                              Municipal Bonds - 1.8%
   Ser 2010-A, Cl A3                                                       Louisiana Local Government
   1.320%, 06/15/14                           1,380           1,386           Environmental Facilities &
Ford Credit Floorplan                                                         Community Development Authority
   Master Owner Trust,                                                        1.520%, 02/01/18                             395             400
   Ser 2011-1, Cl A1                                                          1.110%, 02/01/16                             677             677
   2.120%, 02/15/16                             945             963        State of California
Honda Auto Receivables Owner Trust,                                           2.000%, 06/26/12                           1,000           1,012
   Ser 2010-3, Cl A3                                                       State of Texas
   0.700%, 04/21/14                           1,350           1,351           2.500%, 08/30/12                             600             612
Mercedes-Benz Auto Receivables Trust,                                                                                              _____________
   Ser 2010-1, Cl A3
   1.420%, 08/15/14                             474             477        Total Municipal Bonds (Cost $2,701)                           2,701
Toyota Auto Receivables Owner Trust,                                       _____________________________________________________________________
   Ser 2010-C, Cl A3
   0.770%, 04/15/14                           1,420           1,420
                                                        _____________

Total Automobiles                                            14,963
_____________________________________________________________________

                                                                 85

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

_____________________________________________________________________      Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing
Description                               Shares        Value (000)        service which utilizes electronic data processing techniques to
_____________________________________________________________________      determine valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon exchange or
Affiliated Mutual Fund - 4.8%                                              over-the-counter prices. These debt securities are classified as
Old Mutual Cash Reserves Fund,                                             Level 2. The Fund did not have significant transfers between Level 1
   Institutional Class, 0.00% (A)    $   7,195,234     $      7,195        and Level 2 during the reporting period, based on the input level
                                                       ______________      assigned under the hierarchy at the beginning and end of the reporting period.
Total Affiliated Mutual Fund (Cost $7,195)                    7,195
_____________________________________________________________________      Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining fair value (000).
Total Investments - 103.7% (Cost $154,698)                  155,292
_____________________________________________________________________                                                              Asset-Backed
                                                                                                                                    Securities
Other Assets and Liabilities, Net - (3.7)%                   (5,588)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Balance as of March 31, 2011                               $ 405
Total Net Assets - 100.0%                              $    149,704           Realized gain (loss)                                        -
_____________________________________________________________________         Change in unrealized appreciation (depreciation)            -
                                                                              Accrued discounts/premiums                                  -
For descriptions of abbreviations and footnotes, please refer to              Purchases                                                   -
page 87.                                                                      Sales                                                       -
                                                                              Transfers in and/or out of Level 3                       (405)
Other Information:                                                         _____________________________________________________________________

The Fund utilizes various inputs in determining the value of its           Balance as of September 30, 2011                           $   -
investments as of the reporting period end. These inputs are               _____________________________________________________________________
summarized in three broad levels as follows:
                                                                           The information used in the above reconciliation represents fiscal
Level 1 - quoted prices in active markets for identical securities         year to date activity for any investment in securities identified as
Level 2 - other significant observable inputs (including quoted            using Level 3 inputs at either the beginning or the end of the
          prices for similar securities, interest rates, prepayment        current reporting period. Transfers in and/or out of Level 3
          speeds, credit risk, etc.)                                       represent either the beginning value (for transfers in), or the
Level 3 - significant unobservable inputs (including the Fund's own        ending value (for transfers out) of any security where a change in
          assumption in determining the fair value of investments)         the input level occurred from the beginning to the end of the reporting period.
The inputs or methodology used for valuing securities are not
necessarily an indication of the risk associated with investing            Refer to the "Security Valuation" section of Note 2 for further
in those securities. A summary of the inputs used as of                    information.
September 30, 2011 in valuing the Fund's net assets were as
follows (000):

     Description           Level 1     Level 2     Level 3    Total
_____________________________________________________________________

Investments
   Corporate Bonds          $    -     $ 54,870      $-      $ 54,870
   Mortgage Related              -       36,518       -        36,518
   U.S. Government
      Agency Obligations         -       22,528       -        22,528
   U.S. Treasury Obligations     -        8,540       -         8,540
   Asset-Backed Securities       -       22,940       -        22,940
   Municipal Bonds               -        2,701       -         2,701
   Affiliated Mutual Fund    7,195            -       -         7,195
_____________________________________________________________________

Total Investments           $7,195     $148,097      $-      $155,292
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 86

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

144A  - Security exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 2011, the value of these securities amounted to $991 (000), representing 2.6% of the net assets of the Old Mutual Barrow Hanley Core Bond Fund, $21,218 (000),
        representing 15.3% of the net assets of Old Mutual Cash Reserves Fund, $4,065 (000), representing 46.4% of the net assets of the Old Mutual Dwight High Yield Fund, $5,459 (000), representing 7.7% of the net assets of the Old Mutual Dwight Intermediate
        Fixed Income Fund and $20,055 (000), representing 13.4% of the net assets of the Old Mutual Dwight Short Term Fixed Income
        Fund.
(A)   - Investment is a fund within the Old Mutual family of funds and may be deemed to be under common control as it may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to the affiliated mutual fund. The rate reported represents the 7-day effective yield as of September 30, 2011.
(B)   - All or a portion of this security is held as cover for securities sold short.
(C)   - All or a portion of this security is held as cover for TBAs.
(D)   - Floating Rate Security - The rate reported represents the security's rate as of September 30, 2011.
(E)   - Variable Rate Security - The rate reported represents the security's rate as of September 30, 2011.
(F)   - Discount Note - The rate reported represents the effective yield at the time of purchase.
(G)   - Tri-party repurchase agreement.
(H)   - The rate shown reflects the coupon rate after the step date.
(I)   - Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.
(J)   - Inflation-Indexed Bond - The principal amount of this security is adjusted for inflation.
(K)   - Security deemed to be illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. On September
        30, 2011, the value of these securities amounted to $53 (000), representing 0.1% of the net assets of the Old Mutual Dwight
        Intermediate Fixed Income Fund and $278 (000), representing 0.2% of the net assets of the Old Mutual Dwight Short Term Fixed
        Income Fund.
ADR   - American Depositary Receipt
Cl    - Class
CMBS  - Commercial Mortgage-Backed Security
CMO   - Collateralized Mortgage Obligation
FFCB  - Federal Farm Credit Bank
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA  - Federal National Mortgage Association
GNMA  - Government National Mortgage Association
HMO   - Health Maintenance Organization
ISP   - Internet Service Provider
MTN   - Medium Term Note
R&D   - Research and Development
REITs - Real Estate Investment Trusts
REMICS- Real Estate Mortgage Investment Conduit
S&L   - Savings & Loans
Ser   - Series
TBA   - Security traded under delayed delivery commitments settling after September 30, 2011. Income on this security will not be earned until the settlement date.

Amounts designated as "-" are either $0 or have been rounded to $0.

Cost figures are shown with "000's" omitted.

                                                                 87

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF SEPTEMBER 30, 2011 (UNAUDITED)
____________________________________________________________________________________________________________________________________

                                                                                                                     Old Mutual
                                                                                                                   Analytic U.S.
                                                                                                                  Long/Short Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                                   $    37,853
   Investment in Affiliated Mutual Fund, at cost                                                                            835
__________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                                  $    36,162
   Investment in Affiliated Mutual Fund, at value                                                                           835
   Cash                                                                                                                       6
   Cash Deposits Held at Prime Broker                                                                                       118
   Cash Deposits Held at Broker for Futures Contracts                                                                       250
   Foreign Currency (cost $-, $-, $61, $-, $-)                                                                                -
   Receivable for Capital Shares Sold                                                                                         -
   Receivable for Investment Securities Sold                                                                                  -
   Receivable for Dividends and Interest                                                                                     26
   Receivable from Investment Adviser                                                                                         6
   Other Assets                                                                                                               6
__________________________________________________________________________________________________________________________________

      Total Assets                                                                                                       37,409
__________________________________________________________________________________________________________________________________

Liabilities:
   Securities Sold Short, at Value (Proceeds received of $7,918, $-, $-, $-,$-)                                           6,076
   Payable for Management Fees                                                                                               22
   Payable for Capital Shares Redeemed                                                                                       19
   Payable for Investment Securities Purchased                                                                                -
   Payable for Trustees' Fees                                                                                                 4
   Variation Margin Payable on Futures Contracts                                                                             32
   Accrued Expenses                                                                                                          24
__________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                                   6,177
__________________________________________________________________________________________________________________________________

Net Assets                                                                                                          $    31,232
__________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                                                 $    97,171
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                                     100
   Accumulated Net Realized Loss on Investments, Securities Sold Short,
      Futures Contracts and Foreign Currency Transactions                                                               (66,157)
   Net Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short,
      Futures Contracts and Foreign Currency Transactions                                                                   118
__________________________________________________________________________________________________________________________________

Net Assets                                                                                                          $    31,232
__________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                                $    20,016
Net Assets - Class A                                                                                                      2,105
Net Assets - Institutional Class                                                                                          9,111
__________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                                   1,933,233
Outstanding Shares of Beneficial Interest - Class A                                                                     205,722
Outstanding Shares of Beneficial Interest - Institutional Class                                                         879,997
__________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                                  $    10.35
__________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                            $    10.23
__________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A**                                                                           $    10.85
__________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                                      $    10.35
__________________________________________________________________________________________________________________________________

 † Par Value of $0.001, unlimited authorization
 * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 88

____________________________________________________________________________________________________________________________________

              Old Mutual                       Old Mutual
            Barrow Hanley               Copper Rock International               Old Mutual                      Old Mutual
             Value Fund                       Small Cap Fund                   Focused Fund                  Heitman REIT Fund
____________________________________________________________________________________________________________________________________

            $    97,514                         $  100,618                     $   506,245                      $   44,715
                  3,317                                878                          16,367                             524
____________________________________________________________________________________________________________________________________

            $   104,842                         $   85,719                     $   469,471                      $   54,356
                  3,317                                878                          16,367                             524
                      -                                  6                               -                               -
                      -                                  -                               -                               -
                      -                                  -                               -                               -
                      -                                 29                               -                               -
                    278                                  1                             368                               2
                  1,102                              3,693                               -                             848
                    281                                262                             623                             125
                      4                                 47                             167                               6
                     22                                 22                              66                              11
___________________________________________________________________________________________________________________________________

                109,846                             90,657                         487,062                          55,872
___________________________________________________________________________________________________________________________________

                      -                                  -                               -                               -
                     69                                 72                             309                              44
                      8                                  8                             412                              14
                    907                              3,449                               -                             869
                      6                                  5                              27                               3
                      -                                  -                               -                               -
                     27                                 65                             419                              17
___________________________________________________________________________________________________________________________________

                  1,017                              3,599                           1,167                             947
___________________________________________________________________________________________________________________________________

            $   108,829                         $   87,058                     $   485,895                      $   54,925
___________________________________________________________________________________________________________________________________

            $   123,992                         $  121,475                     $ 1,718,610                      $   54,593

                    613                                201                           2,538                          (2,772)

                (23,104)                            19,710)                     (1,198,479)                         (6,537)

                  7,328                            (14,908)                        (36,774)                          9,641
___________________________________________________________________________________________________________________________________

            $   108,829                         $   87,058                     $   485,895                      $   54,925
___________________________________________________________________________________________________________________________________

            $    72,834                         $   81,643                     $   453,702                      $   46,511
                  2,009                                132                           7,194                           4,332
                 33,986                              5,283                          24,999                           4,082
___________________________________________________________________________________________________________________________________

             12,722,162                          8,309,098                      24,439,167                       6,121,006
                352,032                             13,698                         392,113                         573,093
              5,944,882                            534,222                       1,341,627                         540,161
___________________________________________________________________________________________________________________________________

            $      5.72                         $     9.83                     $     18.56                      $     7.60
___________________________________________________________________________________________________________________________________

            $      5.71                         $     9.61                     $     18.35                      $     7.56
___________________________________________________________________________________________________________________________________

            $      6.06                         $    10.20                     $     19.47                      $     8.02
___________________________________________________________________________________________________________________________________

            $      5.72                         $     9.89                     $     18.63                      $     7.56
___________________________________________________________________________________________________________________________________

                                                                 89

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - continued
AS OF SEPTEMBER 30, 2011 (UNAUDITED)
___________________________________________________________________________________________________________________________________

                                                                                                                     Old Mutual
                                                                                                                     Large Cap
                                                                                                                     Growth Fund
___________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                                    $  132,179
   Investment in Affiliated Mutual Fund, at cost                                                                          1,390
___________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                                   $  160,954
   Investment in Affiliated Mutual Fund, at value                                                                         1,390
   Repurchase Agreement, at value                                                                                             -
   Cash                                                                                                                       -
   Receivable for Capital Shares Sold                                                                                         6
   Receivable for Investment Securities Sold                                                                              2,067
   Receivable for Dividends and Interest                                                                                    149
   Receivable from Investment Adviser                                                                                        69
   Other Assets                                                                                                              24
___________________________________________________________________________________________________________________________________

      Total Assets                                                                                                      164,659
___________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Management Fees                                                                                               99
   Payable for Capital Shares Redeemed                                                                                      231
   Payable for Investment Securities Purchased                                                                            1,142
   Payable for Trustees' Fees                                                                                                 9
   Accrued Expenses                                                                                                         131
___________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                                   1,612
___________________________________________________________________________________________________________________________________

Net Assets                                                                                                           $  163,047
___________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                                                  $  286,362
   Undistributed (Distribution in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                                      51
   Accumulated Net Realized Gain (Loss) on Investments                                                                 (152,141)
   Net Unrealized Appreciation (Depreciation) on Investments                                                             28,775
___________________________________________________________________________________________________________________________________

Net Assets                                                                                                           $  163,047
___________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                                 $  150,542
Net Assets - Class A                                                                                                        691
Net Assets - Institutional Class                                                                                         11,814
___________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                                   9,292,969
Outstanding Shares of Beneficial Interest - Class A                                                                      43,375
Outstanding Shares of Beneficial Interest - Institutional Class                                                         724,847
___________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                                  $    16.20
___________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                            $    15.94
___________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A**                                                                           $    16.91
___________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                                      $    16.30
___________________________________________________________________________________________________________________________________

 † Par Value of $0.001, unlimited authorization
 * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%
N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 90

___________________________________________________________________________________________________________________________________

              Old Mutual                       Old Mutual                       Old Mutual                       Old Mutual
             TS&W Mid-Cap                    TS&W Small Cap                    Barrow Hanley                    Cash Reserves
              Value Fund                       Value Fund                     Core Bond Fund                        Fund
___________________________________________________________________________________________________________________________________

             $   162,088                      $   89,461                        $   34,888                      $    138,467
                  23,271                           2,990                             1,443                                 -
___________________________________________________________________________________________________________________________________

             $   164,588                      $   86,582                        $   37,132                      $    106,217
                  23,271                           2,990                             1,443                                 -
                       -                               -                                 -                            32,250
                       -                               -                                 -                               192
                      89                              19                                 -                                 -
                   4,404                               -                               688                                 -
                     472                              89                               363                                34
                      32                               1                                 5                                44
                      34                              22                                 4                                25
___________________________________________________________________________________________________________________________________

                 192,890                          89,703                            39,635                           138,762
___________________________________________________________________________________________________________________________________

                     158                              78                                20                                19
                     159                              25                                 -                                 1
                     712                               -                               820                                 -
                      11                               5                                 2                                 3
                      51                              29                                14                                41
___________________________________________________________________________________________________________________________________

                   1,091                             137                               856                                64
___________________________________________________________________________________________________________________________________

             $   191,799                      $   89,566                        $   38,779                      $    138,698
___________________________________________________________________________________________________________________________________

             $   193,551                      $   85,903                        $   35,430                      $    138,700

                   1,458                               2                              (146)                                -
                  (5,710)                          6,540                             1,251                                (2)
                   2,500                          (2,879)                            2,244                                 -
___________________________________________________________________________________________________________________________________

             $   191,799                      $   89,566                        $   38,779                      $    138,698
___________________________________________________________________________________________________________________________________

             $    61,356                      $   71,599                               N/A                      $     22,025
                   1,406                           2,186                               N/A                               324
                 129,037                          15,781                        $   38,779                           116,349
___________________________________________________________________________________________________________________________________

               7,551,211                       4,634,058                               N/A                        22,032,563
                 174,733                         145,287                               N/A                           323,911
              15,876,839                       1,015,258                         3,626,535                       116,349,937
___________________________________________________________________________________________________________________________________

             $      8.13                      $    15.45                               N/A                      $       1.00
___________________________________________________________________________________________________________________________________

             $      8.05                      $    15.05                               N/A                      $       1.00
___________________________________________________________________________________________________________________________________

             $      8.54                      $    15.97                               N/A                               N/A
___________________________________________________________________________________________________________________________________

             $      8.13                      $    15.54                        $    10.69                      $       1.00
___________________________________________________________________________________________________________________________________

                                                                 91

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - concluded
AS OF SEPTEMBER 30, 2011 (UNAUDITED)
___________________________________________________________________________________________________________________________________

                                                                                 Old Mutual      Old Mutual          Old Mutual
                                                                                 Dwight High Dwight Intermediate  Dwight Short Term
                                                                                 Yield Fund   Fixed Income Fund   Fixed Income Fund
___________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                $   9,533       $   70,000         $   147,503
   Investment in Affiliated Mutual Fund, at cost                                       241           13,285               7,195
___________________________________________________________________________________________________________________________________

   Investment Securities, at value                                               $   8,303       $   70,726         $   148,097
   Investment in Affiliated Mutual Fund, at value                                      241           13,285               7,195
   Receivable for Capital Shares Sold                                                    -               80                  18
   Receivable for Investment Securities Sold                                            16           27,353               8,777
   Receivable for Dividends and Interest                                               230              367                 682
   Receivable from Investment Adviser                                                    2               17                   -
   Other Assets                                                                          1               26                  17
___________________________________________________________________________________________________________________________________

      Total Assets                                                                   8,793          111,854             164,786
___________________________________________________________________________________________________________________________________

Liabilities:
   Payable to Investment Adviser                                                         -                -                  36
   Payable for Management Fees                                                           6               27                  56
   Payable for Capital Shares Redeemed                                                   9              864                 138
   Payable for Investment Securities Purchased                                          15           39,867              14,794
   Payable to Custodian                                                                  -               59                  17
   Payable for Trustees' Fees                                                            -                4                   8
   Payable for Distribution and Service Fees                                             -                3                   2
   Accrued Expenses                                                                      5               24                  31
___________________________________________________________________________________________________________________________________

      Total Liabilities                                                                 35           40,848              15,082
___________________________________________________________________________________________________________________________________

Net Assets                                                                       $   8,758       $   71,006         $   149,704
___________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                              $   9,490       $   68,165         $   149,965
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                 24              (70)               (229)
   Accumulated Net Realized Gain (Loss) on Investments                                 474            2,185                (626)
   Net Unrealized Appreciation (Depreciation) on Investments                        (1,230)             726                 594
___________________________________________________________________________________________________________________________________

Net Assets                                                                       $   8,758       $   71,006         $   149,704
___________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                   N/A       $   20,981         $   117,953
Net Assets - Class A                                                                   N/A           27,433               5,894
Net Assets - Class C                                                                   N/A           10,105               7,937
Net Assets - Institutional Class                                                 $   8,758           12,487              17,920
___________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                    N/A        2,081,435          11,720,060
Outstanding Shares of Beneficial Interest - Class A                                    N/A        2,720,020             585,905
Outstanding Shares of Beneficial Interest - Class C                                    N/A        1,002,437             788,981
Outstanding Shares of Beneficial Interest - Institutional Class                    935,779        1,237,443           1,781,491
___________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                    N/A       $    10.08         $     10.06
___________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                              N/A       $    10.09         $     10.06
___________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A                                               N/A       $    10.59**       $     10.37***
___________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C††*                  N/A       $    10.08         $     10.06
___________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*  $    9.36       $    10.09         $     10.06
___________________________________________________________________________________________________________________________________

  † Par Value of $0.001, unlimited authorization
 †† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
  * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
 ** Maximum Offering Price Per Share is equal to Net Asset Value/95.25%
*** Maximum Offering Price Per Share is equal to Net Asset Value/97.00%
N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 92

STATEMENTS OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)
___________________________________________________________________________________________________________________________________

                                                                                                                     Old Mutual
                                                                                                                    Analytic U.S.
                                                                                                                     Long/Short
                                                                                                                        Fund
___________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                                          $   329
   Dividends from Affiliated Mutual Fund                                                                                    -
   Interest                                                                                                                 -
   Less: Foreign Taxes Withheld                                                                                             -
___________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                             329
___________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                                        148
   Distribution and Service Fees:
      Class A                                                                                                               3
   Professional Fees                                                                                                        8
   Registration and SEC Fees                                                                                               20
   Custodian Fees                                                                                                           4
   Printing Fees                                                                                                            3
   Trustees' Fees                                                                                                           4
   Transfer Agent Fees                                                                                                     33
   Dividend Expense on Securities Sold Short                                                                               35
   Interest Expense on Securities Sold Short                                                                               20
   Other Expenses                                                                                                           9
___________________________________________________________________________________________________________________________________

      Total Expenses                                                                                                      287
___________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                                                          (35)
___________________________________________________________________________________________________________________________________

      Net Expenses                                                                                                        252
___________________________________________________________________________________________________________________________________

   Net Investment Income                                                                                                   77
___________________________________________________________________________________________________________________________________

   Net Realized Gain from Security Transactions                                                                         1,146
   Net Realized Loss on Securities Sold Short                                                                            (480)
   Net Realized Loss on Foreign Currency Transactions                                                                       -
   Net Realized Loss on Futures Contracts                                                                                (157)
   Net Change in Unrealized Depreciation on Investments                                                                (7,943)
   Net Change in Unrealized Appreciation on Securities Sold Short                                                       2,934
   Net Change in Unrealized Depreciation on Foreign Currency Transactions                                                   -
   Net Change in Unrealized Depreciation on Futures Contracts                                                             (97)
___________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Loss on Investments                                                                     (4,597)
___________________________________________________________________________________________________________________________________

   Decrease in Net Assets Resulting from Operations                                                                   $(4,520)
___________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 94

___________________________________________________________________________________________________________________________________

                                              Old Mutual
              Old Mutual                     Copper Rock                        Old Mutual                       Old Mutual
             Barrow Hanley                  International                        Focused                        Heitman REIT
              Value Fund                    Small Cap Fund                         Fund                             Fund
___________________________________________________________________________________________________________________________________

              $   1,671                        $    995                         $   5,003                        $    764
                      -                               -                                 2                               -
                      -                               -                                 -                               -
                    (11)                            (82)                              (93)                             (3)
___________________________________________________________________________________________________________________________________

                  1,660                             913                             4,912                             761
___________________________________________________________________________________________________________________________________

                    462                             524                             2,109                             290
                      3                               -                                13                               6
                     24                              24                               116                              14
                     20                              19                                21                              19
                      4                              26                                12                               3
                      8                              43                               190                               -
                     16                              15                                78                               8
                     64                             223                             1,128                              45
                      -                               -                                 -                               -
                      -                               -                                 -                               -
                     12                              17                                52                              13
___________________________________________________________________________________________________________________________________

                    613                             891                             3,719                             398
___________________________________________________________________________________________________________________________________

                    (45)                           (179)                             (938)                            (27)
___________________________________________________________________________________________________________________________________

                    568                             712                             2,781                             371
___________________________________________________________________________________________________________________________________

                  1,092                             201                             2,131                             390
___________________________________________________________________________________________________________________________________

                    569                          23,612                            17,349                           2,009
                      -                               -                                 -                               -
                      -                              (7)                               (3)                              -
                      -                               -                                 -                               -
                (18,908)                        (45,092)                         (117,012)                         (9,594)
                      -                               -                                 -                               -
                      -                              (9)                                -                               -
                      -                               -                                 -                               -
___________________________________________________________________________________________________________________________________

                (18,339)                        (21,496)                          (99,666)                         (7,585)
___________________________________________________________________________________________________________________________________

              $ (17,247)                       $(21,295)                        $ (97,535)                       $ (7,195)
___________________________________________________________________________________________________________________________________

                                                                 95

STATEMENTS OF OPERATIONS (000) - continued
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)
___________________________________________________________________________________________________________________________________

                                                                                                                     Old Mutual
                                                                                                                     Large Cap
                                                                                                                       Growth
                                                                                                                        Fund
___________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                                         $    896
   Interest                                                                                                                 -
   Less: Foreign Taxes Withheld                                                                                            (5)
___________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                             891
___________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                                        669
   Distribution and Service Fees:
      Class A                                                                                                               1
   Professional Fees                                                                                                       38
   Registration and SEC Fees                                                                                               20
   Custodian Fees                                                                                                           5
   Printing Fees                                                                                                           72
   Trustees' Fees                                                                                                          25
   Transfer Agent Fees                                                                                                    381
   Pricing Fees                                                                                                             -
   Other Expenses                                                                                                          17
___________________________________________________________________________________________________________________________________

      Total Expenses                                                                                                    1,228
___________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                                                         (388)
   Reimbursement of Other Expenses by Adviser                                                                               -
___________________________________________________________________________________________________________________________________

      Net Expenses                                                                                                        840
___________________________________________________________________________________________________________________________________

   Net Investment Income                                                                                                   51
___________________________________________________________________________________________________________________________________

   Net Realized Gain (Loss) from Security Transactions                                                                  5,973
   Net Change in Unrealized Appreciation (Depreciation) on Investments                                                (36,951)
___________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain (Loss) on Investments                                                             (30,978)
___________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Resulting from Operations                                                       $(30,927)
___________________________________________________________________________________________________________________________________

(1) See Note 3.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 96

___________________________________________________________________________________________________________________________________

                                                                              Old Mutual
               Old Mutual                      Old Mutual                       Barrow                             Old Mutual
                  TS&W                            TS&W                          Hanley                                Cash
                 Mid-Cap                       Small Cap                      Core Bond                             Reserves
               Value Fund                      Value Fund                        Fund                                  Fund
___________________________________________________________________________________________________________________________________

              $  2,132                         $    679                        $    -                                $   -
                     -                                -                           991                                  140
                     -                                -                             -                                    -
___________________________________________________________________________________________________________________________________

                 2,132                              679                           991                                  140
___________________________________________________________________________________________________________________________________

                 1,148                              549                           137                                  135

                     3                                3                             -                                    1
                    52                               23                             9                                   30
                    20                               21                             7                                   20
                    10                                4                             3                                   13
                    17                               10                             -                                    9
                    35                               15                             6                                   21
                   103                               64                             -                                   77
                     -                                1                            15                                    2
                    23                               10                             5                                   28
___________________________________________________________________________________________________________________________________

                 1,411                              700                           182                                  336
___________________________________________________________________________________________________________________________________

                  (154)                             (23)                          (23)                                (135)(1)
                     -                                -                             -                                  (70)(1)
___________________________________________________________________________________________________________________________________

                 1,257                              677                           159                                  131
___________________________________________________________________________________________________________________________________

                   875                                2                           832                                    9
___________________________________________________________________________________________________________________________________

                21,065                            6,952                           981                                   (2)
               (55,702)                         (31,084)                          302                                    -
___________________________________________________________________________________________________________________________________

               (34,637)                         (24,132)                        1,283                                   (2)
___________________________________________________________________________________________________________________________________

              $(33,762)                        $(24,130)                       $2,115                                $   7
___________________________________________________________________________________________________________________________________

                                                                 97

STATEMENTS OF OPERATIONS (000) - concluded
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)
___________________________________________________________________________________________________________________________________

                                                                                                                      Old Mutual
                                                                                                    Old Mutual          Dwight
                                                                                 Old Mutual           Dwight          Short Term
                                                                                   Dwight          Intermediate          Fixed
                                                                                 High Yield        Fixed Income         Income
                                                                                    Fund               Fund              Fund
___________________________________________________________________________________________________________________________________

Investment Income:
   Dividends from Affiliated Mutual Fund                                         $     -              $    1            $    1
   Interest                                                                          536               1,175             1,867
___________________________________________________________________________________________________________________________________

      Total Investment Income                                                        536               1,176             1,868
___________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                    39                 177               350
   Distribution and Service Fees:
      Class A                                                                          -                  36                 9
      Class C                                                                          -                  53                33
   Professional Fees                                                                   2                  15                29
   Registration and SEC Fees                                                           7                  26                26
   Custodian Fees                                                                      1                   7                 5
   Trustees' Fees                                                                      1                  10                20
   Transfer Agent Fees                                                                 1                  41                62
   Pricing Fees                                                                        4                  17                 9
   Other Expenses                                                                      -                  15                25
___________________________________________________________________________________________________________________________________

      Total Expenses                                                                  55                 397               568
___________________________________________________________________________________________________________________________________

Less:
   Net (Waiver) Recoupment of Management Fees                                        (11)                (86)                4
___________________________________________________________________________________________________________________________________

      Net Expenses                                                                    44                 311               572
___________________________________________________________________________________________________________________________________

   Net Investment Income                                                             492                 865             1,296
___________________________________________________________________________________________________________________________________

   Net Realized Gain from Security Transactions                                      151               1,890               290
   Net Change in Unrealized Appreciation (Depreciation) on Investments            (1,129)               (157)              360
___________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain (Loss) on Investments                           (978)              1,733               650
___________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Resulting from Operations                   $  (486)             $2,598            $1,946
___________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 98

STATEMENTS OF CHANGES IN NET ASSETS (000)

______________________________________________________________________________________________________________________________________

                                                                                                                  Old Mutual
                                                                                                       Analytic U.S. Long/Short Fund
______________________________________________________________________________________________________________________________________

                                                                                                         4/1/11 to         4/1/10 to
                                                                                                          9/30/11           3/31/11
                                                                                                        (Unaudited)
______________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                                             $    77         $    873
   Net Realized Gain from Investments (including Securities Sold Short),
      Futures Contracts and Foreign Currency Transactions                                                       509           13,532
   Net Change in Unrealized Appreciation (Depreciation) on Investments (including Securities Sold Short),
   Futures Contracts and Foreign Currency Transactions                                                       (5,106)         (14,588)
______________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                                           (4,520)            (183)
______________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                     -          (1,041)
      Class A                                                                                                     -             (80)
      Institutional Class                                                                                         -            (314)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                     -               -
      Class A                                                                                                     -               -
      Institutional Class                                                                                         -               -
   Return of Capital:
      Class Z                                                                                                     -               -
      Class A                                                                                                     -               -
      Institutional Class                                                                                         -               -
______________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                              -           (1,435)
______________________________________________________________________________________________________________________________________

   Decrease in Net Assets Derived from Capital Shares Transactions (1)                                      (12,499)         (95,819)
______________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                  (17,019)         (97,437)
______________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                    48,251          145,688
______________________________________________________________________________________________________________________________________

      End of Period                                                                                         $31,232         $ 48,251
______________________________________________________________________________________________________________________________________

   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)       $   100         $     23
______________________________________________________________________________________________________________________________________

 (1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                100

____________________________________________________________________________________________________________________________________

                                            Old Mutual
       Old Mutual                    Copper Rock International                   Old Mutual                       Old Mutual
Barrow Hanley Value Fund                  Small Cap Fund                        Focused Fund                   Heitman REIT Fund
____________________________________________________________________________________________________________________________________

 4/1/11 to     4/1/10 to             4/1/11 to     4/1/10 to              4/1/11 to       4/1/10 to       4/1/11 to       4/1/10 to
  9/30/11       3/31/11               9/30/11       3/31/11                9/30/11         3/31/11         9/30/11         3/31/11
(Unaudited)                         (Unaudited)                          (Unaudited)                      (Unaudited)
____________________________________________________________________________________________________________________________________

$   1,092      $  2,132              $    201      $   (850)           $   2,131         $   3,620         $    390        $    490

      569            51                23,605        19,371               17,346            32,705            2,009          10,549

  (18,908)        9,206               (45,101)        8,514             (117,012)           18,289           (9,594)          2,170
____________________________________________________________________________________________________________________________________

  (17,247)       11,389               (21,295)       27,035              (97,535)           54,614           (7,195)         13,209
____________________________________________________________________________________________________________________________________

     (686)       (1,390)                    -          (187)                   -            (4,140)            (285)           (367)
      (16)          (29)                    -             -                    -               (37)             (19)            (28)
     (357)         (726)                    -            (2)                   -              (244)             (49)           (100)

        -             -                     -             -                    -           (32,303)               -               -
        -             -                     -             -                    -            (2,023)               -               -
        -             -                     -             -                    -            (1,673)               -               -

        -             -                     -             -                    -                 -                -            (226)
        -             -                     -             -                    -                 -                -             (31)
        -             -                     -             -                    -                 -                -             (72)
____________________________________________________________________________________________________________________________________

   (1,059)       (2,145)                    -          (189)                   -           (40,420)            (353)           (824)
____________________________________________________________________________________________________________________________________

   (3,955)      (20,708)              (11,706)      (18,351)             (53,072)          (19,761)          (3,645)         (9,563)
____________________________________________________________________________________________________________________________________

  (22,261)      (11,464)              (33,001)        8,495             (150,607)           (5,567)         (11,193)          2,822
____________________________________________________________________________________________________________________________________

  131,090       142,554               120,059       111,564              636,502           642,069           66,118          63,296
____________________________________________________________________________________________________________________________________

$ 108,829      $131,090              $ 87,058      $120,059            $ 485,895         $ 636,502         $ 54,925        $ 66,118
____________________________________________________________________________________________________________________________________

$     613      $    580              $    201      $      -            $   2,538         $     407         $ (2,772)       $ (2,809)
____________________________________________________________________________________________________________________________________

                                                                101

STATEMENTS OF CHANGES IN NET ASSETS (000) - continued
____________________________________________________________________________________________________________________________________

                                                                                                                  Old Mutual
                                                                                                             Large Cap Growth Fund
____________________________________________________________________________________________________________________________________

                                                                                                         4/1/11 to        4/1/10 to
                                                                                                          9/30/11          3/31/11
                                                                                                        (Unaudited)
____________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                                          $     51           $   388
   Net Realized Gain (Loss) from Investments                                                                5,973             9,758
   Net Change in Unrealized Appreciation (Depreciation) on Investments                                    (36,951)           25,792
____________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                                        (30,927)           35,938
____________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                   -              (377)
      Class A                                                                                                   -                 -
      Institutional Class                                                                                       -               (84)
   Net Realized Gains from Investment Transactions:
      Institutional Class                                                                                       -                 -
____________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                            -              (461)
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)                         (15,231)          (33,256)
____________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                (46,158)            2,221
____________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                 209,205           206,984
____________________________________________________________________________________________________________________________________

      End of Period                                                                                     $ 163,047         $ 209,205
____________________________________________________________________________________________________________________________________

   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)   $      51         $       -
____________________________________________________________________________________________________________________________________

(1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                102

____________________________________________________________________________________________________________________________________

           Old Mutual                       Old Mutual                      Old Mutual
          TS&W Mid-Cap                    TS&W Small Cap                  Barrow Hanley                    Old Mutual
           Value Fund                       Value Fund                    Core Bond Fund                Cash Reserves Fund
____________________________________________________________________________________________________________________________________

    4/1/11 to        4/1/10 to      4/1/11 to        4/1/10 to      4/1/11 to        4/1/10 to      4/1/11 to        4/1/10 to
     9/30/11          3/31/11        9/30/11          3/31/11        9/30/11          3/31/11        9/30/11          3/31/11
   (Unaudited)                     (Unaudited)                     (Unaudited)                     (Unaudited)
____________________________________________________________________________________________________________________________________

  $     875          $   2,482      $      2        $    (232)     $     832         $  2,064     $       9        $       68
     21,065             30,522         6,952           16,885            981            1,385            (2)                -
    (55,702)            26,013       (31,084)            (136)           302             (450)            -                 -
____________________________________________________________________________________________________________________________________

    (33,762)            59,017       (24,130)          16,517          2,115            2,999             7                68
____________________________________________________________________________________________________________________________________

          -               (388)            -                -              -                -             -                (3)
          -                (12)            -                -              -                -             -                 -
          -             (1,499)            -                -           (874)          (2,154)           (9)              (65)
          -                  -             -                -              -             (863)            -                 -
____________________________________________________________________________________________________________________________________

          -             (1,899)            -                -           (874)          (3,017)           (9)              (68)
____________________________________________________________________________________________________________________________________

    (60,839)           (24,898)       (7,760)         (13,528)       (10,043)          (9,792)       (9,736)          108,344
____________________________________________________________________________________________________________________________________

    (94,601)            32,220       (31,890)           2,989         (8,802)          (9,810)       (9,738)          108,344
____________________________________________________________________________________________________________________________________

    286,400            254,180       121,456          118,467         47,581           57,391       148,436            40,092
____________________________________________________________________________________________________________________________________

  $ 191,799          $ 286,400      $ 89,566        $ 121,456      $  38,779         $ 47,581     $ 138,698        $  148,436
____________________________________________________________________________________________________________________________________

  $   1,458          $     583      $      2        $       -      $    (146)        $   (104)    $       -        $        -
____________________________________________________________________________________________________________________________________

                                                                103

STATEMENTS OF CHANGES IN NET ASSETS (000) - concluded
____________________________________________________________________________________________________________________________________

                                                                                                              Old Mutual
                                                                                                        Dwight High Yield Fund
____________________________________________________________________________________________________________________________________

                                                                                                       4/1/11 to       4/1/10 to
                                                                                                        9/30/11         3/31/11
                                                                                                      (Unaudited)
____________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income                                                                               $    492        $    917
   Net Realized Gain from Investments                                                                       151             631
   Net Change in Unrealized Appreciation (Depreciation) on Investments                                   (1,129)           (179)
____________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                                         (486)          1,369
____________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                 -               -
      Class A                                                                                                 -               -
      Class C                                                                                                 -               -
      Institutional Class                                                                                  (488)           (914)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                 -               -
      Class A                                                                                                 -               -
      Class C                                                                                                 -               -
      Institutional Class                                                                                     -            (755)
____________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                       (488)         (1,669)
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)                        (1,430)          1,462
____________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                               (2,404)          1,162
____________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                11,162          10,000
____________________________________________________________________________________________________________________________________

      End of Period                                                                                    $  8,758        $ 11,162
____________________________________________________________________________________________________________________________________

   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)  $     24        $     20
____________________________________________________________________________________________________________________________________

(1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                104

                 Old Mutual                           Old Mutual
             Dwight Intermediate                   Dwight Short Term
              Fixed Income Fund                    Fixed Income Fund
________________________________________________________________________________

           4/1/11 to      4/1/10 to             4/1/11 to      4/1/10 to
            9/30/11        3/31/11               9/30/11        3/31/11
          (Unaudited)                          (Unaudited)
________________________________________________________________________________

           $   865        $  2,167              $  1,296        $  2,948
             1,890           3,316                   290           1,398
              (157)         (1,394)                  360            (887)
________________________________________________________________________________

             2,598           4,089                 1,946           3,459
________________________________________________________________________________

              (324)           (407)               (1,194)         (2,539)
              (343)         (1,210)                  (64)           (393)
               (86)           (349)                  (54)           (165)
              (185)           (496)                 (204)           (371)

                 -            (809)                    -               -
                 -          (1,926)                    -               -
                 -            (753)                    -               -
                 -            (673)                    -               -
________________________________________________________________________________

              (938)         (6,623)               (1,516)         (3,468)
________________________________________________________________________________

            (9,398)        (21,271)              (13,334)        (48,434)
________________________________________________________________________________

            (7,738)        (23,805)              (12,904)        (48,443)
________________________________________________________________________________

            78,744         102,549               162,608         211,051
________________________________________________________________________________

           $71,006        $ 78,744              $149,704        $162,608
________________________________________________________________________________

           $   (70)       $      3              $   (229)       $     (9)
________________________________________________________________________________

                                                                105

STATEMENT OF CASH FLOWS (000)

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)

____________________________________________________________________________________________________________________________________

                                                                                                                      Old Mutual
                                                                                                                     Analytic U.S.
                                                                                                                      Long/Short
                                                                                                                         Fund
____________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used In) Operating Activities:
      Interest and Dividends Received (Excludes Net of Amortization/Accretion of $1)                                   $    349
      Purchases of Long-term Investment Securities                                                                      (49,838)
      Proceeds from Sales of Long-term Investments Securities                                                            57,249
      Net Cash Used in Futures Transactions                                                                                (237)
      Net Cash Used in Short Sales Transactions                                                                            (261)
      Net Decrease in Short-term Investments                                                                              5,528
      Dividend and Interest Expense Paid                                                                                    (55)
      Operating Expenses Paid                                                                                              (236)
____________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                           12,499
____________________________________________________________________________________________________________________________________

   Cash Flows Used in Financing Activities:
      Decrease in Shares of Beneficial Interest Sold                                                                    (12,451)
      Increase in Deposits with Prime Brokers                                                                               (42)
____________________________________________________________________________________________________________________________________

   Net Cash Used in Financing Activities                                                                                (12,493)
____________________________________________________________________________________________________________________________________

   Net Increase in Cash                                                                                                       6
   Cash at Beginning of Year                                                                                                  -
____________________________________________________________________________________________________________________________________

   Cash at End of Year                                                                                                 $      6
____________________________________________________________________________________________________________________________________

Reconciliation of Net Decrease in Net Assets from Operations to
   Net Cash Provided from Operating Activities:
   Net Decrease in Net Assets Resulting from Operations                                                                $ (4,520)
____________________________________________________________________________________________________________________________________

   Decrease in Investments                                                                                               17,021
   Decrease in Dividends and Interest Receivable                                                                             20
   Increase in Variation Margin Payable                                                                                      17
   Decrease in Accrued Expenses                                                                                             (39)
____________________________________________________________________________________________________________________________________

   Total Adjustments                                                                                                     17,019
____________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                         $ 12,499
____________________________________________________________________________________________________________________________________

Amount designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                106

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)

                                                                                                                                                                                             Ratio of Net
                Net                    Realized and                                                                             Net                   Net         Ratio           Ratio      Investment
               Asset         Net        Unrealized                  Dividends    Distributions      Total                      Asset                Assets        of Net        of Gross       Income
               Value     Investment      Gains or         Total      from Net        from         Dividends                    Value                  End        Expenses      Expenses to     (Loss)      Portfolio
             Beginning     Income        (Losses)         from      Investment      Capital          and         Redemption     End       Total    of Period    to Average    Average Net    to Average    Turnover
            of Period    (Loss) (1)    on Securities   Operations     Income         Gains       Distributions      Fees     of Period   Return†     (000)      Net Assets*     Assets*,^     Net Assets*    Rate†
_______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

   Class Z
   2011>      $ 11.87      $ 0.02         $(1.54)        $(1.52)      $    -      $    -          $    -           $  -       $ 10.35   (12.81)%   $ 20,016        1.42%@          1.54%        0.37%       117.00%
   2011         10.76        0.12           1.32           1.44        (0.33)          -           (0.33)             -         11.87    13.66%      35,321        1.22%@          1.24%        1.14%       217.63%
   2010          7.85        0.10           2.90           3.00        (0.09)          -           (0.09)             -         10.76    38.30%     125,337        1.28%@          1.23%        1.01%       199.77%
   2009         13.11        0.06          (5.29)         (5.23)       (0.03)          -           (0.03)             -          7.85   (39.91)%    149,755        1.83%@          1.69%        0.57%       184.31%
   2008         14.20        0.03          (1.09)         (1.06)       (0.03)          -           (0.03)             -         13.11    (7.47)%     46,374        1.45%@          1.83%        0.18%       235.64%
   2007         11.70        0.08           2.46           2.54        (0.04)          -           (0.04)             -         14.20    21.74%     150,654        1.24%@          1.56%        0.59%       171.44% (8)

   Class A
   2011>      $ 11.74      $ 0.01         $(1.52)        $(1.51)      $    -      $    -          $    -           $  -       $ 10.23   (12.86)%   $  2,105        1.61%@          2.51%        0.15%       117.00%
   2011         10.67        0.09           1.30           1.39        (0.32)          -           (0.32)             -         11.74    13.29%       2,654        1.47%@          2.20%        0.91%       217.63%
   2010          7.77        0.07           2.89           2.96        (0.06)          -           (0.06)             -         10.67    38.09%       4,616        1.53%@          1.97%        0.76%       199.77%
   2009         13.02        0.01          (5.23)         (5.22)       (0.03)          -           (0.03)             -          7.77   (40.12)%      5,222        2.03%@          2.59%        0.07%       184.31%
   2008         14.15       (0.03)         (1.05)         (1.08)       (0.05)          -           (0.05)             -         13.02    (7.66)%     14,468        1.87%@          2.75%       (0.19)%      235.64%
   2007         11.68        0.05           2.44           2.49        (0.02)          -           (0.02)             -         14.15    21.33%       2,546        1.48%@          2.47%        0.39%       171.44% (8)

   Institutional Class
   2011>      $ 11.86      $ 0.04         $(1.55)        $(1.51)      $    -      $    -          $    -           $  -       $ 10.35   (12.73)%   $  9,111        1.14%@          1.31%        0.61%       117.00%
   2011         10.77        0.14           1.34           1.48        (0.39)          -           (0.39)             -         11.86    14.07%      10,276        1.02%@          1.24%        1.33%       217.63%
   2010          7.86        0.11           2.92           3.03        (0.12)          -           (0.12)             -         10.77    38.60%      15,735        1.09%@          1.18%        1.16%       199.77%
   2009         13.09        0.05          (5.25)         (5.20)       (0.03)          -           (0.03)             -          7.86   (39.73)%     24,956        1.60%@          1.71%        0.50%       184.31%
   2008         14.20        0.02          (1.05)         (1.03)       (0.08)          -           (0.08)             -         13.09    (7.32)%     44,322        1.47%@          1.63%        0.18%       235.64%
   2007 (2)     13.51        0.03           0.66           0.69            -           -               -              -         14.20     5.11%           -        1.01%@      2,495.13%        0.73%       171.44% (8)
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY VALUE FUND

   Class Z
   2011>      $  6.69      $ 0.06         $(0.98)        $(0.92)      $(0.05)     $    -          $(0.05)          $  -       $  5.72   (13.78)%   $ 72,834        0.95%           1.03%        1.74%         8.16%
   2011          6.19        0.09           0.51           0.60        (0.10)          -           (0.10)             -          6.69     9.86%      86,659        0.95%           1.04%        1.58%        13.31%
   2010          4.01        0.10           2.19           2.29        (0.11)          -           (0.11)             -          6.19    57.65%      88,766        1.00%           1.07%        1.87%        24.80%
   2009          6.65        0.16          (2.68)         (2.52)       (0.12)          -           (0.12)             -          4.01   (38.29)%     67,325        1.10%           1.22%        3.03%        17.05%
   2008          8.82        0.14          (0.97)         (0.83)       (0.20)      (1.14)          (1.34)             -          6.65   (11.49)%     86,801        1.10%           1.37%        1.59%         9.69%
   2007         16.61        0.19           1.37           1.56        (0.21)      (9.14)          (9.35)             -          8.82    14.03%     124,884        1.10%           1.43%        1.52%        62.56%

   Class A
   2011>      $  6.67      $ 0.05         $(0.96)        $(0.91)      $(0.05)     $    -          $(0.05)          $  -       $  5.71   (13.78)%   $  2,009        1.20%           1.92%        1.50%         8.16%
   2011          6.17        0.08           0.50           0.58        (0.08)          -           (0.08)             -          6.67     9.59%       2,325        1.20%           2.04%        1.31%        13.31%
   2010          4.00        0.09           2.17           2.26        (0.09)          -           (0.09)             -          6.17    57.05%       2,514        1.26%           1.76%        1.72%        24.80%
   2009          6.64        0.14          (2.66)         (2.52)       (0.12)          -           (0.12)             -          4.00   (38.39)%      2,530        1.35%           2.23%        2.76%        17.05%
   2008          8.80        0.12          (0.97)         (0.85)       (0.17)      (1.14)          (1.31)             -          6.64   (11.68)%      2,379        1.35%           2.38%        1.36%         9.69%
   2007         16.58        0.15           1.38           1.53        (0.17)      (9.14)          (9.31)             -          8.80    13.86%       2,806        1.35%           1.79%        1.27%        62.56%

   Institutional Class
   2011>      $  6.68      $ 0.06         $(0.96)        $(0.90)      $(0.06)     $    -          $(0.06)          $  -       $  5.72   (13.60)%   $ 33,986        0.85%           0.88%        1.84%         8.16%
   2011          6.18        0.10           0.51           0.61        (0.11)          -           (0.11)             -          6.68     9.99%      42,106        0.85%           0.89%        1.67%        13.31%
   2010          4.01        0.11           2.18           2.29        (0.12)          -           (0.12)             -          6.18    57.64%      51,274        0.87%           0.90%        2.01%        24.80%
   2009          6.63        0.17          (2.66)         (2.49)       (0.13)          -           (0.13)             -          4.01   (38.06)%     44,011        0.90%           1.02%        3.24%        17.05%
   2008          8.83        0.41          (1.25)         (0.84)       (0.22)      (1.14)          (1.36)             -          6.63   (11.57)%     51,690        0.90%           1.02%        2.00%         9.69%
   2007 (2)      8.69        0.05           0.09           0.14            -           -               -              -          8.83     1.61%           -        0.93%       2,546.53%        2.10%        62.56%
___________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                107

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)

                                                                                                                                                                                                     Ratio of Net
                Net                   Realized and                                                                                      Net                      Net        Ratio          Ratio      Investment
               Asset         Net       Unrealized                   Dividends    Distributions               Total                     Asset                   Assets       of Net       of Gross       Income
               Value     Investment     Gains or          Total      from Net        from       Return     Dividends                   Value                     End       Expenses     Expenses to     (Loss)       Portfolio
             Beginning     Income       (Losses)          from      Investment      Capital       of          and        Redemption     End        Total      of Period   to Average   Average Net    to Average     Turnover
            of Period    (Loss) (1)   on Securities    Operations     Income         Gains      Capital   Distributions     Fees     of Period    Return†       (000)     Net Assets*    Assets*,^     Net Assets*     Rate†
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL COPPER ROCK INTERNATIONAL SMALL CAP FUND

   Class Z
   2011>      $ 12.14      $ 0.02        $(2.33)         $(2.31)      $    -       $    -        $ -        $    -          $ -        $ 9.83    (19.03)%      $ 81,643      1.30%           1.61%       0.33%       153.42%
   2011          9.44       (0.08)         2.80            2.72        (0.02)           -          -         (0.02)           -         12.14     28.82%        118,679      1.30%           1.59%      (0.80)%      151.76%
   2010          6.37       (0.05)         3.14 (6)        3.09        (0.02)           -          -         (0.02)           -          9.44     48.56% (6)    107,478      1.30%           1.74%      (0.65)%      171.87%
   2009          9.78           -         (3.41) (6)      (3.41)           -            -          -             -            -          6.37    (34.87)% (6)    79,518      1.10%           1.75%      (0.01)%      289.91%
   2008         13.47       (0.03)        (0.96)          (0.99)           -        (2.70)         -         (2.70)           -          9.78    (11.00)%        24,156      1.35%           1.74%      (0.19)%      142.78%
   2007         17.43       (0.12)         0.33            0.21            -        (4.17)         -         (4.17)           -         13.47      5.12%         35,712      1.35%           1.63%      (0.84)%      160.24%

   Class A
   2011>      $ 11.88      $    -        $(2.27)         $(2.27)      $    -       $    -        $ -        $    -          $ -        $ 9.61    (19.11)%      $    132      1.55%           9.73%      (0.01)%      153.42%
   2011          9.25       (0.10)         2.73            2.63            -            -          -             -            -         11.88     28.43%            207      1.55%           3.23%      (1.02)%      151.76%
   2010          6.25       (0.08)         3.09 (6)        3.01        (0.01)           -          -         (0.01)           -          9.25     48.12% (6)        918      1.55%           0.44%      (0.97)%      171.87%
   2009          9.61       (0.03)        (3.33) (6)      (3.36)           -            -          -             -            -          6.25    (34.96)% (6)       720      1.36%           4.20%      (0.32)%      289.91%
   2008         13.31       (0.06)        (0.94)          (1.00)           -        (2.70)         -         (2.70)           -          9.61    (11.22)%         1,261      1.60%           3.03%      (0.49)%      142.78%
   2007         17.31       (0.14)         0.31            0.17            -        (4.17)         -         (4.17)           -         13.31      4.88%          1,296      1.60%           2.13%      (1.08)%      160.24%

   Institutional Class
   2011>      $ 12.20      $ 0.06        $(2.37)         $(2.31)      $    -       $    -        $ -        $    -          $ -        $ 9.89    (18.93)%      $  5,283      1.05%           1.43%       1.09%       153.42%
   2011          9.49       (0.06)         2.81            2.75        (0.04)           -          -         (0.04)           -         12.20     29.00%          1,173      1.05%           2.22%      (0.61)%      151.76%
   2010          6.39       (0.03)         3.16 (6)        3.13        (0.03)           -          -         (0.03)           -          9.49     49.05% (6)      3,168      1.05%           1.14%      (0.35)%      171.87%
   2009          9.80       (0.02)        (3.39) (6)      (3.41)           -            -          -             -            -          6.39    (34.80)% (6)    11,923      1.06%          18.23%      (0.32)%      289.91%
   2008         13.48           -         (0.98)          (0.98)           -        (2.70)         -         (2.70)           -          9.80    (10.92)%             -      1.10%       3,635.24%      (0.02)%      142.78%
   2007 (2)     12.93       (0.03)         0.58            0.55            -            -          -             -            -         13.48      4.25%              -      1.12%       2,509.06%      (0.69)%      160.24%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL FOCUSED FUND

   Class Z
   2011>      $ 22.17      $ 0.08        $(3.69)         $(3.61)      $    -         $  -        $ -        $    -          $ -        $18.56    (16.28)%      $453,702      0.95%           1.28%       0.72%        56.80%
   2011         21.75        0.12          1.71            1.83        (0.15)       (1.26)         -         (1.41)           -         22.17      9.71%        595,397      0.95%           1.32%       0.60%       114.74%
   2010         14.58        0.10          7.20            7.30        (0.13)           -          -         (0.13)           -         21.75     50.14%        577,028      0.95%           1.38%       0.50%       318.10%
   2009         21.84        0.25         (7.20)          (6.95)       (0.24)       (0.07)         -         (0.31)           -         14.58    (31.88)%        42,976      1.12%           1.45%       1.33%       309.24%
   2008         23.53        0.19         (0.86)          (0.67)       (0.06)       (0.96)         -         (1.02)           -         21.84     (3.21)%        17,780      1.15%           1.36%       0.78%        97.93%
   2007         20.36        0.13          3.10            3.23        (0.06)           -          -         (0.06)           -         23.53     15.85%         25,555      1.15%           1.44%       0.57%        95.63%

   Class A
   2011>      $ 21.92      $ 0.05        $(3.62)         $(3.57)      $    -         $  -        $ -        $    -          $ -        $18.35    (16.29)%      $  7,194      1.20%           1.42%       0.46%        56.80%
   2011         21.49        0.08          1.66            1.74        (0.05)       (1.26)         -         (1.31)           -         21.92      9.34%         12,226      1.20%           1.42%       0.40%       114.74%
   2010         14.44        0.10          7.08            7.18        (0.13)           -          -         (0.13)           -         21.49     49.80%         33,875      1.20%           1.38%       0.49%       318.10%
   2009         21.68        0.18         (7.11)          (6.93)       (0.24)       (0.07)         -         (0.31)           -         14.44    (32.04)%         1,950      1.35%           2.76%       1.01%       309.24%
   2008         23.39        0.11         (0.83)          (0.72)       (0.03)       (0.96)         -         (0.99)           -         21.68     (3.46)%         1,690      1.40%           2.20%       0.44%        97.93%
   2007         20.29        0.12          3.03            3.15        (0.05)           -          -         (0.05)           -         23.39     15.52%          3,265      1.40%           1.73%       0.50%        95.63%

   Institutional Class
   2011>      $ 22.23      $ 0.09        $(3.69)         $(3.60)      $    -         $  -        $ -        $    -          $ -        $18.63    (16.19)%      $ 24,999      0.80%           0.88%       0.88%        56.80%
   2011         21.81        0.15          1.71            1.86        (0.18)       (1.26)         -         (1.44)           -         22.23      9.86%         28,879      0.80%           0.95%       0.75%       114.74%
   2010         14.62        0.18          7.18            7.36        (0.17)           -          -         (0.17)           -         21.81     50.44%         31,166      0.80%           0.91%       0.91%       318.10%
   2009         21.81        0.30         (7.17)          (6.87)       (0.25)       (0.07)         -         (0.32)           -         14.62    (31.58)%        15,451      0.71%           0.98%       1.60%       309.24%
   2008         23.54        0.29         (0.93)          (0.64)       (0.13)       (0.96)         -         (1.09)           -         21.81     (3.12)%        23,097      0.80%           1.02%       1.46%        97.93%
   2007 (2)     24.26        0.06         (0.78)          (0.72)           -            -          -             -            -         23.54     (2.97)%             -      0.83%       2,604.40%       0.91%        95.63%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                108

                                                                                                                                                                                                       Ratio of Net
                Net                   Realized and                                                                                        Net                    Net        Ratio           Ratio       Investment
               Asset         Net       Unrealized                  Dividends    Distributions                 Total                      Asset                 Assets       of Net        of Gross        Income
               Value     Investment     Gains or         Total      from Net        from         Return     Dividends                    Value                   End       Expenses      Expenses to      (Loss)      Portfolio
             Beginning     Income       (Losses)         from      Investment      Capital         of          and        Redemption      End       Total     of Period   to Average    Average Net     to Average    Turnover
            of Period    (Loss) (1)   on Securities   Operations     Income         Gains        Capital   Distributions     Fees      of Period   Return†      (000)     Net Assets*     Assets*,^      Net Assets*    Rate†
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL HEITMAN REIT FUND

   Class Z
   2011>      $  8.66      $ 0.05        $(1.06)        $(1.01)      $(0.05)      $    -        $    -       $(0.05)         $ -        $ 7.60     (11.74)%    $ 46,511      1.15%           1.20%         1.23%        59.62%
   2011          7.10        0.06          1.60           1.66        (0.06)           -         (0.04)(3)    (0.10)           -          8.66      23.59%       49,863      1.19%           1.24%         0.75%       169.65%
   2010          3.67        0.12          3.44           3.56        (0.13)           -             -        (0.13)           -          7.10      98.07%       41,059      1.25%           1.32%         2.20%       182.26%
   2009          9.12        0.21         (5.50)         (5.29)       (0.16)           -             -        (0.16)           -          3.67     (58.68)%      23,233      1.07%           1.23%         2.97%        86.69%
   2008         15.34        0.09         (2.85)         (2.76)       (0.27)       (3.19)            -        (3.46)           -          9.12     (18.90)%      68,843      1.25%           1.36%         0.71%        66.23%
   2007         14.28        0.12          2.57           2.69        (0.30)       (1.33)            -        (1.63)           -         15.34      19.20%      181,763      1.25%           1.30%         0.79%        67.95%

   Class A
   2011>      $  8.61      $ 0.04        $(1.06)        $(1.02)      $(0.03)      $    -        $    -       $(0.03)         $ -        $ 7.56     (11.85)%    $  4,332      1.50%           1.74%         0.86%        59.62%
   2011          7.06        0.05          1.58           1.63        (0.05)           -         (0.03)(3)    (0.08)           -          8.61      23.16%        5,293      1.50%           1.75%         0.58%       169.65%
   2010          3.65        0.11          3.42           3.53        (0.12)           -             -        (0.12)           -          7.06      97.55%        9,457      1.50%           1.63%         1.92%       182.26%
   2009          9.08        0.20         (5.49)         (5.29)       (0.14)           -             -        (0.14)           -          3.65     (58.85)%       4,333      1.40%           1.95%         2.78%        86.69%
   2008         15.34        0.29         (3.07)         (2.78)       (0.29)       (3.19)            -        (3.48)           -          9.08     (19.05)%      10,438      1.50%           1.64%         3.14%        66.23%
   2007         14.28        0.08          2.57           2.65        (0.26)       (1.33)            -        (1.59)           -         15.34      18.89%          389      1.50%           2.71%         0.56%        67.95%

   Institutional Class
   2011>      $  8.61      $ 0.06        $(1.05)        $(0.99)      $(0.06)      $    -        $    -       $(0.06)         $ -        $ 7.56     (11.61)%    $  4,082      0.95%           1.16%         1.33%        59.62%
   2011          7.06        0.08          1.59           1.67        (0.07)           -         (0.05)(3)    (0.12)           -          8.61      23.86%       10,962      0.95%           1.13%         1.07%       169.65%
   2010          3.65        0.12          3.44           3.56        (0.15)           -             -        (0.15)           -          7.06      98.52%       12,780      0.95%           1.22%         1.92%       182.26%
   2009          9.06        0.17         (5.41)         (5.24)       (0.17)           -             -        (0.17)           -          3.65     (58.56)%       2,304      0.91%           1.31%         2.06%        86.69%
   2008         15.34        0.32         (3.07)         (2.75)       (0.34)       (3.19)            -        (3.53)           -          9.06     (18.85)%      24,318      0.95%           1.26%         3.98%        66.23%
   2007 (2)     15.00        0.10          0.40           0.50        (0.16)           -             -        (0.16)           -         15.34       3.37%            -      0.96%       2,435.56%         2.22%        67.95%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL LARGE CAP GROWTH FUND

   Class Z
   2011>      $ 19.24      $    -        $(3.04)        $(3.04)      $    -       $    -        $    -       $    -          $ -        $16.20     (15.80)%    $150,542      0.88%           1.31%         0.05%        14.78%
   2011         16.21        0.03          3.04           3.07        (0.04)           -             -        (0.04)           -         19.24      18.93%      188,671      0.98%           1.32%         0.18%        33.10%
   2010         11.18        0.04          5.05           5.09        (0.05)           -         (0.01)       (0.06)           -         16.21      45.52%      178,941      1.08%           1.44%         0.27%        99.02%
   2009         18.91        0.02         (7.75)         (7.73)           -            -             -            -            -         11.18     (40.88)%     136,809      1.25%           1.61%         0.14%       160.62%
   2008         18.28       (0.06)         0.69           0.63            -            -             -            -            -         18.91       3.45%       94,245      1.25%           1.68%        (0.31)%      112.65%
   2007         17.78       (0.08)         0.58           0.50            -            -             -            -            -         18.28       2.81%      111,341      1.25%           1.51%        (0.44)%      157.06%

   Class A
   2011>      $ 18.95      $(0.02)       $(2.99)        $(3.01)      $    -       $    -        $    -       $    -          $ -        $15.94     (15.88)%    $    691      1.13%           2.75%        (0.22)%       14.78%
   2011         15.98       (0.01)         2.98           2.97            -            -             -            -            -         18.95      18.59%        1,111      1.23%           2.70%        (0.07)%       33.10%
   2010         11.01           -          4.98           4.98        (0.01)           -             -        (0.01)           -         15.98      45.22%        1,066      1.36%           0.36%         0.01%        99.02%
   2009         18.69       (0.01)        (7.67)         (7.68)           -            -             -            -            -         11.01     (41.09)%       1,700      1.50%           2.44%        (0.06)%      160.62%
   2008         18.11       (0.10)         0.68           0.58            -            -             -            -            -         18.69       3.20%        2,002      1.50%           3.31%        (0.51)%      112.65%
   2007         17.66       (0.12)         0.57           0.45            -            -             -            -            -         18.11       2.55%          660      1.50%           2.78%        (0.67)%      157.06%

   Institutional Class
   2011>      $ 19.35      $ 0.01        $(3.06)        $(3.05)      $    -       $    -        $    -       $    -          $ -        $16.30     (15.76)%    $ 11,814      0.78%           0.89%         0.10%        14.78%
   2011         16.31        0.05          3.04           3.09        (0.05)           -             -        (0.05)           -         19.35      18.99%       19,423      0.88%           0.85%         0.28%        33.10%
   2010         11.25        0.06          5.07           5.13        (0.05)           -         (0.02)       (0.07)           -         16.31      45.69%       26,977      0.90%           0.79%         0.41%        99.02%
   2009         18.96        0.19         (7.90)         (7.71)           -            -             -            -            -         11.25     (40.66)%       1,610      0.95%           8.98%         1.74%       160.62%
   2008         18.29       (0.01)         0.68           0.67            -            -             -            -            -         18.96       3.66%            -      0.95%       3,758.64%        (0.05)%      112.65%
   2007 (2)     18.33       (0.01)        (0.03)         (0.04)           -            -             -            -            -         18.29      (0.22)%           -      0.97%       2,564.04%        (0.16)%      157.06%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                109

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)

                                                                                                                                                                                               Ratio of Net
              Net                     Realized and                                                                           Net                       Net          Ratio          Ratio        Investment
             Asset         Net         Unrealized                Dividends    Distributions      Total                      Asset                     Assets       of Net        of Gross         Income
             Value      Investment      Gains or       Total      from Net        from          Dividends                   Value                      End        Expenses      Expenses to       (Loss)       Portfolio
           Beginning      Income        (Losses)       from      Investment      Capital          and        Redemption      End      Total         of Period    to Average     Average Net     to Average     Turnover
           of Period    (Loss) (1)   on Securities   Operations    Income         Gains       Distributions    Fees       of Period  Return†          (000)      Net Assets*     Assets*,^      Net Assets*      Rate†
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W MID-CAP VALUE FUND

   Class Z
   2011>    $  9.50       $ 0.03        $(1.40)        $(1.37)    $    -         $    -          $    -       $     -      $  8.13   (14.42)%      $  61,356        1.12%            1.36%         0.68%         43.27%
   2011        7.92         0.07          1.56           1.63      (0.05)             -           (0.05)            -         9.50    20.59%          76,756        1.12%            1.37%         0.80%         89.21%
   2010        5.65         0.05          2.26           2.31      (0.04)             -           (0.04)            -         7.92    40.90%          76,965        1.12%            1.38%         0.64%        125.29%
   2009††      6.02         0.07         (0.41)         (0.34)     (0.03)             -           (0.03)            -         5.65    (5.60)%         60,618        1.12%            3.20%         1.29%        163.38%

   Class A
   2011>    $  9.42       $    -        $(1.37)        $(1.37)    $    -         $    -          $    -       $     -      $  8.05   (14.54)%      $   1,406        1.40%            2.42%         0.11%         43.27%
   2011        7.86         0.04          1.54           1.58      (0.02)             -           (0.02)            -         9.42    20.14%           4,234        1.40%            2.10%         0.53%         89.21%
   2010        5.61         0.03          2.24           2.27      (0.02)             -           (0.02)            -         7.86    40.41%           5,408        1.40%            1.94%         0.36%        125.29%
   2009        8.69         0.02         (3.07)         (3.05)     (0.03)             -           (0.03)            -         5.61   (35.07)%          5,304        1.40%            2.53%         0.29%        163.38%
   2008 (5)   10.00         0.01         (1.32)         (1.31)         -              -               -             -         8.69   (13.10)%          2,340        1.40%            3.69%         0.17%         66.60%

   Institutional Class
   2011>    $  9.49       $ 0.03        $(1.39)        $(1.36)    $    -         $    -          $    -       $     -      $  8.13   (14.33)%      $ 129,037        1.00%            1.07%         0.75%         43.27%
   2011        7.92         0.08          1.55           1.63      (0.06)             -           (0.06)            -         9.49    20.61%         205,410        1.00%            1.06%         0.91%         89.21%
   2010        5.65         0.06          2.25           2.31      (0.04)             -           (0.04)            -         7.92    41.01%         171,807        1.00%            1.06%         0.82%        125.29%
   2009        8.72         0.05         (3.08)         (3.03)     (0.04)             -           (0.04)            -         5.65   (34.81)%         57,430        1.00%            1.18%         0.58%        163.38%
   2008 (5)   10.00         0.04         (1.31)         (1.27)     (0.01)             -           (0.01)            -         8.72   (12.75)%         56,426        1.00%            1.10%         0.57%         66.60%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W SMALL CAP VALUE FUND

   Class Z
   2011>    $ 19.55       $    -        $(4.10)        $(4.10)    $    -         $    -          $    -       $     -      $ 15.45   (20.97)%      $  71,599        1.25%            1.26%        (0.02)%        19.22%
   2011       16.80        (0.04)         2.79           2.75          -              -               -             -        19.55    16.37%          98,269        1.25%            1.26%        (0.23)%        55.43%
   2010       11.29         0.03          5.51           5.54      (0.03)             -           (0.03)            -        16.80    49.10%          86,737        1.25%            1.30%         0.18%         83.31%
   2009       19.76         0.02         (6.77) (6)     (6.75)     (0.02)         (1.70)          (1.72)            -        11.29   (34.57)% (6)     55,976        1.23%            1.37%         0.15%        139.92%
   2008       26.30        (0.13)        (2.52)         (2.65)         -          (3.89)          (3.89)            -        19.76   (11.53)%         45,862        1.30%            1.49%        (0.51)%        40.37%
   2007       28.15        (0.14)         2.48           2.34          -          (4.19)          (4.19)            -        26.30     8.80%          67,029        1.30%            1.45%        (0.53)%        35.43%

   Class A
   2011>    $ 19.06       $(0.02)       $(3.99)        $(4.01)    $    -         $    -          $    -       $     -      $ 15.05   (21.04)%      $   2,186        1.50%            2.26%        (0.27)%        19.22%
   2011       16.43        (0.08)         2.71           2.63          -              -               -             -        19.06    16.01%           3,068        1.50%            2.10%        (0.46)%        55.43%
   2010       11.05        (0.01)         5.39           5.38          -              -               -             -        16.43    48.71%           4,815        1.50%            1.47%        (0.08)%        83.31%
   2009       19.43            -         (6.66) (6)     (6.66)     (0.02)         (1.70)          (1.72)            -        11.05   (34.71)% (6)      2,160        1.53%            3.25%        (0.01)%       139.92%
   2008       25.99        (0.16)        (2.51)         (2.67)         -          (3.89)          (3.89)            -        19.43   (11.75)%          1,137        1.55%            4.57%        (0.71)%        40.37%
   2007       27.93        (0.21)         2.46           2.25          -          (4.19)          (4.19)            -        25.99     8.54%             856        1.55%            2.17%        (0.78)%        35.43%

   Institutional Class
   2011>    $ 19.65       $ 0.01        $(4.12)        $(4.11)    $    -         $    -          $    -       $     -      $ 15.54   (20.92)%      $  15,781        1.10%            1.17%         0.14%         19.22%
   2011       16.87        (0.01)         2.79           2.78          -              -               -             -        19.65    16.48%          20,119        1.10%            1.18%        (0.08)%        55.43%
   2010       11.32         0.05          5.54           5.59      (0.04)             -           (0.04)            -        16.87    49.46%          26,915        1.10%            1.16%         0.34%         83.31%
   2009††     14.28         0.02         (1.26) (6)     (1.24)     (0.02)         (1.70)          (1.72)            -        11.32     9.52)% (6)          -        1.09%       24,873.11%         0.15%        139.92%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY CORE BOND FUND

   Institutional Class
   2011>    $ 10.42       $ 0.19        $ 0.28         $ 0.47     $(0.20)        $    -          $(0.20)      $     -      $ 10.69     4.56%       $  38,779        0.70%            0.80%         3.65%         30.56%
   2011       10.47         0.41          0.15           0.56      (0.43)         (0.18)          (0.61)            -        10.42     5.38%          47,581        0.70%            0.82%         3.84%         90.91%
   2010        9.96         0.47          0.75           1.22      (0.48)         (0.23)          (0.71)            -        10.47    12.42%          57,391        0.70%            0.78%         4.51%        114.66%
   2009       10.19         0.45         (0.09)          0.36      (0.45)         (0.14)          (0.59)            -         9.96     3.72%          43,091        0.70%            0.75%         4.57%        201.34%
   2008 (4)   10.00         0.17          0.19           0.36      (0.17)             -           (0.17)            -        10.19     3.58%          47,060        0.70%            0.95%         4.68%         70.77%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                110

                                                                                                                                                                                               Ratio of Net
              Net                     Realized and                                                                           Net                       Net          Ratio          Ratio        Investment
             Asset         Net         Unrealized                Dividends    Distributions      Total                      Asset                     Assets       of Net        of Gross         Income
             Value      Investment      Gains or       Total      from Net        from          Dividends                   Value                      End        Expenses      Expenses to       (Loss)       Portfolio
           Beginning      Income        (Losses)       from      Investment      Capital          and        Redemption      End      Total         of Period    to Average     Average Net     to Average     Turnover
           of Period    (Loss) (1)   on Securities   Operations    Income         Gains       Distributions    Fees       of Period  Return†          (000)      Net Assets*     Assets*,^      Net Assets*      Rate†
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL CASH RESERVES FUND

   Class Z
   2011>    $  1.00       $    -        $    -         $    -     $    -         $    -          $    -       $     -      $  1.00     0.00%       $  22,025        0.18%            0.79%         0.00%           n/a
   2011        1.00            -             -              -          -              -               -             -         1.00     0.01%          21,626        0.28%            0.86%         0.01%           n/a
   2010        1.00            -             -              -          -              -               -             -         1.00     0.10%          25,019        0.27%            1.09%         0.10%           n/a
   2009        1.00         0.01             -           0.01      (0.01)             -           (0.01)            -         1.00     1.49%          32,732        0.72%            1.10%         1.51%           n/a
   2008        1.00         0.04             -           0.04      (0.04)             -           (0.04)            -         1.00     4.18%          37,542        0.73%            0.99%         4.11%           n/a
   2007        1.00         0.04             -           0.04      (0.04)             -           (0.04)            -         1.00     4.56%          32,909        0.73%            0.94%         4.47%           n/a

   Class A
   2011>    $  1.00       $    -        $    -         $    -     $    -         $    -          $    -       $     -      $  1.00     0.00%       $     324        0.19%            4.36%         0.00%           n/a
   2011        1.00            -             -              -          -              -               -             -         1.00     0.00%             465        0.29%            2.70%         0.00%           n/a
   2010        1.00            -             -              -          -              -               -             -         1.00     0.10%           1,072        0.25%            2.45%         0.10%           n/a
   2009        1.00         0.01             -           0.01      (0.01)             -           (0.01)            -         1.00     1.26%           1,045        0.93%            4.23%         1.10%           n/a
   2008 (7)    1.00         0.02          0.01           0.03      (0.03)             -           (0.03)            -         1.00     3.05%             907        0.98%            7.21%         2.99%           n/a

   Institutional Class
   2011>    $  1.00       $    -        $    -         $    -     $    -         $    -          $    -       $     -      $  1.00     0.01%       $ 116,349        0.17%            0.37%         0.01%           n/a
   2011        1.00            -             -              -          -              -               -             -         1.00     0.09%         126,345        0.20%            0.42%         0.08%           n/a
   2010        1.00            -             -              -          -              -               -             -         1.00     0.10% (9)      14,001        0.20%            4.26%         0.03%           n/a
   2009        1.00         0.02         (0.00)          0.02      (0.02)             -           (0.02)            -         1.00     1.50% (9)           1        0.43%        6,149.85%         1.77%           n/a
   2008 (7)    1.00         0.03          0.01           0.04      (0.04)             -           (0.04)            -         1.00     3.35% (9)           1        0.73%        1,509.12%         3.96%           n/a
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT HIGH YIELD FUND

   Institutional Class
   2011>    $ 10.29       $ 0.45        $(0.93)        $(0.48)    $(0.45)        $    -          $(0.45)      $     -      $  9.36    (4.90)%      $   8,758        0.80%            1.00%         8.85%         47.97%
   2011       10.67         0.98          0.47           1.45      (0.98)         (0.85)          (1.83)            -        10.29    14.81%          11,162        0.80%            1.21%         9.33%        145.96%
   2010        7.72         1.31          3.07           4.38      (1.28)         (0.15)          (1.43)            -        10.67    59.30%          10,000        0.80%            1.04%        13.34%        292.11%
   2009        9.29         0.85         (1.55)         (0.70)     (0.87)             -           (0.87)            -         7.72    (7.78)%          9,326        0.80%            1.05%        10.04%         74.19%
   2008 (4)   10.00         0.36         (0.69)         (0.33)     (0.38)             -           (0.38)            -         9.29    (3.39)%          8,602        0.80%            1.86%        10.90%         10.78%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

 OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

   Class Z
   2011>    $  9.87       $ 0.12        $ 0.22         $ 0.34     $(0.13)        $    -          $(0.13)      $     -      $ 10.08     3.47%       $  20,981        0.58%            0.78%         2.41%        329.36%
   2011       10.24         0.29          0.21           0.50      (0.33)         (0.54)          (0.87)            -         9.87     5.00%          22,930        0.58%            0.89%         2.86%        575.48%
   2010        9.79         0.38          0.55           0.93      (0.39)         (0.09)          (0.48)            -        10.24     9.62%          10,659        0.58%            0.79%         3.71%        456.70%
   2009       10.17         0.47         (0.09) (6)      0.38      (0.47)         (0.29)          (0.76)            -         9.79     3.97% (6)       6,489        0.53%            1.90%         4.78%        214.25%
   2008       10.09         0.50          0.04           0.54      (0.46)             -           (0.46)            -        10.17     5.50%           2,721        0.82%            1.79%         4.64%        277.91%
   2007        9.97         0.46          0.12           0.58      (0.46)             -           (0.46)            -        10.09     5.99%           7,574        0.85%            1.60%         4.62%        462.98%

   Class A
   2011>    $  9.88       $ 0.11        $ 0.22         $ 0.33     $(0.12)        $    -          $(0.12)      $     -      $ 10.09     3.33%       $  27,433        0.83%            1.04%         2.17%        329.36%
   2011       10.24         0.27          0.21           0.48      (0.30)         (0.54)          (0.84)            -         9.88     4.83%          30,532        0.83%            1.05%         2.61%        575.48%
   2010        9.80         0.35          0.54           0.89      (0.36)         (0.09)          (0.45)            -        10.24     9.24%          52,148        0.83%            1.00%         3.47%        456.70%
   2009       10.18         0.44         (0.09) (6)      0.35      (0.44)         (0.29)          (0.73)            -         9.80     3.75% (6)      34,967        0.83%            1.15%         4.51%        214.25%
   2008       10.09         0.43          0.10           0.53      (0.44)             -           (0.44)            -        10.18     5.37%             808        1.04%            4.71%         4.40%        277.91%
   2007        9.97         0.44          0.12           0.56      (0.44)             -           (0.44)            -        10.09     5.78%             590        1.10%            3.68%         4.41%        462.98%

   Class C
   2011>    $  9.87       $ 0.07        $ 0.22         $ 0.29     $(0.08)        $    -          $(0.08)      $     -      $ 10.08     2.95%       $  10,105        1.58%            1.90%         1.42%        329.36%
   2011       10.24         0.19          0.21           0.40      (0.23)         (0.54)          (0.77)            -         9.87     3.93%          11,462        1.58%            1.87%         1.86%        575.48%
   2010        9.79         0.28          0.55           0.83      (0.29)         (0.09)          (0.38)            -        10.24     8.54%          20,717        1.58%            1.79%         2.73%        456.70%
   2009       10.17         0.36         (0.08) (6)      0.28      (0.37)         (0.29)          (0.66)            -         9.79     2.97% (6)      14,759        1.58%            2.33%         3.72%        214.25%
   2008       10.09         0.32          0.12           0.44      (0.36)             -           (0.36)            -        10.17     4.51%           1,102        1.70%            7.92%         3.74%        277.91%
   2007        9.98         0.36          0.11           0.47      (0.36)             -           (0.36)            -        10.09     4.84%              93        1.85%            7.98%         3.63%        462.98%

   Institutional Class
   2011>    $  9.89       $ 0.13        $ 0.20         $ 0.33     $(0.13)        $    -          $(0.13)      $     -      $ 10.09     3.40%       $  12,487        0.50%            0.70%         2.49%        329.36%
   2011       10.25         0.30          0.22           0.52      (0.34)         (0.54)          (0.88)            -         9.89     5.18%          13,820        0.50%            0.70%         2.94%        575.48%
   2010        9.80         0.38          0.55           0.93      (0.39)         (0.09)          (0.48)            -        10.25     9.70%          19,025        0.50%            0.66%         3.75%        456.70%
   2009       10.17         0.47         (0.08) (6)      0.39      (0.47)         (0.29)          (0.76)            -         9.80     4.07% (6)      20,458        0.50%            0.75%         4.69%        214.25%
   2008       10.09         0.43          0.16           0.59      (0.51)             -           (0.51)            -        10.17     6.04%          69,653        0.54%            0.58%         4.75%        277.91%
   2007 (2)   10.10         0.14             -           0.14      (0.15)             -           (0.15)            -        10.09     1.36%               -        0.58%        2,560.19%         5.21%        462.98%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                111

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)

                                                                                                                                                                                               Ration of Net
              Net                     Realized and                                                                           Net                       Net          Ratio          Ratio        Investment
             Asset         Net         Unrealized                Dividends    Distributions      Total                      Asset                     Assets       of Net        of Gross         Income
             Value      Investment      Gains or       Total      from Net        from          Dividends                   Value                      End        Expenses      Expenses to       (Loss)       Portfolio
           Beginning      Income        (Losses)       from      Investment      Capital          and        Redemption      End      Total         of Period    to Average     Average Net     to Average     Turnover
           of Period    (Loss) (1)   on Securities   Operations    Income         Gains       Distributions    Fees       of Period  Return†          (000)      Net Assets*     Assets*,^      Net Assets*      Rate†
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

   Class Z
   2011>    $ 10.04       $ 0.09        $ 0.03         $ 0.12     $(0.10)        $    -          $(0.10)      $     -      $ 10.06     1.20%        $117,953        0.70%           0.65%          1.70%         79.48%
   2011       10.05         0.17          0.02           0.19      (0.20)             -           (0.20)            -        10.04     1.88%         123,841        0.70%           0.66%          1.68%        105.97%
   2010        9.76         0.26          0.29           0.55      (0.26)             -           (0.26)            -        10.05     5.73%         135,568        0.70%           0.62%          2.62%        186.26%
   2009        9.98         0.38         (0.24)          0.14      (0.36)             -           (0.36)            -         9.76     1.45%         131,759        0.70%           0.71%          3.90%        262.55%
   2008        9.90         0.42          0.06           0.48      (0.40)             -           (0.40)            -         9.98     4.90%         158,524        0.70%           0.87%          4.15%        188.14%
   2007        9.77         0.37          0.12           0.49      (0.36)             -           (0.36)            -         9.90     5.14%         187,897        0.70%           0.91%          3.74%        163.81%

Class A
   2011>    $ 10.04       $ 0.07        $ 0.04         $ 0.11     $(0.09)        $    -          $(0.09)      $     -      $ 10.06     1.07%        $  5,894        0.95%           1.31%          1.45%         79.48%
   2011       10.05         0.15          0.01           0.16      (0.17)             -           (0.17)            -        10.04     1.62%           8,906        0.95%           1.06%          1.47%        105.97%
   2010        9.76         0.24          0.29           0.53      (0.24)             -           (0.24)            -        10.05     5.48%          40,848        0.95%           0.96%          2.36%        186.26%
   2009        9.99         0.35         (0.23)          0.12      (0.35)             -           (0.35)            -         9.76     1.23%          27,262        0.95%           1.06%          3.56%        262.55%
   2008        9.90         0.39          0.08           0.47      (0.38)             -           (0.38)            -         9.99     4.80%           1,104        0.95%           2.75%          3.86%        188.14%
   2007        9.77         0.34          0.13           0.47      (0.34)             -           (0.34)            -         9.90     4.88%              58        0.95%           8.65%          3.50%        163.81%

Class C
   2011>    $ 10.03       $ 0.05        $ 0.04         $ 0.09     $(0.06)        $    -          $(0.06)      $     -      $ 10.06     0.91%        $  7,937        1.45%           1.59%          0.95%         79.48%
   2011       10.04         0.10          0.01           0.11      (0.12)             -           (0.12)            -        10.03     1.12%           9,763        1.45%           1.54%          0.94%        105.97%
   2010        9.75         0.18          0.30           0.48      (0.19)             -           (0.19)            -        10.04     4.95%          17,726        1.45%           1.50%          1.85%        186.26%
   2009        9.98         0.30         (0.24)          0.06      (0.29)             -           (0.29)            -         9.75     0.63%          11,939        1.45%           1.74%          3.07%        262.55%
   2008        9.90         0.30          0.11           0.41      (0.33)             -           (0.33)            -         9.98     4.21%           2,589        1.45%           2.73%          3.43%        188.14%
   2007        9.77         0.29          0.13           0.42      (0.29)             -           (0.29)            -         9.90     4.36%              55        1.45%           9.27%          3.00%        163.81%

Institutional Class
   2011>    $ 10.03       $ 0.09        $ 0.05         $ 0.14     $(0.11)        $    -          $(0.11)      $     -      $ 10.06     1.37%        $ 17,920        0.55%           0.64%          1.85%         79.48%
   2011       10.04         0.18          0.02           0.20      (0.21)             -           (0.21)            -        10.03     2.04%          20,098        0.55%           0.65%          1.83%        105.97%
   2010        9.75         0.26          0.31           0.57      (0.28)             -           (0.28)            -        10.04     5.88%          16,909        0.55%           0.73%          2.55%        186.26%
   2009        9.97         0.39         (0.23)          0.16      (0.38)             -           (0.38)            -         9.75     1.64%             156        0.55%          39.49%          3.99%        262.55%
   2008        9.90         0.42          0.07           0.49      (0.42)             -           (0.42)            -         9.97     5.07%              25        0.55%         566.32%          4.60%        188.14%
   2007 (2)    9.87         0.12          0.03           0.15      (0.12)             -           (0.12)            -         9.90     1.48%               -        0.56%       2,553.82%          4.30%        163.81%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

n/a  Not Applicable                                                                 5    The Old Mutual TS&W Mid-Cap Value Fund commenced operations on June 4, 2007.
*    Ratios for periods of less than one year have been annualized.                 6    Impact of payment from affiliate was less than $0.01 per share and 0.01%,
†    Total returns and portfolio turnover rates are for the period indicated and         respectively.
     have not been annualized. Total return would have been lower had certain       7    Class A and Institutional Class shares commenced operations on June 4, 2007.
     expenses not been waived by Old Mutual Capital during the year. Returns        8    Ratio has been revised to present a corrected calculation. A higher turnover rate
     shown do not reflect the deduction of taxes that a shareholder would pay on         increases transaction costs (e.g. brokerage commissions) and increases realized gains
     fund distributions or the redemption of fund shares. Returns shown exclude          and losses. There were no changes in the net realized gains and losses as reported in
     any applicable sales charge.                                                        the March 31, 2007 annual report as a result of the corrected calculation.
††   Class commenced operations on December 9, 2008.                                9    Total return has been revised to present a corrected calculation.
^    See Note 10.                                                                   @    For Analytic U.S. Long/Short Fund, the ratio of expenses to average net assets
>    For the six-month period ended September 30, 2011.                                  includes dividend expense on securities sold short. Following is the impact of these expenses as a ratio to average net assets:
1    Per share amounts for the year or period are calculated based on average
     outstanding shares.                                                                                                                       Institutional
2    Class commenced operations on December 20, 2006.                                                                      Class Z   Class A       Class
3    Historically, the Old Mutual Heitman REIT Fund has distributed to its               _____________________________________________________________________
     shareholders amounts approximating dividends received from the REITs. A
     portion of such distributions may include a return of capital.                      2011>                              0.19%     0.19%        0.19%
4    Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield            2011                               0.02%     0.02%        0.02%
     Fund commenced operations on November 19, 2007.                                     2010                               0.08%     0.08%        0.08%
                                                                                         2009                               0.58%     0.54%        0.55%
                                                                                         2008                               0.26%     0.27%        0.26%
                                                                                         2007                               0.16%     0.16%        0.13%
                                                                                         _____________________________________________________________________

                                                                                         Amounts designated as "-" are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

                                                                112

NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds II (the "Trust"), a Delaware statutory trust incorporated effective July 16, 2001, is registered under the
Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust currently offers the following Funds: the Old Mutual Analytic U.S. Long/Short Fund (the "Analytic U.S. Long/Short Fund"), the Old Mutual Barrow
Hanley Value Fund (the "Barrow Hanley Value Fund"), the Old Mutual Focused Fund (the "Focused Fund"), the Old Mutual Heitman REIT
Fund (the "Heitman REIT Fund"), the Old Mutual Large Cap Growth Fund (the "Large Cap Growth Fund"), the Old Mutual Copper Rock
International Small Cap Fund (the "Copper Rock International Small Cap Fund"), the Old Mutual TS&W Mid-Cap Value Fund (the "TS&W
Mid-Cap Value Fund"), the Old Mutual TS&W Small Cap Value Fund (the "TS&W Small Cap Value Fund"), the Old Mutual Barrow Hanley
Core Bond Fund (the "Barrow Hanley Core Bond Fund"), the Old Mutual Cash Reserves Fund (the "Cash Reserves Fund"), the Old Mutual
Dwight High Yield Fund (the "Dwight High Yield Fund"), the Old Mutual Dwight Intermediate Fixed Income Fund (the "Dwight
Intermediate Fixed Income Fund") and the Old Mutual Dwight Short Term Fixed Income Fund (the "Dwight Short Term Fixed Income
Fund"), each a "Fund" and collectively, the "Funds".

On May 20, 2011, the Copper Rock International Small Cap Fund (formerly, the Old Mutual Strategic Small Company Fund) changed its investment strategy from a domestic small cap strategy to an international small cap strategy and Copper Rock Capital Partners,
LLC ("Copper Rock") became the sole sub-adviser to the Fund.

Shareholders may purchase shares of the Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund, Focused Fund, Heitman REIT Fund,
Large Cap Growth Fund, Copper Rock International Small Cap Fund, TS&W Mid-Cap Value Fund, TS&W Small Cap Value Fund, and Cash
Reserves Fund through three separate classes, Class A, Institutional Class and Class Z shares. Shareholders may purchase shares of the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund through four separate classes, Class A, Class C,
Institutional Class and Class Z shares. Shareholders may purchase Institutional Class shares of the Barrow Hanley Core Bond Fund and Dwight High Yield Fund. All classes have equal voting rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs, transfer agency costs and each class has exclusive voting rights with respect to its distribution plan and service plan, as applicable. Except for these differences, each class share of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company, with the exception of the Barrow Hanley Value Fund, Focused Fund, Large Cap Growth Fund and Cash Reserves
Fund, which are classified as non-diversified management investment companies. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

Security Valuation - Investment securities of a Fund, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time)
(the "Valuation Time") on each day that the NYSE is open for trading for all series portfolios of the Trust other than the Cash
Reserves Fund. If there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market for long positions and the most recent quoted ask price for short positions.
For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by the Board of Trustees (the "Board").

Investments held by the Cash Reserves Fund are valued using the amortized cost method of valuation permitted in accordance with meeting certain conditions and regulations as set forth under Rule 2a-7 of the 1940 Act. Under the amortized cost method, an investment is valued at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the investment.

                                                                113

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value
Procedures are implemented through a Valuation Committee (the "Committee") designated by the Board. A security may be valued using Fair Value Procedures if, among other things the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund's net asset value ("NAV").

Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. ("Old Mutual Capital" or the
"Adviser") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Fair Value Disclosure - The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Accounting
Standards Codification 820-10, Fair Value Measurements and Disclosures, ("ASC 820-10"). ASC 820-10 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. Foreign securities, if any, are fair valued by utilizing quotations of an independent pricing service and are categorized as Level 2 securities. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. For each Fund there were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period. The aggregate value by input level, as of September 30, 2011, for each Fund's investments, as well as a reconciliation of assets for which Level 3 inputs were assigned, is included in the
Schedule of Investments.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and dividend expense on securities sold short is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid annually, if available, with the exception of the Barrow Hanley Value Fund, Heitman REIT Fund, Barrow Hanley Core Bond Fund, Cash Reserves Fund, Dwight
High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund. Dividends from net investment income for the Barrow Hanley Value Fund are declared and paid on a semi-annual basis. Dividends from net investment income for the Heitman REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Barrow Hanley Core
Bond Fund, Cash Reserves Fund, Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income
Fund are declared daily and paid monthly. Distributions to shareholders are recognized on the ex-dividend date. Distributions from net realized capital gains for each Fund are generally made to shareholders annually, if available.

                                                                114

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Tri-Party Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by a third-party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

TBA Purchase Commitments - The Funds (except the Cash Reserves Fund) may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date.
This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation"
above.

Mortgage Dollar Rolls - The Funds (except the Cash Reserves Fund) may enter into mortgage dollar rolls (principally using TBAs) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made on behalf of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as components of realized gains or loss for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - The Funds are subject to equity price risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may utilize futures contracts to enhance investment returns, as an efficient way to gain broad market exposure with reduced transaction costs, and/or to hedge against overall equity market volatility and other risks in a Fund's portfolio. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

                                                                115

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Options - The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the
Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds'
option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since the options utilized by the Funds are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

Short Sales - The Funds (except the Dwight Intermediate Fixed Income Fund) may engage in short sales that are "uncovered". Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short or (b) otherwise cover the Fund's short positions. The segregated assets are marked to market daily.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.
Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National
Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date.
Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and
REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities.
Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class).
The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

                                                                116

Inflation-Indexed Bond - The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statement of Operations, even though investors do not receive the principal amount until maturity.

Corporate Term Loans - The Barrow Hanley Core Bond Fund, Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight
Short Term Fixed Income Fund may invest in corporate term loans in the form of participations in loans and assignments of all or a portion of loans from third parties. Loan assignments and participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment on trade date and begins to accrue interest when the borrower withdraws money. These loans generally pay interest at rates which are periodically reset by reference to a base lending rate plus a spread.

The loans in which the Funds invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Payments by Affiliates - For the six-month period ended September 30, 2011 and the year ended March 31, 2011, there were no material payments by affiliates.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other non-class specific expenses and realized and unrealized gains and losses of a Fund are allocated to the respective share class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately. The Funds had no material expense reductions for the six-month period ended September 30, 2011.

Each Fund (except the Cash Reserves Fund) will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption/exchange fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the redemption/exchange fee for the benefit of the remaining shareholders by crediting Paid-in Capital.
For a discussion of the limited exemptions to the redemption/exchange fee, please see the Funds' prospectuses. For the six-month period ended September 30, 2011, redemption fees of $1(000), $2(000), $3(000), $1(000), $1(000) and $1(000) were collected by the
Focused Fund (Class Z), Focused Fund (Institutional Class), Heitman REIT Fund (Class Z), TS&W Mid Cap Value Fund (Institutional
Class), TS&W Small Cap Value Fund (Class Z) and Dwight Intermediate Fixed Income Fund (Class Z), respectively. There were no other material redemption fee amounts collected by the Funds.

                                                                117

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES OR SERVICE PROVIDERS
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital serves as the investment adviser and administrator to each Fund. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"). OMUSH is a direct wholly owned subsidiary of OM Group
(UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to management agreements (the "Management Agreements"), under which the Adviser is obligated to provide advisory and administrative services to the Trust. Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Cash Reserves Fund's base management fee is 0.18%, with no applicable breakpoint asset thresholds. For all other
Funds, the Adviser has agreed to fee breakpoints as set forth in the tables below:

                                                           Management Fee Breakpoint Asset Thresholds
________________________________________________________________________________________________________________________________________

                                           $0 to     $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                         less than   to less than  to less than  to less than  to less than  to less than  $2.0 billion
Fund                                   $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund              0.80%         0.75%         0.70%         0.65%         0.60%         0.55%          0.50%
Barrow Hanley Value Fund                   0.75%         0.73%         0.72%         0.70%         0.68%         0.67%          0.66%
Copper Rock International Small Cap Fund   0.95%         0.90%         0.85%         0.80%         0.75%         0.70%          0.65%
Focused Fund                               0.75%         0.70%         0.65%         0.60%         0.55%         0.50%          0.45%
Heitman REIT Fund                          0.90%         0.85%         0.80%         0.75%         0.70%         0.65%          0.60%
Large Cap Growth Fund                      0.70%        0.685%        0.675%        0.675%        0.625%        0.575%         0.525%
TS&W Small Cap Value Fund                  1.00%         0.95%         0.90%         0.85%         0.80%         0.75%          0.70%
Dwight Intermediate Fixed Income Fund      0.45%        0.425%         0.40%        0.375%         0.35%        0.325%          0.30%
Dwight Short Term Fixed Income Fund        0.45%        0.425%         0.40%        0.375%         0.35%        0.325%          0.30%
________________________________________________________________________________________________________________________________________

                                                                   Management Fee Breakpoint Asset Thresholds
________________________________________________________________________________________________________________________________________

                                                                 $0 to less                  $500 million to             $1.0 billion
                                                             than $500 million           less than $1.0 billion           or greater
________________________________________________________________________________________________________________________________________

TS&W Mid-Cap Value Fund                                            0.95%                        0.90%                       0.85%
Barrow Hanley Core Bond Fund                                       0.60%                       0.575%                       0.55%
Dwight High Yield Fund                                             0.70%                       0.675%                       0.65%
________________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interests of limiting expenses of the Funds, the Adviser entered into expense limitation agreements ("Expense Limitation Agreements") with respect to the Funds pursuant to which the Adviser contractually agreed to separately waive class level expenses and fund level expenses for the Focused Fund through July 31, 2014, and for all other Funds through December 31, 2012, to the extent necessary to limit the total annual operating expenses to a specified percentage of the
Funds' average daily net assets. The expense limitations are as follows:

                                   Class      Fund       Total                                         Class      Fund       Total
                                  Expense    Expense    Expense                                       Expense    Expense    Expense
                                   Limit      Limit      Limit                                         Limit      Limit      Limit
_______________________________________________________________      ______________________________________________________________

Analytic U.S. Long/Short Fund                                        Focused Fund
   Class Z                         0.20%      0.90%      1.10%          Class Z                        0.15%      0.80%      0.95%
   Class A                         0.45%      0.90%      1.35%          Class A                        0.40%      0.80%      1.20%
   Institutional Class             0.00%      0.90%      0.90%          Institutional Class            0.00%      0.80%      0.80%
_______________________________________________________________      ______________________________________________________________

Barrow Hanley Value Fund                                             Heitman REIT Fund
   Class Z                         0.10%      0.85%      0.95%          Class Z                        0.30%      0.95%      1.25%
   Class A                         0.35%      0.85%      1.20%          Class A                        0.55%      0.95%      1.50%
   Institutional Class             0.00%      0.85%      0.85%          Institutional Class            0.00%      0.95%      0.95%
_______________________________________________________________      ______________________________________________________________

Copper Rock International Small Cap Fund                             Large Cap Growth Fund
   Class Z                         0.28%      1.02%      1.30%          Class Z                        0.10%      0.90%      1.00%
   Class A                         0.53%      1.02%      1.55%          Class A                        0.35%      0.90%      1.25%
   Institutional Class             0.03%      1.02%      1.05%          Institutional Class            0.00%      0.90%      0.90%
_______________________________________________________________      ______________________________________________________________

                                                                118

                                         Class        Fund         Total                                                     Class        Fund         Total
                                        Expense      Expense      Expense                                                   Expense      Expense      Expense
                                         Limit        Limit        Limit                                                     Limit        Limit        Limit
________________________________________________________________________________    ________________________________________________________________________________

TS&W Mid-Cap Value Fund                                                             Dwight Intermediate Fixed Income Fund
   Class Z                               0.12%        1.00%        1.12%               Class Z                               0.08%        0.50%        0.58%
   Class A                               0.40%        1.00%        1.40%               Class A                               0.33%        0.50%        0.83%
   Institutional Class                   0.00%        1.00%        1.00%               Class C                               1.08%        0.50%        1.58%
________________________________________________________________________________       Institutional Class                   0.00%        0.50%        0.50%
                                                                                    ________________________________________________________________________________
TS&W Small Cap Value Fund
   Class Z                               0.15%        1.10%        1.25%            Dwight Short Term Fixed Income Fund
   Class A                               0.40%        1.10%        1.50%               Class Z                               0.17%        0.53%        0.70%
   Institutional Class                   0.00%        1.10%        1.10%               Class A                               0.42%        0.53%        0.95%
________________________________________________________________________________       Class C                               0.92%        0.53%        1.45%
                                                                                       Institutional Class                   0.02%        0.53%        0.55%
Cash Reserves Fund                                                                  ________________________________________________________________________________
   Class Z                               0.10%        0.20%        0.30%
   Class A                               0.35%        0.20%        0.55%
   Institutional Class                   0.00%        0.20%        0.20%

________________________________________________________________________________

                                                                                       Total Institutional Class Expense Limit
____________________________________________________________________________________________________________________________________

Barrow Hanley Core Bond Fund                                                                             0.70%
Dwight High Yield Fund                                                                                   0.80%
____________________________________________________________________________________________________________________________________

The Adviser may seek reimbursement for Management Fees waived and other expenses paid by the Adviser pursuant to the Expense
Limitation Agreements during the previous three fiscal years in which the Management Fees were waived or other expenses paid.
Reimbursement by a Fund of the Management Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreements may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense percentage described above. With respect to all
Funds (except the Barrow Hanley Core Bond Fund, Dwight High Yield Fund and TS&W Mid-Cap Value Fund), no reimbursement by a Fund will be made for Management Fees waived or other expenses paid prior to December 31, 2008, unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total operating annual expense ratio is less than the specified percentage of the Fund's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board. As of September 30, 2011, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                     Expires          Expires           Expires         Expires
Fund                                              March 31, 2012   March 31, 2013   March 31, 2014   March 31, 2015     Total
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                         $335             $   45           $   72             $ 35         $  487
Barrow Hanley Value Fund                               242                111              106               53            512
Copper Rock International Small Cap Fund               192                438              308              179          1,117
Focused Fund                                           300              1,012            2,061              958          4,331
Heitman REIT Fund                                      171                 62               54               27            314
Large Cap Growth Fund                                  574                726              768              388          2,456
TS&W Mid-Cap Value Fund                                186                297              290              154            927
TS&W Small Cap Value Fund                               85                 66               50               31            232
Barrow Hanley Core Bond Fund                            37                 44               55               23            159
Cash Reserves Fund                                     192                152              314              173            831
Dwight High Yield Fund                                  32                 33               38               11            114
Dwight Intermediate Fixed Income Fund                  229                202              187               86            704
Dwight Short Term Fixed Income Fund                    202                 84               67               42            395
___________________________________________________________________________________________________________________________________

For the six-month period ended September 30, 2011, the Adviser was reimbursed the following amounts for previously waived fees:

Fund                                                                Total (000)
________________________________________________________________________________

Barrow Hanley Value Fund                                                $ 8
Focused Fund                                                             20
TS&W Small Cap Value Fund                                                 2
Dwight Short Term Fixed Income Fund                                      46
________________________________________________________________________________

                                                                119

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

The Adviser has voluntarily agreed to reimburse expenses to the extent necessary to assist the Cash Reserves Fund in maintaining a minimum yield of 0.00% for each share class. The agreement to reimburse expenses is voluntary and may be modified or discontinued
by the Adviser at any time. The voluntary waiver paid to the Cash Reserves Fund during the six-month period ended September 30, 2011 was $32 (000) and is included within the Net Waiver of Management Fees and/or Reimbursement of Other Expenses by Adviser on the
Statement of Operations.

Sub-Advisory Agreements - The following sub-advisers (the "Sub-Advisers") provide sub-advisory services or co-sub-advisory services to the Funds pursuant to sub-advisory agreements (the "Sub-Advisory Agreements") between the Trust, the Adviser and each Sub-Adviser:

Analytic Investors, LLC - The Trust, on behalf of the Analytic U.S. Long/Short Fund , and the Adviser entered into sub-advisory agreements with Analytic Investors, LLC ("Analytic"). Analytic is a majority owned subsidiary of OMUSH and an affiliate of Old
Mutual Capital.

Ashfield Capital Partners, LLC - The Trust, on behalf of the Large Cap Growth Fund and Old Mutual Strategic Small Company Fund, and
the Adviser entered into sub-advisory agreements with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital. Effective May 20, 2011, Ashfield ceased providing sub-advisory services to the Old Mutual Strategic Small Company Fund.

Barrow, Hanley, Mewhinney & Strauss, LLC - The Trust, on behalf of the Barrow Hanley Core Bond Fund and Barrow Hanley Value Fund,
and the Adviser entered into sub-advisory agreements with Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley"). Barrow Hanley
is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Copper Rock Capital Partners, LLC - The Trust, on behalf of the Copper Rock International Small Cap Fund, and the Adviser entered into a sub-advisory agreement with Copper Rock. Copper Rock is a majority owned subsidiary of OMUSH and an affiliate of Old
Mutual Capital.

Dwight Asset Management Company LLC - The Trust, on behalf of the Cash Reserves Fund, Dwight High Yield Fund, Dwight Intermediate
Fixed Income Fund and Dwight Short Term Fixed Income Fund, and the Adviser entered into sub-advisory agreements with Dwight Asset
Management Company LLC ("Dwight"). Dwight is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Eagle Asset Management, Inc. - The Trust, on behalf of the Old Mutual Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Eagle Asset Management, Inc. ("Eagle"). Effective May 20, 2011, the sub-advisory agreement with Eagle was terminated and Eagle ceased providing sub-advisory services to the Old Mutual Strategic Small Company Fund.

Heitman Real Estate Securities LLC - The Trust, on behalf of the Heitman REIT Fund, and the Adviser entered into a sub-advisory agreement with Heitman Real Estate Securities LLC ("Heitman"). Heitman is owned 50% by Heitman senior executives and 50% by Old
Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Thompson, Siegel & Walmsley LLC - The Trust, on behalf of the TS&W Small Cap Value Fund and TS&W Mid-Cap Value Fund, and the
Adviser entered into sub-advisory agreements with Thompson, Siegel & Walmsley LLC ("TS&W"). TS&W is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, the Sub-Advisers are entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each portion of the Funds managed, less 50%
of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser (with the exception of the Dwight Intermediate Fixed Income Fund). The fees are calculated as follows:

                                                 Sub-Advisory Fee Breakpoint Asset Thresholds
___________________________________________________________________________________________________________________________________________

                                         $0 to      $300 million  $500 million   $750 million   $1.0 billion   $1.5 billion
                                       less than    to less than  to less than   to less than   to less than   to less than    $2.0 billion
Fund                                  $300 million  $500 million  $750 million   $1.0 billion   $1.5 billion   $2.0 billion     or greater
___________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund            0.45%          0.40%         0.35%          0.30%          0.25%          0.20%           0.15%
Barrow Hanley Value Fund                 0.40%          0.38%         0.37%          0.35%          0.33%          0.32%           0.31%
Copper Rock International
   Small Cap Fund                        0.60%          0.55%         0.50%          0.45%          0.40%          0.35%           0.30%
Heitman REIT Fund                        0.55%          0.50%         0.45%          0.40%          0.35%          0.30%           0.25%
Large Cap Growth Fund                    0.35%         0.335%        0.325%         0.325%         0.275%         0.225%          0.175%
TS&W Small Cap Value Fund                0.70%          0.65%         0.60%          0.55%          0.50%          0.45%           0.40%
Dwight Short Term Fixed Income Fund      0.20%         0.175%         0.15%         0.125%          0.10%         0.075%           0.05%
___________________________________________________________________________________________________________________________________________

                                                                120

                                                                    Sub-Advisory Fee Breakpoint Asset Thresholds
___________________________________________________________________________________________________________________________________________

                                                    $0 to less                   $500 million to                  $1.0 billion
                                                 than $500 million           less than $1.0 billion                or greater
___________________________________________________________________________________________________________________________________________

TS&W Mid-Cap Value Fund                                0.50%                          0.47%                           0.45%
Barrow Hanley Core Bond Fund                           0.25%                          0.24%                          0.229%
Dwight High Yield Fund                                 0.35%                         0.338%                          0.325%
___________________________________________________________________________________________________________________________________________

                                                                                                   Sub-Advisory Fees without Breakpoints
___________________________________________________________________________________________________________________________________________

Cash Reserves Fund                                                                                                 0.09%
Dwight Intermediate Fixed Income Fund                                                                              0.15%
___________________________________________________________________________________________________________________________________________

From time to time, the Adviser may recommend the appointment of additional or replacement sub-advisers to the Board. The Trust and the Adviser have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a
"manager of managers" structure. Under this structure, the Adviser, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment.
Under the manager of managers structure, the Adviser has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. Shareholders will be notified of any changes in unaffiliated sub-advisers. Shareholders of a
Fund have the right to terminate a sub-advisory agreement with an affiliated or unaffiliated sub-adviser to a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The SEC exemptive order also permits the Funds to disclose to shareholders the aggregate fees paid to Old Mutual Capital and unaffiliated sub-adviser(s) by each Fund.

Sub-Administrator - The Adviser and The Bank of New York Mellon (the "Sub-Administrator") entered into a sub-administration and accounting agreement (the "Sub-Administration Agreement") pursuant to which the Sub-Administrator assists the Adviser in connection with the administration and business affairs of the Trust. Under the Sub-Administration Agreement, The Adviser pays the
Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust and Old
Mutual Funds I (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Adviser and Old Mutual Fund Services (administrator to Old Mutual Funds I) pays the
Sub-Administrator the following annual fees: (1) $35 (000) for each fund managed as a "fund of funds"; and (2) $3 (000) per class in excess of three classes for each fund in the Old Mutual Complex; and (3) the greater of .01925% based on the combined average daily gross assets of the Old Mutual Complex or $425 (000). Certain minimum fees apply. The Sub-Administration Agreement provides that the
Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the
Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the
Sub-Administrator be liable to the Adviser or any third party for special, indirect or consequential damages.

Distributor - The Trust entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners
(the "Distributor"), a wholly owned subsidiary of the Adviser. The Distributor receives no compensation under the Distribution
Agreement for serving in such capacity. The Trust has adopted, on behalf of Class A shares of each Fund, separate distribution plans pursuant to Rule 12b-1 under the 1940 Act, which provide for payment of a distribution fee of up to 0.25% of the daily net assets of
Class A shares. Currently, the Trust is not paying a distribution fee on Class A shares. The Trust has also adopted, on behalf of
Class C shares of the Dwight Intermediate Fixed Income Fund and the Dwight Short Term Fixed Income Fund, a Distribution Plan
pursuant to Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Dwight Short Term Fixed Income Fund pays a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Trust has also adopted a Service Plan on behalf of Class A shares of each Fund and Class C shares of the Dwight Intermediate Fixed Income Fund and the Dwight Short Term Fixed Income Fund which provide for payment of a service fee of up to 0.25% of the average daily net assets of each Class. The Class A service plan on behalf of the TS&W Mid-Cap
Value Fund and Cash Reserves Fund were adopted pursuant to Rule 12b-1. Distribution fees are paid to the Distributor for the sale and distribution of shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

                                                                121

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Of the service and distribution fees the Distributor received for the six-month period ended September 30, 2011, it retained the following (000):

                                                                                             Service Fees       Distribution Fees
____________________________________________________________________________________________________________________________________

                                                                                         Class A       Class C      Class C
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                                              $-            $-           $-
Barrow Hanley Value Fund                                                                    -             -            -
Copper Rock International Small Cap Fund                                                    -             -            -
Focused Fund                                                                                1             -            -
Heitman REIT Fund                                                                           2             -            -
Large Cap Growth Fund                                                                       -             -            -
TS&W Mid-Cap Value Fund                                                                     1             -            -
TS&W Small Cap Value Fund                                                                   -             -            -
Cash Reserves Fund                                                                          -             -            -
Dwight Intermediate Fixed Income Fund                                                       2             2            6
Dwight Short Term Fixed Income Fund                                                         -             1            3
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Other Service Providers - The Bank of New York Mellon also serves as the custodian for each of the Funds. The custodian's responsibilities include safekeeping of the Funds' portfolio securities and cash, the delivery of such securities and cash to and from the Funds, and the appointment of any sub-custodian banks and clearing agents.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Trust. Pursuant to an agency agreement between the Trust and DST, DST also provides call center, correspondence and other shareholder account-related services to the
Funds. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust.

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH's participant directed 401K, profit sharing and/or voluntary deferral plans which invest in the Old Mutual Complex (collectively, the "Deferred Plans"). The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Funds' Class Z shares within the Deferred Plans. During the six-month period ended September 30, 2011, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Complex was approximately $20(000).

Officers of the Trust who are or were officers of the Adviser, Old Mutual Fund Services or the Distributor, as well as the Senior
Officer, received no compensation from the Trust.

4. INVESTMENT TRANSACTION
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments and securities sold short, for the Funds (excluding the Cash Reserves Fund) for the six-month period ended September 30, 2011, were as follows:

                                                                            Purchases (000)                    Sales (000)
____________________________________________________________________________________________________________________________________

                                                                       Other      U.S. Government       Other     U.S. Government
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                        $ 49,838         $     -         $ 57,236       $     -
Barrow Hanley Value Fund                                                9,810               -           17,384             -
Copper Rock International Small Cap                                   168,930               -          180,130             -
Focused Fund                                                          323,101               -          366,794             -
Heitman REIT Fund                                                      38,378               -           41,575             -
Large Cap Growth Fund                                                  28,303               -           44,932             -
TS&W Mid-Cap Value Fund                                               100,839               -          181,058             -
TS&W Small Cap Value Fund                                              20,838               -           29,099             -
Barrow Hanley Core Bond Fund                                            7,895           5,677           17,742         6,140
Dwight High Yield Fund                                                  4,989               -            5,676             -
Dwight Intermediate Fixed Income Fund                                 190,537          46,358          198,334        45,316
Dwight Short Term Fixed Income Fund                                    91,095          26,756           93,946        33,965
____________________________________________________________________________________________________________________________________

                                                                122

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

5. CAPITAL SHARE TRANSACTIONS
_____________________________________________________________________________________________________________________________________________________________

                                                                                Old Mutual
                                                                               Analytic U.S.                                    Old Mutual
                                                                              Long/Short Fund                             Barrow Hanley Value Fund
_____________________________________________________________________________________________________________________________________________________________

                                                                      4/1/11 to               4/1/10 to               4/1/11 to             4/1/10 to
                                                                       9/30/11                 3/31/11                 9/30/11               3/31/11
                                                                     (Unaudited)                                     (Unaudited)
_____________________________________________________________________________________________________________________________________________________________

                                                                 Shares     Dollars      Shares     Dollars      Shares     Dollars     Shares     Dollars
_____________________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                    148     $ 1,798         397     $ 4,231         845     $ 5,304      3,934   $ 23,642
   Capital Contribution                                               -           -           -           -           -           -          -          -
   Shares Issued upon Reinvestment of Distributions                   -           -          87         940          87         561        194      1,174
   Redemption Fees                                                  n/a           -         n/a           -         n/a           -        n/a          -
   Shares Redeemed                                               (1,191)    (14,247)     (9,154)    (92,825)     (1,163)     (7,596)    (5,517)   (33,212)
_____________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                      (1,043)    (12,449)     (8,670)    (87,654)       (231)     (1,731)    (1,389)    (8,396)
_____________________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                     17         194          21         223          19         123         54        315
   Capital Contribution                                               -           -           -           -           -           -          -          -
   Shares Issued upon Reinvestment of Distributions                   -           -           5          56           2          16          5         29
   Redemption Fees                                                  n/a           -         n/a           -         n/a           -        n/a          -
   Shares Redeemed                                                  (38)       (438)       (233)     (2,425)        (18)       (119)      (118)      (723)
_____________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                         (21)       (244)       (207)     (2,146)          3          20        (59)      (379)
_____________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                    128       1,475         120       1,274         314       1,976        359      2,170
   Capital Contribution                                               -           -           -           -           -           -          -          -
   Shares Issued upon Reinvestment of Distributions                   -           -          29         314          55         357        120        726
   Redemption Fees                                                  n/a           -         n/a           -         n/a           -        n/a          -
   Shares Redeemed                                                 (115)     (1,281)       (744)     (7,607)       (727)     (4,577)    (2,473)   (14,829)
_____________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions              13         194        (595)     (6,019)       (358)     (2,244)    (1,994)   (11,933)
_____________________________________________________________________________________________________________________________________________________________

(1)  During the year ended March 31, 2011 the Copper Rock International Small Cap Fund received a one time distribution of Settlement funds from Zurich
     Financial Services Ltd.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                124

                Old Mutual
         Copper Rock International                                 Old Mutual                                            Old Mutual
               Small Cap Fund                                     Focused Fund                                        Heitman REIT Fund
_____________________________________________________________________________________________________________________________________________________

     4/1/11 to                 4/1/10 to                4/1/11 to                 4/1/10 to                4/1/11 to                   4/1/10 to
      9/30/11                   3/31/11                  9/30/11                   3/31/11                  9/30/11                     3/31/11
    (Unaudited)                                        (Unaudited)                                        (Unaudited)
_____________________________________________________________________________________________________________________________________________________

Shares     Dollars        Shares      Dollars       Shares     Dollars       Shares      Dollars      Shares       Dollars         Shares     Dollars
_____________________________________________________________________________________________________________________________________________________

   172    $  1,962           498     $  5,176          659    $ 13,967        2,794     $ 58,415         739       $ 6,631            737    $ 5,796
     -           -             -           41 (1)        -           -            -            -           -             -              -          -
     -           -            17          181            -           -        1,915       35,570          17           142             38        293
   n/a           -           n/a            -          n/a           1          n/a            3         n/a             3            n/a          1
(1,640)    (18,996)       (2,120)     (20,747)      (3,081)    (64,481)      (4,378)     (90,150)       (396)       (3,392)          (800)    (6,222)
_____________________________________________________________________________________________________________________________________________________

(1,468)    (17,034)       (1,605)     (15,349)      (2,422)    (50,513)         331        3,838         360         3,384            (25)      (132)
_____________________________________________________________________________________________________________________________________________________

     7          77            23          236           46         985          540       10,929          14           122             40        303
     -           -             -            1 (1)        -           -            -            -           -             -              -          -
     -           -             -            -            -           -           36          661           2            17              6         43
   n/a           -           n/a            -          n/a           -          n/a            1         n/a             -            n/a          -
   (10)       (120)         (105)      (1,120)        (212)     (4,455)      (1,595)     (32,331)        (57)         (504)          (771)    (5,804)
_____________________________________________________________________________________________________________________________________________________

    (3)        (43)          (82)        (883)        (166)     (3,470)      (1,019)     (20,740)        (41)         (365)          (725)    (5,458)
_____________________________________________________________________________________________________________________________________________________

   463       5,635            38          415          148       3,164           43          871          59           500              -          -
     -           -             -            - (1)        -           -            -            -           -             -              -          -
     -           -             -            2            -           -          103        1,917           6            49             22        172
   n/a           -           n/a            -          n/a           2          n/a            -         n/a             -            n/a          -
   (25)       (264)         (275)      (2,536)        (106)     (2,255)        (275)      (5,647)       (798)       (7,213)          (560)    (4,145)
_____________________________________________________________________________________________________________________________________________________

   438       5,371          (237)      (2,119)          42         911         (129)      (2,859)       (733)       (6,664)          (538)    (3,973)
_____________________________________________________________________________________________________________________________________________________

                                                                125

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

                                                                                                                                 Old Mutual
                                                                                Old Mutual                                      TS&W Mid-Cap
                                                                          Large Cap Growth Fund                                  Value Fund
_____________________________________________________________________________________________________________________________________________________________

                                                                     4/1/11 to               4/1/10 to                4/1/11 to             4/1/10 to
                                                                      9/30/11                 3/31/11                  9/30/11               3/31/11
                                                                    (Unaudited)                                      (Unaudited)
_____________________________________________________________________________________________________________________________________________________________

                                                                 Shares     Dollars      Shares     Dollars      Shares     Dollars     Shares     Dollars
_____________________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                   110     $  1,994         271    $  4,626         121    $  1,119         464  $   3,827
   Shares Issued upon Reinvestment of Distributions                  -            -          20         364           -           -          44        379
   Redemption Fees                                                 n/a            -         n/a           7         n/a           -         n/a          -
   Shares Redeemed                                                (624)     (11,504)     (1,520)    (25,960)       (653)     (5,968)     (2,138)   (17,441)
_____________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                       (514)      (9,510)     (1,229)    (20,963)       (532)     (4,849)     (1,630)   (13,235)
_____________________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                     2           33          18         309          28         257         109        884
   Shares Issued upon Reinvestment of Distributions                  -            -           -           -           -           -           1         10
   Redemption Fees                                                 n/a            -         n/a           -         n/a           -         n/a          -
   Shares Redeemed                                                 (14)        (294)        (26)       (446)       (302)     (2,794)       (349)    (2,917)
_____________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                        (12)        (261)         (8)       (137)       (274)     (2,537)       (239)    (2,023)
_____________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                   167        2,940          12         187       1,114      10,373      11,904     97,002
   Shares Issued upon Reinvestment of Distributions                  -            -           5          84           -           -         175      1,491
   Redemption Fees                                                 n/a            -         n/a           -         n/a           1         n/a          -
   Shares Redeemed                                                (446)      (8,400)       (667)    (12,427)     (6,876)    (63,827)    (12,123)  (108,133)
_____________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions           (279)      (5,460)       (650)    (12,156)     (5,762)    (53,453)        (44)    (9,640)
_____________________________________________________________________________________________________________________________________________________________

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                126

                 Old Mutual                                      Old Mutual
               TS&W Small Cap                                  Barrow Hanley                                        Old Mutual
                 Value Fund                                    Core Bond Fund                                   Cash Reserves Fund
___________________________________________________________________________________________________________________________________________________

    4/1/11 to                4/1/10 to               4/1/11 to                4/1/10 to                4/1/11 to                4/1/10 to
     9/30/11                  3/31/11                 9/30/11                  3/31/11                  9/30/11                  3/31/11
   (Unaudited)                                      (Unaudited)                                       (Unaudited)
___________________________________________________________________________________________________________________________________________________

Shares     Dollars      Shares     Dollars      Shares      Dollars      Shares      Dollars      Shares       Dollars      Shares     Dollars
___________________________________________________________________________________________________________________________________________________

   441    $  8,112         980   $  16,232           -     $      -            -    $      -        6,314   $    6,314       10,461   $  10,459
     -           -           -           -           -            -            -           -            -            -            3           3
   n/a           1         n/a           -         n/a            -          n/a           -          n/a            -          n/a           -
  (833)    (15,488)     (1,115)    (18,736)          -            -            -           -       (5,915)      (5,915)     (13,857)    (13,855)
___________________________________________________________________________________________________________________________________________________

  (392)     (7,375)       (135)     (2,504)          -            -            -           -          399          399       (3,393)     (3,393)
___________________________________________________________________________________________________________________________________________________

     4          69          26         444           -            -            -           -           80           80          474         474
     -           -           -           -           -            -            -           -            -            -            -           -
   n/a           -         n/a           -         n/a            -          n/a           -          n/a            -          n/a           -
   (19)       (346)       (159)     (2,623)          -            -            -           -         (221)        (221)      (1,081)     (1,081)
___________________________________________________________________________________________________________________________________________________

   (15)       (277)       (133)     (2,179)          -            -            -           -         (141)        (141)        (607)       (607)
___________________________________________________________________________________________________________________________________________________

    15         288          96       1,624           -            -          385       4,045      326,786      326,786      453,395     453,395
     -           -           -           -          82          874          285       3,017            4            4           27          26
   n/a           -         n/a           -         n/a            -          n/a           -          n/a            -          n/a           -
   (23)       (396)       (668)    (10,469)     (1,023)     (10,917)      (1,587)    (16,854)    (336,784)    (336,784)    (341,077)   (341,077)
___________________________________________________________________________________________________________________________________________________

    (8)       (108)       (572)     (8,845)       (941)     (10,043)        (917)     (9,792)      (9,994)      (9,994)     112,345     112,344
___________________________________________________________________________________________________________________________________________________

                                                                127

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

                                                                                              Old Mutual
                                                                                        Dwight High Yield Fund
____________________________________________________________________________________________________________________________________

                                                                             4/1/11 to                          4/1/10 to
                                                                              9/30/11                            3/31/11
                                                                            (Unaudited)
____________________________________________________________________________________________________________________________________

                                                                      Shares           Dollars           Shares           Dollars
____________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                          -            $     -                -           $     -
   Shares Issued upon Reinvestment of Distributions                       -                  -                -                 -
   Redemption Fees                                                      n/a                  -              n/a                 -
   Shares Redeemed                                                        -                  -                -                 -
____________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                               -                  -                -                 -
____________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                          -                  -                -                 -
   Shares Issued upon Reinvestment of Distributions                       -                  -                -                 -
   Redemption Fees                                                      n/a                  -              n/a                 -
   Shares Redeemed                                                        -                  -                -                 -
____________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                               -                  -                -                 -
____________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                          -                  -                -                 -
   Shares Issued upon Reinvestment of Distributions                       -                  -                -                 -
   Redemption Fees                                                      n/a                  -              n/a                 -
   Shares Redeemed                                                        -                  -                -                 -
____________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                               -                  -                -                 -
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                        127              1,296              219             2,265
   Shares Issued upon Reinvestment of Distributions                      49                488              162             1,669
   Redemption Fees                                                      n/a                  -              n/a                 -
   Shares Redeemed                                                     (324)            (3,214)            (234)           (2,472)
____________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                (148)            (1,430)             147             1,462
____________________________________________________________________________________________________________________________________

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                128

                         Old Mutual                                                           Old Mutual
                    Dwight Intermediate                                                    Dwight Short Term
                     Fixed Income Fund                                                     Fixed Income Fund
____________________________________________________________________________________________________________________________________

       4/1/11 to                          4/1/10 to                          4/1/11 to                          4/1/10 to
        9/30/11                            3/31/11                            9/30/11                            3/31/11
      (Unaudited)                                                           (Unaudited)
____________________________________________________________________________________________________________________________________

Shares           Dollars           Shares           Dollars           Shares           Dollars           Shares           Dollars
____________________________________________________________________________________________________________________________________

   638           $ 6,395            1,883          $ 19,138              286         $   2,882            2,098          $ 21,209
    26               263               82               822              109             1,100              244             2,447
   n/a                 1              n/a                 -              n/a                 -              n/a                 1
  (905)           (9,132)            (685)           (6,956)          (1,012)          (10,191)          (3,497)          (35,231)
____________________________________________________________________________________________________________________________________

  (241)           (2,473)           1,280            13,004             (617)           (6,209)          (1,155)          (11,574)
____________________________________________________________________________________________________________________________________

   178             1,783              907             9,365               32               326              283             2,854
     9                92              110             1,106                5                46               16               164
   n/a                 -              n/a                 -              n/a                 -              n/a                 -
  (557)           (5,592)          (3,019)          (31,050)            (338)           (3,411)          (3,476)          (35,116)
____________________________________________________________________________________________________________________________________

  (370)           (3,717)          (2,002)          (20,579)            (301)           (3,039)          (3,177)          (32,098)
____________________________________________________________________________________________________________________________________

    33               336              227             2,334               34               343              162             1,637
     3                27               38               381                1                12                4                40
   n/a                 -              n/a                 -              n/a                 -              n/a                 -
  (194)           (1,945)          (1,129)          (11,545)            (219)           (2,209)            (958)           (9,649)
____________________________________________________________________________________________________________________________________

  (158)           (1,582)            (864)           (8,830)            (184)           (1,854)            (792)           (7,972)
____________________________________________________________________________________________________________________________________

    49               494              278             2,766              118             1,185              927             9,324
    18               185              117             1,169               20               204               37               370
   n/a                 -              n/a                 -              n/a                 -              n/a                 -
  (228)           (2,305)            (853)           (8,801)            (360)           (3,621)            (644)           (6,484)
____________________________________________________________________________________________________________________________________

  (161)           (1,626)            (458)           (4,866)            (222)           (2,232)             320             3,210
____________________________________________________________________________________________________________________________________

                                                                129

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

6. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains.
Accordingly, no provision has been made for federal income taxes.

The Funds are subject to the provisions of FASB Accounting Standards Codification 740-10 ("ASC 740-10"), Income Taxes. ASC 740-10
requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not"
recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740-10 requires management of the Funds to analyze all open tax years, fiscal years 2008-2011 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the
United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31,
2011, primarily attributable to certain losses which, for tax purposes, are not available to offset future income, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, returns of capital, utilization of net operating losses, capital loss carryforwards that expire in the current year due to Internal Revenue Code limitations, REIT reclasses between net investment income and long-term capital, and dividends on short sales. These permanent differences were reclassified to/from the following accounts:

                                                                   Increase/        Increase/(Decrease)       Increase/(Decrease)
                                                                   (Decrease)         Undistributed               Accumulated
                                                                    Paid-in           Net Investment             Net Realized
                                                                    Capital              Income                      Gain
                                                                     (000)                (000)                      (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                      $  (3,787)             $   3                    $  3,784
Copper Rock International Small Cap Fund                                (857)               852                           5
Focused Fund                                                            (119)               121                          (2)
Heitman REIT Fund*                                                      (329)               251                          78
Large Cap Growth Fund                                               (172,079)                73                     172,006
TS&W Mid-Cap Value Fund                                                 (320)              (110)                        430
TS&W Small Cap Value Fund                                               (222)               232                         (10)
Barrow Hanley Core Bond Fund                                               -                (15)                         15
Dwight High Yield Fund                                                    (2)                (1)                          3
Dwight Intermediate Fixed Income Fund                                     (5)               297                        (292)
Dwight Short Term Fixed Income Fund                                        -                519                        (519)
____________________________________________________________________________________________________________________________________

These reclassifications had no effect on net assets or net asset value per share.

Amounts designated as "-" are either $0 or have been rounded to $0.

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2010 tax reporting year.

                                                                130

The tax character of dividends and distributions declared during the years ended March 31, 2011 and 2010 were as follows:

                                                                 Ordinary            Long-Term           Return of
                                                                  Income           Capital Gain           Capital            Total
Fund                                                              (000)                (000)               (000)             (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund
   2011                                                           $ 1,435             $     -              $   -            $ 1,435
   2010                                                             1,518                   -                  -              1,518
Barrow Hanley Value Fund
   2011                                                             2,145                   -                  -              2,145
   2010                                                             3,086                   -                  -              3,086
Copper Rock International Small Cap Fund
   2011                                                               189                   -                  -                189
   2010                                                               265                   -                  -                265
Focused Fund
   2011                                                            18,166              22,254                  -             40,420
   2010                                                               849                   -                  -                849
Heitman REIT Fund*
   2011                                                               631                   -                329                960
   2010                                                             1,197                   -                  -              1,197
Large Cap Growth Fund
   2011                                                               461                   -                  -                461
   2010                                                               679                   -                118                797
TS&W Mid-Cap Value Fund
   2011                                                             1,899                   -                  -              1,899
   2010                                                             1,314                   -                  -              1,314
TS&W Small Cap Value Fund
   2010                                                               207                   -                 28                235
Barrow Hanley Core Bond Fund
   2011                                                             2,532                 485                  -              3,017
   2010                                                             3,383                 230                  -              3,613
Cash Reserves Fund
   2011                                                                68                   -                  -                 68
   2010                                                                31                   -                  -                 31
Dwight High Yield Fund
   2011                                                             1,669                   -                  -              1,669
   2010                                                             1,810                   -                  -              1,810
Dwight Intermediate Fixed Income Fund
   2011                                                             5,227               1,396                  -              6,623
   2010                                                             4,678                   -                  -              4,678
Dwight Short Term Fixed Income Fund
   2011                                                             3,468                   -                  -              3,468
   2010                                                             5,185                   -                  -              5,185
____________________________________________________________________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund's December 31 tax reporting year.

The TS&W Small Cap Value Fund did not declare dividends or distributions during the year ended March 31, 2011.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                131

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

As of March 31, 2011, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                  Undistributed  Undistributed                  Post-      Unrealized      Other
                                    Ordinary       Long-Term    Capital Loss   October    Appreciation    Temporary
                                     Income      Capital Gains  Carryforwards  Losses    (Depreciation)  Differences      Total
                                     (000)           (000)          (000)       (000)         (000)         (000)         (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund        $ 20           $    -       $   (65,225)   $  -         $ 3,786        $   -      $   (61,419)
Barrow Hanley Value Fund              580                -           (22,733)      -          25,296            -            3,143
Copper Rock International
   Small Cap Fund                       -                -           (42,850)      -          29,728            -          (13,122)
Focused Fund                          407                -        (1,211,617)      -          76,030            -       (1,135,180)
Heitman REIT Fund*                      -                -           (14,888)      -          16,218            -            1,330
Large Cap Growth Fund                   -                -          (156,883)      -          64,495            -          (92,388)
TS&W Mid-Cap Value Fund               583                -           (23,636)      -          55,063            -           32,010
TS&W Small Cap Value Fund**             -            4,750            (4,727)      -          27,770            -           27,793
Barrow Hanley Core Bond Fund           57              271                 -       -           1,940         (160)           2,108
Cash Reserves Fund                      -                -                 -       -               -            -                -
Dwight High Yield Bond Fund           372               87                 -       -            (138)         (79)             242
Dwight Intermediate
   Fixed Income Fund                  305              186                 -       -             864         (174)           1,181
Dwight Short Term
   Fixed Income Fund                  272                -              (903)    (16)            234         (278)            (691)
____________________________________________________________________________________________________________________________________

*  Information reflects fund activity for tax purposes based on the Fund's December 31, 2010 tax reporting year.

** The Internal Revenue Code of 1986, as amended, (the "Code") limits the ability of the TS&W Small Cap Value Fund to utilize, in the current year, some of the capital losses carried over from the Old Mutual Small Cap Fund as a result of the March 27, 2009 merger. The undistributed long-term capital gain amounts as of March 31, 2011, include remaining long-term capital gains of approximately $4,750 (000) after application of this limitation. To the extent not utilized in the year ended March 31, 2011, the capital loss carryovers are preserved (subject to applicable limitations) to be utilized against future capital gains.

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2010 through March 31, 2011 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of March 31, 2011, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

Fund                                     2012       2013       2014    2015     2016      2017      2018      2019       Total
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund        $      -     $      -      $-     $  -   $ 4,226   $ 19,658   $41,341   $    -   $   65,225
Barrow Hanley Value Fund                    -            -       -        -         -      2,585    16,647    3,501       22,733
Copper Rock International
   Small Cap Fund                           -            -       -        -    33,443      4,523     4,884        -       42,850
Focused Fund                          806,931      312,740       -        -    24,381     67,565         -        -    1,211,617
Heitman REIT Fund*                          -            -       -        -         -     14,888         -        -       14,888
Large Cap Growth Fund                 105,397            -       -        -    15,864     21,126    14,496        -      156,883
TS&W Mid-Cap Value Fund                     -            -       -        -     5,975      3,998    13,663        -       23,636
TS&W Small Cap Value Fund                   -            -       -        -     4,727          -         -        -        4,727
Barrow Hanley Core Bond Fund                -            -       -        -         -          -         -        -            -
Cash Reserves Fund                          -            -       -        -         -          -         -        -            -
Dwight High Yield Fund                      -            -       -        -         -          -         -        -            -
Dwight Intermediate Fixed Income Fund       -            -       -        -         -          -         -        -            -
Dwight Short Term Fixed Income Fund         -            -       -      327         -          -       576        -          903
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2010 tax reporting year.

                                                                132

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years (beginning on April 1, 2011) will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards presented in the table above may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended March 31, 2011, the following capital loss carryforwards were utilized to offset realized capital gains and/or expired (000):

Fund                                                                         Amount
___________________________________________________________________________________

Analytic U.S. Long/Short Fund                                              $ 10,565
Copper Rock International Small Cap Fund                                     18,371
Focused Fund                                                                 32,548
Heitman REIT Fund*                                                           10,237
Large Cap Growth Fund                                                       197,875
TS&W Mid-Cap Value Fund                                                      31,726
TS&W Small Cap Value Fund                                                    11,118
Barrow Hanley Core Bond Fund                                                    260
Dwight Short Term Fixed Income Fund                                             895
___________________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2010 tax reporting year.

Of the capital loss carryforwards attributable to the Focused Fund, Large Cap Growth Fund, Copper Rock International Small Cap
Fund, TS&W Mid-Cap Value Fund and TS&W Small Cap Value Fund, the following amounts may be limited as a result of reorganizations completed after the close of business on March 27, 2009 and December 4, 2009 and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may be further limited for up to five years from the date of the reorganization (000):

                                                                                                   Amounts              Amounts
                                                                                               limited annually     limited annually
                                                                        Total Capital Loss          due to               due to
                                                                           Carryforwards           12/04/09             03/27/09
                                                                            at 03/31/11         reorganization       reorganization
____________________________________________________________________________________________________________________________________

Copper Rock International Small Cap Fund                                     $   42,850            $     -              $ 9,408
Focused Fund                                                                  1,211,617             25,893                    -
Large Cap Growth Fund                                                           156,883                  -               20,905
TS&W Mid-Cap Value Fund                                                          23,636                  -               13,855
TS&W Small Cap Value Fund                                                         4,727                  -                4,727
____________________________________________________________________________________________________________________________________

The federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written option contracts, held by each Fund excluding the Cash Reserves Fund, at September 30, 2011, were as follows:

                                                                                                                      Net Unrealized
                                                                    Federal Tax      Unrealized       Unrealized      Appreciation/
                                                                       Cost        Appreciation      Depreciation     (Depreciation)
Fund                                                                   (000)           (000)            (000)             (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                        $ 38,688         $ 2,682         $ (4,373)         $ (1,691)
Barrow Hanley Value Fund                                              100,831          18,427          (11,099)            7,328
Copper Rock International Small Cap Fund                              101,496           2,868          (17,767)          (14,899)
Focused Fund                                                          522,612          29,660          (66,434)          (36,774)
Heitman REIT Fund                                                      45,239          13,606           (3,965)            9,641
Large Cap Growth Fund                                                 133,569          36,372           (7,597)           28,775
TS&W Mid-Cap Value Fund                                               185,359          19,452          (16,952)            2,500
TS&W Small Cap Value Fund                                              92,451          13,053          (15,932)           (2,879)
Barrow Hanley Core Bond Fund                                           36,331           2,411             (167)            2,244
Dwight High Yield Fund                                                  9,774              97           (1,327)           (1,230)
Dwight Intermediate Fixed Income Fund                                  83,285           1,224             (498)              726
Dwight Short Term Fixed Income Fund                                   154,698           1,821           (1,227)              594
____________________________________________________________________________________________________________________________________

                                                                133

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

7. CONCENTRATIONS/RISKS
____________________________________________________________________________________________________________________________________

The Cash Reserves Fund invests in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed by Dwight to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain Funds invest a high percentage of their assets in specific sectors of the market, including real estate. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Heitman REIT Fund is concentrated, which means it may invest 25% or more of its net assets in specific industries.

There are risks associated with selling short, including the risk that a Fund engaged in short sales may have to cover its short positions at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

The Dwight High Yield Fund invests in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

Certain funds may invest in mortgage related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund. However, based on experience, the Funds expect the risk of loss pursuant to such indemnifications to be remote.

8. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Board of Trustees of each of the Trust and Old Mutual Funds I (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (for the purposes of this Note 8, the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended
September 30, 2011.

9. LITIGATION
____________________________________________________________________________________________________________________________________

PBHG Funds (now known as Old Mutual Funds II) and PBHG Fund Distributors (now known as Old Mutual Investment Partners) were named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil
Litigation"). The Civil Litigation consolidates and coordinates a number of individual class action suits and derivative suits based on similar claims, which were previously filed against PBHG Funds and PBHG Fund Distributors in other jurisdictions, and were transferred to the U.S. District Court for the District of Maryland (the "Maryland District Court"). Consolidated complaints in the
Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i)
violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of PBHG Fund Distributors as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of PBHG Funds' 12b-1 Plan.

                                                                134

Settlements were reached that will resolve the claims asserted in the Class Action Suit and the Derivatives Suit (together, the "Settlement"). A description of the Settlement and its terms may be found at http://www.mutualfundsettlements.com/pb/index.php.

Old Mutual Capital does not believe that the terms of the Settlement will materially affect the Funds or its ability to carry out its duty as investment adviser to the Funds.

10. EXPENSES BORNE BY ADVISER
____________________________________________________________________________________________________________________________________

Legal, printing and/or compliance audit expenses relating to the Civil Litigation described in Note 9 and certain regulatory examinations in connection with the market timing allegations were incurred, and the Adviser and/or the former adviser paid these expenses on behalf of the Trust. Had the Adviser and/or the former adviser not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2011, 2010, 2009, 2008 and 2007 and the semi-annual period ended September 30, 2011.

11. NEW ACCOUNTING PRONOUNCEMENT
____________________________________________________________________________________________________________________________________

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in
U.S. GAAP and IFRSs". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December
15, 2011. The Adviser has evaluated the implications of ASU No. 2011-04 and does not anticipate a material impact on the financial statements.

12. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Accounting Standards Codification 855-10 Subsequent Events, the Adviser has
evaluated the possibility of subsequent events existing in the Funds' financial statements.

Effective October 1, 2011, the Board approved an interim sub-advisory agreement with First Eagle Investment Management, LLC ("First
Eagle") on behalf of the Dwight High Yield Fund in connection with the transition of the Dwight High Yield Fund's portfolio managers from Dwight to First Eagle. The Board also determined to change the name of the Dwight High Yield Fund to the Old Mutual High Yield
Fund.

On September 30, 2011, OMUSH and Old Mutual Capital reached a definitive agreement to sell the portion of Old Mutual Capital's retail asset management business related to the Old Mutual High Yield Fund to First Eagle. On November 17, 2011, the Board approved an Agreement and Plan of Reorganization on behalf of the Old Mutual High Yield Fund pursuant to which the Old Mutual High Yield
Fund's assets and liabilities would be transferred to a newly formed mutual fund on the First Eagle platform ("First Eagle High
Yield Fund") with substantially the same objectives, investment strategies and risks as the Old Mutual High Yield Fund. If approved by shareholders of the Old Mutual High Yield Fund and other closing conditions are satisfied, all of the assets and liabilities of the Old Mutual High Yield Fund will become the assets and liabilities of the First Eagle High Yield Fund, shareholders in the Old
Mutual High Yield Fund will become shareholders in the First Eagle High Yield Fund, and the reorganization would be expected to occur following the close of business December 30, 2011.

                                                                135

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF SEPTEMBER 30, 2011 (UNAUDITED)

On October 4, 2011, OMUSH and Old Mutual Capital reached a definitive agreement to sell the majority of Old Mutual Capital's retail asset management business to Touchstone Advisors, Inc. ("Touchstone"). On October 17, 2011, the Board approved Agreements and Plans of Reorganization on behalf of certain of the Trust's series portfolios (the "Acquired Funds") pursuant to which the assets and liabilities of each Acquired Fund would be transferred to mutual funds advised by Touchstone. The proposed reorganizations are as follows:

             Acquired Fund                                                                         Acquiring Fund
____________________________________________________________________________________________________________________________________

Old Mutual Analytic U.S. Long/Short Fund                            ->              Touchstone U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund                                 ->              Touchstone Value Fund
Old Mutual Copper Rock International Small Cap Fund                 ->              Touchstone International Small Cap Fund
Old Mutual Focused Fund                                             ->              Touchstone Focused Fund
Old Mutual Large Cap Growth Fund                                    ->              Touchstone Capital Growth Fund
Old Mutual TS&W Small Cap Value Fund                                ->              Touchstone Small Cap Value Opportunities Fund
Old Mutual TS&W Mid-Cap Value Fund                                  ->              Touchstone Mid Cap Value Opportunities Fund
Old Mutual Barrow Hanley Core Bond Fund                             ->              Touchstone Total Return Bond Fund
Old Mutual Dwight Intermediate Fixed Income Fund                    ->              Touchstone Core Bond Fund
Old Mutual Dwight Short Term Fixed Income Fund                      ->              Touchstone Ultrashort Duration Fixed Income Fund

If approved by shareholders of each Acquired Fund and other closing conditions are satisfied, all of the assets and liabilities of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund, and the reorganizations would be expected to occur during the second quarter of 2012.

On November 17, 2011, the Board approved a Plan of Liquidation and Dissolution (the "Liquidation") pursuant to which the assets of the Cash Reserves Fund would be liquidated and the proceeds remaining (after payment of or provision for liabilities and obligations of the Cash Reserves Fund) would be distributed to shareholders. If approved by shareholders, the Cash Reserves Fund anticipates that it will complete the Liquidation on or around the close of business on March 23, 2012 (the "Liquidation Date"). On or about the
Liquidation Date, the Fund will make liquidating distributions to each remaining shareholder equal to the shareholder's proportionate interest in the net assets of the Cash Reserves Fund, in complete redemption and cancellation of the Cash Reserves
Fund's shares held by the shareholder, and thereafter the Cash Reserves Fund will be terminated and dissolved.

The Adviser has determined that there are no additional material events that would require disclosure in the Funds' financial statements.

                                                                136

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling 888-772-2888 toll-free; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities for the twelve-month period ended June 30, 2011 is available (i) without charge, upon request, by calling 888-772-2888 toll free; (ii) on the Trust's website at oldmutualfunds.com;
and (iii) on the SEC's website at http://www.sec.gov.

Old Mutual Funds II Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free. A list of each Fund's full portfolio holdings for the prior calendar quarter is also available on the
Trust's website at oldmutualfunds.com fifteen days after the end of that calendar quarter.

                                                                137

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - September 30, 2011

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. The Funds may charge transaction fees, including sales charges (loads) on purchase payments; redemption fees; and exchange fees. The Funds also incur various ongoing expenses, including management fees, distribution (12b-1) and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2011.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, distribution (12b-1) and/or service fees, administration, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by
$1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid
During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                          Annualized        Expenses                                                                  Annualized         Expenses
                               Beginning     Ending         Expense           Paid                                        Beginning      Ending         Expense            Paid
                                Account      Account     Ratio for the       During                                        Account       Account     Ratio for the        During
                                 Value        Value        Six Month        Six Month                                       Value         Value        Six Month         Six Month
                               4/1/2011     9/30/2011       Period           Period*                                      4/1/2011      9/30/2011       Period            Period*
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class A                                          Old Mutual Copper Rock International Small Cap Fund -  Class A
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       871.40         1.61%            7.53           Actual Fund Return           1,000.00        808.90         1.55%             7.01
   Hypothetical 5% Return       1,000.00     1,016.95         1.61             8.12           Hypothetical 5% Return       1,000.00      1,017.25         1.55              7.82
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class Z                                          Old Mutual Copper Rock International Small Cap Fund - Class Z
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       871.90         1.42             6.65           Actual Fund Return           1,000.00        809.70         1.30              5.88
   Hypothetical 5% Return       1,000.00     1,017.90         1.42             7.16           Hypothetical 5% Return       1,000.00      1,018.50         1.30              6.56
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Institutional Class                              Old Mutual Copper Rock International Small Cap Fund - Institutional Class
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       872.70         1.14             5.34           Actual Fund Return           1,000.00        810.70         1.05              4.75
   Hypothetical 5% Return       1,000.00     1,019.30         1.14             5.76           Hypothetical 5% Return       1,000.00      1,019.75         1.05              5.30
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Class A                                              Old Mutual Focused Fund - Class A
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       862.20         1.20             5.59           Actual Fund Return           1,000.00        837.10         1.20              5.51
   Hypothetical 5% Return       1,000.00     1,019.00         1.20             6.06           Hypothetical 5% Return       1,000.00      1,019.00         1.20              6.06
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Class Z                                              Old Mutual Focused Fund - Class Z
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       862.20         0.95             4.42           Actual Fund Return           1,000.00        837.20         0.95              4.36
   Hypothetical 5% Return       1,000.00     1,020.25         0.95             4.80           Hypothetical 5% Return       1,000.00      1,020.25         0.95              4.80
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Institutional Class                                  Old Mutual Focused Fund - Institutional Class
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       864.00         0.85             3.96           Actual Fund Return           1,000.00        838.10         0.80              3.68
   Hypothetical 5% Return       1,000.00     1,020.75         0.85             4.29           Hypothetical 5% Return       1,000.00      1,021.00         0.80              4.04
_________________________________________________________________________________________  _________________________________________________________________________________________

                                                                138

                                                          Annualized        Expenses                                                                 Annualized        Expenses
                               Beginning     Ending         Expense           Paid                                        Beginning     Ending         Expense           Paid
                                Account      Account     Ratio for the       During                                        Account      Account     Ratio for the       During
                                 Value        Value        Six Month        Six Month                                       Value        Value        Six Month        Six Month
                               4/1/2011     9/30/2011       Period           Period*                                      4/1/2011     9/30/2011       Period           Period*
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual Heitman REIT Fund - Class A                                                     Old Mutual Cash Reserves Fund - Class A
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       881.50         1.50%           7.06            Actual Fund Return           1,000.00     1,000.00         0.19%            0.95
   Hypothetical 5% Return       1,000.00     1,017.50         1.50            7.57            Hypothetical 5% Return       1,000.00     1,024.05         0.19             0.96
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual Heitman REIT Fund - Class Z                                                     Old Mutual Cash Reserves Fund - Class Z
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       882.60         1.15            5.41            Actual Fund Return           1,000.00     1,000.00         0.18             0.90
   Hypothetical 5% Return       1,000.00     1,019.25         1.15            5.81            Hypothetical 5% Return       1,000.00     1,024.10         0.18             0.91
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual Heitman REIT Fund - Institutional Class                                         Old Mutual Cash Reserves Fund - Institutional Class
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       883.90         0.95            4.47            Actual Fund Return           1,000.00     1,010.00         0.17             0.85
   Hypothetical 5% Return       1,000.00     1,020.25         0.95            4.80            Hypothetical 5% Return       1,000.00     1,024.15         0.17             0.86
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Class A                                                 Old Mutual Dwight High Yield Fund - Institutional Class
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       841.20         1.13            5.20            Actual Fund Return           1,000.00       951.00         0.80             3.90
   Hypothetical 5% Return       1,000.00     1,019.35         1.13            5.70            Hypothetical 5% Return       1,000.00     1,021.00         0.80             4.04
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Class Z                                                 Old Mutual Dwight Intermediate Fixed Income Fund - Class A
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       842.00         0.88            4.05            Actual Fund Return           1,000.00     1,033.30         0.83             4.22
   Hypothetical 5% Return       1,000.00     1,020.60         0.88            4.45            Hypothetical 5% Return       1,000.00     1,020.85         0.83             4.19
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Institutional Class                                     Old Mutual Dwight Intermediate Fixed Income Fund - Class C
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       842.40         0.78            3.59            Actual Fund Return           1,000.00     1,029.50         1.58             8.02
   Hypothetical 5% Return       1,000.00     1,021.10         0.78            3.94            Hypothetical 5% Return       1,000.00     1,017.10         1.58             7.97
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Class A                                               Old Mutual Dwight Intermediate Fixed Income Fund - Class Z
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       854.60         1.40            6.49            Actual Fund Return           1,000.00     1,034.70         0.58             2.95
   Hypothetical 5% Return       1,000.00     1,018.00         1.40            7.06            Hypothetical 5% Return       1,000.00     1,022.10         0.58             2.93
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Class Z                                               Old Mutual Dwight Intermediate Fixed Income Fund - Institutional Class
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       855.80         1.12            5.20            Actual Fund Return           1,000.00     1,034.00         0.50             2.54
   Hypothetical 5% Return       1,000.00     1,019.40         1.12            5.65            Hypothetical 5% Return       1,000.00     1,022.50         0.50             2.53
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Institutional Class                                   Old Mutual Dwight Short Term Fixed Income Fund - Class A
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       856.70         1.00            4.64            Actual Fund Return           1,000.00     1,013.90         0.95             4.78
   Hypothetical 5% Return       1,000.00     1,020.00         1.00            5.05            Hypothetical 5% Return       1,000.00     1,020.25         0.95             4.80
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Class A                                             Old Mutual Dwight Short Term Fixed Income Fund - Class C
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       789.60         1.50            6.71            Actual Fund Return           1,000.00     1,009.10         1.45             7.28
   Hypothetical 5% Return       1,000.00     1,017.50         1.50            7.57            Hypothetical 5% Return       1,000.00     1,017.75         1.45             7.31
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Class Z                                             Old Mutual Dwight Short Term Fixed Income Fund - Class Z
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       790.30         1.25            5.59            Actual Fund Return           1,000.00     1,012.00         0.70             3.52
   Hypothetical 5% Return       1,000.00     1,018.75         1.25            6.31            Hypothetical 5% Return       1,000.00     1,021.50         0.70             3.54
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Institutional Class                                 Old Mutual Dwight Short Term Fixed Income Fund - Institutional Class
_________________________________________________________________________________________  _________________________________________________________________________________________

   Actual Fund Return           1,000.00       790.80         1.10            4.92            Actual Fund Return           1,000.00     1,013.70         0.55             2.77
   Hypothetical 5% Return       1,000.00     1,019.50         1.10            5.55            Hypothetical 5% Return       1,000.00     1,022.25         0.55             2.78
_________________________________________________________________________________________  _________________________________________________________________________________________

Old Mutual Barrow Hanley Core Bond Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return           1,000.00     1,045.60         0.70            3.58
   Hypothetical 5% Return       1,000.00     1,021.50         0.70            3.54
_________________________________________________________________________________________

* Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 days (to reflect the one-half year period).

                                                                139

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds II, please contact us at:

     | By Telephone:
     |
     | 888-772-2888
     |
     | By Mail:
     |
     | Old Mutual Funds II
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     |
     | oldmutualfunds.com

This semi-annual report is intended for the information of Old Mutual Funds II shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds II, by visiting
oldmutualfunds.com or by calling 888-772-2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-11-064 11/2011

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after Old Mutual Funds II (the “registrant”) last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended September 30, 2011, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Not applicable to semiannual reports.

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS II

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	November 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	November 18, 2011

By:	/s/ Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	November 18, 2011